Filed pursuant to Rule 497
Registration File No.333-191499

PROSPECTUS

NEWTEK BUSINESS SERVICES CORP.

2,200,000 Shares

Common Stock

Newtek Business Services, Inc. is a leading national lender that also provides a wide range of business and financial products to small businesses. Prior to completion of this offering, Newtek Business Services, Inc. merged with and into Newtek Business Services Corp., a Maryland corporation, and thereafter filed an election to be regulated as a business development company under the Investment Company Act of 1940, as amended. After the completion of this offering, we intend to operate as an internally managed, non-diversified closed-end investment company and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for U.S. federal income tax purposes.

As a business development company, our investment objective will be to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

Newtek Business Services, Inc.’s common shares are currently traded on the NASDAQ Capital Market under the symbol “NEWT,” which symbol we have transferred to Newtek Business Services Corp. After we elected to be regulated as a business development company, our net asset value per common share was approximately $16.65 (excluding the anticipated special dividend, as described herein). As of November 12, 2014, the last reported sale price of our common shares on the NASDAQ Capital Market was $12.65.

In preparation for this offering, we conducted a proxy solicitation and on October 22, 2014 held a special meeting of the existing shareholders of Newtek Business Services, Inc. at which such shareholders approved: (i) Newtek Business Services, Inc.’s merger with Newtek Business Services Corp. for the purpose of reincorporating from New York to Maryland; (ii) a reverse stock split; (iii) our ability to sell shares below our net asset value in one or more offerings, including in connection with this offering; and (iv) the adoption of an equity compensation plan.

This prospectus contains important information about us that a prospective investor should know before purchasing our common stock. Please read this prospectus before investing and keep it for future reference. Newtek Business Services, Inc. files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”), and after the completion of this offering, Newtek Business Services Corp. will continue filing such reports and information with the SEC. This information will be available free of charge by contacting us by mail at 212 West 35th Street, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors” beginning on page 18 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public Offering Price	$12.50	$27,500,000
Sales Load (Underwriting Discounts and Commissions)	$0.75	$1,650,000
Proceeds to Newtek Business Services Corp. (before expenses) (2)	$11.75	$25,850,000

(1)	We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 330,000 shares of common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $31,625,000 and the total underwriting discounts and commissions (sales load) will be $1,897,500.
(2)	We estimate that we will incur approximately $1.8 million in offering expenses in connection with this offering.

The underwriters expect to deliver the shares on or about November 18, 2014.

JMP Securities	Ladenburg Thalmann
Lebenthal

The date of this prospectus is November 12, 2014.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Until December 7, 2014 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

In connection with this offering, Newtek Business Services, Inc., including its subsidiaries and controlled portfolio companies, will merge with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the BDC Conversion (as defined below) and its successor, Newtek Business Services Corp. following the BDC Conversion. Unless otherwise specified, all per share data throughout this prospectus is adjusted for the 1 for 5 Reverse Stock Split effectuated on October 22, 2014 (as defined below). The financial information beginning on page F-1 has not been adjusted for the 1 for 5 Reverse Stock Split.

In preparation for this offering, at a special meeting held on October 22, 2014 and pursuant to a proxy solicitation conducted by us, Newtek Business Services, Inc.’s existing shareholders approved: (i) its merger with Newtek Business Services Corp. for the purpose of reincorporating from New York to Maryland; (ii) a reverse stock split, or the “Reverse Stock Split”; (iii) our ability to sell shares below our net asset value in one or more offerings, including in connection with this offering; and (iv) the adoption of an equity compensation plan. The historical financial results included in this prospectus do not account for the Reverse Stock Split.

We consider small- and medium-sized businesses, which we refer to herein as “SMBs,” as companies having revenues between $1 million to $100 million.

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ overallotment option is not exercised.

Our Business

We are a leading national lender and own and control certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software. We believe that this technology and business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated business with internal management. As a business development company, we will be internally managed and focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire, and process SMB customers without reliance on high cost sales staff and time consuming application processes, which is highly cost effective as it relies on advanced technology, primarily our proprietary and patented prospect management system, NewTracker®.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $847 million through approximately 1,345 transactions since 2003 and we are currently the largest non-financial institution U.S. Small Business Administration (“SBA”) licensed lender under the federal Section 7(a) loan program based on annual origination volume and the tenth largest in the country as of September 30, 2014. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, coupled with on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

For the years 2011, 2012, and 2013 and the six months ended June 30, 2014, our revenue was $125.3 million, $131.1 million, $143.6 million and $74.2 million, respectively. In the same periods, our net income attributable to Newtek Business Services, Inc. was $3.3 million, $5.6 million, $7.5 million and $2.8 million, respectively.

New Business Structure

We intend to file an election to be regulated as a BDC under the 1940 Act prior to the completion of this offering, and we intend to operate subsequently as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes.

Set forth below is a diagram of our organizational structure following this offering:

We intend to use the net proceeds of this offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe that transitioning to a BDC and RIC will provide us with access to lower-cost capital and a business structure conducive to expanding our lending activities and will assist in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we will seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment focus as a BDC will be making loans and providing business services to the SMB market through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio. Our transition to a BDC and RIC will have certain consequences on our balance sheet and net asset value. See “Selected Financial and Other Data” and “Capitalization.”

Small Business Finance

Our debt portfolio consists of loans that were made through our small business finance platform, comprised of Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed SBA lender, and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”). NSBF originates, sells and services loans to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also consists of NBC, a portfolio company, which provides receivables financing and management services to SMBs which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBC offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned portfolio company, Small Business Lending, Inc., engages in third party loan servicing for SBA and non-SBA loans.

As a BDC, we plan to expand our small business finance platform primarily by making senior secured loans through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the federal Section 7(a) loan program (“SBA 7(a) loans”). NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF has historically originated in excess of $110 million of SBA 7(a) loans annually and currently manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2014 includes $509 million of SBA 7(a) loans that NSBF services on behalf of third parties. NSBF originated approximately $178 million of SBA 7(a) loans during 2013. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC will help fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In October 2014 we amended our agreement with our warehouse lender, Capital One, N.A., to increase the line of credit available to support our SBA lending from $27 million to $50 million and extended the term to May 2018.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between seven and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. Since inception, NSBF has sold approximately $656 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed four securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, NSBF’s current loan portfolio consists of 723 loans originated across 49 states in 68 different industries as defined by the North American Industry Classification System. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2014.

Industry Type	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	74	8,455	114	7.52%
Amusement, Gambling, and Recreation Industries	33	6,767	205	6.02%
Professional, Scientific, and Technical Services	36	5,654	157	5.03%
Repair and Maintenance	43	5,600	130	4.98%
Specialty Trade Contractors	34	5,053	149	4.50%
Ambulatory Health Care Services	63	4,914	78	4.37%
Food Manufacturing	15	4,846	323	4.31%
Truck Transportation	14	4,709	336	4.19%
Fabricated Metal Product Manufacturing	18	4,704	261	4.19%
Accommodation	25	4,582	183	4.08%
Other	368	57,085	155	50.81%

Total	723	$112,369	$155	100.00%

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
NY	100	14,263	143	12.69%
FL	73	10,290	141	9.16%
CT	43	7,865	183	7.00%
GA	36	7,682	213	6.84%
TX	42	7,621	181	6.78%
NJ	55	7,378	134	6.57%
PA	41	7,323	179	6.52%
CA	46	5,946	129	5.29%
OH	21	4,269	203	3.80%
MI	21	3,713	177	3.30%
Other	245	36,019	147	32.05%

Total	723	$112,369	$155	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:

Risk Rating	Count	Aggregate Balance ($’000)	Average Balance ($’000)	Percentage of Balance
Risk Rating 1-4	634	$99,821	$157	88.83%
Risk Rating 5	16	3,089	193	2.75%
Risk Rating 6	55	7,621	139	6.78%
Risk Rating 6/7 and 7	18	1,837	102	1.64%

Total	723	$112,368	$155	100.00%

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2014 was 191 months and 6.0%, respectively.

As a BDC, using the origination platform and borrower relationships that we have developed over twelve years and our experience and knowledge with SBA 7(a) lending, we intend to develop a conventional lending platform that will be similar to the SBA 7(a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate than we have done historically and potentially provide better returns to our shareholders.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2014, represented approximately 42% of our total investment portfolio on a pro forma fair value basis. Specifically, we hold a controlling interest in Universal Processing Services of Wisconsin, LLC, d/b/a Newtek Merchant Solutions (“NMS”), CrystalTech Web Hosting, Inc. d/b/a/ Newtek Technology Solutions® (“NTS”), CDS Business Services, Inc. (“CDS”) and Newtek Insurance Agency, LLC (“NIA”). In addition, one of our subsidiaries holds a controlling interest in PMTWorks Payroll, LLC, d/b/a Newtek Payroll Services (“NPS”). We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform.

•	NMS, our “Electronic payment processing” segment, markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. As of June 30, 2014, NMS provided services to approximately 15,000 merchants. NMS’s merchant base consists of both eCommerce and brick-and-mortar clients and is principally focused on the SMB market, a segment that offers relatively attractive pricing margins and has been difficult for competitors to penetrate. For the six months ended June 30, 2014, NMS, on a segment basis, generated $44.7 million of revenue and $3.9 million of income before taxes and for the year ended December 31, 2013, it generated $89.7 million of revenue and $8.3 million of income before taxes.

•	NTS, our “Managed technology solutions” segment, provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, e-commerce, data storage and backup, and other related services to more than 106,000 business and customer accounts in 162 countries. For the six months ended June 30, 2014, NTS generated $8.2 million of revenue and $1.7 million of income before taxes and for the year ended December 31, 2013, it generated $17.6 million of revenue and $3.6 million of income before taxes.

•	NIA serves as a retail and wholesale agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states.

•	NPS offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs.

•	CDS, which does business as Newtek Business Credit (“NBC”) and is a portion of our small business finance segment, offers traditional factoring and receivables purchase services to SMBs as well as back office services such as billing and cash collections.

Our controlled portfolio companies combined with our lending platform provide us with a network of business relationships that allows to cross-sell our financing options and further establishes us as a “one-stop-shop” for SMBs.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our board of directors will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (public comparable company analysis) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged a third party valuation firm to provide valuation consulting services for the valuation of NMS and NTS.

As of June 30, 2014, our estimated valuation of NMS was approximately $45.5 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our estimated valuation of NTS was approximately $21.5 million, which represents an enterprise value to LTM EBITDA multiple of 3.75x. Such valuations and multiples reflect our current estimates and future valuations will be determined by our board of directors with the assistance of a third party valuation firm.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred provider of SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks.

We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, CTAA, EInsure, ENT Federal Credit Union, Randolph Brooks Federal Credit Union, Members First Federal Credit Union, The Hartford, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, which is similar to but better than the system popularized by Salesforce.com, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all our business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team, which includes Barry Sloane, Peter Downs, Susan Streich, David Leone, Gail Johnstone and Matthew G. Ash (our “senior lending team”), have worked together for more than 10 years, and each have over 25 years of experience in finance-related fields. In particular, they have originated over $847 million of SBA 7(a) loans over the past twelve years and currently manage a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2014 includes $509 million of SBA 7(a) loans serviced on behalf of third parties. These investment professionals have worked together, screening opportunities, underwriting new investments in, and managing a portfolio of, investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we will be internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson, Matthew G. Ash, Michael A. Schwartz, and Peter Downs (our “executive committee”), under the supervision of our board of directors, and will not depend on a third party investment advisor, we will not pay investment advisory fees and all of our income will be available to pay our operating costs and to make distributions to our stockholders. Our executive committee will also oversee our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet, Downs and Ash have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market. We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, during 2012, 2013 and the first nine months of federal fiscal year 2014, NSBF was the largest, independent non-bank originator of SBA 7(a) loans and the tenth largest in the country by dollar volume. As a result, we believe we are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns. We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future.

Future refinancing activity is expected to create additional investment opportunities. A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks will reduce lending by traditional large financial institutions and community banks. While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions. Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll solutions. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•

Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our board of directors and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in a very advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process the business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. Over the past twelve years, the combination of our brand, our portal, our patented NewTracker® technology, and our new web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. For example, in 2013 our small business finance platform reviewed over $4 billion in investment opportunities of which we funded approximately 4% of the loans; we expect to review in excess of $5 billion in 2014. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. Our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

•	Experienced Senior Lending Team with Proven Track Record. We believe that our senior lending team is one of the leading capital providers to SMBs. Since we acquired NSBF in 2003 through June 30, 2014, NSBF has invested in excess of $190 million in 1,345 transactions. We intend to use the net proceeds of this offering primarily to expand the financing activities of NSBF, our small business finance platform. Our senior lending team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus after the completion of this offering will be to expand the debt financing activities of NSBF in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos. Since 1999 through June 30, 2014 the Capcos have invested an aggregate of $170 million in 207 transactions.

•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC will be to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we will also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, we expect to offer larger loans, between $5.0 - $15.0 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•	have 3 to 10 years of operational history;

•	significant experience in management;

•	credit worthy owners who provide a personal guarantee for our investment;

•	show a strong balance sheet including primarily real estate to collateralize our investments; and

•	show sufficient cash flow to be able to service the payments on our investments comfortably.

We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. We are also a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios. For example, since the banking crisis in 2009, NSBF has been the sole servicer on behalf of the Federal Deposit Insurance Corporation (“FDIC”) for its portfolio of approximately $424 million in SBA 7(a) loans from institutions taken over by the FDIC. NSBF also services a portfolio of approximately $85 million of SBA 7(a) loans and other loans for several commercial banks as of June 30, 2014.

Business Development Company Conversion

On October 22, 2014, we effectuated the 1-for- 5 Reverse Stock Split. In conjunction with the completion of this offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland. Concurrently, we elected to be regulated as a BDC under the 1940 Act. We refer to the foregoing actions, collectively, as the “BDC Conversion.” In connection with the BDC Conversion, we anticipate that our board of directors will declare in the future a special dividend of approximately $4.50 per share (assuming approximately 10.0 million shares outstanding after this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. This special dividend is contingent upon the completion of the BDC Conversion and the actual amount of the special dividend, if any, is subject to authorization by our board of directors and there is no assurance it will equal $4.50 per share and can be materially less than $4.50 per share. Immediately following the BDC Conversion, our net asset value per common share was approximately $16.65 (including the effect of the Reverse Stock Split but excluding the effect of the anticipated special dividend). Our first quarterly distribution after this offering, which will be payable for the first quarter of 2015, is expected to be approximately $0.38 per share. In addition, we expect our average quarterly distributions during our first full year of operations as a BDC to be equal to approximately $0.45 per share. We expect the special dividend will be paid in the latter part of 2015.

As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we will not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation as a Business Development Company.”

In connection with our election to be regulated as a BDC, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:

•	Throughout our 16 year history we have never operated as a BDC.

•	We are dependent upon our senior lending team and our executive committee for our future success and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	Our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Investing in SMBs involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

•	The lack of liquidity in our investments may adversely affect our business.

•	An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

•	We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.

•	As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage as well as the inability to raise such funds when needed.

•	There will be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly and annual results.

•	We will be subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.

•	Regulations governing our operation as a BDC will affect our ability to raise additional capital and the way in which we do so.

•	The market price of shares of our common stock may decline below our net asset value per share.

•	Our common stock price may be volatile and may decrease substantially.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	We have identified material weaknesses in our internal control over financial reporting during 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

See “Risk Factors” beginning on page 18, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Our Corporate Information

Our principal executive offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001, our telephone number is (212) 356-9500 and our website may be found at http://www.thesba.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common Stock Offered by Us	2,200,000 shares (or 2,530,000 shares if the underwriters exercise their over-allotment option in full).

Common Stock to be Outstanding After this Offering	9,996,647 shares (or 10,326,647 shares if the underwriters exercise their over-allotment option in full).

Use of Proceeds	Our net proceeds from this offering will be approximately $24.0 million (or approximately $27.9 million if the underwriters exercise their over-allotment option in full).

We intend to use the net proceeds of this offering to expand the financing activities of NSBF and to primarily increase our activity in SBA 7(a) lending and make direct investments in portfolio companies (including, from time to time, acquiring controlling interests in portfolio companies) in accordance with our investment objectives and strategies described in this prospectus. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering.

Pending such use, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

NASDAQ Capital Market symbol	“NEWT”

Distributions	To the extent that we have income available, we intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors. We expect our average quarterly distributions during our first full year of operations as a BDC to be equal to approximately $0.45 per share. Our first quarterly distribution after this offering, which will be payable for the first quarter of 2015, is expected to be approximately $0.38 per share. The actual amount of such distribution, if any, remains subject to approval by our board of directors, and there can be no assurance that the distribution will be $0.38 per share. This dividend payment is contingent upon the completion of this offering during the fourth quarter of 2014. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. In such event, the source of the distribution may be the original capital invested or dividends reinvested by a particular stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio. In addition, in connection with the BDC Conversion, we anticipate that our board of directors will declare in the future a special dividend of approximately $4.50 per share (assuming approximately 10.0 million shares outstanding after this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. This special dividend is contingent upon the completion of the BDC Conversion and the actual amount of the special dividend, if any, is subject to authorization by our board of directors and there is no assurance it will equal $4.50 per share and can be materially less than $4.50 per share.

Lock-up Agreements	We, along with certain of our executive officers and directors, will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representative, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, the representative may in its sole discretion release some or all of the securities from these lock-up agreements.

Taxation	Subsequent to completion of this offering, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	As of June 30, 2014, on a pro-forma basis, we had an aggregate of $93.1 million of debt outstanding, including $38.2 million outstanding under our $70.0 million credit facility with Capital One, National Association (the “Credit Facility”), and securitization notes payable of $55.0 million. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders.

Trading	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of November 12, 2014, our common stock closed at a 24% discount to our pro forma net asset value of $16.65 per share as of June 30, 2014, as adjusted for the BDC Conversion.

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services, Inc., 212 West 35th Street, 2nd Floor, New York, New York 10001, by telephone at (212) 356-9500 or on our website at http://www.thesba.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Newtek,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. The table assumes a public offering of 2,200,000 shares.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.00	% (1)
Offering expenses borne by us (as a percentage of offering price)	6.55	% (2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	12.55%
Annual expenses (as a percentage of net assets attributable to common stock):
Operating expenses	13.77	% (4)
Interest payments on borrowed funds	2.81	% (5)
Other expenses	1.17	% (6)

Total annual expenses	17.75%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$145	$456	$799	$1,819

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Estimated offering expenses are approximately $1.8 million.

(3)	The Company has not incurred any dividend reinvestment plan expenses nor does it anticipate any dividend reinvestment plan expenses in its Pro Forma.

(4)	“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.

(5)	“Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by annualizing our actual interest, fees and other debt-related expenses incurred for the year ended December 31, 2013, including our Credit Facility, bank notes payable and securitization notes payable.

(6)	“Other expenses” ($300 thousand) are based upon estimates of the twelve months following this offering, and include our overhead and administrative expenses that are not included in “Operating expenses.”

SELECTED FINANCIAL AND OTHER DATA

The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2013 and the six month unaudited period ended June 30, 2014 as adjusted for the effect of the 1 for 5 Reverse Stock Split effectuated on October 22, 2014. The Consolidated Financial Statements for all years presented have been audited. The financial information at and for the six months ended June 30, 2014 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. The historical information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the Notes thereto, included in this prospectus.

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Operating Revenues
Electronic payment processing	$69,654	$80,920	$82,473	$85,483	$89,651	$44,690
Web hosting and design	18,846	19,164	19,181	18,208	17,375	8,101
Premium income	1,652	2,428	12,468	12,367	19,456	10,129
Interest income	1,735	1,903	2,629	3,422	4,838	3,129
Servicing fee income	1,625	2,568	3,101	6,862	6,565	5,283
Income from tax credits	7,837	2,380	1,390	522	113	28
Insurance commissions	811	886	1,071	1,205	1,737	801
Other income	3,551	2,470	3,026	3,061	3,858	2,054

Total operating revenues	105,711	112,719	125,339	131,130	143,593	74,215

Net change in fair value of:
SBA loans	—	3,494	(5,493)	(1,013)	(1,226)	(1,147)
Warrants	—	—	—	(111)	—	—
Credits in lieu of cash and notes payable in credits in lieu of cash	900	38	(131)	3	21	—

Total net change in fair value	900	3,532	(5,642)	(1,121)	(1,205)	(1,147)

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Operating expenses:
Electronic payment processing costs	$58,312	$68,187	$69,389	$72,183	$75,761	$37,937
Salaries and benefits	18,375	19,391	21,042	22,314	24,360	13,301
Interest	10,350	4,479	3,416	4,495	5,863	5,225
Depreciation and amortization	5,847	4,709	3,955	3,036	3,284	1,751
Provision for loan losses	1,833	1,909	763	810	1,322	(66)
Other general and administrative costs	15,896	16,699	19,122	17,732	20,729	10,415

Total operating expenses	110,613	115,374	117,687	120,570	131,319	68,563

Income (loss) before income taxes	(4,002)	877	2,028	9,439	11,069	4,505
Provision (benefit) for income taxes	(2,593)	(418)	(1,195)	3,882	3,918	1,760

Net income (loss)	(1,409)	1,295	3,223	5,557	7,151	2,745
Net loss attributable to non-controlling interests	980	144	112	86	377	40

Net income (loss) attributable to Newtek Business Services, Inc.	$(429)	$1,439	$3,335	$5,643	$7,528	$2,785

	FISCAL YEARS ENDED					SIX MONTHS ENDED
	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	December 31, 2013	June 30, 2014
	(In Thousands Except for Per Share Data)
Weighted average common shares outstanding
Basic	7,129	7,131	7,141	7,105	7,059	7,096
Diluted	7,129	7,160	7,215	7,349	7,581	7,692
Basic income (loss) per share	$(0.05)	$0.20	$0.45	$0.80	$1.07	$0.39

Diluted income (loss) per share	$(0.05)	$0.20	$0.45	$0.75	$0.99	$0.36

Balance Sheet Data (at end of period):
Investments, at fair value	—	$3,324	$24,055	$43,951	$83,685	$98,033
Total assets	$136,082	$165,015	$129,795	$152,742	$198,612	$200,896
Notes payable	$16,298	$28,053	$13,565	$39,823	$41,218	$43,613
Securitization notes payable	$—	$15,104	$26,368	$22,039	$60,140	$54,959
Notes payable in credits in lieu of cash	$51,947	$35,494	$16,948	$8,703	$3,641	$2,898
Deferred tax asset (liability)	$(3,634)	$(3,002)	$170	$2,318	$3,606	$4,171
Non-controlling interests	$1,615	$1,309	$1,180	$2,055	$1,665	$1,592
Stockholders’ equity	$54,027	$55,594	$59,153	$68,902	$77,009	$80,564
Common shares outstanding at year end	7,130	7,133	7,140	7,036	7,077	7,124
Newtek Business Services, Inc. stockholders’ equity per share	$7.60	$7.79	$8.28	$9.79	$10.88	$11.31

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended December 31, 2013 and 2012 and the first two quarters of the fiscal year ended December 31, 2014. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. The below tables have been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014.

	Three Months Ended (In Thousands, except Per Share Data)
2014	March 31	June 30
Total Revenue	$36,087	$38,128
Income before income taxes	$2,216	$2,289
Net income available to common stockholders	$1,391	$1,394
Income per share — Basic	$0.20	$0.20
Income per share — Diluted	$0.18	$0.18

	Three Months Ended (In Thousands, except Per Share Data)
2013	March 31	June 30	September 30	December 31
Total Revenue	$34,144	$37,011	$34,774	$37,664
Income before income taxes	$2,202	$2,881	$1,953	$4,033
Net income available to common stockholders	$1,452	$1,842	$1,820	$2,414
Income per share — Basic	$0.21	$0.26	$0.26	$0.34
Income per share — Diluted	$0.19	$0.24	$0.24	$0.32

	Three Months Ended (In Thousands, except Per Share Data)
2012	March 31	June 30	September 30	December 31
Total Revenue	$30,729	$32,338	$33,458	$34,605
Income before income taxes	$1,633	$1,946	$2,659	$3,201
Net income available to common stockholders	$1,019	$1,243	$1,307	$2,074
Income per share — Basic	$0.15	$0.15	$0.20	$0.30
Income per share — Diluted	$0.15	$0.15	$0.15	$0.30

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Throughout our 16 year history we have never operated as a BDC.

Although Newtek has operated since 1998, we have no operating history as a BDC. As a result, we can offer no assurance that we will achieve our investment objective and that the value of your investment will not decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management has not had any prior experience operating under this BDC regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio will be recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our board of directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our board of directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our senior lending team and our executive committee will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon our senior lending team and our executive committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior lending team or our executive committee our ability to achieve our investment objective could be significantly harmed.

We depend on our senior lending team and executive committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior lending team and our executive committee and the replacement of any departing individuals with others of comparable skills and experience. The departure of any of the members of our senior lending team, our executive committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior lending team’s and our executive committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our senior lending team, our executive committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior lending team and our executive committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior lending team and our executive committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior lending team and our executive committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We elected to be treated as a BDC under the 1940 Act prior to the completion of this offering. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Continuing to expand our debt financing activities in SBA 7(a) loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our stockholders. Additionally, as a RIC, we will generally be unable to retain earnings in the same manner and to the same extent as we have historically, which consequently increases the need to raise additional debt and equity capital after completion of this offering. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. As of June 30, 2014, on a pro-forma basis, we had an aggregate of $93.1 million of debt outstanding, including $38.2 million outstanding under the Credit Facility, and securitization notes payable of $55.0 million. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio (1)

(net of expenses)

	(10.0%)	(5.0%)	0.0%	5.0%	10.0%

Corresponding net return to stockholders (2)	(22.98%)	(13.16%)	(3.34%)	6.48%	16.29%

(1)	Assumes on a pro forma basis $239.3 million in total assets, $93.1 million in debt outstanding, $129.8 million in net assets, and an average cost of funds of 4.66%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2014 total assets of at least 1.81%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. If we make any long-term fixed-rate investments, they will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Although we must obtain shareholder approval to cease to be, or withdraw our election as, a BDC, our board of directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC. To obtain and maintain our qualification as a RIC, we must meet certain source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or PIK interest. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of our election to be taxed as a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the full value of such stock as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We have identified material weaknesses in our internal control over financial reporting for 2012. Future internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. We identified material weaknesses in our internal control over financial reporting for 2012. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. We have taken steps to remediate our internal control processes, but any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control and procedures on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our senior lending team and our executive committee to other types of investments in which our senior lending team and our executive committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Curtailment of the government-guaranteed loan programs could cut off an important segment of our business.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA program, or that it will continue to guarantee loans at current levels. If we cannot continue making and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Capital Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

In recent years, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration and together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve Board, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments Generally

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged.

Senior Secured Loans. There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.

Equity Investments. We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in SMBs involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio will consist primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our senior lending team and our executive committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

We have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our senior lending team or our executive committee will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of June 30, 2014, on a pro forma basis not reflecting any effect for the completion of this offering, our two largest investments, Newtek Merchant Solutions and Newtek Technology Solutions, equaled approximately 19% and 9%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability to maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We have specific risks associated with SBA loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval, and where the SBA establishes that its loss is attributable to deficiencies in the manner in which the loan application has been prepared, submitted and approved, the SBA may decline to honor its guarantee with respect to our SBA loans or it may seek the recovery of damages from us. If we should experience significant problems with our underwriting of SBA loans, such failure to honor a guarantee or the cost to correct the problems could have a material adverse effect on us. Although the SBA has never declined to honor its guarantees with respect to SBA loans made by us since our acquisition of NSBF in 2003, no assurance can be given that the SBA would not attempt to do so in the future.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our revenue and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

Our reserve for credit losses may not be sufficient to cover unexpected losses.

Our business depends on the behavior of our customers. In addition to our credit practices and procedures, we maintain a reserve for credit losses on our SBA loans, which management has judged to be adequate given the loans we originate. We periodically review our reserve for adequacy considering current economic conditions and trends, collateral values, charge-off experience, levels of past due loans and non-performing assets, and we adjust our reserve accordingly. However, because of the poor current economic conditions caused by the recession, our reserves may prove inadequate, which could have a material adverse effect on our financial condition and results of operations. As a BDC, we will no longer record reserves as all of our loans will be marked to market or carried at fair value.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

Risks Relating to Our Controlled Portfolio Companies — Newtek Merchant Services (NMS)

We could be adversely affected if either of NMS’s two bank sponsors is terminated.

NMS relies on two bank sponsors, which have substantial discretion with respect to certain elements of our electronic payment processing business practices, in order to process bankcard transactions. If either of the sponsorships is terminated, and we are not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of electronic payment processing business could be materially adversely affected. If both sponsorships are terminated, and NMS is not able to secure or transfer the merchant portfolios to new bank sponsors, NMS will not be able to conduct its electronic payment processing business. NMS also relies on service providers who are critical to its business.

Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. NMS is currently sponsored by two banks. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’s sponsorships would have a material adverse effect on our business. Furthermore, NMS’s agreement with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of our agreements with merchants, the processing fees that we charge, its customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’s sponsoring banks’ actions under these agreements will not be detrimental to us.

Other service providers, some of whom are NMS’s competitors, are necessary for the conduct of NMS’s business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’s relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’s registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business.

On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

Our electronic payment processing subsidiary pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through NMS, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.

NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or our processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’s merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under our control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to us in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures we have established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect our results of operations.

NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

NMS depends on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’s business and other material adverse effects on its payment processing businesses.

The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS to compete effectively.

The introduction of new technologies, primarily mobile payment capabilities, and the entry into the payment processing market of new competitors, Apple, Inc., for example, could dramatically change the competitive environment and require significant changes and costs for NMS to remain competitive. There is no assurance that NMS will have the capability to stay competitive with such changes.

NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs.

Various agencies, particularly the Federal Trade Commission, have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS and others to attempts to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices.

Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.

Examples include:

•	Data Protection and Information Security. Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.

•	Anti-Money Laundering and Anti-Terrorism Financing. The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control, or OFAC, restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.

•	Money Transfer Regulations. As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.

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Formal Investigation. If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. Currently, NMS is subject to a complaint issued by the Federal Trade Commission as explained below. Also see “Business — Legal Proceedings” for additional information.

NMS is a party to a complaint issued by the Federal Trade Commission and it cannot predict the timing of developments and outcomes in this matter.

NMS is a party to a complaint issued by the Federal Trade Commission which relates to an alleged violation of the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act. NMS cannot predict when the complaint will be resolved or the further timing of any other developments in connection with the complaint. NMS also cannot predict its results or outcomes. Expenses incurred in connection with this complaint, which include fees for lawyers and other professional advisors, and any other future investigations (which could result in the filing of future complaints) adversely affect NMS’ cash position and profitability. NMS may also have potential obligations to indemnify officers and directors, who could, at a future date, be parties to such complaints. Negative developments or outcomes in the complaint could have an adverse effect on NMS’ defense of other lawsuits. Also, the Federal Trade Commission could impose sanctions and/or fines on NMS in connection with the aforementioned complaint. Finally, this complaint and inquiry could divert the attention of NMS’ management and other personnel for significant periods of time. See “Business — Legal Proceedings” for additional information.

Risks Relating to Our Controlled Portfolio Companies — Newtek Managed Technology Solutions (NTS)

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive, without significant additional capital expenditures. Some of NTS’s competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.

NTS’s managed technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’s business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that its insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

NTS’s inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’s systems, misappropriate proprietary information or cause interruptions in NTS’s operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’s ability to attract and retain customers.

NTS’s business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

NTS’s managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

Risks Relating to Our Controlled Portfolio Companies — Insurance Agency Business (NIA)

NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its new insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.

If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.

NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA’s insurance agency.

Risks Relating to Our Controlled Portfolio Companies — Payroll Processing Business (NPS)

Unauthorized disclosure of employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.

NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without our customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such a breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.

NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.

If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technology challenges, the demand for its services may diminish.

NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business.

Risks Related to Our Controlled Portfolio Companies — Receivables Financing and Servicing Business (NBC)

An unexpected level of defaults in NBC’s accounts receivables portfolio would reduce its income and increase its expenses.

If NBC’s level of non-performing assets in its receivable financing business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, NBC may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables customer will result in lower revenue and less cash available for NBC’s operational activities.

NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.

NBC’s business depends on the behavior of its customers. In addition to its credit practices and procedures, NBC maintains a reserve for credit losses on its accounts receivable portfolio, which it has judged to be adequate given the receivables it purchases. CDS periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.

NBC depends on outside financing to support its receivables financing business.

NBC’s receivables financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, NBC would be responsible for any short fall. In particular, NBC depends on a line of credit which matures in February 2016. Loss of this line and NBC’s inability to replace it would materially impact the business.

Risks Relating to Our Capco Business

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial of full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100 percent of its funds and otherwise remained in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

Risks Relating to This Offering

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBICs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of key Newtek personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies described in this prospectus within six to nine months from the consummation of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of this offering and we will use such proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.

Our board of directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our board of directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms in conjunction with the BDC Conversion, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock to be held by our executive officers, directors, and other stockholders, representing approximately 2,054,000 shares, or approximately 21% of our total outstanding shares subsequent to completion of this offering (or approximately 20% of our total outstanding shares subsequent to completion of this offering if the over-allotment option is exercised), will be subject to lock-up periods of at least 180 days. Upon expiration of this lock-up period, or earlier upon the consent of JMP Securities LLC, such shares will generally be freely tradable in the public market. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our ability to operate as a BDC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 2,200,000 shares of our common stock in this offering will be approximately $24.0 million (or approximately $27.9 million if the underwriters exercise their over-allotment option in full).

We intend to use the net proceeds of this offering to expand the financing activities of NSBF and to primarily increase our lending activity in SBA 7(a) lending and make direct investments in portfolio companies (including, from time to time, acquiring controlling interests in portfolio companies) in accordance with our investment objectives and strategies described in this prospectus. We will also pay operating expenses and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Capital Market under the symbol “NEWT,” which symbol we have transferred to Newtek Business Services Corp.

The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the NASDAQ Capital Market and has been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014:

	Price Range (1)				Premium (Discount) of High Sales Price to NAV (3)	Premium (Discount) of Low Sales Price to NAV (3)
Period	High	Low	NAV (2)
First Quarter: January 1, 2011 Through March 31, 2011	$9.70	$7.75		$7.84	24%	-1%
Second Quarter: April 1, 2011 Through June 30, 2011	$8.45	$6.00		$7.82	8%	-23%
Third Quarter: July 1, 2011 Through September 30, 2011	$8.00	$6.35		$7.95	1%	-20%
Fourth Quarter: October 1, 2011 Through December 31, 2011	$6.80	$5.00		$8.28	-18%	-40%
First Quarter: January 1, 2012 Through March 31, 2012	$8.15	$5.60		$8.78	-7%	-36%
Second Quarter: April 1, 2012 Through June 30, 2012	$8.25	$5.70		$9.03	-9%	-37%
Third Quarter: July 1, 2012 Through September 30, 2012	$10.55	$6.15		$9.53	11%	-35%
Fourth Quarter: October 1, 2012 Through December 31, 2012	$10.40	$8.75		$9.79	6%	-11%
First Quarter: January 1, 2013 Through March 31, 2013	$11.05	$8.30		$10.00	10%	-17%
Second Quarter: April 1, 2013 Through June 30, 2013	$11.25	$9.50		$10.26	10%	-7%
Third Quarter: July 1, 2013 Through September 30, 2013	$15.35	$10.30		$10.54	46%	-2%
Fourth Quarter: October 1, 2013 Through December 2, 2013	$16.00	$12.50		$10.88	47%	15%
First Quarter: January 1, 2014 Through March 31, 2014	$17.15	$13.70		$11.07	55%	24%
Second Quarter: April 1, 2014 Through June 30, 2014	$14.50	$12.55		$11.31	28%	11%
Third Quarter: June 30, 2014 Through September 30, 2014	$14.70	$11.30	$	*	*	*
Fourth Quarter: October 1, 2014 Through November 12, 2014	$14.60	$12.61	$	*	*	*

(1)	The prices in the above table reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014.
(2)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share as an operating company and prior to the BDC Conversion and are based on outstanding shares at the end of each period.
(3)	Calculated as the respective high or low sales price less net asset value or stockholders equity per share, as applicable, divided by net asset value or stockholders equity per share, as applicable.
*	Not determinable at time of filing.

The last reported price for our common stock on November 12 was $12.65 per share. As of October 29, 2014 Newtek Business Services, Inc. had approximately 172 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. As of November 12, 2014, our common stock closed at a 24% discount to our pro forma net asset value of $16.65 per share as of June 30, 2014, as adjusted for the BDC Conversion.

Distributions

We have not declared or paid regular quarterly dividends during our prior three fiscal years, in view of our focus on retaining earnings for growth.

Subsequent to the completion of this offering, to the extent that we have income available, we intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors. We expect our quarterly distributions during our first full year of operations as a BDC to be approximately $0.45 per share. Our first quarterly distribution after this offering, which will be payable for the first quarter of 2015, is expected to be approximately $0.38 per share. The actual amount of such distribution, if any, remains subject to approval by our board of directors, and there can be no assurance that the distribution will be $0.38 per share. This dividend payment is contingent upon the completion of this offering during the fourth quarter of 2014. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio.

In connection with the BDC Conversion, we anticipate that our board of directors will declare in the future a special dividend of approximately $4.50 per share (assuming approximately 10.0 million shares outstanding after this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. This special dividend is contingent upon the completion of the BDC Conversion and the actual amount of the special dividend, if any, is subject to authorization by our board of directors and there is no assurance it will equal $4.50 per share and can be materially less than $4.50 per share. We currently anticipate that this special dividend will be paid in the latter part of 2015.

Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash, in lieu of shares of our common stock. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our cash and capitalization as of June 30, 2014:

•	on an Actual basis;

•	on a Pro Forma basis to reflect the BDC Conversion; and

•	Pro Forma as adjusted to reflect the sale of 2,200,000 shares of our common stock in this offering at a public offering price of $12.50 per share, after deducting the estimated sales load (underwriting discounts and commissions) of $1.65 million and estimated offering expenses of approximately $1.8 million payable by us.

	Actual	Pro Forma (1)	Pro Forma, as adjusted
(in thousands)
Assets
Cash	$9,001	$6,527	$30,571
Investments, at fair value	98,033	186,001	186,001
Other assets	93,862	46,746	46,746

Total assets	$200,896	$239,274	$263,318
Liabilities
Credit Facilities payable	$43,613	$38,160	$38,160
Securitization notes payable	54,959	54,959	54,959
Other liabilities	21,760	16,340	15,864

Total liabilities	$120,332	$109,459	$108,983
Stockholders’ equity
Common stock, par value $0.02 per share; 200,000 shares authorized; 7,124 shares outstanding, Actual; 7,797 shares outstanding, Pro Forma; 9,997 shares outstanding Pro Forma as adjusted	148	179	223
Capital in excess of par value	80,416	129,636	154,112

Total stockholders’ equity	$80,564	$129,815	$154,335

(1)	Pro Forma adjustments include the deconsolidation of Newtek Subsidiaries (except NSBF and holding companies), reversal of deferred taxes, and the adjustment to record the estimated fair value of portfolio companies as of June 30, 2014. On a Pro Forma basis, common shares outstanding assumes all restricted shares and outstanding options are fully vested or exercised.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Our Business

We are a leading national lender and own and control certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software, which is similar to but better than the system popularized by Salesforce.com. We believe that this technology and business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated operational business with internal management. As a business development company, we will be internally managed and focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, credit unions, insurance companies and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $847 million through approximately 1,345 transactions since 2003 and we are currently the largest non-financial institution U.S. SBA licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a highly cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals giving. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also highly cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek products or services. It is comparable to but much more sophisticated than the system popularized by Salesforce.com.

For the years 2011, 2012, and 2013 and the six months ended June 30, 2014, our revenue was $125.3 million, $131.1 million, $143.6 million and $74.2 million, respectively. In the same periods, our net income attributable to Newtek Business Services, Inc. was $3.3 million, $5.6 million, $7.5 million, and $2.8 million, respectively.

New Business Structure

We filed an election to be regulated as a BDC under the 1940 Act prior to the completion of this offering, and we intend to operate subsequently as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes.

Set forth below is a diagram of our organizational structure following this offering:

We intend to use the net proceeds of this offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe that transitioning to a BDC and RIC will provide us with access to lower-cost capital and a business structure conducive to expanding our lending activities and will assist in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we will seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment focus as a BDC will be making loans to SMBs and providing business services to SMBs through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio. Our transition to a BDC and RIC will have certain consequences on our balance sheet and net asset value. See “Selected Financial and Other Data” and “Capitalization.”

As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we will not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation as a Business Development Company.”

In connection with our election to be regulated as a BDC, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Expected BDC Operating Plans

The discussion set forth in this subsection relates to our expected operating plans as a BDC.

BDC Revenues

We plan to generate revenue primarily from gains on the sale of our debt investments and the monthly cash interest we will collect on our retained portfolio, as well as dividends and/or capital gains on our selected equity investments. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees. Certain fees, such as origination fees, will generally be capitalized and amortized, while other fees, such as servicing and advisory fees, will be recognized as they are earned.

BDC Expenses

Because we are internally managed, we will pay the costs associated with employing investment management professionals and other employees as well as running our operations. Our primary operating expenses will include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing our investments and our related overhead charges and expenses, including rental expense and any interest expense incurred in connection with borrowings we may make.

BDC Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on investments in our existing portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In addition to our existing Credit Facility, bank notes and securitization notes, we may seek other forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. There are certain changes to the existing credit facility that will be required in order to permit us to operate as a BDC; we are currently negotiating the detail and timing of these changes.

Our primary use of funds will be debt investments through the financing activities of NSBF, cash distributions to holders of our common stock, and the payment of operating expenses.

We intend to use the net proceeds of this offering primarily to expand the financing activities of NSBF, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. While our primary investment focus as a BDC will be making loans to SMBs, we may also make opportunistic investments in larger or smaller companies.

BDC Distribution Policy

In connection with the BDC Conversion, we anticipate our board of directors will declare a special dividend of $4.50 per share (assuming approximately 9.7 million shares outstanding after this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. We have not declared or paid any other dividends during our prior three fiscal years, in view of our focus on retaining earnings for growth.

Subsequent to the completion of this offering, to the extent that we have income available, we intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our average quarterly distributions, if any, will be determined by our board of directors. We expect our average quarterly distributions during our first full year of operations as a BDC to be equal to approximately $0.45 per share. Our first quarterly distribution after this offering, which will be payable for the first quarter of 2015, is expected to be approximately $0.38 per share. The actual amount of such distribution, if any, remains subject to approval by our board of directors, and there can be no assurance that the distribution will be $0.38 per share. This dividend payment is contingent upon the completion of this offering during the fourth quarter of 2014. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. In such event, the source of the distribution may be the original capital invested or dividends reinvested by a particular stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio.

Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash, in lieu of shares of our common stock. See “Dividend Reinvestment Plan.”

Critical BDC Accounting Policies

Basis of Presentation

Our financial statements will be expressed in United States dollars and prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America.

Valuation of Investments in Securities at Fair Value — Definition and Hierarchy

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, our board of directors uses various valuation approaches, and engages a third-party valuation firm, which we expect will provide positive assurance on the investments they review. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the board of directors. Unobservable inputs reflect the board of directors’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that our investment professional believe were priced incorrectly.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the board of directors in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Valuation Techniques

Senior and Subordinated Secured Loans

Our investment portfolio will consist primarily of private debt instruments (“Level 3 debt”). We consider our Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, our board of directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, our board of directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the collateral or significant changes in the perceived performance in the underlying portfolio company. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third party valuation agents and other data as may be acquired and analyzed by our management and board of directors.

Equity Investments in Private Companies

Our board of directors determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors. Such nonpublic investments are included in Level 3 of the fair value hierarchy.

Investments in Private Investment Companies

As permitted under GAAP, investments in private investment companies are valued, as a practical expedient, utilizing the net asset valuation provided by the underlying private investment companies, without adjustment, when the net asset valuation of the investment is calculated (or adjusted by management if necessary) in a manner consistent with GAAP for investment companies. If it is probable that we will sell the investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, our board of directors considers other factors in addition to the net asset valuation, such as features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investments in private investment companies are included in Level 3 of the fair value hierarchy. In determining the value, our board of directors considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. Our board of directors also considers the nature of the portfolio of the private investment company and its ability to liquidate its underlying investments.

Warrants

Our board of directors will ascribe value to warrants based on fair value holdings that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. Such warrants are included in Level 3 of the fair value hierarchy to the extent issued by non-public companies.

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the amounts disclosed therein. Actual results could differ from those estimates.

Revenue recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status, and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We will write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recognized on the date dividends are declared. Origination, amendment, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by us for debt instruments repaid prior to maturity date will be recorded as income upon receipt.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Recent Developments

On October 31, 2014 the Company announced that it has reaffirmed its previously stated adjusted full year 2014 consolidated guidance. In addition, the Company’s preliminary unaudited financial results for the third quarter of 2014 appear to be equal or greater than its financial results for the second quarter of 2014.

The Company also announced on October 31, 2014 that its lending subsidiary, Newtek Small Business Finance, Inc., funded $25.0 million in SBA 7(a) loans during the month of October 2014. This represents an increase of approximately 47% over the $16.9 million of SBA 7(a) loans funded in October 2013.

Historical Operations

The following discussion relates to our historical operations, prior to the BDC Conversion and this offering. As a result, all references in this subsection to “Newtek,”“our” or “we” refer to Newtek Business Services, Inc., including its consolidated subsidiaries. After the BDC Conversion, certain consolidated subsidiaries of Newtek Business Services, Inc. will become non-consolidated portfolio companies of Newtek Business Services Corp. In general, and with reference to the segments on which we report our financial results, the Electronic payment processing (NMS) and Managed technology solutions (NTS) and the All other (NIA & NPS) segments will be conducted by portfolio companies, as discussed below. We will generate dividend and interest income from such portfolio companies rather than the operating income the consolidated subsidiaries have historically provided. Newtek Business Services Corp. will conduct the Corporate, Capco and Small business finance segments (other than the business of NBC) directly or through its wholly-owned, consolidated subsidiary, Newtek Small Business Finance.

Comparison of three and six months ended June 30, 2014 and June 30, 2013

For the quarter ended June 30, 2014, the Company reported income before income taxes of $2,289,000, a $592,000 or 21% decrease from $2,881,000 for the same quarter of 2013. Net income decreased to $1,378,000 in the second quarter of 2014 from $1,701,000 in the same quarter of 2013. The decline in both income before income taxes and net income was primarily attributable to the repayment of the debt and the expensing of the remaining debt discount and deferred financing costs related to the Note payable to Summit Capital Partners, which resulted in a charge to operations for the three and six months ended June 30, 2014 of $1,905,000. This refinancing will reduce the Company’s interest expense significantly as the Summit debt was at a 15% interest rate and the new term loan with Capital One is at Prime plus 250 basis points. Total revenues increased by $1,117,000 to $38,128,000 from $37,011,000 for the quarter ended June 30, 2014, due primarily to increased revenues in the Small business finance segment.

In Electronic payment processing, the segment had a decrease in revenue primarily due to lower average pricing recorded in the current quarter. Segment revenue decreased by 1% due to competitive pricing considerations, particularly for larger processing volume merchants, as well as normal attrition on previously acquired portfolios. Our processing margin, or processing revenue less processing costs, decreased 0.8% in the current quarter compared with the same quarter in 2013. In the Small business finance segment, the total volume of loan originations decreased slightly to $42,557,000 in loans funded during the second quarter of 2014 compared with $42,825,000 in the year ago quarter. Our aggregate servicing portfolio increased by 65%, the majority of which was attributable to growth in our third party servicing portfolio which more than doubled in volume to over $508,575,000 at June 30, 2014. Total servicing fee income improved by 70% increasing to $2,658,000 in the current quarter compared with $1,559,000 for the three months ended June 30, 2013. Interest income also increased by 35% as a result of the average outstanding performing portfolio of SBA loans held for investment, which increased by $32,319,000 over the same quarter of 2013. Overall, the lending segment had a 91% increase in income before income taxes for the second quarter of 2014 compared with the three months ended June 30, 2013.

Managed technology solutions segment revenue decreased by 9% for the three months ended June 30, 2014. While the segment realized an increase in the average monthly revenue per plan, the total number of web hosting plans continued to decline during the second quarter of 2014. Competition from other webhosting providers as well as alternative services continued to have a negative impact on this segment of our business. In the All Other segment, total revenue decreased by 4% for the three months ended June 30, 2014 compared with the same period in 2013, due to a decline in insurance commission revenue primarily on benefits-type policies as well as our forced placed book of business. The decrease in revenue was offset by further reductions in expenses, primarily in salaries and other general and administrative costs, which resulted in a 31% improvement in segment loss before income taxes. The loss in our Corporate activities segment increased by $2,167,000, the majority of which was attributable to a $1,905,000 charge to operations for the deferred financing costs and debt discount remaining on the Summit line of credit at the time of refinancing to Capital One.

On June 26, 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One, NA consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The purpose of the new facilities was to refinance the Company’s existing debt from Summit Partners Credit Advisors, L.P., payoff the current portion of the NTS loan, and for general working capital purposes.

Business Segment Results:

The results of the Company’s reportable segments for the three and six months ended June 30, 2014 and 2013 are discussed below:

Electronic Payment Processing — NMS

	Three months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Revenue:
Electronic payment processing	$23,163	$23,446	$(283)	(1)%
Interest income	—	1	(1)	(100)%

Total revenue	23,163	23,447	(284)	(1)%

Expenses:
Electronic payment processing costs	19,563	19,616	(53)	—
Salaries and benefits	1,028	882	146	17)%
Professional fees	85	70	15	21%
Depreciation and amortization	59	91	(32)	(35)%
Insurance expense — related party	12	12	—	—
Other general and administrative costs	254	311	(57)	(18)%

Total expenses	21,001	20,982	19	—

Income before income taxes	$2,162	$2,465	$(303)	(12)%

Three Months Ended June 30, 2014 and 2013

Electronic payment processing (“EPP”) revenue decreased $283,000 or 1% between years. The decrease relates mostly to lower average pricing between years due to competitive pricing considerations, particularly for larger processing volume merchants, partially offset by a 0.3% increase in portfolio volume. In addition, a decrease in the number of merchant transactions, as well as expected attrition in previously acquired portfolios between years, contributed to the decline year over year.

Processing revenues less electronic payment processing costs (“margin”) decreased from 16.3% in 2013, to 15.5% in 2014. The decrease in margin was mainly due to price compression, particularly for larger processing volume merchants. Overall, the decrease in margin dollars was $230,000 between years.

Salaries and benefits increased $146,000, or 17% between years. Contributing to the increase was the accelerated vesting of a stock award to an executive which contributed $72,000 of the increase. In addition, the Company hired additional senior level staff in 2014, which resulted in overall higher salaries, payroll taxes and benefits of approximately $57,000 for the three months ended June 30, 2014. Also contributing to the increase year over year was a $20,000 decrease in capitalized salaries, which increased salary expense for the current period, and will decrease depreciation and amortization over the future service period.

Professional fees increased $15,000, or 21% between years due to an increase in legal fees of $55,000, primarily attributable to the FTC complaint and remediation costs, partially offset by a reduction in consulting fees which resulted mainly from the reversal of a prior year accrual of $45,000. Depreciation and amortization decreased $32,000 between periods as the result of previously acquired portfolio intangible assets becoming fully amortized between periods. Remaining costs decreased $57,000 or 18% between years due to a decrease in marketing expense of $76,000, partially offset by an increase in office expense of $22,000.

Income before income taxes decreased $303,000, or 12%, to $2,162,000 in 2014, from $2,465,000 in 2013. The decrease was principally due to the decline in the dollar margin of operating revenues less electronic payment processing costs of $230,000, as well as a net increase in other operating expenses between years.

	Six months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Revenue:
Electronic payment processing	$44,690	$45,123	$(433)	(1)%
Interest income	1	3	(2)	(67)%

Total revenue	44,691	45,126	(435)	(1)%

Expenses:
Electronic payment processing costs	37,913	37,887	26	—
Salaries and benefits	1,965	1,864	101	(5)%
Professional fees	201	217	(16)	(7)%
Depreciation and amortization	120	204	(84)	(41)%
Insurance expense — related party	24	25	(1)	(4)%
Other general and administrative costs	588	629	(41)	(7)%

Total expenses	40,811	40,826	(15)	—

Income before income taxes	$3,880	$4,300	$(420)	(10)%

Six Months Ended June 30, 2014 and 2013

EPP revenue decreased $433,000 or 1% between years. Revenue decreased primarily due to lower average pricing between years due to both competitive pricing, particularly for larger processing volume merchants, partially offset by a 1% increase of portfolio volume. Processing volume was favorably impacted by an increase in the average monthly processing volume per merchant of 3% between periods and an increase in the number of merchant transactions. However, processing volume was unfavorably impacted by a decrease in the average number of processing merchants between periods of 3%.

Processing revenues less electronic payment processing costs (“margin”) decreased from 16.0% in 2013 to 15.2% in 2014. The decrease in margin is mainly due to competitive pricing considerations, particularly for larger processing volume merchants. Overall, the decrease in margin dollars was $459,000 between years.

Salaries and benefits increased $101,000 or 5% between years principally as a result of an increase in stock compensation in the amount of $97,000. In addition, the Company hired senior level management and increased salaries for customer service personnel, which resulted in higher salaries and payroll taxes in the amount of $80,000 between years. This increase was partially offset by an increase capitalized salaries during the six months ended June 30, 2014 of $17,000, as compared to the same period one year ago. Salary cost related to the development of internally developed software are capitalized and as a result decreases salary expense and increases depreciation and amortization expense over the future service period. Finally, the Company had a reduction in health insurance and employee benefits of $28,000 between years.

Professional fees decreased $16,000, or 7% between years. This decrease was mainly the result of higher costs incurred in 2013, which were attributable to remediation costs related to the charge-back losses incurred in 2012 associated with a group of merchants and the actions of a former senior executive at NMS in the amount of $103,000. This decrease was offset by an increase in legal fees in 2014 of $71,000 attributable to the FTC complaint and remediation costs. In addition, there was a reduction in 2014 in consulting fees which resulted mainly from a reversal of a prior year accrual of $45,000.

Depreciation and amortization decreased $84,000 between periods as the result of previously acquired portfolio intangible assets becoming fully amortized between periods. Remaining costs decreased $42,000 or 6% between years principally due to a decrease in marketing of $55,000 between years.

Income before income taxes decreased $420,000, or 10%, to $3,880,000 in 2014, from $4,300,000 in 2013. The decrease was principally due to the lower average pricing between years due to both competitive pricing, particularly for larger processing volume merchants, partially offset by a 1% increase of portfolio volume.

Small Business Finance

	Three months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Revenue:
Premium income	$4,992	$4,937	$55	1%
Servicing fee — NSBF portfolio	915	666	249	37%
Servicing fee — external portfolio	1,743	893	850	95%
Interest income	1,565	1,162	403	35%
Other income	1,021	718	303	42%

Total revenue	10,236	8,376	1,860	22%

Net change in fair value of:
SBA loans held for sale	(65)	(21)	(44)	(210)%
SBA loans held for investment	183	(750)	933	124%

Total net change in fair value	118	(771)	889	115%

Expenses:
Salaries and benefits	2,497	2,004	493	25%
Interest	1,615	1,323	292	22%
Professional fees	255	215	40	19%
Depreciation and amortization	418	295	123	42%
Provision for loan losses	139	209	(70)	(33)%
Other general and administrative costs	1,556	1,529	27	2%

Total expenses	6,480	5,575	905	16%

Income before income taxes	$3,874	$2,030	$1,844	91%

Business Overview

The Small business finance segment is comprised of NSBF which is a non-bank SBA lender that originates, sells and services loans for its own portfolio as well as portfolios of other institutions, and NBC which provides accounts receivable financing and billing services to businesses. Revenue is derived primarily from premium income generated by the sale of the guaranteed portions of SBA loans, interest income on SBA loans held for investment and held for sale, servicing fee income on the guaranteed portions of SBA loans sold, servicing income for loans originated by other lenders for which NSBF is the servicer, and financing and billing services, classified as other income above, provided by NBC. Most SBA loans originated by NSBF charge an interest rate equal to the Prime rate plus an additional percentage amount; the interest rate resets to the current Prime rate on a monthly or quarterly basis, which will result in changes to the amount of interest accrued for that month and going forward and a re-amortization of a loan’s payment amount until maturity.

Accounting Policy

On October 1, 2010, the Company elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. For these fair value loans, premium on loan sales equals the cash premium and the value of the servicing asset paid by the purchaser in the secondary market, the discount created on the unguaranteed portion from the sale which formerly reduced premium income is now included in the fair value line item, and, by not capitalizing various transaction expenses, the salaries and benefits and loan processing expense lines portray a value closer to the cash cost to operate the lending business. The Company uses a discounted cash flow model to measure the fair value of performing loans held for investment. If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% - 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the allowance for loan losses or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Consideration in calculating the allowance for loan losses includes past and current loss experience, current portfolio composition, future estimated cash flows, and the evaluation of real estate and other collateral, as well as current economic conditions. For all loans originated on or prior to September 30, 2010, management performed a loan-by-loan review of the estimated uncollectible portion of non-performing loans; subsequent to September 30, 2010, management began recording all loan originations on a fair value basis which requires a valuation reduction of the unguaranteed portion of loans held for investment to a level that takes into consideration future losses. This valuation reduction is reflected in the line item above: Net Change in Fair Value of SBA Loans Held for Investment.

Small Business Finance Summary

	Three months ended June 30, 2014		Three months ended June 30, 2013
	# Loans	In thousands	# Loans	In thousands
Loans sold in the quarter	43	$33,368	35	$32,817
Loans originated in the quarter	49	$42,557	38	$42,825
Premium income recognized	—	$4,992	—	$4,937
Average sale price as a percent of principal balance (1)		112.57%		112.53%

(1)	Premiums greater than 110.00% must be split 50/50 with the SBA. The premium income recognized above reflects amounts net of split with the SBA.

For the three months ended June 30, 2014, the Company recognized $4,992,000 of premium income from 43 loans sold aggregating $33,368,000 as compared with $4,937,000 of premium income from 35 loans sold aggregating $32,817,000 for the three months ended June 30, 2013. Premiums on guaranteed loan sales averaged 112.57% with 1% servicing for the quarter ended June 30, 2014 compared with 112.53% with 1% servicing for the quarter ended June 30, 2013.

	Three months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Total NSBF originated servicing portfolio (2)	$549,968	$413,824	$136,144	33%
Third party servicing portfolio	508,575	226,020	282,555	125%

Aggregate servicing portfolio	$1,058,543	$639,844	$418,699	65%

Total servicing income — NSBF originated portfolio	$915	$666	$249	37%
Total servicing income — third party portfolio	1,743	893	850	95%

Total servicing income	$2,658	$1,559	$1,099	70%

(2)	Of this amount, the total average NSBF originated portfolio earning servicing income was $409,833,000 and $303,614,000 for the three months ended June 30, 2014 and 2013, respectively.

We are the contractor managing and servicing portfolios of SBA 7(a), USDA and other loans acquired by the FDIC from failed financial institutions, and we assist the FDIC in the packaging of these loans for sale. Our existing servicing facilities and personnel perform these activities supplemented by contract workers as needed. The size of the portfolio we will service for the FDIC, and thus the revenue earned, varies over time and depends on the level of bank failures and the needs of the FDIC in managing portfolios acquired from those banks as well as the success of being able to sell such portfolios. We continued to add third party loan servicing contracts in 2014, for both the FDIC and other third parties.

The $1,099,000 increase in total servicing income was attributable primarily to the increase in FDIC servicing income of $886,000 as a result of the addition in November 2013 of an additional portfolio, which we service for the FDIC partially off-set by a decline in other third party loan servicing income of $34,000 period over period. The average third party servicing portfolio increased from $165,470,000 for the three month period ended June 30, 2013 to $516,564,000 for the same three month period in 2014. Servicing fees received on the NSBF portfolio increased by $249,000 period over period and was attributable to the expansion of the NSBF originated portfolio on which we earn servicing income. The portfolio increased from an average of $303,614,000 for the three month period ending June 30, 2013 to an average of $409,833,000 for the same three month period in 2014. This increase was the direct result of increased loan originations throughout 2013 and into 2014.

Interest income increased by $403,000 for the three month period ended June 30, 2014 as compared to the same period in 2013. This increase was attributable to the average outstanding performing portfolio of SBA loans held for investment increasing from $67,885,000 to $100,204,000 for the quarters ended June 30, 2013 and 2014, respectively.

Other income increased by $303,000 for the three month period ended June 30, 2014 as compared to the same period in 2013. The increase was primarily attributable to an increase in consulting revenue earned in connection with FDIC-related contracts of $283,000.

The decrease in the change in fair value loss associated with SBA loans held for sale of $44,000 is related to the amount of unsold guaranteed loans during a period, the timing of when those loans sell and the change in premium being received on those loans. The amount of unsold guaranteed loans decreased by $554,000 at June 30, 2014 compared with March 30, 2014, while there was a decrease of $75,000 in unsold guaranteed loans at June 30, 2013 compared to March 31, 2013.

The increase in the change in fair value on SBA loans held for investment of $933,000 is the result of an increase in the weighted average remaining term on the portfolio which increased to 16.7 years at June 30, 2014 compared with 15.8 years at June 30, 2013. Additionally, loans originated, held for investment aggregated $9,744,000 compared to $10,335,000 for the quarters ended June 30, 2014 and 2013, respectively. During 2013 and 2014, we applied a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of June 30, 2013, to 5.30% of total principal as of June 30, 2014.

Salaries and benefits increased by $493,000 primarily due to the addition of staff in all departments. Combined headcount increased by 30% from 74 employees at June 30, 2013 to 96 employees at June 30, 2014.

Interest expense increased by $292,000 for the quarter ended June 30, 2014 compared with the same period in 2013. NSBF experienced an increase in interest expense of $226,000 in connection with the closing of the 2013 securitization transaction in December 2013 coupled with an increase of $105,000 related to the Capital One line of credit which increased from an average outstanding balance of $6,954,000 for the quarter ended June 30, 2013 to $19,601,000 for the same period in 2014. NBC experienced a decrease in interest expense of $29,000 due to lower borrowing under the Sterling line which decreased from an average outstanding balance of $8,157,000 for the quarter ended June 30, 2013 to an average outstanding balance of $5,794,000 for the quarter ended June 30, 2014.

Professional fees for the quarter ended June 30, 2014 increased by $40,000 when compared with the quarter ended June 30, 2013, primarily due to an increase in accounting fees of $24,000 and servicer trustee fees of $18,000.

Loan Loss Allowance and Fair Value Discount

	Three months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Total loan loss allowance and fair value discount, beginning of period	$7,749	$6,307	$1,442	23%
Provision for loan losses	139	209	(70)	(33)%
Fair value discount, loans held for investment	(183)	750	(933)	(124)%
Charge offs, Net	(375)	(664)	289	44%

Total reserves and fair value discount, end of period	$7,330	$6,602	$728	11%

Gross portfolio balance, end of period	$112,349	$78,622	$33,727	43%
Total impaired nonaccrual loans, end of period	$9,472	$6,013	$3,459	58%

The combined provision for loan losses and net change in fair value of loans held for investment decreased from $959,000 for the three months ended June 30, 2013 to $(44,000) for the same period in 2014, a net decrease of $1,003,000. The allowance for loan losses, together with the cumulative fair value adjustment related to the SBA loans held for investment, increased from $6,602,000, or 8.4% of the gross portfolio balance of $78,622,000 at June 30, 2013, to $7,330,000, or 6.5% of the gross portfolio balance of $112,349,000 at June 30, 2014. Of this, $1,786,000 or 27.1% and $1,853,000 or 25.3% of the allowance for loan losses and fair value discount was allocated as specific reserve against such impaired non-accrual loans, for the 2013 and 2014 periods, respectively.

In determining the net change in fair value of loans held for investment for the quarter ended June 30, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 15% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-

accrual status as of June 30, 2014. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 94.7% of the par amount on our loans held for investment.

The increase of loan originations combined with improvements in servicing, and interest, generated by the addition to and enhanced performance of the portfolio as well as an increase in third party servicing, were sufficient to offset additional salaries, servicing, interest and origination expenses. The resulting pretax income of $3,874,000 was a 91% improvement over the same three month period in 2013.

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Premium income	$10,129	$9,196	$933	10%
Servicing fee — NSBF portfolio	1,746	1,280	466	36%
Servicing fee — third party portfolio	3,537	1,740	1,797	103%
Interest income	3,122	2,170	952	44%
Other income	1,739	1,438	301	21%

Total revenue	20,273	15,824	4,449	28%

Net change in fair value of:
SBA loans held for sale	(144)	233	(377)	(162)%
SBA loans held for investment	(1,003)	(1,381)	378	(27)%

Total net change in fair value	(1,147)	(1,148)	1	—%

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Expenses:
Salaries and benefits	4,762	3,808	954	25%
Interest	3,200	2,540	660	26%
Professional fees	508	520	(12)	(2)%
Depreciation and amortization	787	566	221	39%
Provision for loan losses	(67)	327	(394)	(120)%
Other general and administrative costs	3,371	2,711	660	24%

Total expenses	12,561	10,472	2,089	20%

Income before income taxes	$6,565	$4,204	$2,361	56%

Small Business Finance Summary

	Six months ended June 30, 2014		Six months ended June 30, 2014
(In thousands):	# Loans	$ Amount	# Loans	$ Amount
Loans sold	86	$68,322	69	$57,927
Loans originated	92	$88,166	72	$77,652
Premium income recognized		$10,129		$9,196
Average net sale price (3)		112.40%		113.17%

(3)	Premiums greater than 110.00% must be split 50/50 with the SBA. The premium income recognized above reflects amounts net of split with the SBA.

For the six months ended June 30, 2014, the Company recognized $10,129,000 of premium income from 86 loans sold aggregating $68,322,000. During the first half of 2013, the Company recognized $9,196,000 of premium income from 69 loans sold totaling $57,927,000. The increase in premium income is the result of an increased number of loans sold and is partially offset by a decrease in average premium period over period. Premiums on guaranteed loan sales averaged 112.14%

with 1% servicing for the six months ended June 30, 2014 as compared with 113.17% with 1% servicing for the six months ended June 30, 2013.

Servicing Portfolios and related Servicing Income

	Six months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Total NSBF originated servicing portfolio (4)	$549,968	$413,824	$136,144	33%
Third party servicing portfolio	508,575	226,020	282,555	125%

Aggregate servicing portfolio	$1,058,543	$639,844	$418,699	65%

Total servicing income — NSBF originated portfolio	1,746	1,280	466	36%
Total servicing income — third party portfolio	3,537	1,740	1,797	103%

Total servicing income	$5,283	$3,020	$2,263	75%

(4)	Of this amount, total average NSBF originated portfolio earning servicing income was $396,427,000 and $290,682,000 for the six month period ended June 30, 2014 and 2013, respectively.

We are the contractor managing and servicing portfolios of SBA 7(a), USDA and other loans acquired by the FDIC from failed financial institutions, and we assist the FDIC in the packaging of these loans for sale. Our existing servicing facilities and personnel perform these activities supplemented by contract workers as needed. The size of the portfolio we will service for the FDIC, and thus the revenue earned, varies and depends on the level of bank failures and the needs of the FDIC in managing portfolios acquired from those banks as well as the success of being able to sell such portfolios. We continued to add third party loan servicing contracts in 2014, for both the FDIC and other third parties.

Servicing fees received on the NSBF portfolio increased by $466,000 period over period and was attributable to the expansion of the NSBF portfolio in which we earn servicing income, which increased from an average of $290,682,000 for the six month period ending June 30, 2013 to an average of $396,427,000 for the same six month period in 2014. This increase was the direct result of increased loan originations throughout 2013 and the first six months of 2014. Third party servicing income increased by $1,797,000 and was attributable primarily to the increase in FDIC servicing income of $1,770,000. The average FDIC serviced portfolio, increased from $103,428,000 as of June 30, 2013 to $435,422,000 as of June 30, 2014.

Interest income increased by $952,000 for the six months ended June 30, 2014 as compared to the same period in 2013 as a result of the average outstanding performing portfolio of SBA loans held for investment increasing from $63,804,000 to $97,222,000 for the six months ended June 30, 2013 and 2014, respectively.

Other income increased by $301,000 for the six months ended June 30, 2014 as compared to the same period in 2013. This increase is attributed to an increase in NSBF and SBL other income of $554,000 which was driven by increases of consulting income of $323,000 and other fee related income of $194,000, partially offset by a decrease in NBC income of $245,000 which was driven by a decline in receivable income of $123,000 and other fee related income of $121,000.

The decrease in the change in fair value loss associated with SBA loans held for sale of $377,000 is related to the amount of unsold guaranteed loans during a period, the timing of when those loans sell and the change in premium being received on those loans. The amount of unsold guaranteed loans decreased by $1,286,000 for the six month period ended June 30, 2014, while there was an increase of $1,691,000 in unsold guaranteed loans for the six month period ended June 30, 2013.

The decrease in the change in fair value loss on SBA loans held for investment of $378,000 is the result of an increase of $389,000 due to reclassification of loan losses to fair value discount. During 2013 and 2014, we applied a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of June 30, 2013, to 5.30% of total principal as of June 30, 2014.

Salaries and benefits increased by $954,000 primarily due to the addition of staff in all departments. Combined headcount increased by 30% from an average of 71 for the six months ended June 30, 2013 to an average of 92 for the six months ended June 30, 2014.

Interest expense increased by $660,000 for the six months ended June 30, 2014 compared with the same period in 2013, due primarily to the 2013 closing of the securitization transactions which increased interest at NSBF by $640,000 and an additional $72,000 increase related to the Capital One line of credit which increased from an average outstanding balance of $10,905,000 for the six months ended June 30, 2013 to $17,462,000 for the same period in 2014. These increases were partially offset by a $52,000 reduction as NBC decreased the outstanding borrowings under the Sterling line from an average balance of $7,978,000 at June 30, 2013 to $5,904,000 at June 30, 2014.

Loan Loss Allowance and Fair Value Discount

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Total loan loss allowance and fair value discount, beginning of period	$6,822	$6,092	$730	12%
Provision for loan losses	(67)	327	(394)	(120)%
Fair value discount, loans held for investment	1,003	1,381	(378)	(27)%
Charge offs (net of recoveries)	(428)	(1,198)	770	64%

Total reserves and fair value discount, end of period	$7,330	$6,602	$728	11%

Gross portfolio balance, end of period	$112,349	$78,622	$33,727	43%
Total impaired nonaccrual loans, end of period	$9,472	$6,013	$3,459	58%

The combined provision for loan loss and net change in fair value decreased from $1,708,000 for the six months ended June 30, 2013 to $936,000 for the same period in 2014, a net decrease of $772,000 period over period. The allowance for loan loss together with the cumulative adjustment related to SBA loans held for investment increased from $6,602,000 or 8.4% of the gross portfolio balance of $78,622,000 at June 30, 2013 to $7,330,000 or 6.5% of the gross portfolio balance of $112,349,000 at June 30, 2014. This decrease in reserve percentage also reflects the positive performance of the portfolio. Of this, $1,786,000 or 27.1% and $1,853,000 or 25.3% of the allowance for loan losses and fair value discount was allocated as specific reserve against such impaired non-accrual loans, for the 2013 and 2014 periods, respectively. The year over year reduction in non-performing loans as a percentage results from an improvement in the overall economic climate. The year over year reduction in the specific reserve reflects both the relatively high level of overall collateralization on the non-performing portfolio as well as the increase in the portion of that portfolio making periodic payments pending return to performing status, reducing the need for a specific reserve at this time.

In determining the net change in fair value of loans held for investment for the quarter ended June 30, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 15% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of June 30, 2014. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 94.7% of the par amount on our loans held for investment.

Other general and administrative costs increased by $660,000 when compared to the comparable period of the prior year. The increase was attributed to increases in loan origination and servicing costs of $286,000, loan recovery expenses of $163,000 and marketing expenses of $138,000 for the six-month period ended June 30, 2014.

The increase of loan originations and the size of the portfolio, combined with improvements in interest income, generated by the addition to and enhanced performance of the portfolio, were sufficient to offset additional salaries, servicing and origination expenses. The resulting pretax income of $6,565,000 for the six months ended June 30, 2014 was a 56% improvement over pretax income of $4,204,000 for the six months ended June 30, 2013.

Managed Technology Solutions — NTS

	Three months ended June 30:
(In thousands):	2014	2013	$ Change	% Change
Revenue:
Web hosting and design	$4,193	$4,600	$(407)	(9)%

Expenses:
Salaries and benefits	1,350	1,362	(12)	(1)%
Interest	14	6	8	133%
Professional fees	115	114	1	1%
Depreciation and amortization	330	336	(6)	(2)%
Other general and administrative costs	1,463	1,740	(277)	(16)%

Total expenses	3,272	3,558	(286)	(8)%

Income before income taxes	$921	$1,042	$(121)	(12)%

Revenue is derived primarily from recurring contracted fees for hosting websites for shared hosting, dedicated servers and cloud instances (the “plans”). Less than 4% of revenues were derived from contracted services to design and maintain web sites. Revenue between periods decreased $407,000, or 9%, to $4,193,000 in 2014. Total revenue related to web design remained unchanged between years. The decrease in web hosting revenue is the result of a decrease in the average monthly number of total plans by 5,676 or 12% between periods to 40,103 plans in 2014, from 45,779 plans in the second quarter of 2013. Partially offsetting the decrease in revenue was an increase in the average monthly revenue per plan of 3% to $32.77 in 2014 from $31.76 in 2013, which reflects a growth in customers purchasing higher cost plans including additional options and services. The average monthly number of dedicated server plans in 2014, which generate a higher monthly fee versus shared hosting plans, decreased by 365 plans between periods, or 29%, to an average of 894 plans from an average of 1,259 in 2013. The average monthly number of shared hosting plans in the second quarter of 2014 decreased by 5,249, or 12%, to an average of 38,595 from 43,844 in 2013. The average number of cloud instances decreased by 62 to an average of 614 from 676 in 2013. Competition from other web hosting providers as well as alternative website services continued to have an overall negative effect on web hosting plan count and revenue growth between periods. The net decrease of $407,000 in web hosting and design period over period was offset by revenue earned on the completion of a project in the amount of $241,000 for the 2014 period.

It continues to be management’s intent to increase revenues and margin per plan through higher cost and value service offerings to customers, although this may result in a lower number of plans in place overall. Management has broadened the Company’s focus beyond the Microsoft web platform by now providing its platform capabilities to include open source web applications which have become increasingly attractive to web developers and resellers.

Total expenses of $3,272,000 for the three months ended June 30, 2014 decreased $286,000, or 8%, from $3,558,000 in 2013. Net NTS segment salaries and benefits in 2014 decreased $12,000 or 1% between years to $1,350,000. Gross NTS salaries and benefits are subject to project capitalization accounting rules and are also allocated out to other Newtek segments depending on the nature of work performed by NTS for such other segments. Gross NTS salary costs increased by $61,000 or 5% due to an increase in the average salary of 5% between years, while benefit costs decreased by $59,000 between years. Depreciation and amortization decreased $6,000 between years to $330,000 due to the timing of 2014 planned capital expenditures. Other general and administrative costs decreased $277,000 between years due primarily to the decrease in licenses primarily relating to Microsoft servers in the amount of $86,000 due to the decrease in plans. In addition, there was a decrease in maintenance and support costs of $52,000, a reduction in marketing expenses in the amount of $45,000 and bad debt expenses of $25,000 between years. Finally, there was a reduction in processing fees due to the decrease in revenue in the amount of $21,000 and a reduction in telephone expenses and office expenses in the amount of $29,000 between years.

Income before income taxes decreased by $121,000 to $921,000 in 2014 from $1,042,000 in 2013. The decrease in profitability was principally due to a decline in web hosting revenue between years partially offset by the reduction in general and administrative costs between years.

Six months ended June 30, 2014 and 2013:

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Web hosting and design	$8,249	$8,994	$(745)	(8)%

Expenses:
Salaries and benefits	2,602	2,515	87	4%
Interest	32	30	2	7%
Professional fees	246	319	(73)	(23)%
Depreciation and amortization	667	662	5	1%
Insurance expense — related party	2	3	(1)	(33)%
Other general and administrative costs	3,028	3,528	(500)	(14)%

Total expenses	6,577	7,057	(480)	(7)%

Income before income taxes	$1,672	$1,937	$(265)	(14)%

Revenue is derived primarily from recurring contracted fees for hosting websites for shared hosting, dedicated servers and cloud instances (the “plans”). Less than 4% of revenues were derived from contracted services to design and maintain web sites. Revenue between periods decreased $745,000, or 8%, to $8,249,000 in 2014. Total revenue included a decrease in web hosting revenue of $665,000 or 8% and a decrease in web design revenue of $80,000 between periods. The decrease in web hosting revenue is the result of a decrease in the average monthly number of total plans by 5,639 or 12% between periods to 40,791 plans in 2014 from 46,430 plans in 2013. Partially offsetting the decrease in revenue was an increase in the average monthly revenue per plan of 4% to $31.88 in 2014 from $30.62 in 2013. This reflects a growth in customers purchasing higher cost plans including additional options and services. The average monthly number of dedicated server plans in 2014, which generate a higher monthly fee versus shared hosting plans, decreased by 284 between periods, or 22%, to an average of 1,003 from an average of 1,287 in 2013. The average monthly number of shared hosting plans in 2014 decreased by 5,304, or 12%, to an average of 39,166 from 44,470 in 2013. The average number of cloud instances decreased by 51 to an average of 622 from 673 in 2013. The net decrease of $745,000 in web hosting and design period over period was offset by revenue earned on the completion of a project in the amount of $240,000 for the 2014 period.

It continues to be management’s intent to increase revenues and margin per plan through higher cost and value service offerings to customers, although this may result in a lower number of plans in place overall. Management has broadened the Company’s focus beyond the Microsoft web platform by now providing its platform capabilities to include open source web applications which have become increasingly attractive to web developers and resellers.

Total expenses of $6,577,000 in 2014 decreased $480,000 from $7,057,000 in 2013. Net NTS segment salaries and benefits increased $87,000 or 4% between years to $2,602,000. Gross NTS salaries and benefits are subject to project capitalization accounting rules and are also allocated out to other Newtek segments depending on the nature of work performed by NTS for such other segments. Gross NTS salary costs and payroll taxes increased by approximately $151,000 between years due to an increase in the average salary of 8% between years, while benefit costs and stock compensation decreased by $65,000 between years. In addition, provision for bonuses decreased $23,000. Depreciation and amortization increased $5,000 between periods to $667,000 due to capital expenditures throughout 2014. Professional fees decreased $73,000 principally due to the decrease in web design development revenues between periods as well as a reduction in compliance fees. Other general and administrative costs decreased by $500,000 or 14% between years. The decrease relates to licenses as there was a decrease in Microsoft servers in the amount of $152,000 between years. In addition, marketing expense decreased by $59,000, hardware maintenance and support costs decreased $58,000, principally due to the restructuring of previous contracts in those areas, bad debt expense decreased by $57,000 and credit card processing fees decreased by $38,000 due to lower revenue. Additionally, there was a reduction in telephone costs of $27,000 and utilities of $23,000 between years.

Income before income taxes decreased $265,000 to $1,672,000 in 2014 from $1,937,000 in 2013. The decrease in profitability was principally due to a decline in web hosting and web designed related revenues partially offset by the reduction in general and administrative costs between periods.

All Other

	Three months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenues:
Insurance commissions	$416	$470	$(54)	(11)%
Insurance commissions — related party	27	41	(14)	(34)%
Other income	168	128	40	31%
Other income-related party	19	18	1	6%

Total revenue	630	657	(27)	(4)%

Expenses:
Salaries and benefits	598	660	(62)	(9)%
Professional fees	99	137	(38)	(28)%
Depreciation and amortization	51	50	1	2%
Other general and administrative costs	183	249	(66)	(27)%

Total expenses	931	1,096	(165)	(15)%

Loss before income taxes	$(301)	$(439)	$138	31%

The All Other segment includes revenues and expenses primarily from Newtek Insurance Agency, LLC (“NIA”), Newtek Payroll Services (“PAY”) and qualified businesses that received investments made through the Company’s Capco programs which cannot be aggregated with other operating segments.

In December 2012, the Company invested in Advanced Cyber Security Systems, LLC (“ACS”), a start-up company formed to offer web-based security solutions to the marketplace. ACS is accounted for as a variable interest entity (“VIE”) and recorded a loss before income taxes of $12,000 for the three months ended June 30, 2014.

Insurance commissions — related party represents commissions earned by NIA on policies sold to Newtek and its subsidiaries, and Other income — related party represents fees charged by Newtek Payroll Services, LLC to Newtek and subsidiaries; all related party revenues and expenses are eliminated upon consolidation.

Total revenue decreased by $27,000 for the three months ended June 30, 2014 primarily due to a reduction in insurance commissions, which was caused by decreases in the premiums on the renewals of benefits-type policies and on our force placed insurance book. Related party commission income also decreased as a result of a reduction in the commission rate earned on the corporate health policies.

Salaries and benefits decreased by $62,000 for the three months ended June 30, 2014 as compared to the year ago quarter due to the replacement of three employees who were terminated at the end of 2013 and were replaced throughout 2014, and the reduction of two staff at ACS. Professional fees decreased by $38,000 in the current quarter, the majority of which, or $24,000, was attributable to a reduction in insurance broker commission expense and is consistent with the reduction in insurance commission revenue. The remaining decrease is related to a reduction in legal fees recorded at PAY in the prior quarter related to the DPS issue. Other general and administrative cost decreased by $66,000 in the current quarter, and includes an $80,000 reduction in software licensing fees at ACS, which ceased in June 2013 concurrent with the exercise of an ownership warrant. This decrease was partially offset by a $9,000 increase in software licensing fees at NIA.

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Insurance commissions	$801	$914	$(113)	(12)%
Insurance commissions — related party	74	83	(9)	(11)%
Other income	291	269	22	8%
Other income — related party	41	37	4	11%

Total revenue	1,207	1,303	(96)	(7)%

Expenses:
Salaries and benefits	1,226	1,327	(101)	(8)%
Professional fees	209	276	(67)	(24)%
Depreciation and amortization	103	101	2	2%
Other general and administrative costs	368	500	(132)	(26)%

Total expenses	1,906	2,204	(298)	(14)%

Loss before income taxes	$(699)	$(901)	$202	22%

Six months ended June 30, 2014 and 2013:

Total revenue decreased by $96,000 for the six months ended June 30, 2014 as compared to the same period in 2013. Insurance commission revenue decreased by $113,000 due to a contraction in the renewal book of business, primarily on benefits-type policies, and in our force placed insurance book. The $22,000 increase in other income period over period, was related to PAY, which realized a 20% increase in the total number of payroll clients from 387 at June 30, 2013 to 464 at June 30, 2014.

Total expenses decreased by $298,000 period over period primarily due to a $101,000 decrease in salaries and benefits; the majority of the decrease or $28,000, was attributable to NIA, and principally related to the termination of three employees in the fourth quarter of 2013, who were replaced throughout 2014; the remainder of the decrease was primarily related to ACS which reduced staff during 2014. Professional fees decreased by $67,000 in the six months ended June 30, 2014 compared with the year ago period. The majority of this decrease, or $44,000, is attributable to a reduction in insurance broker commission expense and is consistent with the reduction in insurance commission revenue. The remaining decrease is related to a reduction in legal fees recorded in the prior quarter at PAY related to the movement to in-house lawyers of much of the legal costs related to the DPS litigation. Other general and administrative cost decreased by $132,000 period over period, and includes a decrease of $172,000 related to software licensing fees at ACS, which was partially offset by a $19,000 increase in software licensing fees at NIA, and increases in software maintenance and processing fees at PAY for the six months ended June 30, 2014.

Corporate activities

	Three months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Management fees — related party	$199	$199	$—	—%
Interest income	3	1	2	200%

Total revenue	202	200	2	1%

Expenses:
Salaries and benefits	1,423	1,461	(38)	3%
Interest Expense	1,936	6	1,930	32,167%
Professional fees	247	385	(138)	(36)%
Depreciation and amortization	37	43	(6)	(14)%
Insurance expense — related party	15	29	(14)	(48)%
Other general and administrative costs	635	200	435	218%

Total expenses	4,293	2,124	2,169	102%

Loss before income taxes	$(4,091)	$(1,924)	$(2,167)	(113)%

The Corporate activities segment implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the other segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker™ referral system and all other intellectual property rights. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income, and corporate operating expenses. These operating expenses consist primarily of internal and external public accounting expenses, internal and external corporate legal expenses, corporate officer salaries, sales and marketing expense and rent for the principal executive offices.

Revenue is derived primarily from management fees earned from the Capcos. Management fee revenue remained unchanged at $199,000 for the three months ended June 30, 2014 compared with the three months ended June 30, 2013. Management fees, which are eliminated upon consolidation, are expected to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased by $2,169,000 in the current quarter due primarily to a $1,930,000 increase in interest expense, of which $1,905,000 was related to the closing of the new term loan and line of credit with Capital One Bank, which was used to repay Summit and the outstanding balance on the NTS Cap One term note. The additional interest expense for the three month period resulted from the recognition of the unamortized debt discount on the Summit note, as well as the remaining unamortized deferred financing costs. The refinancing of the Summit note will greatly reduce the Company’s expense going forward as the interest cost on the $10,000,000 term note was reduced from 15% to Prime plus 2.5%.

Other general and administrative costs increased by $435,000 and includes a $220,000 increase in marketing expenses attributable to the purchase of additional air time for our television ad campaign, and the recognition in the prior period of a $244,000 reversal of an accrual related to the favorable settlement of a contract dispute in June 2013. The other general and administrative increase was slightly offset by a $138,000 reduction in professional fees, and a $38,000 reduction in salaries and benefits period over period. In sum, the loss before income taxes increased by 113% or $2,167,000 for the three months ended June 30, 2014, as compared to the same period in 2013, primarily due to increased interest expense in connection with the Summit debt refinancing in the second quarter 2014.

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Management fees — related party	$398	$398	$—	—%
Interest and other income	4	2	2	100%

Total revenue	402	400	2	1%

Expenses:
Salaries and benefits	2,869	2,927	(58)	(2)%
Interest expense	1,946	12	1,934	16,117%
Professional fees	609	782	(173)	(22)%
Depreciation and amortization	74	87	(13)	(15)%
Insurance expense — related party	48	55	(7)	(13)%
Other general and administrative costs	1,135	414	721	174%

Total expenses	6,681	4,277	2,404	56%

Loss before income taxes	$(6,279)	$(3,877)	$(2,402)	(62)%

Six months ended June 30, 2014 and 2013:

Revenue is derived primarily from management fees earned from the Capcos. Management fee revenue remained unchanged at $398,000 for the six months ended June 30, 2014 and June 30, 2013. Related party management fees, which are eliminated upon consolidation, are expected to continue to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased by $2,404,000 in the current quarter due primarily to a $1,934,000 increase in interest of which $1,905,000 was related to the closing of the new term loan and line of credit with Capital One Bank, which was used to repay Summit and the outstanding balance on the NTS Cap One term note. The additional interest expense in the current six month period resulted from the recognition of the unamortized debt discount on the Summit note, as well as the remaining unamortized deferred financing costs. The refinancing of the Summit note will greatly reduce the Company’s expense going forward as the interest cost on the $10,000,000 term note was reduced from 15% to Prime plus 2.5%.

The increase in other general and administrative costs of $721,000 for the six months ended June 30, 2014 compared with the same period in 2013 was due primarily to a $461,000 increase in marketing expenses due to an increase in the amount of air time purchased for our television ad campaign, as compared with the year ago period, and a $244,000 reversal of an accrual in the prior period for a contract dispute which was settled in June 2013. These increases were partially offset by a $173,000 reduction in professional fees due to higher legal fees in the year ago period in connection with the restatement of our 2011 and 2012 financials and a $59,000 reduction in salaries and benefits.

Loss before income taxes increased by $2,402,000, or 62% for the six months ended June 30, 2014, as compared to the same period in 2013, due primarily to the increase in interest expense associated with the Summit debt refinancing, as well as an increase in marketing expense, which were slightly offset by decreases in professional fees, salaries and benefits, and remaining expenses.

Capcos

	Three months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Income from tax credits	$14	$29	$(15)	(52)%
Interest income	89	2	87	4,350%
Other income	3	7	(4)	(57)%

Total revenue	106	38	68	179%

Net change in fair value of:
Credits in lieu of cash and Notes payable in credits in lieu of cash	(1)	7	(8)	(114)%

Expenses:
Management fees — related party	199	199	—	—%
Interest expense	23	45	(22)	(49)%
Professional fees	42	53	(11)	(21)%
Other general and administrative costs	30	41	(11)	(27)%

Total expenses	294	338	(44)	(13)%

Loss before income taxes	$(189)	$(293)	$104	35%

As described in Note 3 to the condensed consolidated financial statements (unaudited), effective January 1, 2008, the Company adopted fair value accounting for its financial assets and financial liabilities concurrent with its election of the fair value option for substantially all credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance. These are the financial assets and liabilities associated with the Company’s Capco notes that are reported within the Company’s Capco segment. The table above reflects the effects of the adoption of fair value measurement on the income and expense items (income from tax credits, interest expense and insurance expense) related to the revalued financial assets and liability for the three months ended June 30, 2014 and 2013. In addition, the net change to the revalued financial assets and liability for the three months ended June 30, 2014 and 2013 is reported in the line “Net change in fair value of Credits in lieu of cash and Notes payable in credits in lieu of cash” on the condensed consolidated statements of income (unaudited).

The Company does not anticipate creating any new Capcos in the foreseeable future and the Capco segment will continue to incur losses going forward. The Capcos will continue to earn cash investment income on their cash balances and incur cash management fees and operating expenses. The amount of cash available for investment and to pay management fees will be primarily dependent upon future returns generated from investments in qualified businesses. Income from tax credits will consist solely of accretion of the discounted value of the declining dollar amount of tax credits the Capcos will receive in the future; the Capcos will continue to incur non-cash interest expense related to the tax credits.

Revenue is derived primarily from non-cash income from tax credits, interest and dividend income. The $15,000 decrease in tax credits for the three months ended June 30, 2014 versus the same period in 2013 reflects the effect of the declining dollar amount of tax credits remaining in 2014. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits will decrease to zero. The increase in total revenue for the three months ended June 30, 2014 compared to the year ago quarter is due primarily to $74,000 in accrued dividends from a related party, earned by three of the Capcos on equity investments made in 2013, as well as a $13,000 dividend from a Preferred interest held in a related party. All related-party revenue and expenses are eliminated upon consolidation.

Expenses consist primarily of management fees and non-cash interest expense. Related party management fees for the three months ended June 30, 2014 remained unchanged from the year ago period. Management fees are expected to decline in the future as the Capcos mature and utilize their cash. Interest expense decreased by $22,000, for the three months ended June 30, 2014 compared with the year ago quarter as a result of the declining amount of notes payable in 2014.

Overall, the pretax loss before income taxes in the Capco segment improved by $104,000, period over period, primarily due to increased income from dividends, and a decrease in interest expense, professional fees and other general and administrative costs for the three months ended June 30, 2014.

	Six months ended June 30:		$ Change	% Change
(In thousands):	2014	2013
Revenue:
Income from tax credits	$28	$55	$(27)	(49)%
Interest income	179	22	157	714%
Other income	3	12	(9)	(75)%

Total revenue	210	89	121	136%

Net change in fair value of:
Credits in lieu of cash and Notes payable in credits in lieu of cash	—	26	(26)	(100)%

Expenses:
Management fees — related party	398	398	—	—%
Interest	47	102	(55)	(54)%
Professional fees	115	115	—	—%
Other general and administrative costs	109	80	29	36%

Total expenses	669	695	(26)	(4)%

Loss before income taxes	$(459)	$(580)	$121	21%

Six months ended June 30, 2014 and 2013:

Revenue is derived primarily from non-cash income from tax credits, interest and dividend income. The decrease in tax credits for the six months ended June 30, 2014 versus the same period in 2013 reflects the effect of the declining dollar amount of tax credits remaining in 2014. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits, and therefore the income the Company will recognize, will decrease to zero. The increase in total revenue for the six months ended June 30, 2014 compared to year ago period is primarily due to $148,000 in accrued dividends from a related party, earned by three of the Capcos on equity investments made in 2013 and $26,000 dividends from a preferred interest in a related party. All related-party revenue and expenses are eliminated upon consolidation.

Expenses consist primarily of management fees and non-cash interest expense. Related party management fees for the six months ended June 30, 2014 remained unchanged from the year ago period. Related party management fees are expected to decline in the future as the Capcos mature and utilize their cash. Interest expense decreased by $55,000, for the six months ended June 30, 2014 as a result of the declining dollar amount of tax credits payable in 2014. Other general and administrative costs increased $29,000 compared with the year ago period primarily due to a $45,000 write-off of two investments, which was partially offset by a reduction in rent expense.

Overall, the pretax loss before income taxes in the Capco segment improved by $121,000, period over period, primarily due to the increased income from dividends, and a decrease in interest expense, which was partially offset by a reduction in income from tax credits.

Comparison of years ended December 31, 2013 and December 31, 2012

For the year ended December 31, 2013, the Company recorded net income of $7,151,000 on revenues of $143,593,000. Net income improved by $1,594,000, from net income of $5,557,000 in 2012; pretax income was $11,069,000, a $1,630,000 improvement over the $9,439,000 pretax income in 2012. Total revenues increased by $12,463,000, or 9.5%, from $131,130,000 for the year ended December 31, 2012 principally due to increased revenues in the Small business finance and Electronic payment processing segments. Total expenses increased by $10,749,000 to $131,319,000 for the year ended 2013 from $120,570,000 for 2012 primarily due to increases in electronic payment processing costs, other general and administrative costs, and salaries and benefits.

Contributing to the pretax income of $11,069,000 in 2013 were improvements in the Electronic payment processing, Small business finance and Capco segments, which were offset by a decrease in pretax income for Managed technology solutions and increased pretax losses in the All Other and Corporate segments. The Electronic payment processing segment gross margin decreased nominally on a percentage basis, primarily due to competitive pricing for our larger volume merchants. This decline was offset in part by an increase in margin due to a reduction in the provision for chargebacks. The improvement in the Capco segment pretax income resulted from reductions in interest expense and management fees, which more than offset the decrease in income from tax credits recorded in the current period.

One of the primary contributors to Newtek’s continued profitability was the Small business finance segment which generated pretax income of $10,143,000 compared to $8,094,000 in 2012, an increase of $2,049,000. The primary driver was premium income on sales of guaranteed loan portions which increased by $7,089,000, or 57% over the year ago period. The number of loans sold during 2013 increased to 167 with a corresponding dollar volume of $131,733,000, from 105 loans sold totaling $84,743,000 in dollar volume for the year ago period. Total SBA loans originated increased to $177,941,000 in 2013 compared with $107,425,000 for 2012. The weighted average sales price for the guaranteed portions of SBA loans sold increased slightly to 112.32% compared with 112.22% for 2013 and 2012, respectively.

The Electronic payment processing segment recorded an 18% increase in pretax net income, which grew to $8,304,000 from $7,041,000 compared with the year ago period. Revenue increased by $4,166,000 or 5% to $89,655,000 during 2013 compared to 2012. The increase was related to growth in processing volumes and fee increases passed on to merchants. Processing revenue less processing costs remained essentially stable, decreasing slightly from 15.6% to 15.5% in 2013. While margin was favorably impacted by the reduction in provision for chargebacks in 2013 compared with the year ago period, this decrease was offset by the continued trend in lower merchant pricing due to competitive pressure.

Pretax net income for Managed technology solutions decreased from $4,254,000 to $3,564,000 for the year ended December 31, 2013. While segment revenue decreased by 3% due primarily to a reduction in web hosting, we saw an increase in our total revenue related to web design, and we saw continued growth in the number of customers using our cloud computing services as well as an increase in the average revenue per plan compared with the year ago period. It continues to be management’s intent to increase revenue and margin per plan through higher service offerings to customers which include cloud-based applications.

In March and December 2013, a Company subsidiary closed its third and fourth securitizations issuing an additional $20,909,000 and $24,433,689, respectively, in notes with an “A” rating under S&P.

Also during 2013, Exponential of New York, LLC, one of the Company’s Capcos, made investments which when aggregated with prior investments equal 100% of its certified capital under the provisions of the New York Certified Capital Company Act. Notice of reaching this investment level was provided to New York State and the Capco is pending examination by the State to confirm this investment level, at which time it will cease to be regulated as a certified capital company. Thereafter, the managers of the Company will determine the optimum strategy for liquidation of the entity.

Business Segment Results:

The results of our reportable business segments are discussed below.

Electronic Payment Processing — NMS

				% Change
(In thousands):	2013	2012	2011	2013	2012
Revenue:
Electronic payment processing	$89,651	$85,483	$82,475	5%	4%
Interest income	4	6	11	(33)%	(46)%
Total Revenue	89,655	85,489	82,486	5%	4%

Expenses:
Electronic payment processing costs	75,761	72,183	69,388	5%	4%
Salaries and benefits	3,485	3,991	3,995	(13)%	—%
Professional fees	458	323	270	42%	20%
Depreciation and amortization	358	743	1,419	(52)%	(48)%
Insurance expense — related party	57	61	51	(7)%	20%
Other general and administrative costs	1,232	1,147	1,206	7%	(5)%

Total expenses	81,351	78,448	76,329	4%	3%

Income before income taxes	$8,304	$7,041	$6,157	18%	14%

2013

EPP revenue increased $4,168,000 or 5% between years, primarily due to growth in processing volumes and the effect of card association fee increases passed through to merchants. Processing volumes were favorably impacted by a 1% increase in the average number of processing merchants under contract between periods and an increase of approximately 6% in the average monthly processing volume per merchant. The increase in the average monthly processing volume per merchant is due in part to the addition of several larger volume processing merchants as well as year-over-year growth in processing volumes from existing merchants. This overall increase in revenue between years was partially offset by lower average pricing between years due to competitive pricing considerations, particularly for larger processing volume merchants with lower revenue per transaction, between periods.

Electronic payment processing (“EPP”) costs increased $3,578,000 or 5% between years. The increase in EPP costs includes a provision for charge-back losses of $579,000 and $1,832,000 in 2013 and 2012, respectively. The provision for charge-back losses in 2012 included losses of $1,312,000 related to a group of merchants affiliated with one of its independent sales agents, which were unilaterally approved by a former senior manager of the EPP division and such charge-back losses resulted from violations of credit policy by such senior manager. EPP revenue less EPP costs, or “margin” decreased from 15.6% in 2012 to 15.5% in 2013. Margin was favorably impacted by the reduction in provisions for chargebacks between years by 1.5%. However, the favorable impact on margin of the aforementioned factors were slightly more than offset by lower average pricing between years due to both competitive pricing considerations, particularly for larger volume merchants, and the mix of merchant sales volumes realized between periods. Overall, the increase in margin dollars was $590,000 between years.

Salaries and benefits decreased by $506,000 or 13% between years principally as the result of a reduction in staffing levels and a reduction in accrued bonuses for the year. Average FTE’s for the twelve month period decreased from 67.5 to 61.2 between years. Professional fees increased by $135,000 principally due to costs incurred in assessing the loss related to and the actions of the agent and the former senior management of EPP related to the charge-back losses associated with a group of merchants discussed above. Depreciation and amortization decreased $385,000 between periods as the result of previously acquired customer merchant portfolios becoming fully amortized between periods. Other costs increased $81,000 or 6% between years. During 2012, office relocation costs of approximately $50,000 were incurred.

Income before income taxes increased $1,263,000 to $8,304,000 in 2013 from $7,041,000 in 2012. The increase in income before income taxes was principally due to the increase in margin of $590,000 due to the reasons noted above and the decreases in other costs, principally payroll and related costs and depreciation and amortization cost between years.

2012

EPP revenue increased $3,008,000 or 4% between years. Revenue increased due to a combination of growth in processing volumes, selective fee increases, both card association and third-party processor cost increases passed through to merchants (other than debit card transactions) and additions to services provided to our merchants. Processing volumes were favorably impacted by an increase of 3% in the average number of processing merchants under contract between periods. In addition, growth in revenue between periods increased due to an increase of approximately 7% in the average monthly processing volume per merchant, due in part to the addition of several larger volume processing merchants as well as year-over-year growth in processing volumes from existing merchants. The overall increase in revenue between years was adversely impacted by approximately 6% due to the effect of lower pass-through pricing on debit card transactions due to government mandated limits on underlying interchange costs for such transactions, as well as the overall pricing mix of merchant sales volumes realized between periods.

Electronic payment processing costs (“EPP costs”) increased $2,795,000 or 4% between years. The increase in EPP costs includes a provision for charge-back losses of $1,271,000 and $244,000 in 2012 and 2011, respectively, related to a group of merchants affiliated with one of its independent sales agents. Subsequent to December 31, 2012, significant cardholder transaction charge-backs in excess of related cash reserves held at one of the Company’s sponsor banks were noted to have occurred for the particular agent’s group of merchants. As a result of the exhaustion of such related cash reserves and the likelihood of additional charge-backs continuing in 2013 relating to such merchants, management concluded that based on an analysis of past processing activity of such merchants (who are no longer processing with the Company) that an additional provision for charge-back losses was required as of December 31, 2012. As discussed more fully in Note 26, this loss was the result of violations of credit policy by a senior member of management in the EPP division. The activities and decisions of this manager lead to the $1,271,000 and $244,000 charge-back provision in 2012 and 2011, respectively, for chargebacks incurred by a group of merchants unilaterally approved by the senior manager. The overall increase in EPP costs between years was also affected by lower interchange costs on debit card transactions. Beginning in the fourth quarter of 2011, the EPP segment began experiencing lower EPP costs as interchange costs on debit card transactions were reduced for interchange plus priced merchants, as well as others. Processing revenues less electronic payment processing costs

(“margin”) decreased from 15.9% in 2011 to 15.6% in 2012. The decrease in margin due to the $1,271,000 provision for charge-backs was 1.5%. The negative impact on the margin percentage of the additional charge-back loss provision was partially offset by the impact on revenues and EPP costs of the debit card pricing and interchange cost changes also noted above, net of higher residual payments to sales agents which increased $2,889,000 or 38% between years, as well as changes in the mix of merchant sales volumes processed. Overall, the decrease in margin dollars was $213,000 between years.

Excluding electronic payment processing costs, other costs decreased $676,000 or 10% between years. Depreciation and amortization decreased $676,000 between periods as the result of previously acquired portfolio intangible assets becoming fully amortized between periods. During 2012, office relocation costs of approximately $50,000 were incurred. Payroll related costs decreased $4,000 as a decline in average headcount of 2% between years was substantially offset by increased costs related to payroll taxes and employee benefits. Professional fees increased $53,000 due to several new consulting arrangements entered into during 2012 which were partially offset by lower audit fees between years.

Income before income taxes increased $884,000 to $7,041,000 in 2012 from $6,157,000 in 2011. The increase in income before income taxes was principally due to the decrease in depreciation and amortization cost of $676,000 between years and was partially offset by the decrease in the margin (operating revenues less electronic payment processing costs) of $213,000 due to the reasons noted above.

Small Business Finance

				% Change
In thousands):	2013	2012	2011	2013	2012
Revenue:
Premium on loan sales	$19,456	$12,367	$12,468	57%	(1)%
Servicing fee — NSBF Portfolio	2,769	2,298	1,635	20%	41%
Servicing fee — External Portfolio	3,796	4,564	1,466	(17)%	211%
Interest income	4,802	3,370	2,545	42%	32%
Management fees — related party	—	293	585	(100)%	(50)%
Other income	3,289	2,516	2,326	31%	8%

Total revenue	34,112	25,408	21,025	34%	21%

Net change in fair value of:
SBA loans transferred, subject to premium recourse	—	—	(3,366)	—%	(100)%
SBA loans held for sale	403	(163)	265	(347)%	(162)%
SBA loans held for investment	(1,629)	(851)	(2,392)	91%	(64)%
Warrants	—	(111)	—	0%	(100)%

Total net change in fair value	(1,226)	(1,125)	(5,493)	9%	80%

Expenses:
Salaries and benefits	7,649	6,124	4,689	25%	31%
Interest	5,568	3,836	2,030	45%	89%
Professional fees	1,011	700	474	44%	48%
Depreciation and amortization	1,241	919	893	35%	3%
Provision for loan loss	1,322	805	751	64%	7%
Insurance expense-related party	191	20	—	855%	(100)%
Other general and administrative costs	5,761	3,785	2,560	52%	48%

Total expenses	22,743	16,189	11,397	40%	42%

Income before income taxes	$10,143	$8,094	$4,135	25%	96%

Business Overview

The Small business finance segment is comprised of NSBF which is a non-bank SBA lender that originates, sells and services loans for its own portfolio as well as portfolios of other institutions, and NBC which provides accounts receivable financing and billing services to businesses. Revenue is derived primarily from premium income generated by the sale of the guaranteed portions of SBA loans, interest income on SBA loans held for investment and held for sale, servicing fee income on the guaranteed portions of SBA loans sold, servicing income for loans originated by other lenders for which NSBF is the servicer, and financing and billing services, classified as other income above, provided by NBC. Most SBA loans originated by NSBF charge an interest rate equal to the Prime rate plus an additional percentage amount; the interest rate resets to the current Prime rate on a monthly or quarterly basis, which will result in changes to the amount of interest accrued for that month and going forward and a re-amortization of a loan’s payment amount until maturity.

Accounting Policy

On October 1, 2010, the Company elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. For these fair value loans, premium on loan sales equals the cash premium and the value of the servicing asset paid by the purchaser in the secondary market, the discount created on the unguaranteed portion from the sale which formerly reduced premium income is now included in the fair value line item, and, by not capitalizing various transaction expenses, the salaries and benefits and loan processing expense lines portray a value closer to the cash cost to operate the lending business. The Company uses a discounted cash flow model to measure the fair value of performing loans held for investment. If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Consideration in arriving at the provision for loan loss includes past and current loss experience, current portfolio composition, future estimated cash flows, and the evaluation of real estate and other collateral as well as current economic conditions. For all loans originated on or prior to September 30, 2010, management performed a loan-by-loan review for the estimated uncollectible portion of non-performing loans; subsequent to September 30, 2010, management began recording all loan originations on a fair value basis which requires a valuation reduction of the unguaranteed portion of loans held for investment to a level that takes into consideration future losses. This valuation reduction is reflected in the line item above: Net Change in Fair Value of SBA Loans Held for Investment.

Small Business Finance Summary

	For the Year ended December 31,
	2013		2012		2011
(In thousands):	# Loans	$ Amount	# Loans	$ Amount	# Loans	$ Amount
Guaranteed loans sold/transferred during the period	167	131,733	105	84,743	102	73,871
Gross loans originated during the period	174	177,941	104	107,425	102	97,129
Guaranteed loans that achieved sale status, originated in prior period	—	—	—	—	47	30,783
Premium income recognized (1)(2)	—	$19,456	—	$12,367		$12,468
Average sale price as a percent of principal balance (2)		112.32%		112.22%		110.56%

(1)	Of the total premium recognized for the year ended December 31, 2011, $3,196,000 was from previously originated loans that achieved sale status as a result of the warranty period expiring.
(2)	The premium income recognized and average sales price reflect that premiums greater than 110.00% must be split 50/50 with the SBA.

For the year ended December 31, 2013, the Company recognized $19,456,000 of premium income from 167 guaranteed loans sold aggregating $131,733,000. During 2012, the Company recognized $12,367,000 of premium income from 105 guaranteed loans sold totaling $84,743,000. The increase in premium income for the year ended December 31, 2013 is the result of an increased number of loans sold as compared with the prior period. Sale prices on guaranteed loan sales averaged 112.32% for the twelve months ended December 31, 2013 compared with 112.22% for the twelve months ended December 31, 2012.

Servicing Portfolios and related Servicing fee income

	Year ended December 31,			% Change
(In thousands):	2013	2012	2011	2013	2012
Total NSBF originated servicing portfolio (1)	$488,800	$351,736	$286,113	39%	23%
Third party servicing portfolio	561,368	176,988	136,971	217%	29%

Aggregate servicing portfolio	$1,050,168	$528,724	$423,084	99%	25%

Total servicing income earned NSBF portfolio	$2,769	$2,298	$1,635	20%	41%
Total servicing income earned external portfolio	$3,796	$4,564	$1,466	(17)%	211%
Total servicing income earned	$6,565	$6,862	$3,101	(4)%	121%

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $314,486,000, $238,590,000, and $192,126,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

We are the contractor managing and servicing portfolios of SBA 7(a), USDA and other loans acquired by the FDIC from failed financial institutions, and we assist the FDIC in the packaging of these loans for sale. During November 2012 and April 2013, the FDIC was successful in selling a significant group of loans with our assistance, which resulted in a reduction in current servicing income from the FDIC, offset by the addition of servicing income from other third party financial institutions. Our existing servicing facilities and personnel perform these activities supplemented by contract workers as needed. The size of the portfolio we will service for the FDIC, and thus the revenue earned, varies and depends on the level of bank failures and the needs of the FDIC in managing portfolios acquired from those banks as well as the success of being able to sell such portfolios. We continued to add third party loan servicing contracts in 2013, for both the FDIC and other third parties, which we expect will reverse the decline.

The $297,000 decline in total servicing income was attributable primarily to the decrease in FDIC servicing income of $1,278,000 as a result of the sale of a portion of that portfolio, which was offset by an increase in other third party loan servicing of $511,000. With the addition in November 2013 of the Community South Bank portfolio, which we service for the FDIC, as well as the addition of other third party loan servicing contracts in 2013, the average third party servicing portfolio increased from $195,670,000 for the twelve month period ended December 31, 2012 to $232,410,000 for the same twelve month period in 2013. Servicing fees received on the NSBF portfolio increased by $471,000 period over period and was attributable to the expansion of the NSBF originated portfolio in which we earn servicing income. The portfolio increased from an average of $238,590,000 for the twelve month period ending December 31, 2012 to an average of $314,486,000 for the same twelve month period in 2013. This increase was the direct result of increased loan originations in 2013.
Interest income increased by $1,432,000 for the year ended December 31, 2013 as compared to the same period in 2012 as a result of the average outstanding performing portfolio of SBA loans held for investment increasing to $72,337,000 from $48,512,000 for the years ended December 31, 2013 and 2012, respectively.

Other income increased by $772,000 for the year ended December 31, 2013 as compared to the same period in 2012. The increase is primarily attributable to NSBF which increased $616,000 period over period and included an increase of $333,000 in consulting fee income from the FDIC and an increase in packaging and other servicing fee income of $188,000. The remaining increase was attributable to loan recovery and various loan-related fee income. Additionally, other income at NBC increased by $160,000 due to an increase in net investments on accounts receivable, which increased from an average of $7,707,000 in 2012 to an average of $8,688,000 in 2013, as well as an increase in the merchant cash advance program on which we earn commission revenue.

The change in fair value associated with SBA loans held for sale of $566,000 is related to the amount of unsold guaranteed loans during a period, the timing of when those loans sell and the change in premium being received on those loans. The amount of unsold guaranteed loans increased by $3,325,000 at December 31, 2013 compared with 2012, while there was a decrease of $1,032,000 in the amount of unsold guaranteed loans at December 31, 2012 compared to 2011.

The decrease in the change in fair value on SBA loans held for investment of $778,000 is the result of the increased amount of unguaranteed loans originated year over year, as well as a decrease in the valuation adjustment applied to our loans held for investment portfolio. During 2013, we adopted a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of December 31, 2012, to 6.01% of total principal for the year ended December 31, 2013. Loans originated, held for investment aggregated $42,773,000 compared to $24,076,000 for the years ended December 31, 2013 and 2012, respectively.

Salaries and benefits increased by $1,525,000 primarily due to the addition of staff in all departments. Combined headcount increased by 24% from an average of 62 employees for the year ended December 31, 2012, to an average of 77 for the year ended December 31, 2013.

Interest expense increased by $1,732,000 for the year ended December 31, 2013 compared with the same period in 2012, due primarily to $663,000 of interest expense associated with the Summit financing transaction which closed in April 2012 reflecting only 8 months of expense for the period ending December 31, 2012 vs. twelve months expense for 2013. Interest expense for Summit includes interest, payment in kind interest, discount on the valuation of the warrant and amortization of deferred financing costs. Additionally, NSBF experienced an increase in interest expense of $638,000 in connection with the closing of the 2013 securitization transactions in March and December 2013, and an additional $334,000 increase related to the Capital One line of credit which increased from an average outstanding balance of $10,674,000 for the year ended December 31, 2012 to $16,587,000 for the same period in 2013. NBC experienced an increase in interest expense of $131,000 under the Sterling credit facility due to increased borrowings under the Sterling credit facility as a result of an increasing portfolio.

Professional fees for the year ended December 31, 2013 increased by $311,000 when compared with the year ended December 31, 2012, primarily due to the addition of temporary staffing costs of $166,000, increased accounting fees of $171,000 and increased trustee fees of $48,000. These increases were offset by a reduction in legal expense period over period of approximately $87,000 and a reduction in employee search fees of $16,000.

Loan Loss Reserves and Fair Value Discount

Loan loss reserves and Change in fair value, loans held for investment

	Year ended December 31:			% Change
(In thousands):	2013	2012	2011	2013	2012
Total reserves and discount, beginning of year	$6,092	$5,566	$3,844	9%	45%
Provision for loan losses	1,322	805	751	64%	7%
Net change in fair value, loans held for investment	1,629	851	2,393	91%	(64)%
Charge offs (net of recoveries)	(2,221)	(1,130)	(1,422)	97%	(21)%

Total reserves, end of year	$6,822	$6,092	$5,566	12%	9%

Gross portfolio balance, end of year	$97,235	$64,609	$47,030	50%	37%
Total impaired nonaccrual loans, end of year	$7,653	$6,757	$6,766	13%	—%

The combined provision for loan losses and net change in fair value increased from $1,656,000 for the year ended December 31, 2012 to $2,951,000 for year ended December 31, 2013, a net increase of $1,295,000 period over period. The allowance for loan loss together with the cumulative fair value adjustments to SBA loans held for investment increased from $6,092,000 or 9.4% of the gross portfolio balance of $64,609,000 at December 31, 2012 to $6,822,000 or 7.0% of the gross portfolio balance of $97,235,000 at December 31, 2013. Of this, $2,315,000 or 34.3% and $1,757,000 or 23.0% of the allowance for loan losses and fair value discount was allocated as specific reserve against such impaired loans, for the 2012 and 2013 periods, respectively. The year over year reduction in non-performing loans as a percentage of the gross performing portfolio balance results from an improvement in the overall economic climate. The year over year reduction in the specific reserve reflects both the relatively high level of overall collateralization on the non-performing portfolio as well as the increase in the portion of that portfolio making periodic payments pending return to performing status, reducing the need for a specific reserve at this time.

In determining the net change in fair value of loans held for investment for the year ended December 31, 2013, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 10% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of December 31, 2013. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately originating to existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 93.99% of the par amount on our loans held for investment.

Other general and administrative costs increased by $1,976,000 due primarily to the increase in loan origination, processing and servicing costs in the amount of $607,000 as a result of the increase in loans originated and portfolios serviced, an additional $360,000 in marketing costs relating to the Company’s television ad campaign, an additional $324,000 in rent, utilities and office expense due to the addition of office space and headcount and an increase of $122,000 in loan recovery costs, which includes expenses and losses associated with the sale of foreclosed properties and collateral preservation costs, as compared with the same period in 2012. $472,000 was attributable to additional reserves recorded at NBC to account for two customers. The rest of the increase was attributable to other miscellaneous expenses.

The increase of loan originations and interest, generated by the addition to and the reduction in non-performing loans in the SBF portfolio, were sufficient to offset additional staffing costs, interest and other general and administrative expenses. The resulting pretax income of $10,143,000 was a 25% improvement over pretax income of $8,094,000 for the year ended December 31, 2012.

2012

Revenue is derived primarily from premium income generated by the sale of the guaranteed and unguaranteed portions of SBA loans. Additionally, the Company derives revenue from interest income on SBA loans held for investment and held for sale, servicing fee income on the guaranteed portions of SBA loans previously sold, servicing income for loans originated by other lenders for which NSBF is the servicer, and financing and billing services, classified as other income above, provided by NBC. Most SBA loans originated by NSBF charge an interest rate equal to the Prime rate plus an additional percentage amount; the interest rate resets to the current Prime rate on a monthly or quarterly basis, which will result in changes to the amount of interest accrued for that month and going forward and a re-amortization of a loan’s payment amount until maturity.

The implementation of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 860 “Transfers and Servicing,” which became effective January 1, 2010, delayed the recognition of premium income for sales of the guaranteed portions of SBA loans. In 2010 and prior, SBA Form 086 required, as part of the transferor’s representations and warranties, that the transferor repay any premium received from the transferee if either the SBA 7(a) loan borrower prepays the loan within 90 days of the transfer settlement date or fails to make one of its first three loan payments after the settlement date in a timely fashion and then proceeds to default within 275 days of the settlement date. Under ASC Topic 860, such recourse precludes sale treatment of the transferred guaranteed portions during this warranty period; rather NSBF was required to account for this as a financing arrangement with the transferee. Until the warranty period expired such transferred loans were classified as “SBA loans transferred, subject to premium recourse” with a matching liability “Liability on SBA loans transferred, subject to premium recourse.” In January 2011, the SBA issued a notice stating that Form 1086 would be revised to remove all reference to a warranty period for loans sold in the secondary market. This change became effective February 7, 2011 and allowed the Company to recognize premium income concurrent with the date of transfer, as was done prior to January 1, 2010.

In 2010, the Company elected the fair value option for valuing “Liability on SBA loans transferred, subject to premium recourse,” and also elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. As a result, the Company recorded changes in the fair value for the guaranteed portions that were not transferred at period end (“SBA loans held for sale”) and for loans transferred in the secondary market that did not achieve sale status under ASC Topic 860 (“SBA loans transferred, subject to recourse”). At the expiration of the warranty period, the sale of the guaranteed portions of these loans as well as the corresponding gain was recognized into premium income, and the asset and liability eliminated.

On October 1, 2010, the Company elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. For loans funded on or after October 1, 2010, the income statement separates the revenue and expense components mixed into premium on loan sales: premium on loan sales equals the cash premium and servicing asset paid by purchaser in the secondary market, the discount created on the unguaranteed portion is included in the fair value line item, and by not capitalizing various transaction expenses the salary and benefit and loan processing costs expense lines portray a value closer to the cash cost to operate the lending business.

For the year ended December 31, 2012, the Company recognized $12,367,000 of premium income from 105 loans sold aggregating $84,743,000. During 2011, the Company recognized $9,272,000 of premium income from 102 loans sold totaling $73,871,000 not subject to the premium warranty, and 47 loans aggregating $30,783,000 previously subject to the premium warranty that achieved sale status during 2011. The decrease in premium income for the year ended December 31, 2012 as compared with the prior period was due entirely to the reversal of the fair value adjustment of $3,196,000 associated with SBA loans transferred, subject to premium recourse, which increased premium income for the same amount for the year ended December 31, 2011. Sale prices on guaranteed loan sales averaged 112.22% for the twelve months ended December 31, 2012 compared with 110.56% for the twelve months ended December 31, 2011.

The $3,763,000 improvement in total servicing income was attributable primarily to third party loan servicing, which increased by $3,100,000 for the year ended December 31, 2012 compared to the year ended December 31, 2011. The twelve month average third party servicing portfolio increased from $96,398,000 to $200,737,000 for the 2011 and 2012 annual periods, respectively. In addition, servicing fees received from the SBA on repurchased loans increased by $154,000 and the remaining increase of $512,000 was attributable to the expansion of the NSBF portfolio, in which we earn servicing income, which increased from an average of $192,126,000 for the twelve month period ended December 31, 2011 to an average of $238,590,000 for the same twelve month period in 2012. This increase was the direct result of increased loan originations throughout 2011 and 2012.

Interest income increased by $825,000 for the year ended December 31, 2012 as compared to 2011. This increase was attributable to an additional $1,169,000 of interest income as a result of the average outstanding performing portfolio of SBA loans held for investment increasing to $48,512,000 from $29,649,000 for the years ended December 31, 2012 and 2011, respectively. Results for 2011 included $344,000 in interest earned from SBA loans transferred, subject to recourse; all transferred loans achieved sales status as of December 31, 2011.

Other income increased by $188,000 primarily due to a $277,000 increase in revenues at NBC. Fees earned on receivable advances increased by $118,000 which was attributable to an increase in the average of financed receivables from $4,937,000 in 2011, to $6,025,000 in 2012. Annual fees, due diligence fees and under minimum fees increased by an aggregate of $237,000 year over year, while commissions, late fees and billing service revenue, along with other miscellaneous fees decreased by an aggregate of $78,000 year over year. Increases in other income attributable to NBC was offset by an $86,000 reduction in other income at NSBF attributable to recognizing fewer expense recoveries and packaging fees.

The increase in the net change in fair value associated with SBA loans transferred, subject to premium recourse, is the direct result of all previously transferred loans having achieved sale status during 2011 as well as the SBA removing the warranty provision allowing the Company to recognize premium income on the date of sale. During the year ended December 31, 2011, as a result of the expiration of the premium warranty, all previously transferred loans were recognized as sales, thereby reducing the corresponding fair value adjustment by $3,366,000. The change in fair value associated with SBA loans held for sale is related to the total amount of loans converted from partially funded to fully funded status during a given period. The decrease in the change in fair value on SBA loans held for investment is a result of reducing the upfront discount recognized on unguaranteed loans, from 11% to 9.5% during the first quarter of 2012 and further reduced to 7.5% at December 31, 2012. This reduction was determined based upon internal quantitative data on our portfolio with respect to historical default rates and future expected losses as well as the investor price paid for the senior interest in our unguaranteed loans with respect to our two securitized transactions, adjusted for the estimated servicing and interest income retained by the trust over an estimated repayment term of three years and further adjusted to reflect the estimated default rate on the senior notes based on the default rate on our loan portfolio, assuming a worst case scenario of no recoveries. During the year ended December 31, 2012, loans originated and held for investment aggregated $24,076,000 resulting in a corresponding fair value loss of $851,000, representing an improvement of $1,542,000 over 2011. In connection with the Summit financing transaction which closed in April 2012, the Company recorded a fair value loss of $111,000 for the twelve months ended December 31, 2012 to reflect the fair value of warrants issued as part of the transaction. The warrants have since been replaced to remove the anti-dilutive provision which reflected management’s and Summit’s original intent regarding the nature of the warrants, and as such will no longer be marked to market.

Salaries and benefits increased by $1,435,000 primarily due to increases in salaries, bonus accrual, as well as the addition of staff in the originating, servicing and liquidation departments for both internal and external loan portfolios. Combined headcount increased by 22% from an average of 51 employees for the year ended December 31, 2011, to an average of 62 for the year ended December 31, 2012.

Interest expense increased by $1,806,000 for the year ended December 31, 2012 compared with the same period in 2011, due primarily to $1,422,000 of interest expense associated with the Summit financing transaction which closed in April 2012. While the Summit financing was transacted with the parent company, these funds were provided to and utilized by NSBF; as a result, the corresponding expense has been recorded in the lending segment. The $1,422,000 includes interest, payment-in-kind interest, discount on the valuation of the warrant and amortization of deferred financing costs. Additionally, NSBF experienced an increase in interest expense of $624,000 in connection with the closing of the second securitization transaction in December 2011 and an additional $56,000 increase related to the Capital One line of credit which increased from an average outstanding balance of $7,654,000 for the year ended December 31, 2011 to $10,674,000 for the same period in 2012. NBC experienced an increase in interest expense of $55,000 under the Sterling credit facility due to increased borrowings under the Sterling credit facility as a result of an increasing portfolio. Other interest expense paid to third party increased by $20,000. These increases were offset by a reduction of $344,000 attributable to the liability for SBA loans transferred, subject to premium recourse, which was reduced to zero in 2011 and a decrease of interest expense at NBC by $27,000 due to the write off of the remaining deferred financing cost under the Wells Fargo line in 2011.

Professional fees for the year ended December 31, 2012 increased by $226,000 when compared with the year ended December 31, 2011 primarily due to an increase in consulting fees associated with third party servicing, due diligence fees, search fees and fees associated with the trustee for the loan portfolio securitization.

The combined provision for loan loss and net change in fair value decreased from $3,144,000 for the year ended December 31, 2011 to $1,656,000 for year ended December 31, 2012, a net decrease of $1,488,000 period over period. The allowance for loan loss together with the cumulative adjustment related to SBA loans held for investment increased from $5,566,000 or 11.8% of the gross portfolio balance of $47,030,000 at December 31, 2011 to $6,092,000 or 9.4% of the gross portfolio balance of $64,609,000 at December 31, 2012. This decrease in reserve percentage is a result of the decrease in the upfront discount from 11% to 7.5% as well as the positive performance of the portfolio. Total impaired non-accrual loans decreased from $6,766,000 or 14.4% of the total portfolio at December 31, 2011 to $6,757,000 or 10.5% at December 31, 2012 with $2,417,000 or 35.7% and $2,189,000 or 32.4% of the allowance for loan losses being allocated against such impaired non-accrual loans, respectively. The year over year reduction in non-performing loan percentage results from an improvement in the overall economic climate, as well as a shift in the underwriting and origination of loans from start-up type businesses to existing businesses and business acquisitions. The year over year reduction in the specific reserve reflects both the relatively high level of overall collateralization on the non-performing portfolio as well as the increase in the portion of that portfolio making periodic payments pending return to performing status, reducing the need for a specific reserve at this time.

Other general and administrative costs increased by $1,225,000 due primarily to the increase in loan originating, processing and servicing costs in the amount of $397,000 as a result of the increase in loans originated and portfolios serviced and an increase of $490,000 in loan recovery costs, which includes expenses and losses associated with the sale of foreclosed properties and collateral preservation costs, as compared with the same period in 2011. Additionally, marketing costs increased by $204,000 primarily in conjunction with the launch of NEWTEK® The Small Business Authority, a new marketing campaign initiated by the Company in May 2012.

The increase of loan originations and the size of the portfolio, combined with improvements in sale pricing as well as servicing and interest, generated by the addition to and enhanced performance of the portfolio, and an increase in third party servicing, were sufficient to offset additional salaries, servicing and origination expenses. The resulting pretax income of $8,094,000 for the year ended December 31, 2012 was a 96% improvement over pretax income of $4,135,000 for the year ended December 31, 2011.

Managed Technology Solutions

				% Change
(In thousands):	2013	2012	2011	2013	2012
Revenue:
Web hosting and design	$17,576	$18,211	$19,183	(3%)	(5%)
Interest income	—	—	1	—%	(100%)

Total revenue	17,576	18,211	19,184	(3%)	(5%)

Expenses:
Salaries and benefits	5,103	5,216	4,755	(2%)	10%
Interest	94	80	104	18%	(23%)
Professional fees	507	465	692	9%	(33%)
Depreciation and amortization	1,316	1,214	1,387	8%	(12%)
Insurance expense — related party	14	17	4	(18)%	325%
Other general and administrative costs	6,978	6,965	7,405	—%	(6%)

Total expenses	14,012	13,957	14,347	—%	(3%)

Income before income taxes	$3,564	$4,254	$4,837	(16%)	(12%)

2013

Revenue is derived primarily from recurring fees from hosting websites, primarily from monthly contracts for shared hosting, dedicated servers and cloud instances (the “plans”). In addition, less than 4% of revenues are derived from contracted services to design web sites. Revenue between years decreased 3% to $17,576,000 in 2013 and included an $856,000 reduction in web hosting revenue, which was partially offset by a $221,000 increase in web design revenue. While the average number of web hosting plans decreased by 11% to 44,988 in 2013 from 50,720 in 2012, the average monthly revenue per plan increased by 9% to $32.56 in 2013 from $29.92 in 2012. The increase in the average revenue per plan reflects a growth in cloud instances, and higher cost plans overall which include additional options and services. The average number of cloud instances increased by 6% to an average of 669 in 2013 from 634 during the year ago period. The decrease in the average total plans occurred in the dedicated and shared segments.

The average monthly number of dedicated server plans in 2013, which generate a higher monthly fee versus shared hosting plans, decreased by 19% in 2013 to an average of 1,206 from 1,485 in 2012. The average monthly number of shared hosting plans in 2013 decreased by 5,488, or 11%, to an average of 43,113 from 48,601 in 2012. Competition from other web hosting providers as well as alternative website services continues to have a negative effect on web hosting plan count and revenue growth.

It continues to be management’s intent to increase revenues and margin per plan through higher cost service offerings to customers, although this may result in a lower number of plans in place overall. In addition, management has begun to lessen its dependency on the Microsoft web platform by broadening its platform capabilities to include more open source web applications which have become increasingly more attractive to web developers and resellers. Overall this continues the trend away from shared hosting sites based on Microsoft software to other more competitive offerings.

Total expenses of $14,012,000 in 2013 increased from $13,957,000 in 2012. Salaries and benefits decreased $113,000 or 2% between years to $5,103,000. Depreciation and amortization cost increased $102,000 between years to $1,316,000 due to increased capital expenditures in the latter part of 2012 (including a capital lease obligation of $632,000 for a new company-wide telephone system) and the timing of 2013 planned capital expenditures. The increase of $42,000 in professional fees was principally due to an increase in web design costs incurred, which corresponds to the increase in web design revenues between periods. Other general and administrative costs increased $13,000 between years as a result of increases in hardware maintenance and support costs of $176,000, principally due to the restructuring of previous contracts in those areas, as well as an increase in bad debt expense by $114,000. These increases were offset by decreases in rent and utility costs of $176,000 in 2012, due to additional rent incurred in 2012 of $30,000 for a corporate apartment and $32,000 higher base rent from the former location as well as higher utility costs incurred in 2012. In addition, there was a decrease in telephone costs of $84,000 due to a new corporate- wide phone system implemented in 2013.

Income before income taxes decreased 16% or $690,000 to $3,564,000 in 2013 from $4,254,000 in 2012. The decrease in profitability is principally due to a decline in web hosting revenue between years as increases in revenue per site have not offset an overall decline in revenue due to site attrition.

2012

Revenue is derived primarily from recurring fees from hosting websites, including monthly contracts for shared hosting, dedicated servers and cloud instances (the “plans”). In addition, less than 2% of revenues are derived from contracted services to design web sites. Revenue between years decreased $973,000, or 5%, to $18,211,000 in 2012. The decrease in revenues included a decrease in web hosting revenue of $750,000 and web design revenues of $223,000 between years. The decrease in web hosting revenue is the result of a decrease in the average monthly number of total plans by 5,631 or 10% between years to 50,720 plans in 2012 from 56,351 plans in 2011. Partially offsetting the decrease in web hosting revenue resulting from the decline in plans was an increase in the average monthly revenue per plan of 5% to $29.92 in 2012 from $28.37 in 2011. The increase in the average revenue per plan reflects a growth in cloud instances and customers purchasing higher cost plans including additional options and services. The average number of cloud instances increased by 267 to an average of 634 from 367 in 2011 reflecting the Company’s introduction of a customer scalable cloud offering in 2011. The decrease in the average total plans occurred in the shared and dedicated segments. The average monthly number of dedicated server plans in 2012, which generate a higher monthly fee versus shared hosting plans, decreased by 355 between years, or 19%, to an average of 1,485 from an average of 1,840 in 2011. The average monthly number of shared hosting plans in 2012 decreased by 5,542, or 10%, to an average of 48,601 from 54,143 in 2011. Competition from other web hosting providers as well as alternative website services continues to have a negative effect on web hosting plan count and revenue growth.

It continues to be management’s intent to increase revenues and margin per plan through higher service offerings to customers, although this may result in a lower number of plans in place overall. In addition, management has begun to lessen its dependency on the Microsoft web platform by broadening its platform capabilities to include more open source web applications which have become increasingly more attractive to web developers and resellers.

Total expenses of $13,957,000 in 2012 declined 3% from $14,347,000 in 2011. Salaries and benefits increased $461,000 or 10% between years to $5,216,000. The growth in salaries and benefits is principally due to adding additional staffing in customer service areas and executive management as well as wage rate increases between periods. Depreciation and amortization cost decreased $173,000 between years to $1,214,000 due to reduced capital expenditures in recent years as a result of lower replacement costs for new equipment overall, more efficient use of existing equipment within the data center for shared and dedicated plans and the utilization of cloud architecture to more efficiently provide services to customers. The decrease of $227,000 in professional fees was primarily due to a decrease in web design development costs as a result of a decrease in web design revenues between years. In addition, professional fees also decreased due to the timing of the incurrence of security assurance services between years. Other general and administrative costs decreased $440,000 or 6% between years. Included in other expenses in 2011 was an expense of $190,000 resulting from the resolution of a licensing dispute. Excluding the one-time settlement in 2011, other expense decreased $250,000 between years. Increases in domain costs of $50,000 and hardware maintenance and support of $121,000, principally due to the restructuring of previous contracts in those areas, were more than offset by a reduction in bad debt expense of $184,000 due to lower revenues in 2012 and improved collection efforts between years. In addition, lease expense and utility costs decreased by $237,000 between years due a new lease resulting from moving to a new management office location in 2012 and lower data center utility costs.

Income before income taxes decreased 12% or $583,000 to $4,254,000 in 2012 from $4,837,000 in 2011. The decrease in profitability is principally due to a decline in web hosting revenue between years as increases in revenue per site have not offset an overall decline in revenue due to site attrition and, additionally, such decline in revenue has only been partially offset by cost reductions (including the impact of a $190,000 licensing settlement cost in 2011).

All Other

				% Change
(In thousands):	2013	2012	2011	2013	2012
Revenue:
Insurance commissions	$1,737	$1,204	$1,071	44%	12%
Insurance commissions — related party	235	153	127	54%	20%
Other income	516	419	627	23%	(33)%
Other income — related party	80	82	—	(2)%	100%
Interest income	—	2	10	(100)%	(80)%

Total revenue	2,568	1,860	1,835	38%	1%

Expenses:
Salaries and benefits	2,511	2,040	1,881	23%	8%
Professional fees	621	253	181	145%	40%
Depreciation and amortization	203	36	80	464%	(55)%
Insurance expense — related party	9	9	—	—%	100%
Other general and administrative costs	830	560	427	48%	31%

Total expenses	4,174	2,898	2,569	44%	13%

Loss before income taxes	$(1,606)	$(1,038)	$(734)	(55)%	(41)%

The All other segment includes revenues and expenses primarily from Newtek Insurance Agency, LLC (“NIA”), Newtek Payroll Services (“PAY”) and qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments.

2013

Revenue increased by $708,000, attributable primarily to a $615,000 improvement in combined insurance commission revenue for the year ended December 31, 2013 compared with the year ago period. Insurance commissions increased as a result of the acquisition of a commercial health insurance book of business, while the increase in related party commissions was due to premium increases on the Newtek insurance policies, as well as the shift to in-house management of the Newtek health policies, formerly managed by an outside broker. The $97,000 increase over 2012 in other income is the result of the growth in the number of PAY clients which increased to 465 at December 31, 2013 from 262 at December 31, 2012.

Salaries and benefits increased by $471,000 to $2,511,000 for the year ended December 31, 2013, as compared to $2,040,000 in the year ago period as a result of the addition of staff at NIA and PAY, and Advanced Cyber Security Systems (“ACS”). The $368,000 increase in professional fees is mainly due to broker commissions for insurance sales related to the new health book of business at NIA, as well as an increase in legal expenses at PAY in connection with a matter related to a former ACH provider. The increase in other general and administrative costs was related to additional software licensing expense, which increased by $186,000 at ACS and $83,000 at NIA to manage the expanded health book of business.

2012

Total revenue increased by 1%, or $25,000 for the twelve months ended December 31, 2012 compared to the year ago period. Total insurance commissions increased by $159,000 during 2012 compared with 2011, due primarily to an increase in force placed insurance commissions, as well as an increase in related party commission revenue. The $126,000 decrease in combined other income in 2012 was due to a $337,000 gain on an investment held by an equity method investee which was sold in 2011. Partially offsetting this decrease was a $225,000 improvement in revenue by PAY, which increased the number of clients from 93 in 2011 to 262 in 2012. All related party revenue, which represents insurance commissions earned on policies sold by NIA and fees charged by PAY to Newtek and subsidiaries, are eliminated upon consolidation.

Salaries and benefits increased by $159,000, and other general and administrative costs increased by $133,000 during 2012 both of which were due primarily to activities related to PAY. Average headcount increased by 30% between years, and the increase in other expense related to servicing the new clients added at PAY. The $72,000 increase in professional fees was attributable to broker commissions for insurance policies sold by NIA during 2012.

Corporate activities

				% Change
(In thousands):	2013	2012	2011	2013	2012
Revenue:
Management fees — related party	$896	$776	$1,067	15%	(27)%
Interest income	2	4	21	(50)%	(81)%
Other income	2	5	4	(60)%	25%

Total revenue	900	785	1,092	15%	(28)%

Expenses:
Salaries and benefits	5,779	4,943	5,695	17%	(13)%
Professional fees	1,309	969	1,193	35%	(19)%
Depreciation and amortization	161	118	163	36%	(28)%
Lease restructuring charges (amortization)	(291)	(291)	990	—	(100)%
Insurance expense — related party	131	57	72	130%	(21)%
Other general and administrative costs	1,813	2,500	3,149	(27)%	(30)%

Total expenses	8,902	8,296	11,262	7%	(26)%

Loss before income taxes	$(8,002)	$(7,511)	$(10,170)	(7)%	26%

The Corporate activities segment implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the other segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker™ referral system and all other intellectual property rights. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income, and corporate operating expenses. These operating expenses consist primarily of internal and external public accounting expenses, internal and external corporate legal expenses, corporate officer salaries, sales and marketing expense and rent for the principal executive offices.

2013

Revenue is derived primarily from management fees earned from the Capcos. These related party management fees increased by $120,000 to $896,000 for the year ended December 31, 2013 from $776,000 from the year ago period. Related party management fees, which are eliminated upon consolidation, are expected to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased $606,000, or 7%, for the year ended December 31, 2013 compared with 2012. Salaries and benefits increased a total of $836,000 due to the addition of new staff primarily in the sales, executive and the human resources departments. Professional fees increased by $340,000 year over year due to additional audit and legal fees incurred in connection with the restatement of the 2011 and 2012 financial statements, as well as additional costs associated with the Company exploring various financing transactions. The $43,000 increase in depreciation and amortization was related to the capitalization of website development costs, and insurance expense – related party rose by $74,000 as a result of increased premiums for the renewal of our corporate policies. These increases were partially offset by a decrease in other general and administrative costs that included a $244,000 reversal of an accrual for a contract dispute that was settled during the year, as well as reductions of $225,000 and $168,000 in IT expense and rent, respectively, as well as a decrease of $123,000 in other office related expenses.

Loss before income taxes increased $491,000 for the twelve months ended December 31, 2013 compared to the prior year, primarily due to the increases in salaries and benefits, professional fees and related party insurance expense.

2012

Revenue is derived primarily from management fees earned from the Capcos. Related party management fee revenue declined 27% or $291,000 to $776,000 for 2012 from $1,067,000 for 2011. Related party management fees, which are eliminated upon consolidation, will continue to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Salaries and benefits decreased by 13% or $752,000 for the year ended December 31, 2012 as compared to the prior year due to staff reductions in accounting, finance and executive personnel. The $224,000 decline in professional fees during 2012 compared with 2011 was primarily related to a one-time payment in the prior year for costs related to securing a subtenant at the 1440 Broadway location. In addition, legal fees and accounting and audit fees also decreased in the current year. Depreciation and amortization decreased by $45,000 year over year due to fixed assets becoming fully depreciated over the twelve month period. The decrease in other general and administrative costs of $649,000 is primarily attributable to various one-time expenses incurred in 2011 including a $236,000 bad debt charge related to an uncollectible loan, a $250,000 accrual related to a contract dispute, and an accrual for commercial rent taxes. In addition, the Company continued to benefit through cost savings in connection with the corporate office relocation which occurred during the fourth quarter of 2011, including a credit to rent expense of approximately $291,000 from the reduction in the accrued lease loss for the year ended December 31, 2012. Other decreases in IT costs, travel and office expenses were offset by an increase of $33,000 in advertising and marketing expense, related to new national marketing campaigns designed to increase awareness of the Company as NEWTEK® The Small Business Authority. In sum, total expenses decreased $2,966,000, or 26%, for the year ended December 31, 2012 as compared to the prior year.

Capco

As described in Note 3 to the consolidated financial statements, effective January 1, 2008, the Company adopted fair value accounting for its financial assets and financial liabilities concurrent with its election of the fair value option for substantially all credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance. These are the financial assets and liabilities associated with the Company’s Capco notes that are reported within the Company’s Capco segment. The tables below reflect the effects of the adoption of fair value measurement on the income and expense items (income from tax credits, interest expense and insurance expense) related to the revalued financial assets and liability for the years ended December 31, 2013, 2012 and 2011. In addition, the net change to the revalued financial assets and liability for the years ended December 31, 2013 and 2012 is reported in the line “Net change in fair market value of Credits in lieu of cash and Notes payable in credits in lieu of cash” on the consolidated statements of income.

The Company does not anticipate creating any new Capcos in the foreseeable future and the Capco segment will continue to incur losses going forward. The Capcos will continue to earn cash investment income on their cash balances and incur cash management fees and operating expenses. The amount of cash available for investment and to pay management fees will be primarily dependent upon future returns generated from investments in qualified businesses. Income from tax credits will consist solely of accretion of the discounted value of the declining dollar amount of tax credits the Capcos will receive in the future; the Capcos will continue to incur non-cash interest expense

				% Change
(In thousands):	2013	2012	2011	2013	2012
Revenue:
Income from tax credits	$113	$522	$1,390	(78)%	(62)%
Interest income	29	40	42	(28)%	(5)%
Dividend income — related party	49	—	—	100%	—
Other income	22	121	65	(82)%	86%

Total revenue	213	683	1,497	(69)%	(54)%

Net change in fair value of: Credits in lieu of cash and Notes payable in credits in lieu of cash	21	3	(131)	600%	(102)%

Expenses:
Interest expense	174	567	1,282	(69)%	(56)%
Management fees — related party	896	1,069	1,653	(16)%	(35)%
Professional fees	296	293	438	1%	(33)%
Other general and administrative costs	152	158	190	(4)%	(17)%

Total expenses	1,518	2,087	3,563	(27)%	(41)%

Loss before income taxes	$(1,284)	$(1,401)	$(2,197)	(8)%	(36)%

2013

Revenue is derived primarily from non-cash income from tax credits. The decrease in total revenue for the year ended December 31, 2013 versus 2012 reflects the effect of the declining dollar amount of tax credits remaining in 2013. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits and, therefore, the income the Company will recognize, will decrease to zero. Interest income decreased by $11,000 for the twelve months ended December 31, 2013 to $29,000 from $40,000 due to a reduction in the average cash balance during 2013. In 2013, three of the Capcos made an equity investment in Small Business Lending, Inc., a related party, which earns a 10% annual cumulative preferred dividend. The Company recorded $49,000 in accrued related party dividends from these investments for the year ended December 31, 2013. Other income decreased $99,000, from $121,000 to $22,000 for the twelve months ended December 31, 2013 primarily due to a $100,000 gain on the sale of an investment with a zero carrying basis recognized in 2012.

For the year ended December 31, 2013, interest expense decreased by 69%, or $393,000, from $567,000 to $174,000 as a result of the declining dollar amount of tax credits payable in 2013, and related party management fees decreased 16%, or $173,000, to $896,000. Related party management fees, which are eliminated upon consolidation, are expected to continue to decline in the future as the Capcos mature and utilize their cash.

2012

Revenue is derived primarily from non-cash income from tax credits. The decrease in total revenue for the year ended December 31, 2012 versus 2011 reflects the effect of the declining dollar amount of tax credits remaining in 2012 partially offset by a $100,000 gain on the sale of an investment with a zero carrying basis recognized in 2012. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits and, therefore, the income the Company will recognize, will decrease to zero.

Expenses consist primarily of management fees and non-cash interest expense. Related party management fees decreased 35%, or $584,000, to $1,069,000 for the twelve months ended December 31, 2012 from $1,653,000 for the same period ended 2011. Related party management fees, which are eliminated upon consolidation, are expected to continue to decline in the future as the Capcos mature and utilize their cash. Interest expense decreased 56%, or $715,000, from $1,282,000 to $567,000 for the year ended December 31, 2012 as a result of the declining dollar amount of tax credits payable in 2012. Professional fees decreased by $145,000 from $438,000 to $293,000, between periods primarily due to a reduction in consulting fees related to one of our Capcos which is now decertified, and a decrease in audit fees which were lowered as a result of the reduced activity in this segment. Other expense declined as a result of a reduction of bank charges related to escrow accounts that were terminated over the course of 2012, as well as reductions in rent, filing fees and other miscellaneous expenses occurring as a result of the maturation of a number of Capcos.

Liquidity and Capital Resources

Overview

Cash requirements and liquidity needs over the next twelve months are anticipated to be funded primarily through operating results, available cash and cash equivalents, existing credit lines, proposed new credit lines, and additional securitizations of the Company’s SBA lender’s unguaranteed loan portions. As more fully described below, the Company’s SBA lender (“NSBF”) will continue to require growing funding sources to maintain current and expected growth in SBA loan originations in future years.

NSBF depends on the availability of purchasers for SBA loans held for sale transferred to the secondary markets and the premium earned therein to support its lending operations. At this time the secondary market for the SBA loans held for sale is robust.

NSBF has historically financed the operations of its lending business through loans or credit facilities from various lenders and will need to continue to do so in the future. Such lenders invariably require a security interest in the SBA loans as collateral which, under the applicable law, requires the prior approval of the SBA. If the Company should ever be unable to obtain the approval for its financing arrangements from the SBA, it would likely be unable to continue to make loans.

As an alternative to holding indefinitely the portions of SBA loans remaining after sale of the guaranteed portions in the SBA supervised secondary market, NSBF has undertaken to securitize these unguaranteed portions. In December 2010, the first such securitization trust established by NSBF issued notes to one investor in the amount of $16,000,000 which received an S&P rating of AA. A second securitization, an amendment to the original transaction, was completed in December 2011, and resulted in an additional $14,900,000 of notes issued to the same investor. NSBF used the cash generated from the first transaction to retire its outstanding term loan from Capital One, N.A. and to fund a $3,000,000 account which during the first quarter of 2011 purchased unguaranteed portions originated subsequent to the securitization transaction. Similarly, the proceeds from the second securitization in 2011 were used to pay down its outstanding term loan with Capital One, N.A., and to fund a $5,000,000 account used to fund additional originations in the first quarter of 2012. Additional securitizations were completed in March 2013 and December 2013 resulting in the issuance of notes in the amount of $20,909,000 and $24,434,000, respectively. Similarly, the proceeds of both transactions were used to pay down the outstanding term loan with Capital One, N.A, and a combined total of $12,945,000 was used to fund an account used to purchase unguaranteed portions of loans throughout 2013, and during the first quarter of 2014. While this securitization process can provide a long-term funding source for the SBA lender, there is no certainty that it can be conducted on an economic basis. In addition, the securitization mechanism itself does not provide liquidity in the short term for funding SBA loans.

In December 2010, the SBA lender entered into a revolving loan agreement with Capital One, N.A. for up to $12,000,000 to be used to fund the guaranteed portions of SBA loans and to be repaid with the proceeds of the sale in the secondary market of those portions. Also, in June 2011, the SBA lender entered into a new revolving loan agreement with Capital One, N.A. for up to $15,000,000 to be used to fund the unguaranteed portions of SBA loans and to be repaid with the proceeds of loan repayments from the borrowers as well as excess cash flow of NSBF. As a result of these two facilities, the SBA lender was able to increase the amount of loans it can fund at any one time. At the same time, the Company refinanced the existing line of credit between Capital One and NTS into a five year term loan for $2,083,000.

The credit facility with Capital One, N.A. has since been increased by a $20 million revolving line to the parent company, Newtek, which was used to retire certain mezzanine debt discussed below and for general lending and corporate purposes. In October 2014, the Company entered into an amendment with Capital One to expand the credit facility available for SBA lending by an additional $23 million, or a total of $50 million plus the previous $20 million, thus growing the facility to $70 million, with an extended maturity date of May 2018 for the NSBF line. In addition, there are certain changes to the existing credit facility that will be required in order to permit the Company to operate as a business development company; we are currently negotiating the detail and timing of these changes, which will also require regulatory approval.

Through February 28, 2011, the receivables financing unit, NBC, utilized a $10,000,000 line of credit provided by Wells Fargo Bank to purchase and warehouse receivables. On February 28, 2011, NBC entered into a three year line of credit of up to $10,000,000 with Sterling National Bank which replaced the Wells Fargo line. In December 2012, an amendment was signed providing that upon the achievement of certain profitability levels, the maximum amount of the line of credit under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon NBC’s request. The Amendment also extended the maturity date from February 28, 2014 to February 28, 2016. There is no cross collateralization between the Sterling lending facility and the Capital One term loan and credit facility; however, a default under the Capital One term loan or line of credit will create a possibility of default under the Sterling line of credit. The availability of the Sterling line of credit and the performance of the Capital One term loans are subject to compliance with certain covenants and collateral requirements as set forth in their respective agreements, as well as limited restrictions on distributions or loans to the Company by the respective debtor, none of which are material to the liquidity of the Company. At December 31, 2012, the Company and its subsidiaries were in full compliance with applicable loan covenants. The Company guarantees these loans for the subsidiaries up to the amount borrowed; in addition, the Company deposited $750,000 with Sterling to collateralize the guarantee. As of December 31, 2012, the Company’s unused sources of liquidity consisted of $217,000 available through the Sterling National Bank line of credit.

In April 2012, the Company closed a $15,000,000 credit facility with Summit comprised of a $10,000,000 term loan, which was drawn at closing, and a $5,000,000 delayed draw term loan to be made upon the satisfaction of certain conditions. The $5,000,000 second tranche of this loan will not be drawn by the Company. The funds were used primarily for general corporate purposes including the origination of SBA 7(a) loans. The loan was paid off in July 2014.

Restricted cash of $16,877,000 as of December 31, 2013 is primarily held in NSBF and the Capcos. The majority, or $12,830,000 of restricted cash, is related to NSBF, and includes $6,330,000 held in a prefunding account to be used to originate new loans, $3,242,000 for a reserve in the event payments are insufficient to cover interest and/or principal with respect to the securitization, and $150,000 set aside for servicer and prepaid interest fees. The remaining $3,108,000 represents payments collected due to participants and amounts owed to the SBA. For the Capcos, restricted cash can be used in managing and operating the Capcos, making qualified investments, to repay debt obligations, and for the payment of taxes on Capco taxable income. The Company also has $2,475,000 in cash held in the companies aggregating our all other segment. The majority of these funds is held by PAY and represents monies held in the payroll escrow account. The remaining balance of $1,572,000 includes $750,000 in connection with the Sterling line of credit, and other amounts provided by sponsoring banks in connection with credit card processing and by customers for insurance premiums.

In summary, Newtek generated and used cash as follows:

	For the Years Ended
	December 31,
	2013	2012	2011
Net cash provided by (used in) operating activities	$4,974	$(4,354)	$11,405
Net cash used in investing activities	(36,121)	(22,498)	(17,810)
Net cash provided by financing activities	29,426	29,880	7,224

Net (decrease) increase in cash and cash equivalents	(1,721)	3,028	819
Cash and cash equivalents, beginning of year	14,229	11,201	10,382

Cash and cash equivalents, end of year	$12,508	$14,229	$11,201

Net cash flows from operating activities increased $9,328,000 to $4,974,000 for the year ended December 31, 2013 compared to $4,354,000 used during the year ended December 31, 2012. This change primarily reflects the decrease in broker receivable and increases in accounts payable and accrued expense during 2013. Broker receivables arise from loans traded but not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at year end. For the year ended December 31, 2013, the Company originated $135,168,000 of SBA loans held for sale and received proceeds from the sale of SBA loans of $131,733,000, compared with $83,349,000 of cash use for originations of SBA loans held for sale and $84,743,000 in proceeds from the sale of SBA loans for the year ended December 31, 2012.

Net cash used in investing activities primarily includes the originations and repayments of the unguaranteed portions of SBA loans, purchase of fixed assets and customer accounts, changes in restricted cash and investments in qualified businesses. Net cash used in investing activities increased by $13,623,000 to cash used of $(36,121,000) for the year ended December 31, 2013 compared to cash used of $(22,498,000) for the year ended December 31, 2012. The decrease was due primarily to a greater amount of SBA loans originated for investment during 2013, or $42,885,000, versus $24,190,000 in 2012.

Net cash provided by financing activities primarily includes the net borrowings and (repayments) on bank lines of credit and notes payable as well as securitization activities. Net cash provided by financing activities decreased by $454,000 to cash provided of $29,426,000 for the year ended December 31, 2013, from cash provided of $29,880,000 for the year ended December 31, 2012. While the current year included cash provided of $45,343,000 related to the Company’s two securitization transactions in 2013, additional cash was used to repay bank lines of credit, a decrease of $16,937,000 in cash during the year.

Financing Activities

Newtek historically obtained long-term financing to fund its investments and operations primarily through the issuance of notes to insurance companies through the Capco programs. Through December 31, 2013, Newtek has received in aggregate $235,718,000 in proceeds from the issuance of long-term debt, Capco warrants, and Newtek common shares through the Capco programs. Newtek’s Capcos last issued notes in 2005 and the Company does not anticipate participating in future Capco programs. In 2004, Newtek raised $20,762,000 (net of related offering costs) in a secondary public offering. Newtek’s principal funding requirements have been costs related to the Capco programs ($152,125,000), the acquisitions of NTS and NIA (the combination of which totaled $9,836,000), investments in Capco qualified businesses, SBA 7(a) loans, receivable purchases, and working capital needs resulting from operating and business development activities of its consolidated operating entities. In July 2013, NSBF received an extension on the maturity of its warehouse line of credit of $27 million, with Capital One, N.A. from September 30, 2013 to May 31, 2015, at which time the outstanding balance will be converted into a three-year term loan. The extension also included a provision which removed the sub-limits on the guaranteed and unguaranteed portions under the facility. Further, in July 2014, the Company and Capital One reached tentative agreement to increase the facility available for SBA lending to a total of $50 million. In addition, the Company closed a $10,000,000 Second Lien Credit Facility (the “Summit debt”) issued by Summit Partners Credit Advisors, L.P. (“Summit”). As a result of these two facilities, as well as the Company’s securitization activities discussed below, NSBF was able to increase the amount of loans it can fund at any one time. In June 2014, Capital One, N.A. extended a $20 million revolving facility to the Company which was used in part to retire the Summit debt and to fund further increases in SBA lending. In December 2012, NBC amended its line of credit with Sterling National Bank (“Sterling”) which provided that upon the occurrence of certain events, the maximum amount of the line of credit under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon NBC’s request. The Amendment also extended the maturity date from February 28, 2014 to February 28, 2016.

Credit Lines and Term Loans

In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One, NA consisting of a $10,000,000 term loan and a revolving credit facility of up to $10,000,000. This is in addition to the current $27,000,000 financing line from Capital One which Newtek uses exclusively for its small business lending business and brings the Company’s total financing through Capital One to $47,000,000. Principal and interest on the term loan are payable quarterly in arrears and the interest rate is Prime plus 250 basis points. The term loan is being amortized over a six year period with a final payment due on the maturity date. The interest rate on the revolving line of credit is also Prime plus 250 basis points and is payable monthly in arrears with the principal due at maturity. In addition, the revolving line accrues interest of 0.375% on the unused portion of the line which is payable quarterly in arrears. Interest expense for the three and six months ended June 30, 2014 was approximately $6,000. The facility requires the adherence to certain financial covenants including minimum EBITDA, fixed charge coverage ratios, funded debt to EBITDA ratios, as well as minimum cash balance requirements. As of June 30, 2014, the Company was in compliance with all financial covenants.

In July 2013 the SBA lender, received an extension on the maturity of its warehouse line of credit, totaling $27 million, with Capital One, N.A. from September 30, 2013 to May 31, 2015, at which time the outstanding balance will be converted into a three-year term loan. The extension also enhanced the terms of the credit facilities by removing the $15 million funding sublimit for the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and increasing the advance rate to 55% from 50% for the non-guaranteed portions of the SBA 7(a) loans. The NSBF line of credit is collateralized by all of NSBF’s assets and Newtek guaranteed the repayment obligations. The interest rate on the portion of the facility collateralized by the government guaranteed portion of SBA 7(a) loans, is set at prime plus 1.00%, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at prime plus 1.875%, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The agreement includes financial covenants at the parent company level with its consolidated subsidiaries including a minimum fixed charge coverage ratio, minimum EBITDA requirements and minimum cash requirements held at Capital One. As of June 30, 2014 the Company and NSBF were in compliance with the financial covenants set forth in this line. The NSBF line of credit was amended on October 29, 2014 to increase the facility by $23 million, to a total of $50 million.

In April 2012, the Company closed a $10,000,000 term loan credit facility with Summit Capital Partners. The funds were used primarily for general corporate purposes including the origination of SBA 7(a) loans. This loan was refinanced and paid in full in June 2014 by Capital One NA.

In addition to a second lien on all of the Company’s assets behind the first lien held by Capital One, N.A., the principal lender to NSBF, Summit was given a warrant representing the right to purchase 1,696,810 common shares, or 4.4% of the Company’s current outstanding common equity which was exercised in July 2014. Any sales by Summit will be subject to a right of first refusal in favor of the Company.

Through February 28, 2011, the receivables financing unit, NBC, utilized a $10,000,000 line of credit provided by Wells Fargo Bank to purchase and warehouse receivables. On February 28, 2011, NBC entered into a three year line of credit of up to $10,000,000 with Sterling National Bank which replaced the Wells Fargo line. In December 2012, an amendment was signed providing that upon the achievement of certain profitability levels, the maximum amount of the line of credit under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon NBC’s request. The Amendment also extended the maturity date from February 28, 2014 to February 28, 2016. There is no cross collateralization between the Sterling lending facility and the Capital One term loan and credit facility; however, a default under the Capital One term loan or line of credit will create a possibility of default under the Sterling line of credit. The availability of the Sterling line of credit and the performance of the Capital One term loans are subject to compliance with certain covenants and collateral requirements as set forth in their respective agreements, as well as limited restrictions on distributions or loans to the Company by the respective debtor, none of which are material to the liquidity of the Company.

At June 30, 2014, the Company and its subsidiaries were in full compliance with applicable loan covenants. The Company guarantees these loans for the subsidiaries up to the amount borrowed; in addition, the Company deposited $750,000 with Sterling to collateralize the guarantee.

Securitization Transactions

In December 2010, NSBF created a financing channel for the sale of the unguaranteed portions of SBA 7(a) loans held on its books. NSBF transferred the unguaranteed portions of SBA loans of $19,514,000, and an additional $3,000,000 in loans issued subsequent to the transaction, to a special purpose entity created for this purpose, Newtek Small Business Loan Trust 2010-1 (the “Trust”), which in turn issued notes (the “securitization notes”) for the par amount of $16,000,000 against the assets in a private placement. The Trust is only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The Trust issued a single series of securitization notes to pay for the unguaranteed portions it acquired from NSBF and will be dissolved when those securities have been paid in full. The primary source for repayment of the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. The securitization notes have an expected maturity of about five years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the Trust are legally isolated and are not available to pay NSBF’s creditors. NSBF continues to retain rights to cash reserves and all residual interests in the Trust and will receive servicing income. Proceeds from this transaction were used to repay the Capital One, N.A. loan and for general corporate and lending purposes. Because the Company determined that as the primary beneficiary of the Trust it needed to consolidate the Trust into its financial statements, it continues to recognize the securitization notes in Notes payable. The investors and the Trust have no recourse to any of NSBF’s other assets for failure if the Trust has insufficient funds to pay its obligations when due; however, NSBF’s parent, Newtek, has provided a limited guaranty to the investors in the Trust in an amount not to exceed 10% of the original issuance amount (or $1,600,000), to be used after all of the assets of the Trust have been exhausted. The notes were issued with an “AA” rating from S&P based on the underlying collateral.

In December 2011, NSBF entered into a Supplemental Indenture by which the original $16,000,000 of securitization notes were amended to reflect a new principal amount of $12,880,000, as a result of principal payments made, and additional notes were issued in an initial principal amount of $14,899,000, so that the initial aggregate principal amount of all notes as of December 31, 2011 totaled $27,779,000. The notes are backed by approximately $40,200,000 of the unguaranteed portions of loans originated, and include an additional $5,000,000 to be originated and issued to the Trust by NSBF under the SBA loan program. The notes retained their AA rating under S&P, and the final maturity date of the amended notes is March 22, 2037. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In March 2013, NSBF transferred the unguaranteed portions of SBA loans of $23,569,000, and an additional $5,900,000 in loans issued subsequent to the transaction, to a special purpose entity Newtek Small Business Loan Trust 2013-1 (the “Trust”). The Trust in turn issued securitization notes for the par amount of $20,909,000 against the assets in a private placement. The notes received an “A” rating by S&P; and the final maturity date of the amended notes is July 25, 2038. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In December 2013, NSBF completed an additional transaction whereby the unguaranteed portions of SBA loans of $23,947,000, and an additional $8,770,000 in loans issued subsequent to the transaction, was transferred to a Trust. The Trust in turn issued securitization notes for the par amount of $24,433,689 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the amended notes is April 25, 2039. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

Tabular Disclosure of Contractual Obligations

The following chart represents Newtek’s obligations and commitments as of December 31, 2013, other than Capco debt repayment discussed above, for future cash payments under debt, lease and employment agreements (in thousands):

	Payments due by period
Contractual Obligations	Total	Less than 1 year		1-3 years		3-5 years	More than 5 years
Bank Notes Payable (a)	$42,568	22,242	(b)(c)	20,326	(d)	—	—
Securitization Notes Payable (e)	60,140	—		—		—	60,140
Capital Leases	642	235		406		1	—
Operating Leases	6,170	3,081		2,142		841	106
Employment Agreements	289	289		—		—	—

Totals	$109,809	$25,847		$22,874		$842	$60,246

(a)	Interest rates range from 4.25% to 15.00%.
(b)	Includes:

Capital One term note payable at NTS with an original balance of $2,101,000 payable over a five year period commencing in 2010. As of December 31, 2013, the amount outstanding was approximately $590,000.

(c)	Includes:

$21,261,000 Capital One guaranteed line and $4,691,000 Capital One unguaranteed line, both of which are payable at SBF and are due May 31, 2015 and thereafter convert to a three year term loan. Also includes the $10,000,000 Sterling line, which matures in February 2016. As of December 31, 2013, the combined amount outstanding on the Capital One lines was approximately $25,952,000, and the balance outstanding on the Sterling line was $6,026,000.

(d)	Includes:

$10,000,000, or $8,650,000 net of discount, Second Lien Credit Facility issued by Summit Partners Credit Advisors, L.P

(e)	Includes:

$61,039,000, or $60,140,000 net of discount, of securitization notes with a legal maturity of 30 years bearing interest at the rate of 3.90%; actual principal payments will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt.

Financing Activities: Capcos

We have deemphasized our Capco business in favor of growing our operating businesses and do not anticipate creating any new Capcos in the foreseeable future.

Overview

A Capco is either a corporation or a limited liability company established in and chartered by one of the nine jurisdictions that currently have authorizing legislation: Alabama, District of Columbia, Florida, Louisiana, Colorado, New York, Texas and Wisconsin (Missouri has an older program which pre-dates the start of our business and in which we do not participate). Aside from seed capital provided by an organizer such as Newtek, a Capco will issue debt and equity instruments exclusively to insurance companies and the Capcos are then authorized under the respective state statutes to make targeted equity or debt investments in companies. In some states, the law permits Capco investments in majority-owned or primarily controlled companies. In others, such as Louisiana, Colorado, Texas and the most recent programs in New York, there are some limitations on the percentage of ownership a Capco may acquire in a qualified business. In conjunction with the Capcos’ investment in these companies, the Capcos may also provide loans to the companies. In most cases, the tax credits provided by the states are equal to the par amount of investment by the insurance companies in the securities of the Capcos, which can be utilized by them generally over a period of four to ten years. These credits are unaffected by the returns or lack of returns on investments made by the Capcos.

Our Capcos had arranged for the repayment of a portion of the Capco notes by The National Union Fire Insurance Company of Pittsburgh and The American International Specialty Lines Insurance Company, both affiliates of Chartis, Inc. As of December 31, 2013, all of the required cash payments have been made by these insurers for all of the Capcos. The balance of the repayment obligations for all of our Capcos will result from the availability to the investors of the state tax credits.

Income from Capco Tax Credits

In general, the Capcos issue debt and equity instruments to insurance company investors. For a description of the debt and equity instruments and warrants issued by Newtek’s Capcos, see Note 2 in the Notes to the Consolidated Financial Statements. The Capcos then make targeted investments, as defined under the respective state/jurisdiction statutes, with the funds raised. Each Capco has a contractual arrangement with the particular state/jurisdiction that entitles the Capco to receive (earn) tax credits from the state/jurisdiction upon satisfying quantified, defined investment percentage thresholds and time requirements. In order for the Capcos to maintain their state or jurisdiction-issued certifications, the Capcos must make targeted investments in accordance with these requirements, which requirements are consistent with Newtek’s overall business strategy. Each Capco statute provides specific rules and regulations under which the Capcos must operate. For example, the State of Louisiana program precludes the Capco from making controlling and majority-owned investments. Accordingly, investments made by the Louisiana Capco are considered portfolio companies and are majority-owned operated and controlled by their boards of directors and management. These portfolio companies operate independently of Newtek although Newtek participates on the board of directors of these companies (but in all cases we do not control a majority of the board of director positions unless there is a default under the terms of the investment) and makes available to them technology, services and products to sell.

Each Capco also has separate, contractual arrangements with the insurance company investors obligating the Capco to pay interest on the aforementioned debt instruments. The Capco may satisfy this interest obligation by delivering the tax credits or paying cash. The insurance company investors have the legal right to receive and use the tax credits and would, in turn, use these tax credits to reduce their respective state tax liabilities in an amount usually equal to 100% (110% in some cases in Louisiana) of their investments in the Capcos. The tax credits generally can be utilized over a four to ten-year period and in some instances are transferable and can be carried forward. Newtek’s revenue from tax credits may be used solely for the purpose of satisfying the Capcos’ obligations to the insurance company investors.

A description is set forth above of the manner in which Newtek and its Capcos account for the tax credit income. See “Critical Accounting Policies — Revenue Recognition.”

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include:

•	allowance for loan losses;

•	sales and servicing of SBA loans;

•	chargeback reserves;

•	fair value measurement used to value certain financial assets and financial liabilities;

•	valuation of intangible assets and goodwill including the values assigned to acquired intangible assets;

•	stock-based compensation; and

•	income tax valuation allowance.

Management continually evaluates its accounting policies and the estimates it uses to prepare the consolidated financial statements. In general, the estimates are based on historical experience, on information from third-party professionals and on various other sources and assumptions that are believed to be reasonable under the facts and circumstances at the time such estimates are made. The Company’s critical accounting policies are reviewed periodically with the audit committee of the board of directors. Management considers an accounting estimate to be critical if:

•	it requires assumptions to be made that were uncertain at the time the estimate was made; and

•	changes in the estimate, or the use of different estimating methods, could have a material impact on the Company’s consolidated results of operations or financial condition.

Actual results could differ from those estimates. Significant accounting policies are described in Note 1 to the consolidated financial statements, which are included in Item 15 in this Form 10-K filing. In many cases, the accounting treatment of a particular transaction is specifically indicated by Accounting Principles Generally Accepted in the United States of America.

Certain of our accounting policies are deemed “critical,” as they require management’s highest degree of judgment, estimates and assumptions. The following critical accounting policies are not intended to be a comprehensive list of all of our accounting policies or estimates.

Fair Value Measurements

As discussed in Item 8. “Financial Statements and Supplementary Data, Note 3, Fair Value Measurements” we adopted fair value accounting effective January 1, 2008. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price) and establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries its credits in lieu of cash, prepaid insurance and notes payable in credits in lieu of cash at fair value. The Company also carries impaired loans, servicing asset and other real estate owned at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Revenue Recognition

Electronic payment processing revenue: Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services on a percentage of the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard® and Visa® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Web hosting revenue: Managed technology solutions revenue is primarily derived from monthly recurring service fees for the use of its web hosting, web design and software support services. Customer set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services, excluding cloud plans, is generally received one month to one year in advance. Deferred revenues represent customer payments for web hosting and related services in advance of the reporting period date. Revenue for cloud related services is based on actual consumption used by a cloud customer.

Income from tax credits: Following an application process, a state will notify a company that it has been certified as a Capco. The state or jurisdiction then allocates an aggregate dollar amount of tax credits to the Capco. However, such amount is neither recognized as income nor otherwise recorded in the financial statements since it has yet to be earned by the Capco. The Capco is entitled to earn tax credits upon satisfying defined investment percentage thresholds within specified time requirements. Newtek has Capcos in seven states and the District of Columbia. Each statute requires that the Capco invest a threshold percentage of “certified capital” (the funds provided by the insurance company investors) in businesses defined as qualified within the time frames specified. As the Capco meets these requirements, it avoids grounds under the statute for its disqualification for continued participation in the Capco program. Such a disqualification, or “decertification” as a Capco results in a permanent recapture of all or a portion of the allocated tax credits. The proportion of the possible recapture is reduced over time as the Capco remains in general compliance with the program rules and meets the progressively increasing investment benchmarks. As the Capco progresses in its investments in Qualified Businesses and, accordingly, places an increasing proportion of the tax credits beyond recapture, it earns an amount equal to the non-recapturable tax credits and records such amount as income, with a corresponding asset called “credits in lieu of cash” in the balance sheet.

The amount earned and recorded as income is determined by multiplying the total amount of tax credits allocated to the Capco by the percentage of tax credits immune from recapture (the earned income percentage) at that point. To the extent that the investment requirements are met ahead of schedule, and the percentage of non-recapturable tax credits is accelerated, the present value of the tax credit earned is recognized currently and the asset, credits in lieu of cash, is accreted up to the amount of tax credits deliverable to the certified investors. The obligation to deliver tax credits to the certified investors is recorded as notes payable in credits in lieu of cash. On the date the tax credits are utilizable by the certified investors, the Capco decreases credits in lieu of cash with a corresponding decrease to notes payable in credits in lieu of cash.

Interest and SBA Loan Fees: Interest income on loans is recognized as earned. Loans are placed on non-accrual status if they exceed 90 days past due with respect to principal or interest and, in the opinion of management, interest or principal on individual loans is not collectible, or at such earlier time as management determines that the collectability of such principal or interest is unlikely. Such loans are designated as impaired non-accrual loans. All other loans are defined as performing loans. When a loan is designated as non-accrual, the accrual of interest is discontinued, and any accrued but uncollected interest income is reversed and charged against current operations. While a loan is classified as non-accrual and the future collectability of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding.

The Company passes certain expenditures it incurs to the borrower, such as forced placed insurance, insufficient funds fees, or fees it assesses, such as late fees, with respect to managing the loan. These expenditures are recorded when incurred. Due to the uncertainty with respect to collection of these passed through expenditures or assessed fees, any funds received to reimburse the Company are recorded on a cash basis as other income.

Insurance commissions: Revenues are comprised of commissions earned on premiums paid for insurance policies and are recognized at the time the commission is earned. At that date, the earnings process has been completed and the Company can estimate the impact of policy cancellations for refunds and establish reserves. The reserve for policy cancellations is based on historical cancellation experience adjusted by known circumstances.

Other income: Other income represents revenues derived from operating units that cannot be aggregated with other business segments. In addition, other income represents one time recoveries or gains on investments. Revenue is recorded when there is strong evidence of an agreement, the related fees are fixed, the service and, or product has been delivered, and the collection of the related receivable is assured.

Capco Debt Issuance: The Capco notes require, as a condition precedent to the funding of the notes, that insurance be purchased to cover the risks associated with the operation of its Capcos. This insurance has been purchased from Chartis Specialty Insurance Company and National Union Fire Insurance Company of Pittsburgh, both subsidiaries of Chartis, Inc. (“Chartis”), an international insurer. In order to comply with this condition precedent to the funding, the notes closing is structured as follows: (1) the certified investors wire their funds directly into an escrow account; (2) the escrow agent, pursuant to the requirements under the note and escrow agreement, automatically and simultaneously funds the purchase of the insurance contract from the proceeds received. Newtek’s Capco is not entitled to the use and benefit of the net proceeds received until the escrow agent has completed the purchase of the insurance. The Chartis insurance subsidiaries noted above are “A+” credit rated by S&P.

Under the terms of this insurance, which is for the benefit of the certified investors, the Capco insurer incurs the primary obligation to repay the certified investors a substantial portion of the debt (including all cash payments) as well as to make compensatory payments in the event of a loss of the availability of the related tax credits. The Capco remains secondarily liable for such payments and must periodically assess the likelihood that it will become primarily liable and, if necessary, record a liability at that time. The parent company, Chartis, has not guaranteed the obligations of its subsidiary insurers, although it has committed to move the payment obligations to an affiliated company in the event the Capco insurer is materially downgraded in its credit rating.

Investment Accounting and Valuation: The various interests that the Capcos and Newtek acquire as a result of their investments are accounted for under three methods: consolidation, equity method and cost method. The applicable accounting method is generally determined based on our voting interest in a company and whether the company is a variable interest entity where we are the primary beneficiary, and quarterly valuations are performed so as to keep our records current in reflecting the operations of all of its investments.

Companies in which we directly or indirectly owns more than 50% of the outstanding voting securities, those Newtek has effective control over, or are deemed as a variable interest entity that needs to be consolidated , are generally accounted for under the consolidation method of accounting. Under this method, an investment’s results of operations are reflected within the consolidated statement of operations. All significant inter-company accounts and transactions are eliminated. The results of operations and cash flows of a consolidated entity are included through the latest interim period in which Newtek owned a greater than 50% direct or indirect voting interest, exercised control over the entity for the entire interim period or was otherwise designated as the primary beneficiary. Upon dilution of voting interest at or below 50%, or upon occurrence of a triggering event requiring reconsideration as to the primary beneficiary of a variable interest entity, the accounting method is adjusted to the equity or cost method of accounting, as appropriate, for subsequent periods.

Companies that are not consolidated, but over which we exercise significant influence, are accounted for under the equity method of accounting. Whether or not Newtek exercises significant influence with respect to a company depends on an evaluation of several factors including, among others, representation on the board of directors and ownership level, which is generally a 20% to 50% interest in the voting securities, including voting rights associated with Newtek’s holdings in common, preferred and other convertible instruments. Under the equity method of accounting, a company’s accounts are not reflected within our consolidated statements of income; however, Newtek’s share of the investee’s earnings or losses are reflected in other income in the Company’s consolidated statements of income.

Companies not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting, for which quarterly valuations are performed. Under this method, our share of the earnings or losses of such companies is not included in the consolidated statements of income, but the investment is carried at historical cost. In addition, cost method impairment charges are recognized as necessary, in the consolidated statements of income if circumstances suggest that this is an “other than temporary decline” in the value of the investment, particularly due to losses. Subsequent increases in value, if any, of the underlying companies are not reflected in our financial statements until realized in cash. We record as income amounts previously written off only when and if we receive cash in excess of its remaining investment balance.

On a quarterly basis, the investment committee of each Capco meets to evaluate each of our investments. Newtek considers several factors in determining whether an impairment exists on the investment, such as the companies’ net book value, cash flow, revenue growth and net income. In addition, the investment committee looks at larger variables, such as the economy and the particular company’s industry, to determine if an other than temporary decline in value exists in each Capco’s and Newtek’s investment.

Impairment of Goodwill: Management of the Company considers the following to be some examples of important indicators that may trigger an impairment review outside its annual goodwill impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in our stock price for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of our goodwill and intangibles, we must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. The fair value of an asset could vary, depending upon the estimating method employed, as well as assumptions made. This may result in a possible impairment of the intangible assets and/or goodwill, or alternatively an acceleration in amortization expense. For the years ended December 31, 2013 and 2012, the goodwill was determined to not be impaired.

SBA Loans Held for Investment: For loans that completed funding before October 1, 2010, SBA loans held for investment are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk). Prior to 2013, the Company determined fair value based on its securitization pricing, as well as internal quantitative data on the portfolio with respect to historical default rates and future expected losses, and now uses a discounted cash flow method, which includes assumptions for cumulative default rates, prepayment speeds, servicing cost and a market yield. If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value less estimated costs to sell, of the collateral if the loan is collateral dependent. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Allowance for SBA Loan Losses: For loans funded before October 1, 2010, the allowance for loan losses is established by management through provisions for loan losses charged against income. The amount of the allowance for loan losses is inherently subjective, as it requires making material estimates which may vary from actual results. Management’s ongoing estimates of the allowance for loan losses are particularly affected by the changing composition of the loan portfolio over the last few years as well as other portfolio characteristics, such as industry concentrations and loan collateral. The adequacy of the allowance for loan losses is reviewed by management on a monthly basis at a minimum, and as adjustments become necessary, are reflected in operations during the periods in which they become known. Considerations in this evaluation include past and anticipated loss experience, risks inherent in the current portfolio and evaluation of real estate collateral as well as current economic conditions. In the opinion of management, the allowance, when taken as a whole, is adequate to absorb estimated loan losses inherent in the Company’s entire loan portfolio. The allowance consists of specific and general reserves. The specific reserve relates to loans that are classified as either loss, doubtful, substandard or special mention, that are considered impaired. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general reserve covers non-classified loans and is based on historical loss experience adjusted for qualitative factors.

For loans funded on or after October 1, 2010, the loan is reported at its fair value. Changes in the value of the loan, whether performing or impaired, are reported as a net change in the fair value of SBA loans held for investment.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement, and includes troubled debt restructuring. Other factors considered by management in determining impairment include payment status and collateral value. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Impaired loans for which the carrying amount is based on fair value of the underlying collateral are included in assets and reported at estimated fair value on a non-recurring basis, both at initial recognition of impairment and on an on-going basis until recovery or charge-off of the loan amount. The determination of impairment involves management’s judgment in the use of market data and third party estimates regarding collateral values. For loans funded before October 1, 2010, the impairment of a loan resulted in management establishing an allowance for loan losses through provisions for loan losses charged against income; for subsequent loans at fair value, impairment results in a net change in the fair value of SBA loans held for investment. Amounts deemed to be uncollectible are charged against the allowance for loan losses or reduces the fair value and subsequent recoveries, if any, are credited to the allowance or increases the fair value.

The Company’s charge-off policy is based on a loan-by-loan review for which the estimated uncollectible portion of nonperforming loans is charged off against the corresponding loan receivable and the allowance for possible loan losses or against the reduction in fair value.

Troubled Debt Restructured Loans: A loan is considered a troubled debt restructuring (“TDR”) when a borrower is experiencing financial difficulties that leads to a restructuring that the Company would not otherwise consider. Concessions per ASC Topic 310, Receivables, may include rate reductions, principal forgiveness, extension of the maturity date and other actions to minimize potential losses. All TDRs are modified loans; however, not all modified loans are TDRs.

The Company reviews its modified loans for TDR Classification. When a borrower is granted extended time to pay and there is no other concessions as to rate reductions or principal, the loan remains an accrual loan. Certain time extensions based on the time value of money require reserves to be established despite no interruption on payments being made. In the case of a default, the loan becomes non-accrual and reviewed by committee for adequate specific reserves to that loan.

SBA Loans Held for Sale: For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

Securitization Activities: NSBF engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. Because the transfer of these assets did not meet the criteria of a sale, these transactions were treated as a secured borrowings. NSBF continues to recognize the assets of the secured borrowing in loans held for investment and recognize the associated financing in Note payable — Securitization trust VIE.

Sales and Servicing of SBA Loans: NSBF originates loans to customers under the SBA program that generally provides for SBA guarantees of 50% to 90% of each loan, subject to a maximum guarantee amount. This guaranteed portion is generally sold to a third party via an SBA regulated secondary market transaction utilizing SBA Form 1086 for a price equal to the guaranteed loan amount plus a premium that includes both an upfront cash payment and the fair value servicing assets recorded in conjunction with the loan sale. Prior to October 1, 2010, NSBF recognized the revenue item “Premium on loan sales” net of capitalized loan expenses and the discount on the retained unguaranteed portion; subsequent to the adoption of fair value of SBA 7(a) loans on October 1, 2010, NSBF recognizes premium on loan sales as equal to the cash premium plus the fair value of the servicing asset. Revenue is recognized on the trade date of the guaranteed portion.

Upon recognition of each loan sale, the Company retains servicing responsibilities and receives servicing fees of a minimum of 1% of the guaranteed loan portion sold. The Company is required to estimate its adequate servicing compensation in the calculation of its servicing asset. The purchasers of the loans sold have no recourse to the Company for failure of customers to pay amounts contractually due.

Subsequent measurements of each class of servicing assets and liabilities may use either the amortization method or the fair value measurement method. NSBF has chosen to apply the amortization method to its servicing asset, amortizing the asset in proportion to, and over the period of, the estimated future net servicing income on the underlying sold guaranteed portion of the loans and assessing the servicing asset for impairment based on fair value at each reporting date. In the event future prepayments are significant or impairments are incurred and future expected cash flows are inadequate to cover the unamortized servicing assets, accelerated amortization or impairment charges would be recognized. In evaluating and measuring impairment of servicing assets, NSBF stratifies its servicing assets based on year of loan and loan term which are the key risk characteristics of the underlying loan pools. The Company uses an independent valuation specialist to estimate the fair value of the servicing asset by calculating the present value of estimated future net servicing cash flows, using assumptions of prepayments, defaults, servicing costs and discount rates that NSBF believes market participants would use for similar assets. If NSBF determines that the impairment for a stratum is temporary, a valuation allowance is recognized through a charge to current earnings for the amount the amortized balance exceeds the current fair value. If the fair value of the stratum were to later increase, the valuation allowance may be reduced as a recovery. However, if NSBF determines that impairment for a stratum is other than temporary, the value of the servicing asset and any related valuation allowance is written-down.

Management’s impairment analysis indicated no valuation adjustment for 2013 and 2012.

Share-Based Compensation. The Company records all share-based payments to employees based on their fair values using an option-pricing model at the date of grant.

Income Taxes. Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

New Accounting Standards

In July 2013, the FASB issued ASU No. 2013-11: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”). The amendments in ASU 2013-11 are intended to end inconsistent practices regarding the presentation of unrecognized tax benefits on the balance sheet. An entity will be required to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss (“NOL”) or tax credit carryforward whenever the NOL or tax credit carryforward would be available to reduce the additional taxable income or tax due if the tax position is disallowed. This standard became effective for annual reporting periods beginning after December 15, 2013, and did not have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In January 2014, the FASB issued ASU 2014-04, “Receivables — Troubled Debt Restructurings by Creditors: Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure (a consensus of the FASB Emerging Issues Task Force).” The update clarifies that an in substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The ASU is effective for fiscal years and interim periods beginning after December 15, 2014. The adoption of this ASU is not expected to have a significant impact on the Company’s Consolidated Financial Statements or disclosures.

Recent Developments

Commitments and Contingencies

During the quarter ended September 30, 2014, the Company’s third party credit card processing subsidiary NMS began incurring charge-backs (customer returns) for one of its merchants. Under the Visa/MasterCard/Discover system, NMS is secondarily responsible for funding merchant charge-backs, and as a result of this merchant’s failure to meet all of its charge-back obligations during the quarter ended September 30, 2014 (and continuing into the quarter ending December 31, 2014), NMS began funding the merchant’s charge-backs. NMS believes that the charge-backs are a result of the merchant conducting its business in breach of its Merchant Processing Application and Merchant Processing Agreement with NMS, and promptly terminated the relationship with the merchant. The Company has been in discussions with the merchant and its affiliates in order to obtain repayment of the charge-back liabilities incurred by NMS. In addition, NMS has secured and perfected security interests in certain assets of the merchant and its affiliates, has taken physical possession of certain assets of the merchant and its affiliates, has the corporate guarantee as well as a personal guarantee of the principal of the merchant, has rebutted a significant number of the charge-backs with the credit card issuing banks, and intends to vigorously pursue recovery against the merchant and its affiliates. For the quarter ended September 30, 2014, and as of October 27, 2014, NMS has funded charge-backs in the amount of approximately $673,000 and $986,000, respectively. Because of NMS’ collection efforts, security interests, control of collateral and personal and corporate guarantees, the Company does not believe at this time that the charge-backs will have a material adverse effect on our consolidated results of operations.

Subsequent Events. The Company has evaluated and made reference to all material subsequent events through the time of filing these consolidated financial statements with the SEC.

Off Balance Sheet Arrangements. None.

Impact of Inflation. The impact of inflation and changing prices on our results of operations is not material.

Quantitative and Qualitative Disclosures about Market Risk

We consider the principal types of risk in our business activities to be fluctuations in interest rates and loan portfolio valuations and the availability of the secondary market for our SBA loans held for sale. Risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

Our SBA lender primarily lends at an interest rate of prime, which resets on a quarterly basis, plus a fixed margin. Our receivable financing business purchases receivables priced to equate to a similar prime plus a fixed margin structure. The Capital One term loan and revolver loan, the securitization notes and the Sterling line of credit are on a prime plus a fixed factor basis. As a result the Company believes it has matched its cost of funds to its interest income in its financing activities. However, because of the differential between the amount lent and the smaller amount financed a significant change in market interest rates will have a material effect on our operating income. In periods of sharply rising interest rates, our cost of funds will increase at a slower rate than the interest income earned on the loans we have made; this should improve our net operating income, holding all other factors constant. However, a reduction in interest rates, as has occurred since 2008, has and will result in the Company experiencing a reduction in operating income; that is interest income will decline more quickly than interest expense resulting in a net reduction of benefit to operating income.

Our lender depends on the availability of secondary market purchasers for the guaranteed portions of SBA loans and the premium received on such sales to support its lending operations. At this time the secondary market for the guaranteed portions of SBA loans is robust but during the 2008 and 2009 financial crisis the Company had difficulty selling it loans for a premium; although not expected at this time, if such conditions did recur our SBA lender would most likely cease making new loans and could experience a substantial reduction in profitability.

We do not have significant exposure to changing interest rates on invested cash which was approximately $29,385,000 at December 31, 2013. We do not purchase or hold derivative financial instruments for trading purposes. All of our transactions are conducted in U.S. dollars and we do not have any foreign currency or foreign exchange risk. We do not trade commodities or have any commodity price risk.

We believe that we have placed our demand deposits, cash investments and their equivalents with high credit-quality financial institutions. Invested cash is held almost exclusively at financial institutions with ratings from S&P of A- or better. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of December 31, 2013, cash deposits in excess of FDIC and SIPC insurance totaled approximately $10,802,000 and funds held in U.S. Treasury only money market funds or equivalents in excess of SIPC insurance totaled approximately $44,000.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years. The information as of December 31, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek Business Services, Inc.’s consolidated financial statements that have been audited by an independent registered public accounting firm. McGladrey LLP’s report on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. CohnReznick LLP’s report on the senior securities table as of December 31, 2012, 2011, 2010 and 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

			Involuntary
	Total Amount Outstanding		Liquidation	Average
	Exclusive of Treasury	Asset Coverage	Preference Per	Market Value
Year	Securities (1)	Ratio Per Unit (2)	Unit (3)	Per Unit (4)
Securitization Trust
2013	60,140	$2,966	—	N/A
2012	22,039	$5,933	—	N/A
2011	26,368	$3,758	—	N/A
2010	15,104	$5,538	—	N/A
2009
2008
2007
2006
2005
2004
Bank Notes Payable
2013	41,218	$4,327	—	N/A
2012	39,823	$3,284	—	N/A
2011	13,565	$7,305	—	N/A
2010	12,949	$6,460	—	N/A
2009	16,298	$4,315	—	N/A
2008	25,998	$3,157	—	N/A
2007	22,065	$4,920	—	N/A
2006	16,391	$7,229	—	N/A
2005	21,287	$6,344	—	N/A
2004	27,988	$4,381	—	N/A
Notes Payable Other
2013
2012
2011
2010
2009
2008
2007
2006	1,000	$118,498	—	N/A
2005	8,000	$16,880	—	N/A
2004	—
Notes Payable Insurance
2013
2012
2011
2010
2009
2008
2007	732	$148,306	—	N/A
2006	5,519	$21,471	—	N/A
2005	9,250	$14,599	—	N/A
2004	7,877	$15,565	—	N/A

Notes Payable Certified Investors
2013
2012
2011
2010
2009
2008
2007	3,968	$27,359	—	N/A
2006	3,923	$30,206	—	N/A
2005	3,947	$34,214	—	N/A
2004	3,926	$31,229	—	N/A

BUSINESS

Our Business

We are a leading national lender and own and control certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance and payroll solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we have a strong and diversified client base across every state in the U.S and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but better than the system popularized by Salesforce.com. We believe that this technology and business model distinguishes us from our competitors.

We and our controlled portfolio companies operate as an integrated business with internal management. As a business development company, we will be internally managed and focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. These businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide similar financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions, insurance companies, and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume of more than $847 million through approximately 1,345 transactions since 2003 and we currently are the largest non-financial institution U.S. SBA licensed lender under the federal Section 7(a) loan program based on annual origination volume. We originate loans through a variety of sourcing channels and, through a rigorous underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allows us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies creates attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. During 2012, 2013 and through September 30, 2014, we have consistently been the largest non-bank and the tenth largest SBA 7(a) lender in the country based on dollar volume of loans.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is highly scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a highly cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals giving. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also highly cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek products or services.

For the years 2011, 2012, and 2013 and the six months ended June 30, 2014, our revenue was $125.3 million, $131.1 million, $143.6 million and $74.2 million, respectively. In the same periods, our net income attributable to Newtek Business Services, Inc. was $3.3 million, $5.6 million, $7.5 million and $2.8 million, respectively.

New Business Structure

We filed an election to be regulated as a BDC under the 1940 Act prior to the completion of this offering, and we intend to operate subsequently as an internally managed, non-diversified closed-end investment company. We also intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes.

Set forth below is a diagram of our organizational structure following this offering:

We intend to use the net proceeds of this offering primarily to expand our SMB lending, make direct investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. We believe that transitioning to a BDC and RIC will provide us with access to lower-cost capital and a business structure conducive to expanding our lending activities and will assist in maximizing our value to shareholders by, among other things, permitting us to value our assets and controlled portfolio companies at fair value. As a BDC, we will seek to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. While our primary investment focus as a BDC will be making loans and providing business services to SMBs through our controlled portfolio companies, we may also make opportunistic investments in larger or smaller companies. We expect to continue to grow our business organically, both directly and through our controlled portfolio companies, as we have historically. We expect to have the ability to increase our quarterly distributions to our stockholders over time as we invest the proceeds of this offering and increase the size of our investment portfolio. Our transition to a BDC and RIC will have certain consequences on our balance sheet and net asset value. See “Selected Financial and Other Data” and “Capitalization.”

Small Business Finance

Our debt portfolio consists of loans that were made through our small business finance platform, comprised of Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed SBA lender, and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”). NSBF originates, sells and services federal Section 7(a) loan program (“SBA 7(a) loans”) to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also includes NBC, a portfolio company, which provides receivables financing and management services to SMBs which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBC offers back office receivables services for SMBs, such as billing and cash collections. An additional wholly-owned subsidiary, Small Business Lending, Inc., engages in third party loan servicing for SBA and non-SBA loans.

As a BDC, we plan to expand our small business finance platform primarily by expanding senior secured lending through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Corporations that provide loans nationwide under the SBA 7(a) loan program. NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF has historically originated in excess of $110 million of SBA 7(a) loans annually and currently manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which includes as of June 30, 2014 $509.0 million of SBA 7(a) loans that NSBF services on behalf of third parties. NSBF originated approximately $178.0 million of SBA 7(a) loans during 2013 and approximately $88.0 million through June 30, 2014. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and that our transition to a BDC will help fuel the growth of our loan portfolio by providing us with better access to lower-cost capital. In October 2014 we amended our agreement with our warehouse lender, Capital One, N.A., to increase the line of credit available to support our SBA lending from $27 million to $50 million and extended the term to May 2018.

The SBA is an independent government agency that facilitates one of the nation’s largest source of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5 million for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for all SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. Since inception, NSBF has sold approximately $656 million of the SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value was shared equally between NSBF and the SBA. In December 2010, NSBF launched its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed four securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to do additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s senior lending team has focused on making smaller loans, approximately $1 million or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, NSBF’s current loan portfolio consists of 723 loans originated across 49 states in 68 different industries as defined by the North American Industry Classification System. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2014.

Industry type	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	74	$8,455	$114	7.52%
Amusement, Gambling, and Recreation Industries	33	6,767	205	6.02%
Professional, Scientific, and Technical Services	36	5,654	157	5.03%
Repair and Maintenance	43	5,600	130	4.98%
Specialty Trade Contractors	34	5,053	149	4.50%
Ambulatory Health Care Services	63	4,914	78	4.37%
Food Manufacturing	15	4,846	323	4.31%
Truck Transportation	14	4,709	336	4.19%
Fabricated Metal Product Manufacturing	18	4,704	261	4.19%
Accommodation	25	4,582	183	4.08%
Other	368	57,085	155	50.81%

Total	723	$112,369	$155	100.00%

State	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
NY	100	$14,263	$143	12.69%
FL	73	10,290	141	9.16%
CT	43	7,865	183	7.00%
GA	36	7,682	213	6.84%
TX	42	7,621	181	6.78%
NJ	55	7,378	134	6.57%
PA	41	7,323	179	6.52%
CA	46	5,946	129	5.29%
OH	21	4,269	203	3.80%
MI	21	3,713	177	3.30%
Other	245	36,019	147	32.05%

Total	723	$112,369	$155	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:

Risk Rating	Number of Loans	Aggregate Balance	Average Balance	Percentage of Balance
Risk Rating 1-4	634	$99,821	$157	88.83%
Risk Rating 5	16	3,089	193	2.75%
Risk Rating 6	55	7,621	139	6.78%
Risk Rating 6/7 and 7	18	1,837	102	1.64%

Total	723	$112,368	$155	100.00%

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2014 was 191 months and 6.0%, respectively.

As a BDC, using the origination platform and borrower relationships that we have developed over an twelve-year period and our experience and knowledge with SBA 7(a) lending, we intend to develop a conventional lending platform that will be similar to the SBA 7(a) lending program in terms of high credit quality and rigorous underwriting, but without the SBA’s guarantee. To compensate for the lack of the SBA’s guarantee, we intend to charge higher, double-digit interest rates on our loans. By leveraging our infrastructure in this way, we believe we will be able to grow our lending business at a faster rate but with an even lower default rate than we have done historically and potentially provide better returns to our shareholders.

Certified Capital Companies (Capcos)

Our Capcos have historically invested in SMBs and, in addition to interest income and investment returns, have generated non-cash income from tax credits and non-cash interest and insurance expenses in addition to cash management fees and expenses. We have deemphasized our Capco business in favor of growing the operations of our controlled portfolio companies and do not anticipate creating any new Capcos. While observing all requirements of the Capco programs and, in particular, financing qualified businesses meeting applicable state requirements as to limitations on the proportion of ownership of qualified businesses, we have been able to use this funding source as a means to facilitate the growth of our controlled portfolio companies, which are strategically focused on providing goods and services to SMBs such as those in which our Capcos invest. We continue to invest in and lend to SMBs through our existing Capcos and meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to decertify them as Capcos, liquidate their remaining assets and thereby reduce their operational costs, particularly the legal and accounting costs associated with compliance. Four of our original sixteen Capcos have reached this stage.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2014, represented approximately 42% of our total investment portfolio on a pro forma fair value basis. Specifically, we hold a controlling interest in Universal Processing Services of Wisconsin, LLC, d/b/a Newtek Merchant Solutions (“NMS”), CrystalTech Web Hosting, Inc. d/b/a/ Newtek Technology Solutions® (“NTS”), CDS Business Services, Inc. (“NBC”), Small Business Lending, Inc. (“SBL”) and Newtek Insurance Agency, LLC (“NIA”). In addition, one of our subsidiaries holds a controlling interest in PMTWorks Payroll, LLC, d/b/a Newtek Payroll Services (“NPS”). We refer to these entities, collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our board of directors will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (public comparable company analysis) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged a third party valuation firm to provide valuation consulting services for the valuation of Newtek Merchant Solutions and Newtek Managed Technology Solutions.

As of June 30, 2014, our valuation of Newtek Merchant Solutions on a segment basis was approximately $45.5 million, which represents an enterprise value to LTM EBITDA multiple of 4.75x, and our estimated valuation of Newtek Managed Technology Solutions was approximately $21.5 million, which represents an enterprise value to LTM EBITDA multiple of 3.75x. Such valuations and multiples reflect our current estimates and final valuations will be determined by our board of directors.

Electronic Payment Processing (NMS)

NMS, our “Electronic Payment Processing” business, markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. It utilizes a multi-pronged sales approach of both direct and indirect sales. NMS’s primary sales efforts focus on direct sales through our The Small Business Authority brand. Its indirect sales channels consist of alliance partners, principally financial institutions (banks, credit unions, insurance companies and other related businesses), and independent sales agents across the U.S. These referring organizations and associations are typically paid a percentage of the processing revenue derived from the respective merchants that they successfully refer to NMS. In 2013, NMS processed merchant transactions with a sales volume of over $4.6 billion. NMS’s merchant base has grown from approximately 1,000 merchants at the end of 2002 to approximately 14,200 merchants at the end of 2013 through both organic growth and selective portfolio acquisitions. In January 2013, NMS made significant changes in the management of its business, adding Eric Turille, with over 20 years of experience in large scale payment processing acquisition businesses, including as the President of First National Bank of Omaha, Merchant Services, COO and Head of Sales at Vital Processing and COO of Retriever Merchant Services. Mr. Turille has also served on several VISA and MasterCard committees. In July 2013, Tom Harkins, with over 30 years of high level experience in risk management and operations in the electronic payment processing business was hired as Chief Operating Officer and Chief Risk Officer. In April 2014, NMS hired Bruce Hopkins to become President of NMS with full executive responsibility for the business. Mr. Hopkins has over 25 years’ experience in financial institutions and payment services businesses. He is the former General Manager, Debit & Credit Solutions at Fiserv Corporation, the former Senior Vice President, Merchant Solutions at FIS Corporation and the former Division President, Acquiring Solutions Group at Metavante Corporation. In addition, David Karcher was named Business Service Specialist (“BSS”) Manager, with extensive experience in direct sales, business development for start-ups and strategic alliance sales. As a BSS manager, he will be responsible for our alliance partner sales team as well as for the supervision of our independent sales organizations (“ISO”) and agents sales teams. Previously Mr. Karcher held senior sales and business development positions at iStream Financial Services, and Diversinet, and was formerly responsible for development of alliance relationships at Clear2Pay Americas, Aliaswire, Inc., iPay Technologies, LLC, and Metavante Corporation. NMS intends to build the growth and increased profitability of this segment with these additions.

NMS has a number of competitive advantages which we believe will enable us to exceed industry growth averages. These are:

•	we rely on non-traditional business generation: referral relationships, wholesale solicitations and financial institutions rather than independent agents;

•	we are a market leader in the implementation of technology in the payment processing business;

•	we own the rights, through one of our Capco investments, to a payment processing gateway;

•	we maintain our own staff of trained and skilled customer service representatives; and

•	we are in the process of launching the latest in point-of-sale technology hardware, implementation of the EMV system (Europay, MasterCard, Visa inter-operative integrated circuit cards) and continuous cyber-security services.

NMS maintains its principal customer service and sales support offices in Milwaukee, Wisconsin, Brownsville, Texas and Louisville, Kentucky with additional specialists located in Phoenix, Arizona and New York. NMS’s personnel at these locations assist merchants with initial installation of equipment and on-going service, as well as any other special processing needs that they may have.

NMS’s development and growth are focused on selling its services to internally generated referrals, merchant referrals identified for NMS by Newtek alliance partners, and, with increasing emphasis since January 2013, by Newtek independent sales representatives. NMS is still different than most electronic payment processing companies who acquire their clients primarily through independent agents. NMS believes that its business model provides it with a competitive advantage by enabling it to acquire new electronic payment processing merchants at a lower cost level for third-party commissions than the industry average. NMS’s business model allows it to own the customer as well as the stream of residual payments, as opposed to models which rely more heavily on independent sales agents.

Managed Technology Solutions (NTS)

NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services to more than 106,000 customer accounts in 162 countries and manages over 77,000 domain names. While there are many competitors in this space, NTS is the only technology company with the exclusive focus on the SMB market with products tailored to the specific needs of these business customers.

NTS provides a full suite of outsourced IT infrastructure services, including shared server hosting, dedicated server hosting, and cloud server (virtual) instances under the Newtek Managed Technology Solutions®, Newtek Web Services®, Newtek Web Hosting, and CrystalTech® brands, for which it receives recurring monthly fees, as well as other fees such as set-up fees, consulting fees, domain name registration, among others. Ninety percent of all fees are paid in advance by credit card.

NTS has recognized the continuing decline in Microsoft being utilized in the design of web sites and the market shift to Linux, Nginx and a proliferation of Word Press sites being built on non-Microsoft based platforms. This decline has caused a marked downward trend in the historical site count of NTS Microsoft hosted sites. NTS has responded by launching Linux Apache and Linux Nginx platforms within its environment and created associated control panels, service/support and billing to participate more fully in 100% of the market as compared to the present 33% of the new web design growth represented by Microsoft. All platforms are available within NTS’s cloud and non-cloud environment and are fully managed offerings as compared to NTS’s competitors. In addition, Newtek has created a proprietary platform and filed an associated patent for Newtek Advantage which leverages NTS’s underlying technologies to deliver real time information and actionable business intelligence to its existing and new customer base.

NTS has launched a complete line of cloud based business and eCommerce packages, Cloud Spaces, to streamline the decision process for business owners and accommodate designers and developers that wish to build sites in both Microsoft and Linux environments. Included with this service offering is our standard, full customer service with a real human interface available on a 24/7/356 basis and this further distinguishes us from our competitors since they usually offer co-location hosting without the supported needed for the SMB market customer.

NTS’s cloud offerings provide for a consumption-based hosting model that allows customers to pay only for the resources they need, which not only saves them money compared to traditional server hosting, but also enables them to scale larger or smaller on demand.

NTS delivers services not just to customers seeking hosting, but also to wholesalers, resellers, and web developers by offering a range of tools for them to build, resell, and deliver their web content. NTS primarily uses the Microsoft Windows®

2008 R2 platform to power its technology. Microsoft has described NTS as one of the largest hosting services in the world providing Microsoft Windows hosting. NTS currently operates a 5,000 square foot fortress-strength data center located in Scottsdale, Arizona, utilizing redundant networking, electrical and back-up systems, affording customers what management believes to be a state-of-the-art level of performance and security. NTS is PCI certified, Service Organization Control 1 (“SOC 1”) audited, and is currently completing a SASE 16 audit, all of which mean that it meets the highest industry standards for data security.

Throughout its affiliation with Newtek, over seventy percent of new NTS customers have come as a result of internal and external referrals without material expenditures by the Company for marketing or advertising. Many of NTS’s competitors are very price sensitive, offering minimal services at cut-rate pricing. While being cost competitive with most Linux- and Windows-based web hosting services, NTS has emphasized higher quality uptime, service and support as well as multiple control panel environments for the designer and developer community.

NTS has diversified its product offerings to SMBs under different brands, all under Newtek Technology Solutions, including Newtek Hosting, Newtek Web Services, Newtek Data Storage® and Newtek Web Design and Development®. NTS focuses specifically on select markets such as restaurants, financial institutions, medical practices, law firms, accountants, retail and technology service providers for channel business and reselling.

NTS has also launched a turnkey hosting service to meet financial institution needs for dedicated servers, hosting and/or data storage, enabling these entities to comply with their strict regulatory requirements that demand very high security protocols and practices be in place.

Insurance Services (NIA)

NIA, which is licensed in 50 states, offers SMB insurance products and services. NIA serves as a retail and wholesale agency specializing in the sale of personal, commercial and health/benefits lines insurance products to customers of all of the Newtek affiliated companies as well as Newtek alliance partners. NIA offers insurance products from multiple insurance carriers providing a wide range of choice for its customers. NIA has formed strategic alliances with AIG, E-Insure, Credit Union National Association, Navy Federal Credit Union, the Commercial Transportation Association of America, Pershing and others to provide agent services to SMB clients referred by them. NIA is continuing its efforts to implement programs with alliance partners to market commercial and personal insurance. In December 2012, NIA, working with another of the Newtek subsidiaries, acquired a portfolio of insurance business from a major health care insurance agency based in the New York City area. This has added approximately 340 group health insurance policies that NIA is servicing and will form the basis on which NIA plans to grow this aspect of the insurance business. We also expect that recent health care legislation will increase the demand for these services among SMBs. A major sales channel for NIA is the SMB customer base of our lending platform and the other controlled portfolio companies which allow for many opportunities for cross sales between business lines.

Newtek Payroll Services (NPS)

NPS became affiliated with Newtek in 2010, and offers an array of industry standard and very competitively priced payroll management, payment and tax reporting services to SMBs. Based in New York, NPS has built up its business through December 31, 2013 to approximately 465 customers in 38 states with total payroll under management of approximately 2,967 employees, of which approximately 11% were Newtek employees, an increase in customer count of 30% and employee count of 79% for the year 2013. These payroll services are being marketed through all of Newtek’s available channels including the alliance partnerships and direct marketing campaigns. NPS also benefits by the access to the SMB customer base of the lending platform and the other controlled portfolio companies.

NPS provides full service payroll solutions across all industries, processing payroll any via SaaS or phone solutions. We have an established and reliable proprietary platform that is not limited by client size, industry type or delivery interface. NPS assists clients in managing their payroll processing needs by calculating, collecting and disbursing their payroll funds, remitting payroll taxes and preparing and filing all associated tax returns. In addition, NPS offers clients a range of ancillary service offerings, including workers’ compensation insurance, time and attendance, 401(k) administration, pay cards, employee benefit plans, employee background screening, COBRA services, tax credit recovery, Section 125 and flexible benefits spending plans and expense management services.

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our intent to elect to be regulated as a BDC, we have initiated a direct marketing strategy to SMB customers through our new “go to market” brand, The Small Business Authority®. Through a coordinated radio and television advertising campaign built around this brand, and our web presence, www.thesba.com, we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the real authority on small businesses. We have developed the SB Authority Index®, a proprietary, multi-dimensional index of small business activity which we prepare and release monthly and which has appeared in numerous media outlets. We also conduct a Market Sentiment Survey each month on a topic which is or should be of vital concern to the SMB market and release these results each month. Finally, we are an approved contributor to the Forbes.com website and we frequently post content relevant to the SMB and wider business markets and our Chief Executive Officer is a frequent guest on various business related TV programs on the Fox, Fox Business News, CNN, CNBC and MSNBC networks.

We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, CTAA, EInsure, ENT Federal Credit Union, General Motors Minority Dealers Association, Iberia Bank, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our new web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business to business environment. This provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines and of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we only pay fees for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our senior lending team, which includes Barry Sloane, Peter Downs, David Leone, Gail Johnstone and Matthew Ash (our “senior lending team”), have worked together for more than 10 years, and each have over 25 years of experience in finance-related fields. In particular, they have originated over $700 million of SBA 7(a) loans over the past ten years and currently manage a portfolio of approximately $1.1 billion of SBA 7(a) loans and other loans, which as of June 30, 2014 includes $509 million of SBA 7(a) loans serviced on behalf of third parties. These investment professionals have worked together, screening opportunities, underwriting new investments in, and managing a portfolio of, investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we will be internally managed by our executive officers, which include Barry Sloane, Craig J. Brunet, Jennifer C. Eddelson, Matthew G. Ash, Michael A. Schwartz, and Peter Downs (our “executive committee”), under the supervision of our board of directors, and will not depend on a third party investment advisor, we will not pay investment advisory fees and all of our income will be available to pay our operating costs and to make distributions to our stockholders. Our executive committee will also oversee our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis. Messrs. Sloane, Brunet, Ash, and Downs have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market. We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, during 2012, 2013 and the first nine months of federal fiscal year 2014, NSBF was the largest, independent non-bank originator of SBA 7(a) loans by dollar volume and the tenth largest in the country. As a result, we believe we are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns. We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future. In addition, while we anticipate originating a range of approximately $210-$225 million of SBA 7(a) loans during 2014, we will select these loans from the large volume of loan proposals we annually receive; in 2013 we received proposals totaling $4.2 billion and expect to receive in excess of $5.0 billion in 2014.

Future refinancing activity is expected to create additional investment opportunities. A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks will reduce lending by traditional large financial institutions and community banks. While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions. Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll solutions. We believe that each of these market segments are underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•

Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our board of directors and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in a very advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our new web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. For example, in 2013 our small business finance platform reviewed over $4.0 billion in investment opportunities of which we funded approximately 4% of the loans; we expect to review in excess of $5 billion in 2014. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. Our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

•	Experienced Senior Lending Team with Proven Track Record. We believe that our senior lending team is one of the leading capital providers to SMBs. Since we acquired NSBF in 2003 through June 30, 2014, NSBF has invested in excess of $190 million in 1,345 transactions. We intend to use the net proceeds of this offering primarily to expand the financing activities of NSBF, our small business finance platform. Our senior lending team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus after the completion of this offering will be to expand the debt financing activities of NSBF in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos. Since 1999 through June 30, 2014 the Capcos have invested an aggregate of $170 million in 207 transactions.

•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC will be to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we will also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, we expect to offer larger loans, between $5-$10 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•	have 3 to 10 years of operational history;

•	significant experience in management;

•	credit worthy owners who provide a personal guarantee for our investment;

•	show a strong balance sheet to collateralize our investments; and

•	show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. We are also a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios. For example, since the banking crisis in 2009, NSBF has been the sole servicer on behalf of the Federal Deposit Insurance Corporation (“FDIC”) for its portfolio of approximately $424 million in SBA 7(a) loans from institutions taken over by the FDIC. NSBF also services a portfolio of approximately $85 million of SBA 7(a) loans and other loans for several commercial banks as of June 30, 2014.

Business Development Company Conversion

On October 22, 2014, we effectuated the 1-for- 5 Reverse Stock Split. In conjunction with the completion of this offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland. Concurrently, we elected to be regulated as a BDC under the 1940 Act. We refer to the foregoing actions, collectively, as the “BDC Conversion.” In connection with the BDC Conversion, we anticipate that our board of directors will declare in the future a special dividend of approximately $4.50 per share (assuming approximately 10.0 million shares outstanding after this offering), which will be paid partially in cash and partially in our common shares, with such composition to be determined by our board of directors. This special dividend is contingent upon the completion of the BDC Conversion and the actual amount of the special dividend, if any, is subject to authorization by our board of directors and there is no assurance it will equal $4.50 per share and can be materially less than $4.50 per share. Immediately following the BDC Conversion, our net asset value per common share was approximately $16.65 (including the effect of the Reverse Stock Split but excluding the effect of the anticipated special dividend). Our first quarterly distribution after this offering, which will be payable for the first quarter of 2015, is expected to be approximately $0.38 per share. In addition, we expect our average quarterly distributions during our first full year of operations as a BDC to be at equal to approximately $0.45 per share. We expect the special dividend will be paid in the latter half of 2015.

As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we will not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation as a Business Development Company.”

In connection with our election to be regulated as a BDC, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investments

We engage in various investment strategies from time to time in order to achieve our overall investment objective.

Portfolio Company Characteristics

We have and will target investments and future portfolio companies that generate both current income and capital appreciation. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment, nor do we guarantee that all criteria will be met in the investments we will make in the future. We have and will continue to limit our investments to the SMB market.

•	Experienced Senior Investment Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these senior investment teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.

•	Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s owners (and their ability and willingness to invest additional equity capital as and to the extent necessary) are also important considerations.

•	Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s equity owners to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our senior subordinated debt. A key consideration is a strong balance sheet and sufficient free cash flow to service any debt we may invest.

•	Strong Competitive Position. We invest in companies that have developed strong, defensible product or service offerings within their respective market segment(s). These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.

•	Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-weighted pricing scenario.

Investment Objectives

Debt Investments

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market producing gains and with a yield on investment in excess of 30%. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of June 30, 2014, 100% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

•	First Lien Loans. Our first lien loans generally have terms of one to twenty five years, provide for a variable interest rate, contain no prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•	Second Lien Loans. Our second lien loans generally have terms of five to twenty five years, also primarily provide for a variable interest rate, contain no prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.

•	Unsecured Loans. We only make few unsecured investments, primarily to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short term funding needs and are repaid within 6 to 12 months.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise in excess of 95% of our overall investments in number and dollar volume.

Equity Investments

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating businesses or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational business of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Investment Process

The members of our senior lending team and our executive committee are responsible for all aspects of our investment selection process. The discussion below describes our historic investment procedures as well as the investment procedures we will use as a BDC. The stages of our investment selection process are as follows:

Loan and Deal Generation/Origination

The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority have created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement this by the selective use of radio and television advertising aimed primarily at lending to the SMB market. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.

We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as AIG, Credit Union National Association, EInsure, ENT Federal Credit Union, Iberia Bank, Legacy Bank, Morgan Stanley Smith Barney, Randolph Brooks Federal Credit Union, Members Only Federal Credit Union, Navy Federal Credit Union, New York Community Bank, Pershing, Sterling National Bank and UBS Bank using our patented NewTracker® referral system as well as direct referrals from our new web presence, www.thesba.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which creates confidence between the referred business client, the referring alliance partner and us.

Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. These individuals are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and ecommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure.

Screening

All potential debt or equity investment proposals that are received are screened for suitability and consistency with our investment criteria (see “Portfolio Company Characteristics,” above). In screening potential investments, our senior lending team and our executive committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.

SBA Lending Procedures

We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including The United States Small Business Administration Standard Operating Procedures, Policies and Procedures for Financing (“SOP 50 10”).

During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.

Required Information

For a loan originated under the SBA 7(a) Program, the primary application document is SBA Application Form 4 (“Form 4”) and the required attachments. Among other things, Form 4 requires the following information:

•	amount of loan requested;

•	purpose of loan requested;

•	requested maturity date of the loan;

•	the number of employees at the applicant and its affiliates and subsidiaries at the time the loan application is made and if the loan is approved, at the time the loan is approved;

•	information regarding current, pending and previous indebtedness of the applicant to the SBA or other U.S. government agencies, including the amount of loss to the U.S. government;

•	information regarding current business indebtedness; and

•	information regarding management of the applicant.

In addition to Form 4, the following additional information is required:

•	an SBA Form 912 (Statement of Personal History) for each proprietor or partner, and each officer, director or owner of 20% or more of the applicant;

•	if collateral consists of (a) land and buildings, (b) machinery and equipment, (c) furniture and fixtures, (d) accounts receivable, (e) inventory or (f) other, an itemized list containing serial and identification numbers for all articles having an original value of $5,000 or more;

•	a current personal balance sheet for each proprietor, each limited partner owning 20% or more in interest and each general partner, or each stockholder owning 20% or more voting stock;

•	a brief history of the applicant and the expected benefits of the loan;

•	a resume or curriculum vitae for each member of management;

•	balance sheets, profit and loss statements (or federal income tax returns) and reconciliations of net worth of the applicant or any other business for which the applicant, its owners or majority stockholders has a controlling interest for the previous three years and the most recent interim period, or a projection of earnings for at least one year where financial statements for the prior three years are unavailable;

•	for each loan guarantor or unaffiliated co-signer on any loan, personal tax returns for the previous three years and the most recent interim period;

•	a summary of aging of accounts receivable and payable;

•	a list of machinery or equipment or other non-real estate assets, if any, to be purchased with the loan proceeds and the cost of each item;

•	information regarding prior bankruptcy or insolvency proceedings or pending lawsuits involving the applicant or any of its officers;

•	if the applicant is a franchise, a copy of the franchise agreement and the related FTC disclosure statement;

•	if the applicant buys from, sells to or uses the services of any concern in which any employee of the applicant has a financial interest, information regarding such business concern;

•	information regarding any persons affiliated with the applicant who are employed by the SBA, any other federal agency, the Small Business Advisory Council, ACE, SCORE or the related lender; and

•	for construction loans only, a statement of estimated cost of the project and other sources of funding and copies of preliminary construction plans.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than ninety days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than sixty days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within ninety days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.

Stress Test

The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our Underwriting Guidelines and would require the approval of our credit committee.

Required Site Visit

No loan will be funded without an authorized representative of Newtek first making a site visit to the business premises. We generally uses a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.

Credit Assessment of Applicant

Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.

Character. We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.

Cash Flow. We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.

Capital. Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.

For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.

As a general rule, stockholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.

Liquidity. Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.

Collateral. We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SOP 50 10, a loan is considered to be fully secured if the SBA has a security interest in assets with a combined “collateral” value that equals or exceeds the loan balance. The “collateral” value of an asset means the amount expected to be realized if the lender took possession after a loan default and sold the asset after conducting a reasonable search for a buyer and after deducting the costs of taking possession, preserving and marketing the asset, less the value of any existing liens (“Net Liquidation Value”). Collateral coverage will be based on “collateral” value and not market value. While the mortgage industry has historically used a “loan to value” ratio to help assume an acceptable level of collateral protection, the use of SBA’s “collateral” value on a case by case basis will provide room for considering experiences of individual lenders and local market conditions, resulting in a tailored collateral valuation for each transaction. “Collateral” value must be established and fully justified in each transaction. If coverage is not full and worthwhile assets are available to be pledged, they must be pledged or the loan application must be declined. However, if coverage is not full and worthwhile assets are not available to be pledged, the loan application may not be declined solely for lack of collateral, provided that all available assets have been offered.

We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all collateral assets must be evaluated. Collateral is evaluated on the basis of the Net Liquidation Value to determine the realizable value among collateral types. Valuation factors are applied as follows:

•	Commercial real estate — 75%

•	Residential real estate — 80%

•	Vacant land — 50%

•	Machinery & Equipment — 50%

•	Furniture & Fixtures — 10%

•	Accounts receivable & inventory — 20%

•	Leasehold improvements — 5%

•	Certificate of Deposit — 100%

•	Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.

Change of Ownership. The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.

In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for the life of the SBA loan. Exceptions to the equity requirement are reviewed on a case-by-case basis.

For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.

Management must have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.

We give careful scrutiny to change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.

Also in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.

Real Estate Transactions. Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and

•	loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and

•	if building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:

•	for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;

•	for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;

•	for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and

•	for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.

In general, environmental reports are required as follows:

•	for real estate valued up to $500,000 — a transaction screen including a records review;

•	for real estate valued in excess of $500,000 — a Phase I Environmental Report; and

•	for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:

•	if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and

•	if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals. In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application. In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.

Franchise Lending. All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package

For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.

The SBA, through SOP 50 10, has provided certain reasons for declining a loan application. Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, Newtek may decline a loan application for the following reasons:

•	after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interest of the U.S. Government;

•	lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;

•	lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;

•	disproportion of loan requested and of debts to tangible net worth before and after the loan;

•	inadequate working capital after the disbursement of the loan;

•	the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or shareholders;

•	lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or shareholders;

•	the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;

•	credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;

•	gross disproportion between owner’s actual investment and the loan requested;

•	lack of reasonable assurance that applicant will comply with the terms of the loan agreement;

•	unsatisfactory experience on an existing loan;

•	economic or physical injury not substantiated.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and Newtek enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an outside attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files

A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited.

Other, Primarily Equity Investments

Due Diligence and Underwriting

In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our executive committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the executive committee complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence addresses some or all of the following depending on the size and nature of the proposed investment:

•	On-site visits with management and relevant key employees;

•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;

•	Interviews with customers and suppliers;

•	Management background checks;

•	Review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and

•	Review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

Approval, Documentation and Closing

Upon the completion of the due diligence process, the executive committee will review the results and determine if the transaction should proceed to approval. If approved by our senior lending team and executive committee, the underwriting professionals heretofore involved proceed to documentation.

As and to the extent necessary, key documentation challenges are brought before our senior lending team and executive committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our executive committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring, Managerial Assistance

We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line our wholly-owned subsidiaries and controlled portfolio companies to our portfolio companies (including electronic payment processing services through NMS, managed technology solutions through NMS, and payroll services through NPS), we have in place extensive and robust monitoring capabilities.

We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	Comparisons to our other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:

Rating	Summary Description

1	Acceptable — Highest Quality — Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.

2	Acceptable — Average Quality — These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.

3	Acceptable — Below Average — These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.

4	Other Assets Especially Mentioned (OAEM or Special Mention) — Strong — These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.

5	Substandard — Workout — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

6	Substandard — Liquidation — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.

Rating	Summary Description

7	Doubtful — This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a nonviable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.

8	Loss — Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the quarter in which they are identified.

We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

We have historically provided significant operating and managerial assistance to our portfolio companies and our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that our investment professional believe were priced incorrectly.

Competition

We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations (“CLOs”), some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities do have greater financial and managerial resources than we do but invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.

Our electronic payment processing segment competes with entities including Heartland Payment Systems, First National Bank of Omaha and Paymentech, L.P. Our Web hosting segment competes with 1&1, Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft Live among others. Our small business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same small- to midsize-business market.

In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators seem to want.

While we compete with many different providers in our various business segments, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. Some of our competitive advantages include:

•	Our compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;

•	Our patented NewTracker® referral system, which allows us to process new business utilizing a web-based, centralized processing point and provides back end scalability;

•	Our focus on developing and marketing business services and financial products and services aimed at the SMB market;

•	Our scalability, which allows us to size our business services capabilities very quickly to meet customer and market needs;

•	Our ability to offer personalized service and competitive rates;

•	A strategy of multiple channel distribution, which gives us maximum exposure in the marketplace;

•	High quality customer service 24x7x365 across all business lines, with a focus primarily on absolute customer service;

•	Our telephonic interview process, as opposed to requiring handwritten or data-typing processes, which allows us to offer high levels of customer service and satisfaction, particularly for SMB owners who do not get this service from our competitors; and

•	Our patented NewTracker® referral system, which allows our alliance partners to offer a centralized access point for their small- to medium-sized business clients as part of their larger strategic approach to marketing and allows such partners to demonstrate that they are focused on providing a suite of services to the SMB market in addition to their core service.

SBIC

Following the completion of this offering, we may apply for a Small Business Investment Company, or “SBIC,” license from the SBA if we believe that it will further our investment strategy and enhance our returns. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.

Employees

As of June 30, 2014, we had a total of 326 employees. After the BDC Conversion, we expect to have approximately 100 employees.

Properties

Our primary offices are located at 212 West 35th Street, 2nd Floor, New York, New York 10001 and 60 Hempstead Avenue, West Hempstead, NY 11552. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Other than the matters discussed below, neither the Company, nor any of its subsidiaries, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, the Company may be a party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Federal Trade Commission Complaint

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include Universal Processing Services of Wisconsin, LLC (“UPS” referred to herein as “NMS”), our merchant processing subsidiary, as an additional defendant on one count. The complaint alleges that two related merchants, who were accounts of UPS, and the principals of the merchants, and the independent sales agent who brought the merchants to UPS (collectively, not including UPS, the “Merchant Defendants”), engaged in various deceptive acts and/or practices in violation of the Federal Trade Commission Act and the Telemarketing and Consumer Fraud and Abuse Prevention Act (collectively, the “Acts”) in connection with the merchants’ telemarketing of its debt relief and credit card interest rate reduction services. More specifically, among other charges, the complaint alleges that the Merchant Defendants improperly charged consumers for their services, misrepresented material aspects of their debt relief services to consumers and made outbound calls to persons in violation of one or more of the Acts, including to persons on the Do Not Call Registry.

In the amended complaint, the FTC added one additional count to the complaint alleging that UPS (and its former President) assisted and facilitated the Merchant Defendants’ purported violations of the Acts by providing the credit card processing services to the merchants used to collect payments from their clients for improper charges. The FTC is asserting that UPS knew or consciously avoided knowing that the Merchant Defendants were involved in deceptive telemarketing schemes.

The original complaint was filed on October 29, 2012 in the United States District Court for the Middle District of Florida, Orlando Division, and the amended complaint was filed on June 17, 2013. The FTC is seeking various forms of injunctive and monetary relief, including an injunction to prevent future violations of the Acts by each of the defendants and the refund of monies paid and disgorgement of purportedly ill-gotten monies.

As of September 2014, all of the Merchant Defendants have settled the claims against them in exchange for what we believe to be nominal amounts. UPS has participated in two court-supervised mediation sessions, however, at present there does not appear to be a basis for a settlement by UPS which the company believes is consistent with its view of the facts and the law. As we do not believe that the facts or the FTC’s legal theory support the FTC’s allegations against UPS as set forth in the complaint, and we intend to vigorously challenge the FTC’s claims.

PORTFOLIO COMPANIES

The following tables set forth certain information as of June 30, 2014 regarding each portfolio company in which we had a debt or equity investment. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms	% of Class Held	Cost	Fair Value
				(in thousands)	(in thousands)
Highway Striping Inc 10724 SW 188th St. Miami, FL 33157	Heavy and Civil Engineering Construction	Term Note	25%	$53.10	$50.53

AMG Holding, LLC and Stetson Automotive, Inc 309 Route 9 Waretown, NJ 08758	Repair and Maintenance	Term Note	25%	208.03	207.49

Wired LLC and Moulison North Corporation 10 Iron Trail Road Biddeford, ME 04005	Specialty Trade Contractors	Term Note	25%	500.00	448.71

iFood, Inc. dba Steak’n Shake 2840 E Millbrook Rd Raleigh, NC 27604	Food Services and Drinking Places	Term Note	25%	629.83	590.39

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle, IL 60532	Amusement, Gambling, and Recreation Industries	Term Note	25%	100.00	95.06

FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern 273 Mars Valencia Rd Mars, PA 16046	Food Services and Drinking Places	Term Note	25%	254.44	257.29

JPM Investments LLC and Carolina Family Foot Care P.A. 122 N. Main Street Fuquay Varina, NC 27526	Ambulatory Health Care Services	Term Note	25%	136.13	123.40

Zinger Hardware and General Merchant Inc 4001 North Lamar Blvd Suite 300 Austin, TX 78756	Building Material and Garden Equipment and Supplies Dealers	Term Note	25%	110.50	97.70

Nikobella Properties LLC and JPO Inc dba Village Car Wash 1372 South US Route 12 Fox Lake, IL 60020	Repair and Maintenance	Term Note	25%	476.25	462.92

RDJ Maayaa Inc dba RDJ Distributors 2731 Via Orange Way Suite 104 Spring Valley, CA 91978	Merchant Wholesalers, Nondurable Goods	Term Note	15%	8.70	7.20

Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Val 1313 West Park Street Livingston, MT 59047	Building Material and Garden Equipment and Supplies Dealers	Term Note	25%	233.40	224.39

510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso 510 Ocean Avenue East Rockaway, NY 11518	Performing Arts, Spectator Sports, and Related Industries	Term Note	25%	332.00	314.35

Hotels of North Georgia LLC dba Comfort Inn and Suites 83 Blue Ridge Overlook Blue Ridge, GA 30513	Accommodation	Term Note	25%	837.50	844.42

Nirvi Enterprises LLC dba Howard Johnson / Knights Inn 5324 Jefferson Davis Highway Fredericksburg, VA 22408	Accommodation	Term Note	25%	920.25	930.55

Global Educational Delivery Services LLC 53 Castle Harbor Drive Toms River, NJ 08757	Educational Services	Term Note	25%	60.00	58.98

GPG Real Estate Holdings, LLC and GPG Enterprises Inc dba Angel Animal 15505 Tamiami Trail North Naples, FL 34110	Professional, Scientific, and Technical Services	Term Note	25%	322.05	305.60

Central Ohio Cleaners Inc. dba Rainbow Dry Cleaners 850 S. Main Street, Suite B Delphos, OH 45833	Personal and Laundry Services	Term Note	25%	122.50	104.22

NVR Corporation dba Discount Food Mart 132 Gloster Road NW Lawrenceville, GA 30044	Food and Beverage Stores	Term Note	25%	68.25	69.01

Sico & Walsh Insurance Agency Inc and The AMS Trust 106 Concord Avenue Belmont, MA 02478	Insurance Carriers and Related Activities	Term Note	25%	250.00	236.80

Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel 15637 St Clair Ave Cleveland, OH 44110	Food and Beverage Stores	Term Note	15%	22.50	19.61

Long Island Barber Institute Inc 266 Greenwich Street Hempstead, NY 11550	Educational Services	Term Note	25%	55.50	52.58

CJR LLC (EPC) and PowerWash Plus, Inc. (OC) 59 South US Highway 45 Grayslake, IL 60030	Repair and Maintenance	Term Note	25%	53.00	48.03

Pocono Coated Products, LLC 100 Sweetree Street Cherryville, NC 28021	Printing and Related Support Activities	Term Note	15%	22.50	22.12

EGM Food Services Inc dba Gold Star Chili 2100 Medical Arts Drive Hebron, KY 41048	Food Services and Drinking Places	Term Note	15%	19.20	16.90

Wilton Dental Care P.C. 134 Old Ridgefield Road Wilton, CT 06897	Ambulatory Health Care Services	Term Note	25%	128.08	102.90

R. A. Johnson, Inc. dba Rick Johnson Auto & Tire 4499 Corporate Square Naples, FL 34104	Motor Vehicle and Parts Dealers	Term Note	25%	943.75	954.32

Jonesboro Health Food Center LLC 1321 Stone Street Jonesboro, AR 72401	Health and Personal Care Stores	Term Note	25%	60.00	47.66

USI Properties LLC dba U Store It 6462 San Casa Drive Englewood, FL 34223	Real Estate	Term Note	25%	144.63	143.80

Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc(OC) 171 Humboldt Avenue Dorchester, MA 02121	Personal and Laundry Services	Term Note	25%	134.79	136.30

Hae M. and Jin S. Park dba Buford Car Wash 1163 Buford Highway Sugar Hill, GA 30518	Repair and Maintenance	Term Note	25%	165.81	154.40

Moochie’s LLC 358 W. Army Trail Road Ste. 140 Bloomingdale, IL 60108	Food Services and Drinking Places	Term Note	25%	86.98	71.53

The River Beas LLC and Punam Singh 11704 Centurion Way Potomac, MD 20854	Food Services and Drinking Places	Term Note	25%	90.25	87.57

AS Boyals LLC dba Towne Liquors 117 South Broad Street Woodbury City, NJ 08096	Food and Beverage Stores	Term Note	25%	117.33	118.64

Winter Ventures Inc and 214 N Franklin LLC 214-250 North Franklin Street Red Lion, PA 17356	Nonstore Retailers	Term Note	10%	62.21	61.03

ENI Inc, Event Newtwoks Inc, ENI Worldwide LLC and Spot Shop Inc 1805 Shea Center Drive, Suite 280 Highlands Ranch, CO 80129	Professional, Scientific, and Technical Services	Term Note	10%	496.91	479.80

Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP dba Golden 2301 Pat Booker Rd Universal City, TX 78148	Food Services and Drinking Places	Term Note	25%	78.41	75.41

Complete Body & Paint, Inc. 32220 Michigan Ave Wayne, MI 48184	Repair and Maintenance	Term Note	15%	20.73	20.96

Island Wide Realty LLC and Long Island Partners, Inc. 201-203-205 West Merrick Road Valley Stream, NY 11580	Real Estate	Term Note	25%	103.60	104.76

Aiello’s Pizzeria LLC 3348 Route 130 Harrison City, PA 15636	Food Services and Drinking Places	Term Note	25%	42.49	35.72

Wilshire Media Systems Inc 1412 N Moorpark Road Thousand Oaks, CA 91360	Electronics and Appliance Stores	Term Note	25%	185.10	151.98

Family Ties Supply Corp dba Best Cookies & More dba Cookie Factory Out 500 W John Street Hicksville, NY 11801	Merchant Wholesalers, Nondurable Goods	Term Note	25%	52.75	41.47

R2 Tape Inc dba Presto Tape 1626 Bridgewater Rd Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Note	25%	78.26	76.94

1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC 1899 State Route 35 South Amboy, NJ 08879	Food Services and Drinking Places	Term Note	25%	136.41	129.54

Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle 16701 E. Iliff Avenue Aurora, CO 80013	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	25%	447.69	436.55

RDT Enterprises, LLC 2134 Helton Drive Florence, AL 35630	Specialty Trade Contractors	Term Note	25%	140.17	139.19

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia, PA 19151	Social Assistance	Term Note	25%	101.50	95.19

Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC 4401 N I-35 #113 Denton, TX 76207	Truck Transportation	Term Note	15%	740.73	728.20

Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC) 201 S. Main Street Salem, IN 47167	Food and Beverage Stores	Term Note	25%	117.33	102.19

Dantanna’s Tavern LLC 6615 Roswell Road NE #30 Sandy Springs, GA 30328	Food Services and Drinking Places	Term Note	25%	164.33	139.50

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia, PA 19151	Social Assistance	Term Note	25%	28.59	28.91

Wilban LLC 454 US Highway 22 Whitehouse Station, NJ 08889	Food Services and Drinking Places	Term Note	25%	426.26	413.26

Lake Area Autosound LLC and Ryan H. Whittington 2328 E. McNeese Street Lake Charles, LA 70607	Motor Vehicle and Parts Dealers	Term Note	25%	27.49	27.84

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park 1701 Hempstead Road, Suite 102 Lancaster, PA 17601	Amusement, Gambling, and Recreation Industries	Term Note	25%	290.05	238.74

Sapienzo Properties LLC (EPC) CNS Self-Storage Inc. (OC) 301 W Aloe Street Galloway Township, NJ 08215	Real Estate	Term Note	25%	192.38	194.53

Hascher Gabelstapler Inc. 1145 Highbrook Street, #403 Akron, OH 44301	Repair and Maintenance	Term Note	25%	141.24	127.55

Knowledge First Inc dba Magic Years of Learning and Kimberly Knox 575 North Harris St Athens, GA 30601	Social Assistance	Term Note	25%	144.80	134.30

636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co 636 South Center Street New Washington, OH 44854	Primary Metal Manufacturing	Term Note	25%	495.97	501.52

Cormac Enterprises and Wyoming Valley Beverage Incorporated 63 S Wyoming Ave Edwardsville, PA 18704	Food and Beverage Stores	Term Note	25%	110.43	111.66

Kinisi, Inc. dba The River North UPS Store 301 West Grand Ave Chicago, IL 60654	Miscellaneous Store Retailers	Term Note	25%	40.74	35.88

Tortilla King, Inc. 249 23rd Avenue Moundridge, KS 67107	Food Manufacturing	Term Note	25%	1,033.10	950.24

SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC 39 Old Route 146 Clifton Park, NY 12065	Social Assistance	Term Note	25%	408.00	408.61

Tortilla King Inc. 249 23rd Avenue Moundridge, KS 67107	Food Manufacturing	Term Note	25%	216.27	202.93

Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc. 201 Highland Ave East Syracuse, NY 13057	Amusement, Gambling, and Recreation Industries	Term Note	25%	222.85	225.34

Avayaan2 LLC dba Island Cove 2500 W. Fort Macon Rd. Atlantic Beach, NC 28512	Gasoline Stations	Term Note	25%	157.04	152.18

Onofrio’s Fresh Cut Inc. 222 Forbes Ave New Haven, CT 06512	Merchant Wholesalers, Nondurable Goods	Term Note	25%	74.19	68.03

J&M Concessions, Inc. dba A-1 Liquors 19 Century Avenue Maplewood, MN 55119	Food and Beverage Stores	Term Note	25%	135.18	123.79

R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern 3111 and 3135 Delsea Drive Franklinville, NJ 08322	Food and Beverage Stores	Term Note	25%	415.81	394.70

Summit Beverage Group LLC 211 Washington Ave Marion, VA 24354	Beverage and Tobacco Product Manufacturing	Term Note	25%	344.15	312.99

Faith Memorial Chapel LLC 600 9th Avenue North Bessemer, AL 35020	Personal and Laundry Services	Term Note	25%	213.31	201.72

952 Boston Post Road Realty, LLC and HNA LLC dba Styles International 952 Boston Post Road Milford, CT 06460	Personal and Laundry Services	Term Note	25%	210.15	196.60

Choe Trade Group Inc dba Rapid Printers of Monterey 201 Foam Street Montere, CA 93940	Printing and Related Support Activities	Term Note	25%	156.34	151.82

Pindar Associates LLC, Pidar Vineyards LLC, Duck Walk Vineyards Inc. 591 Bicycle Path, Suite A Port Jefferson, NY 11776	Beverage and Tobacco Product Manufacturing	Term Note	25%	699.07	687.24

96 Mill Street LLC, Central Pizza LLC 96 Mill Street Berlin, CT 06037	Food Services and Drinking Places	Term Note	25%	140.63	142.21

JWB Industries, Inc. dba Carteret Die Casting 74 Veronica Ave Somerset, NJ 08875	Primary Metal Manufacturing	Term Note	25%	274.79	227.74

986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC 986 Dixwell Avenue Hamden, CT 06510	Food Services and Drinking Places	Term Note	25%	99.13	95.48

Awesome Pets II Inc dba Mellisa’s Pet Depot 8 Sarah’s Way Fairhaven, MA 02719	Miscellaneous Store Retailers	Term Note	25%	82.65	68.72

Sovereign Communications LLC 1411 Ashmun St Sault Sainte Marie, MI 49783	Broadcasting (except Internet)	Term Note	25%	890.86	717.09

Robert Star Inc. 178 East 80th Street PHC New York, NY 10021	Specialty Trade Contractors	Term Note	25%	45.93	45.15

Atlas Mountain Construction LLC 1865 South Easton Road Doylestown, PA 18901	Construction of Buildings	Term Note	15%	16.09	15.82

Sarah Sibadan dba Sibadan Agency 102-05 101st Avenue Ozone Park, NY 11416	Insurance Carriers and Related Activities	Term Note	25%	128.62	126.88

3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Note	25%	414.43	352.77

JDR Industries Inc dba CST-The Composites Store, JetCat USA 1010 W Avenue S 14 Palmdale, CA 93551	Merchant Wholesalers, Durable Goods	Term Note	25%	136.76	116.76

Icore Enterprises Inc dba Air Flow Filters Inc. 151 W 24th St Hialeah, FL 33010	Miscellaneous Manufacturing	Term Note	15%	21.21	20.85

Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation 320 Fair Street Kutztown, PA 19530	Transit and Ground Passenger Transportation	Term Note	25%	710.18	697.28

Nutmeg North Associates LLC (OC) Steeltech Building Products Inc. 636 Nutmeg Road North South Windsor, CT 06074	Construction of Buildings	Term Note	25%	891.01	837.29

S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan 2621 Carpenter Rd, Suite 3 Ann Arbor, MI 48108	Administrative and Support Services	Term Note	15%	18.49	14.96

Shane M. Howell and Buck Hardware and Garden Center, LLC 1007 Lancaster Pike Quarryville, PA 17566	Building Material and Garden Equipment and Supplies Dealers	Term Note	25%	320.13	296.39

CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s One Amboy Avenue Woodbridge, NJ 07095	Food Manufacturing	Term Note	25%	646.15	641.22

Superior Disposal Service, Inc. 204 E Main Suite A Gardner, KS 66030	Waste Management and Remediation Services	Term Note	25%	233.01	222.95

KK International Trading Corporation 219 Lafayette Drive Syosset, NY 11791	Merchant Wholesalers, Nondurable Goods	Term Note	25%	186.67	181.60

Kurtis Sniezek dba Wolfe’s Foreign Auto 712 5th Street New Brighton, PA 15066	Repair and Maintenance	Term Note	25%	88.22	90.05

JackRabbit Sports Inc. 151 7th Avenue Brooklyn, NY 11215	Clothing and Clothing Accessories Stores	Term Note	25%	558.37	554.10

Mosley Auto Group LLC dba America’s Automotive 6211 Denton Highway Haltom City, TX 76148	Repair and Maintenance	Term Note	25%	219.88	218.46

AIP Enterprises LLC and Spider’s Web Inc dba Black Widow Harley-Davidson 2224 EL Jobean Road Port Charlotte, FL 33981	Motor Vehicle and Parts Dealers	Term Note	25%	955.44	963.97

Lefont Theaters Inc. 1266 W. Paces Ferry Rd, Ste 613 Atlanta, GA 30327	Performing Arts, Spectator Sports, and Related Industries	Term Note	15%	13.95	13.22

PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc., T2040 Dowdy Ferry Dallas, TX 75218	Specialty Trade Contractors	Term Note	25%	551.18	527.72

Any Garment Cleaner-East Brunswick, Inc. 395B Route 18 South East Brunswick, NJ 08816	Personal and Laundry Services	Term Note	25%	52.08	49.09

TAK Properties LLC and Kinderland Inc. 1157 Commerce Avenue Longview, WA 98632	Social Assistance	Term Note	25%	402.10	383.03

TOL LLC dba Wild Birds Unlimited 320 W. Main St. Avon, CT 06001	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	15%	18.00	16.40

8 Minute Oil Change of Springfield Corporation and John Nino 174-176 Mountain Avenue Springfield, NJ 07081	Repair and Maintenance	Term Note	25%	195.34	194.31

AUM Estates LLC and Sculpted Figures Plastic Surgery Inc. 8212 Devon Ct Myrtle Beach, SC 29572	Ambulatory Health Care Services	Term Note	25%	84.77	74.83

920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC) 920 Crooked Hill Brentwood, NY 11717	Waste Management and Remediation Services	Term Note	25%	415.06	423.67

DKB Transport Corp 555 Water Works Road Old Bridge, NJ 08857	Truck Transportation	Term Note	25%	137.73	140.59

Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle 2825 A Buford Highway Duluth, GA 30096	Specialty Trade Contractors	Term Note	25%	528.65	459.59

Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle 2825 A Buford Highway Duluth, GA 30096	Specialty Trade Contractors	Term Note	25%	103.47	92.65

Spectrum Development LLC and Solvit Inc & Solvit North, Inc. 65 Farmington Valley Drive Plainville, CT 06062	Specialty Trade Contractors	Term Note	25%	375.18	324.02

Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC 2065 Peachtree Industrial Ct., Ste. 203 Chamblee, GA 30341	Miscellaneous Manufacturing	Term Note	25%	64.70	52.72

BVIP Limousine Service LTD 887 W Liberty Medina, OH 44256	Transit and Ground Passenger Transportation	Term Note	25%	75.82	74.35

TNDV: Television LLC 515 Brick Church Park Drive Nashville, TN 37207	Broadcasting (except Internet)	Term Note	25%	251.51	246.83

Veterinary Imaging Specialists of Alaska, LLC 2320 E. Dowling Road Anchorage, AK 99507	Professional, Scientific, and Technical Services	Term Note	25%	161.49	153.08

Wallace Holdings LLC (EPC) GFA International Inc (OC) 1215 Wallace Dr Delray Beach, FL 33444	Professional, Scientific, and Technical Services	Term Note	25%	120.25	95.65

AcuCall LLC 618 US Highway 1 Suite 305 North Palm Beach, FL 33408	Professional, Scientific, and Technical Services	Term Note	15%	14.92	11.55

Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL, 3039-3043 Hedley Springfield, IL 62704	Amusement, Gambling, and Recreation Industries	Term Note	25%	44.11	35.87

Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation 4422 Bryan Station Road Lexington, KY 40516	Mining (except Oil and Gas)	Term Note	25%	1,239.04	1,087.17

River Run Personnel, LLC dba Express Employment Professionals 159 Jonestown Rd Winston-Salem, NC 27023	Administrative and Support Services	Term Note	15%	7.27	7.19

Yousef Khatib dba Y&M Enterprises 671 E. Cooley Drive, Unit 114 Colton, CA 92324	Wholesale Electronic Markets and Agents and Brokers	Term Note	25%	72.19	58.47

Kup’s Auto Spa Inc. 121 Marktree Road Centereach, NY 11720	Repair and Maintenance	Term Note	25%	393.17	393.27

Howell Gun Works LLC 2446 Route 9 Howell, NJ 07731	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	15%	8.04	6.23

Armin and Kian Inc dba The UPS Store 3714 4000 Pimlico Drive, Suite 114 Pleasanton, CA 94588	Couriers and Messengers	Term Note	25%	54.38	42.14

Polpo Realty, LLC (EPC) & Polpo Restaurant, LLC (OC) 554 Old Post Road #3 Greenwich, CT 06830	Food Services and Drinking Places	Term Note	25%	62.13	63.42

Master CNC Inc & Master Properties LLC. 29 Mile Road Washington, MI 48095	Professional, Scientific, and Technical Services	Term Note	25%	590.47	537.46

Janice B. McShan and The Metropolitan Day School, LLC. 2817 Lomb Avenue Birmingham, AL 35208	Social Assistance	Term Note	25%	42.07	40.13

Logistics Business Solutions Inc dba The UPS Store 1199 South Federal Highway Boca Raton, FL 33432	Administrative and Support Services	Term Note	25%	48.47	43.46

1 North Restaurant Corp dba 1 North Steakhouse 322 W. Montauk Hwy Hampton Bays, NY 11946	Food Services and Drinking Places	Term Note	25%	210.31	208.05

Twinsburg Hospitality Group LLC dba Comfort Suites 2716 Creekside Drive Twinsburg, OH 44087	Accommodation	Term Note	25%	936.93	884.10

Mid-Land Sheet Metal Inc. 125 E Fesler Street Santa Maria, CA 93454	Specialty Trade Contractors	Term Note	25%	136.29	133.99

New Image Building Services Inc. 320 Church St Mount Clemens, MI 48043	Repair and Maintenance	Term Note	25%	316.73	263.61

A-1 Quality Services Corporation 3019 N. 77th CT Elmwood Park, IL 60707	Administrative and Support Services	Term Note	15%	8.46	6.55

Meridian Hotels LLC dba Best Western Jonesboro 2911 Gilmore Drive Jonesboro, AR 72401	Accommodation	Term Note	25%	579.92	591.96

Greenbrier Technical Services, Inc. 407 E. Edgar Avenue Ronceverte, WV 24970	Repair and Maintenance	Term Note	25%	230.97	220.76

Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd. 77 Mill Road Freeport, NY 11520	Specialty Trade Contractors	Term Note	25%	243.71	227.94

KenBro Enterprises LLC. 926 Haddonfield Rd, Unit C Cherry Hill, NJ 08002	Health and Personal Care Stores	Term Note	25%	24.61	22.25

Kelly Auto Care LLC. 2 Center Road Old Saybrook, CT 06475	Repair and Maintenance	Term Note	25%	83.66	70.60

Discount Wheel and Tire 1202 S Park Drive Broken Bow, OK 74728	Motor Vehicle and Parts Dealers	Term Note	25%	221.10	210.16

Top Properties LLC and LP Industries, Inc. 110 Charleston Drive, Suite 105-107 Morresville, NC 28117	Plastics and Rubber Products Manufacturing	Term Note	25%	119.05	121.52

Lenoir Business Partners LLC (EPC) LP Industries, Inc. 2040 Norwood Lenoir, NC 28645	Plastics and Rubber Products Manufacturing	Term Note	25%	320.66	310.52

Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc. 222 Forbes Avenue New Haven, CT 06512	Food Manufacturing	Term Note	25%	309.72	303.38

Cencon Properties LLC and Central Connecticut Warehousing Company, Inc. 37 Commons Court Waterbury, CT 06704	Warehousing and Storage	Term Note	25%	340.95	343.17

AGS Talcott Partners, Inc. 600 Broadhollow Road Melville, NY 11747	Insurance Carriers and Related Activities	Term Note	25%	111.84	86.56

First Steps Real Estate Company, LLC 104 McCoy Street Milford, DE 19963	Social Assistance	Term Note	25%	96.47	88.87

Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) 190 Route 3 South China, ME 04358	Gasoline Stations	Term Note	25%	673.13	612.98

Shepher Distr’s and Sales Corp and The Lederer Industries Inc. 2300 Linden Blvd Brooklyn, NY 11208	Merchant Wholesalers, Durable Goods	Term Note	25%	997.25	989.64

Gabrielle Realty, LLC. 4 Peabody Rd Annex Derry, NH 03038	Gasoline Stations	Term Note	25%	748.59	706.89

Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC 12150 Annapolis Road, Suite 301 Glenn Dale, MD 20769	Ambulatory Health Care Services	Term Note	25%	331.09	320.25

Handy 6391 LLC dba The UPS Store #6391 1520 Washington Blvd Montebello, CA 90640	Administrative and Support Services	Term Note	25%	60.40	59.94

Las Torres Development LLC. 8346 Almeda Genoa Road Houston, TX 77075	Real Estate	Term Note	25%	394.55	395.64

Southeast Chicago Soccer, Inc. 10232 S Avenue N Chicago, IL 60617	Amusement, Gambling, and Recreation Industries	Term Note	25%	50.64	51.69

D’Elia Auto Repair Inc dba D’Elia Auto Body 1627 New York Avenue Huntington Station, NY 11746	Repair and Maintenance	Term Note	15%	14.23	11.71

Anthony C Dinoto and Susan S P Dinoto 17 Pearl Street Mystic, CT 06355	Personal and Laundry Services	Term Note	25%	98.90	100.96

Eastside Soccer Dome, Inc. 11919 S Avenue O Chicago, IL 60617	Amusement, Gambling, and Recreation Industries	Term Note	25%	458.19	467.70

HJ & Edward Enterprises, LLC. dba Sky Zone 13 Francis J Clarke Circle Bethel, CT 06801	Amusement, Gambling, and Recreation Industries	Term Note	25%	257.33	234.85

Kiddie Steps 4 You Inc. 7735 South Laflin Street Chicago, IL 60620	Social Assistance	Term Note	25%	23.88	24.38

Diamond Memorials Incorporated 800 Broad Street Clifton, NJ 07013	Professional, Scientific, and Technical Services	Term Note	15%	13.53	10.47

Faith Memorial Chapel LLC. 600 9th Avenue North Bessemer, AL 35020	Personal and Laundry Services	Term Note	25%	265.20	256.48

Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta 11585 Jones Bridge Road, Suite 4G Johns Creek, GA 30022	Educational Services	Term Note	25%	44.16	36.30

Westville Seafood LLC. 1514 Whalley Avenue New Haven, CT 06515	Food Services and Drinking Places	Term Note	25%	110.97	105.39

Maynard Enterprises Inc. dba Fastsigns of Texarkana 3745 Mall Drive Texarkana, TX 75501	Miscellaneous Store Retailers	Term Note	15%	15.44	13.40

Grafio Inc dba Omega Learning Center-Acworth 5330 Brookstone Drive Acworth, GA 30101	Educational Services	Term Note	25%	148.40	122.74

The Berlerro Group, LLC dba Sky Zone 111 Rodeo Drive Edgewood, NY 11717	Amusement, Gambling, and Recreation Industries	Term Note	25%	412.74	341.45

Sound Manufacturing Inc. 51 Donnelley Road Old Saybrook, CT 06475	Fabricated Metal Product Manufacturing	Term Note	10%	53.29	52.71

Prospect Kids Academy Inc. 532 St Johns Place Brooklyn, NY 11238	Educational Services	Term Note	25%	122.78	119.85

Alma J. and William R. Walton (EPC) and Almas Child Day Care Center I2909 W 63rd Street Chicago, IL 60629	Social Assistance	Term Note	25%	39.03	39.84

B for Brunette dba Blo 50 Glen Cove Rd Greenvale, NY 11548	Personal and Laundry Services	Term Note	25%	51.36	40.44

Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC. 3408 Castle Rock Farm Road Pittsboro, NC 27312	Personal and Laundry Services	Term Note	25%	221.55	214.82

IlOKA Inc dba Microtech Tel and NewCloud Networks 160 Inverness Dr W Ste 100 Englewood, CO 80112	Professional, Scientific, and Technical Services	Term Note	25%	648.43	555.73

Spectrum Radio Fairmont, LLC. 8519 Rapley Preserve Cr Potomac, MD 20854	Broadcasting (except Internet)	Term Note	25%	176.88	175.01

Excel RP Inc. 6531 Park Avenue Allen Park, MI 48101	Machinery Manufacturing	Term Note	25%	122.87	115.01

Gulfport Academy Child Care and Learning Center, Inc. 15150 Evans Street Gulfport, MS 39503	Social Assistance	Term Note	25%	40.80	37.78

ACI Northwest Inc. 6600 N Government Way Coeur d’Alene, ID 83815	Heavy and Civil Engineering Construction	Term Note	25%	716.89	666.21

Mojo Brands Media LLC. 3260 University Blvd., Suite 100 Winter Park, FL 32792	Broadcasting (except Internet)	Term Note	25%	750.76	602.02

Ramard Inc and Advanced Health Sciences Inc. 929 Grays Lane New Richmond, OH 45157	Merchant Wholesalers, Nondurable Goods	Term Note	25%	176.88	136.90

RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins 1815 De Paul Street Colorado Springs, CO 80909	Nonstore Retailers	Term Note	25%	81.03	80.41

JSIL LLC dba Blackstones Hairdressing 19 East 7th Street New York, NY 10003	Personal and Laundry Services	Term Note	15%	18.41	16.36

Jatcoia, LLC dba Plato’s Closet 2902 Ryan St Lake Charles, LA 70601	Clothing and Clothing Accessories Stores	Term Note	25%	58.06	56.13

Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC. 3rd Ave South St Petersburg, FL 33712	Miscellaneous Manufacturing	Term Note	25%	439.07	394.45

Caribbean Concepts, Inc. dba Quick Bleach 127 East 56th Street New York, NY 10022	Ambulatory Health Care Services	Term Note	15%	21.41	17.94

VesperGroup LLC dba The Wine Cellar 509 West Springs Street Suite 230 Fayetteville, AR 72701	Food Services and Drinking Places	Term Note	25%	42.45	35.21

Blacknorange2 LLC dba Popeyes Louisiana Kitchen 1900 Lincoln Highway North Versailles, PA 15137	Food Services and Drinking Places	Term Note	25%	166.08	134.19

209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC) 209 N 3rd Street Philadelphia, PA 19106	Insurance Carriers and Related Activities	Term Note	25%	82.63	80.33

Majestic Contracting Services, Inc. 1634 Atlanta Road SE Marietta, GA 30060	Specialty Trade Contractors	Term Note	25%	187.18	176.39

Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC. 38 Carmen Lane Monroe, CT 06468	Amusement, Gambling, and Recreation Industries	Term Note	15%	10.54	10.46

Angkor Restaurant Inc. 10 Traverse Street Providence, RI 02903	Food Services and Drinking Places	Term Note	25%	91.62	90.86

Tri County Heating and Cooling Inc. 118 E Geyser Livingston, MT 59047	Specialty Trade Contractors	Term Note	25%	82.21	77.31

Harbor Ventilation Inc and Estes Investment, LLC. PO Box 1735 Livingston, MT 59047	Specialty Trade Contractors	Term Note	25%	90.85	87.25

Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC. 1 Poppy Avenue Neptune, NJ 07753	Truck Transportation	Term Note	25%	50.36	38.97

JRA Holdings LLC (EPC) Jasper County Cleaners Inc. 22259 Whyte Hardee Boulevard Hardeeville, SC 29927	Personal and Laundry Services	Term Note	25%	119.02	121.30

GIA Realty LLC and VRAJ GIA LLC. 411 Sharp Street Millville, NJ 08332	Personal and Laundry Services	Term Note	25%	95.90	97.74

Maxiflex LLC. 512 Verret Street New Orleans, LA 70114	Miscellaneous Manufacturing	Term Note	10%	142.96	141.64

Emerald Ironworks Inc. 14861 Persistence Drive Woodbridge, VA 22191	Specialty Trade Contractors	Term Note	25%	67.29	55.49

Contract Packaging Services Inc dba Superior Pack Group 2 Bailey Farm Road Harriman, NY 10926	Plastics and Rubber Products Manufacturing	Term Note	25%	797.87	699.20

2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. 2141 P Avenue Williamsburg, IA 52361	Truck Transportation	Term Note	25%	1,052.46	1,037.71

CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services 200 North Branford Road Branford, CT 06405	Heavy and Civil Engineering Construction	Term Note	25%	840.78	841.39

KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc. 24 Elm Street Montpelier, VT 05602	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	25%	319.83	268.00

Elite Structures Inc. 401 Old Quitman Road Adel, GA 31620	Fabricated Metal Product Manufacturing	Term Note	25%	917.31	934.86

CBS Advertising Distributors LLC dba CBS Advertising Distributors LLC. 2518 Westwood Blvd Los Angeles, CA 90064	Professional, Scientific, and Technical Services	Term Note	15%	8.86	6.84

(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc. 341 East Main Street, Unit 2 Clinton, CT 06413	Administrative and Support Services	Term Note	25%	183.22	178.65

(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile 85 Reaville Avenue Flemington, NJ 08822	Ambulatory Health Care Services	Term Note	25%	185.17	169.66

RXSB, Inc. dba Medicine Shoppe 3605 State Street Santa Barbara, CA 93105	Health and Personal Care Stores	Term Note	25%	172.93	133.56

RKP Service dba Rainbow Carwash 225 Old Country Road Hicksville, NY 11801	Repair and Maintenance	Term Note	25%	280.25	227.37

Maciver Corporation dba Indie Rentals and Division Camera 7022 W Sunset Boulevard Hollywood, CA 90028	Rental and Leasing Services	Term Note	25%	407.88	377.36

Europlast Ltd. 100 Industrial Lane Endeavor, WI 53930	Plastics and Rubber Products Manufacturing	Term Note	25%	157.89	151.69

Gregory P Jellenek OD and Associates PC. 1490 Quarterpath Road 5A No 353 Williamsburg, VA 23185	Ambulatory Health Care Services	Term Note	25%	58.90	52.32

Ryan D. Thornton and Thornton & Associates LLC. 800 Bethel Street, Suite 200 Honolulu, HI 96813	Insurance Carriers and Related Activities	Term Note	25%	61.47	47.47

Insurance Problem Solvers LLC. 3 Fay Street West Haven, CT 06516	Insurance Carriers and Related Activities	Term Note	15%	15.80	12.20

Hybrid Racing LLC. 12231 Industriplex Blvd., Suite B Baton Rouge, LA 70809	Transportation Equipment Manufacturing	Term Note	25%	108.07	93.53

Atlas Mountain Construction, LLC. 1865 South Easton Road Doylestown, PA 18901	Construction of Buildings	Term Note	25%	124.99	127.38

PowerWash Plus, Inc. and CJR, LLC. 59 South US Highway Route 45 Grayslake, IL 60030	Repair and Maintenance	Term Note	25%	539.30	508.62

Peanut Butter & Co., Inc. 1790 Broadway Suite 702 New York, NY 10019	Food Manufacturing	Term Note	25%	90.98	71.85

Brothers International Desserts 1682 Kettering Street Irvine, CA 92614	Food Manufacturing	Term Note	25%	210.99	190.25

Kidrose, LLC dba Kidville Riverdale 551 West 235th Street Bronx, NY 10463	Educational Services	Term Note	25%	73.12	61.14

Vernon & Stephanie Scott and Little Stars Day Care Center, Inc. 588 Brooklyn Avenue Brooklyn, NY 11203	Educational Services	Term Note	25%	148.08	150.92

MRM Supermarkets Inc dba Constantins Breads 2660 Brenner Drive Dallas, TX 75220	Food Manufacturing	Term Note	25%	328.99	298.42

Capital Scrap Metal, LLC and Powerline Investment, LLC. 1610 N. Powerline Road Pompano Beach, FL 33069	Merchant Wholesalers, Durable Goods	Term Note	10%	487.41	496.74

1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. 1258 Hartford Turnpike Vernon, CT 06066	Miscellaneous Store Retailers	Term Note	25%	122.01	113.39

Olalekan O. and Lisa T. Solanke (EPC) A World So Special Inc. 1533 Ridge Avenue Philadelphia, PA 19130	Performing Arts, Spectator Sports, and Related Industries	Term Note	25%	175.08	178.43

Gator Communications Group, LLC. dba Harvard Printing Group 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Note	15%	15.95	15.71

A & M Commerce, Inc. 398 Baltimore Blvd Westminster, MD 21157	Gasoline Stations	Term Note	25%	323.22	315.68

Xela Pack, Inc. 8300 Boettner Road Saline, MI 48176	Paper Manufacturing	Term Note	25%	258.23	258.42

Neyra Industries, Inc. 10700 Evendale Drive Cincinnati, OH 45241	Nonmetallic Mineral Product Manufacturing	Term Note	25%	198.09	190.99

American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center 3937 Sherman Avenue Saint Joseph, MO 64506	Ambulatory Health Care Services	Term Note	25%	526.26	496.81

Michael A. and Heather R. Welsch dba Art & Frame Etc. 2819 West T C Jester Blvd. Houston, TX 77018	Miscellaneous Store Retailers	Term Note	25%	66.08	64.52

M & H Pine Straw Inc. 62 Matt Maloy Lane Rhine, GA 31077	Merchant Wholesalers, Nondurable Goods	Term Note	25%	262.47	243.90

Truth Technologies Inc. dba Truth Technologies Inc. 2341 Cheshire Lane Naples, FL 34109	Professional, Scientific, and Technical Services	Term Note	25%	72.40	58.26

J. Kinderman & Sons Inc., dba BriteStar Inc. 2900 South 20th Street Philadelphia, PA 19145	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	25%	165.07	163.55

MPE Realty Partners, LP (EPC) and Coren Metalcrafts Company (OC ) 600 Center Avenue Bensalem, PA 19020	Fabricated Metal Product Manufacturing	Term Note	25%	142.71	142.82

Stellar Environmental LLC. 11581 Edmonston Road Beltsville, MD 20705	Waste Management and Remediation Services	Term Note	25%	51.29	49.49

Sound Manufacturing, Inc. and Monster Power Equipment Inc. 51 Donnelley Road Old Saybrook, CT 06475	Fabricated Metal Product Manufacturing	Term Note	25%	476.65	422.27

N.S and Z, Inc. 5150 Hollywood Blvd Los Angeles, CA 90027	Food Manufacturing	Term Note	25%	126.77	129.20

AUM Estates, LLC. 8212 Devon Ct Myrtle Beach, SC 29572	Ambulatory Health Care Services	Term Note	25%	605.79	560.01

Golden Gate Lodging LLC. 432 Margaret Street Plattsburgh, NY 12901	Accommodation	Term Note	25%	112.60	109.28

Aldine Funeral Chapel, LLC. 9504 Airline Dr Houston, TX 77037	Personal and Laundry Services	Term Note	25%	72.20	73.58

Bakhtar Group LLC. 3401 K Street NW Washington, DC 20007	Food Services and Drinking Places	Term Note	25%	94.59	73.06

River Club Golf Course Inc. 6600 River Club Blvd Bradenton, FL 34202	Amusement, Gambling, and Recreation Industries	Term Note	25%	464.42	445.58

Grand Manor Realty, Inc. 318 S. Halsted Street Chicago, IL 60661	Real Estate	Term Note	15%	19.81	15.30

Osceola River Mill, LLC(EPC) Ironman Machine, Inc. 27 Hungerford Street Pittsfield, MA 01201	Machinery Manufacturing	Term Note	25%	84.30	81.97

Java Warung, LLC. 1915 N Richmond Street Appleton, WI 54911	Food Services and Drinking Places	Term Note	25%	49.94	48.79

Nancy & Karl Schmidt (EPC) Moments to Remember USA LLC. 1250 Sanders Avenue SW Massillon, OH 44647	Printing and Related Support Activities	Term Note	25%	103.89	101.34

Pacheco Investments LLC (EPC) Pacheco Brothers Gardening Inc. 795 Sandoval Way Hayward, CA 94544	Administrative and Support Services	Term Note	25%	414.12	409.13

Orient Express, Inc. I2672 Bayshore Parkway, Bldg. 900 Mountain View, CA 94043	Merchant Wholesalers, Durable Goods	Term Note	10%	75.84	58.57

Knits R Us, Inc. 2045 85th Street North Bergen, NJ 07047	Textile Mills	Term Note	10%	122.18	124.52

North Country Transport, LLC. 10 LaCrosse Street, Suite 14 Hudson Falls, NY 12839	Transit and Ground Passenger Transportation	Term Note	15%	13.56	13.44

EZ Towing, Inc. 14710 Calvert Street Van Nuys, CA 91411	Support Activities for Transportation	Term Note	25%	130.30	110.17

Physicians Medical Billing Specialists Inc. 12180 28th Street North St. Petersburg, FL 33716	Professional, Scientific, and Technical Services	Term Note	25%	20.32	20.13

MJD Investments, LLC. 115 Centre Street Pleasant View, TN 37146	Social Assistance	Term Note	25%	252.06	238.64

Sherill Universal City dba. Golden Corral 2301 Pat Booker Rd Universal City, TX 78148	Food Services and Drinking Places	Term Note	25%	431.63	410.59

Macho LLC (EPC) Madelaine Chocolate Novelties Inc. 96-03 Beach Channel Drive Rockaway Beach, NY 11693	Food Manufacturing	Term Note	10%	489.36	501.39

Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels 7450 Greenbush Avenue North Hollywood, CA 91605	Specialty Trade Contractors	Term Note	25%	86.97	73.03

WI130, LLC (EPC) & Lakeland Group, Inc. 4820 W 130th Street Cleveland, OH 44135	Merchant Wholesalers, Durable Goods	Term Note	25%	256.49	230.25

Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC. 45 Conway Street Shelburne Falls, MA 51817	Fabricated Metal Product Manufacturing	Term Note	10%	200.22	205.14

John Duffy Fuel Co., Inc. 465 Mulberry Street Newark, NJ 07114	Merchant Wholesalers, Nondurable Goods	Term Note	25%	458.27	449.66

Harry B Gould dba. Lake Athens Marina and Bait Shop 5401 Marina Drive Lake Athens, TX 75752	Accommodation	Term Note	25%	119.31	118.12

Lucil Chhor dba Baja Fresh #1592 2245 El Paseo Rancho Santa Margarita, CA 92688	Food Services and Drinking Places	Term Note	25%	44.39	40.66

Babie Bunnie Enterprises Inc. dba Triangle Mothercare 8516 Swarthmore Drive Raleigh, NC 27615	Ambulatory Health Care Services	Term Note	25%	41.20	34.25

Trailer One, Inc. and Trailer One Storage, Inc. 6378 Medina Medina, OH 44256	Merchant Wholesalers, Durable Goods	Term Note	25%	148.74	147.55

Polpo Realty LLC (EPC) & Polpo Restaurant LLC. 554 Old Post Road #3 Greenwich, CT 06830	Food Services and Drinking Places	Term Note	25%	505.99	518.44

Martin L Hopp, MD PHD A Medical Corp (OC) 8631 West Third St, #440E Los Angeles, CA 90048	Ambulatory Health Care Services	Term Note	25%	58.78	52.38

Ezzo Properties, LLC. and Great Lakes Cleaning, Inc. 216 Court Street St. Joseph, MI 49085	Administrative and Support Services	Term Note	25%	365.92	323.50

Pioneer Window Holdings, Inc. 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Note	25%	202.95	184.49

The Amendments Group LLC. dba Brightstar 1480 Boiling Springs Rd Spartanburg, SC 29303	Ambulatory Health Care Services	Term Note	15%	20.04	19.88

Color By Number 123 Designs, Inc. 307 West 38th Street, Room #1705 New York, NY 10018	Professional, Scientific, and Technical Services	Term Note	25%	37.59	37.29

G.M. Pop’s, Inc. & S.D. Food, Inc. 2024 Concession Pentagon Washington, DC 20310	Food Services and Drinking Places	Term Note	25%	113.33	98.22

Cheryle A Baptiste and Cheryle Baptiste DDS PLLC. 4839 Wisconsin Ave., NW Suite 2 Washington, DC 20016	Ambulatory Health Care Services	Term Note	25%	278.89	277.58

Aegis Creative Communications, Inc. 44 Union Blvd Suite 250 Lakewood, CO 80228	Professional, Scientific, and Technical Services	Term Note	25%	343.08	285.18

Summit Treatment Services, Inc. dba Summit Treatment Services 100 Logan Street Sterling, CO 80751	Social Assistance	Term Note	25%	133.01	120.21

Hampton’s Restaurant Holding Company, LLC. 2908 McKinney Avenue Dallas, TX 75204	Food Services and Drinking Places	Term Note	25%	259.61	248.74

214 North Franklin, LLC and Winter Ventures, Inc. 214-250 North Franklin Street Red Lion, PA 17356	Nonstore Retailers	Term Note	10%	149.73	153.41

Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC. 38 Carmen Lane Monroe, CT 06468	Support Activities for Agriculture and Forestry	Term Note	25%	217.98	220.75

D&L Rescources, Inc. dba The UPS Store 8930 State Road # 84 Davie, FL 33324	Miscellaneous Store Retailers	Term Note	15%	8.62	7.16

Richmond Hill Mini Market, LLC. 101 Richmond Hill Avenue Stamford, CT 06902	Food and Beverage Stores	Term Note	25%	180.42	178.86

DRV Enterprise, Inc. dba Cici’s Pizza # 3395 771 East Fowler Ave Temple Terrace, FL 33617	Food Services and Drinking Places	Term Note	25%	56.29	55.83

Clean Brothers Company Inc. dba ServPro of North Washington County 230 Lucille St Glenshaw, PA 15116	Repair and Maintenance	Term Note	15%	14.99	13.85

U & A Food and Fuel, Inc. dba Express Gas & Food Mart 1345 Wampanoag Trail East Providence, RI 02915	Gasoline Stations	Term Note	25%	93.64	95.94

Pioneer Windows Manufacturing Corp. 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Note	25%	246.23	224.36

R & J Petroleum LLC (EPC) Manar USA, Inc. 305 Quincy Shore Drive Quincy, MA 02107	Gasoline Stations	Term Note	25%	175.09	175.36

PGH Groceries LLC DBA The Great American Super 51 North Main Street Bainbridge, NY 13733	Food and Beverage Stores	Term Note	25%	66.89	66.22

St Judes Physical Therapy P.C. 7712 Fourth Ave Brooklyn, NY 11209	Ambulatory Health Care Services	Term Note	15%	18.57	18.42

Hi-Def Imaging, Inc. dba SpeedPro Imaging 3580 Progress Drive, Unit Q Bensalem, PA 19020	Printing and Related Support Activities	Term Note	15%	19.64	17.83

Reidville Hydraulics & Mfg Inc. dba Summit Farms LLC. 175 Industrial Lane Torrington, CT 06790	Machinery Manufacturing	Term Note	10%	258.80	254.14

Big Apple Entertainment Partners, LLC. 234 West 42nd Street New York, NY 10036	Amusement, Gambling, and Recreation Industries	Term Note	25%	161.81	134.50

Chickamauga Properties, Inc. and MSW Enterprises, LLP. 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Note	25%	52.48	52.05

ATC Fitness LLC dba Around the Clock Fitness 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Note	25%	161.73	153.50

Spire Investment Partners, LLC. 1840 Michael Faraday Ste 105 Reston, VA 20190	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	25%	225.63	187.55

LA Diner Inc. dba Loukas L A Diner 3205 Route 22 East Branchburg, NJ 08876	Food Services and Drinking Places	Term Note	25%	658.82	675.02

Feinman Mechanical, LLC. 7681 Tim Avenue NW Canton, OH 44720	Specialty Trade Contractors	Term Note	25%	305.20	280.52

KabaFusion Holdings, LLC, KabaFusion, LLC & Health Care Services, Inc. 4650 W Arrow Highway Montclair, CA 91763	Ambulatory Health Care Services	Term Note	25%	16.26	14.42

Dill Street Bar and Grill Inc and WO Entertainment, Inc. 1708 University Avenue Muncie, IN 47303	Food Services and Drinking Places	Term Note	25%	114.54	102.25

University Park Retreat, LLC. 5275 University Parkway # 110 Bradenton, FL 34201	Personal and Laundry Services	Term Note	25%	66.16	65.63

Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery 22022 Marshall Road Mandeville, LA 70471	Food and Beverage Stores	Term Note	25%	179.51	175.53

Europlast Ltd. 100 Industrial Lane Endeavor, WI 53930	Plastics and Rubber Products Manufacturing	Term Note	25%	684.68	673.09

LaSalle Market and Deli EOK Inc and Rugen Realty LLC. 101-106 Main Street Collinsville, CT 06022	Food Services and Drinking Places	Term Note	25%	244.57	237.15

O’Rourkes Diner LLC dba O’Rourke’s Diner 728 Main Street Middletown, CT 06457	Food Services and Drinking Places	Term Note	25%	63.50	60.89

AdLarge Media LLC dba AdLarge Media LLC. 475 Park Avenue South New York, NY 10016	Professional, Scientific, and Technical Services	Term Note	25%	218.00	181.21

Vision Network Solutions, Inc. 8436 Vagabond Court North Maple Grove, MN 55311	Professional, Scientific, and Technical Services	Term Note	15%	16.98	14.21

Paramount Games, Inc. dba Paramount Games, Inc. 30 Mill Street Wheatland, PA 16161	Miscellaneous Manufacturing	Term Note	25%	656.54	630.87

Michael J. Speeney & Joyce Speeney, R2 Tape, Inc. 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Note	25%	355.71	364.46

R2 Tape Inc dba Presto Tape 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Note	25%	133.88	132.81

KabaFusion Holdings LLC KabaFusion LLC Home Care Services Inc. 17777 Center Court Drive, Ste. 550 Cerritos, CA 90703	Ambulatory Health Care Services	Term Note	25%	387.88	327.74

AJK Enterprise LLC dba AJK Enterprise LLC. 1901 Naylor Road, SE Washington, DC 20020	Truck Transportation	Term Note	15%	14.33	14.22

New Image Building Services, Inc. dba New Image Repair Services 320 Church Street Mount Clemens, MI 48043	Repair and Maintenance	Term Note	25%	276.55	257.78

Suncoast Aluminum Furniture, Inc. 6291 Thomas Road Fort Myers, FL 33912	Furniture and Related Product Manufacturing	Term Note	10%	348.45	357.02

Matchless Transportation LLC dba First Class Limo 31525 Aurora Road # 5 Solon, OH 44139	Transit and Ground Passenger Transportation	Term Note	25%	160.78	147.31

Hofgard & Co., Inc. dba HofgardBenefits 5353 Manhattan Circle, Ste 200 Boulder, CO 80303	Insurance Carriers and Related Activities	Term Note	25%	91.90	87.46

Georgia Safe Sidewalks LLC. 7403 16th Avenue NW Bradenton, FL 34209	Specialty Trade Contractors	Term Note	15%	12.68	12.55

Scoville Plumbing & Heating Inc. and Thomas P. Scoville 311 South Main Street Torrington, CT 06790	Specialty Trade Contractors	Term Note	25%	44.68	43.43

WPI, LLC. 16685 150th Street Spring Lake, MI 49456	Transportation Equipment Manufacturing	Term Note	10%	114.36	113.73

Central Tire, Inc. dba Cooper Tire & Auto Services 1111 S Tillotson Avenue Muncie, IN 47304	Repair and Maintenance	Term Note	25%	278.09	270.12

Havana Central (NY) 5, LLC. 630 Old Country Road, Room 1161 C Garden City, NY 11530	Food Services and Drinking Places	Term Note	25%	1,033.21	970.08

Karykion, Corporation dba Karykion Corporation 101 Wall Street Princeton, NJ 08540	Professional, Scientific, and Technical Services	Term Note	25%	166.78	165.12

Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change 4300 Monticello Blvd South Euclid, OH 44121	Repair and Maintenance	Term Note	25%	67.23	66.89

KIND-ER-ZZ Inc dba Kidville 30 Maple Street Summit, NJ 07901	Educational Services	Term Note	25%	42.13	35.18

Graphish Studio, Inc. and Scott Fishoff 231 Main Street Stanford, CT 06901	Professional, Scientific, and Technical Services	Term Note	15%	17.23	14.29

Four FiftyThree Realty LLC and Milano Series International Products LT 453 N Macquesten Parkway Mount Vernon, NY 10552	Merchant Wholesalers, Durable Goods	Term Note	25%	213.63	218.49

TNDV: Television LLC. 515 Brick Church Park Drive Nashville, TN 37207	Motion Picture and Sound Recording Industries	Term Note	25%	108.49	101.10

Lefont Theaters, Inc. 5920 Roswell Road Atlanta, GA 30328	Motion Picture and Sound Recording Industries	Term Note	25%	115.63	106.53

Craig R Freehauf d/b/a Lincoln Theatre 120 College Street, East Fayetteville, TN 37334	Performing Arts, Spectator Sports, and Related Industries	Term Note	25%	36.14	35.79

Spectrumit, Inc, (OC) dba LANformation 1101 N Palafox Street Pensacola, FL 32501	Professional, Scientific, and Technical Services	Term Note	25%	144.52	139.26

5091 LLC and TR/AL LLC d/b/a Cafe Africana 5091 East Colfax Avenue Denver, CO 80220	Food Services and Drinking Places	Term Note	25%	117.02	116.24

ALF, LLC. (EPC) Mulit-Service Eagle Tires (OC) 1985 B Street Colorado Springs, CO 80906	Motor Vehicle and Parts Dealers	Term Note	25%	60.50	59.68

Christou Real Estate Holdings LLC. dba Tops American Grill 351 Duanesburg Road Schenectady, NY 12306	Food Services and Drinking Places	Term Note	25%	273.25	275.52

Tracey Vita-Morris dba Tracey Vita’s School of Dance 4181 9th Avenue West Bradenton, FL 34025	Performing Arts, Spectator Sports, and Related Industries	Term Note	15%	18.99	15.75

STK Ventures Inc dba JP Dock Service & Supply 12548 N State Highway 7 Climax Springs, MO 65324	Specialty Trade Contractors	Term Note	25%	127.14	124.40

Bisson Transportation, Inc. 85 Eisenhower Drive Westbrook, ME 04011	Truck Transportation	Term Note	25%	570.40	546.15

Bisson Moving & Storage Company Bisson Transportation Inc. 85 Eisenhower Drive Westbrook, ME 04011	Truck Transportation	Term Note	25%	463.39	433.30

Fair Deal Food Mart Inc. dba Neighbors Market 775 Beaver Ruin Road Lilburn, GA 30047	Gasoline Stations	Term Note	25%	366.87	375.21

Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Rd Rose City, MI 48654	Broadcasting (except Internet)	Term Note	25%	106.48	105.43

Tanner Optical, Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas, GA 31533	Ambulatory Health Care Services	Term Note	15%	6.92	6.71

Gator Communications Group LLC. dba Harvard Printing Group 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Note	25%	194.88	173.26

Zane Filippone Co Inc. dba Culligan Water Conditioning 18 North Field Avenue West Orange, NJ 07052	Nonstore Retailers	Term Note	25%	471.99	438.22

Indoor Playgrounds Limited Liability Company dba Kidville 20 Grand Avenue Englewood, NJ 07631	Educational Services	Term Note	15%	13.73	13.59

Access Staffing, LLC. 360 Lexington Avenue, 8th Floor New York, NY 10017	Administrative and Support Services	Term Note	25%	155.67	129.11

Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps 690 South Creek Road West Chester, PA 19382	Amusement, Gambling, and Recreation Industries	Term Note	25%	215.95	218.23

Gator Communications Group LLC. dba Harvard Printing Group 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Note	25%	396.30	352.39

Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners 1714 Avondale Haslet Road Haslet, TX 76052	Amusement, Gambling, and Recreation Industries	Term Note	25%	726.07	1,368.41

Manuel P. Barrera and Accura Electrical Contractor, Inc. 6187 NW 167th Street Unit H3 Miami, FL 33015	Specialty Trade Contractors	Term Note	25%	94.56	84.50

Shweiki Media, Inc. dba Study Breaks Magazine 4954 Space Center Drive San Antonio, TX 78218	Publishing Industries (except Internet)	Term Note	25%	1,066.12	990.08

BCD Holdings, LLC. and H-MA, LLC d/b/a/ Hawaii Mainland Administrators 1600 West Broadway Road #300 Tempe, AZ 85282	Insurance Carriers and Related Activities	Term Note	25%	362.20	306.20

ATC Fitness, LLC. 1140 Ceitus Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Note	15%	8.39	8.31

Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen 213 East Route 38 Rochelle, IL 61068	Food Services and Drinking Places	Term Note	25%	133.01	132.43

ATI Jet, Inc., ATI Jet Sales, LLC and Tohme Family Trust 7007 Boeing Drive El Paso, TX 79925	Air Transportation	Term Note	25%	767.75	750.60

J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company 2900 South 20th Street Philadelphia, PA 19145	Furniture and Home Furnishings Stores	Term Note	25%	474.33	489.36

Drivertech, LLC. 1960 S. Milestone Drive, Unit B Salt Lake City,UT 84104	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	25%	251.65	225.89

K’s Salon 1, LLC. d/b/a K’s Salon 162 West 84th Street New York, NY 10024	Personal and Laundry Services	Term Note	25%	59.58	53.48

15 Frederick Place LLC. & Pioneer Windows Holdings Inc. 15 Frederick Place Hicksville, NY 11801	Fabricated Metal Product Manufacturing	Term Note	25%	203.89	202.34

M & H Pinestraw, Inc. and Harris L. Maloy 62 Matt Maloy Lane Rhine, GA 31077	Merchant Wholesalers, Nondurable Goods	Term Note	25%	190.51	179.35

Maciver Corporation dba Indie Rentals & Division Camera 7022 W Sunset Boulevard Hollywood, CA 90028	Rental and Leasing Services	Term Note	25%	105.58	103.86

GP Enterprises LLC and Gibson Performance Corporation 1270 Webb Circle Corona, CA 92879	Fabricated Metal Product Manufacturing	Term Note	25%	694.32	716.33

GP Enterprises, LLC and Gibson Performance Corporation 1270 Webb Circle Corona, CA 92879	Fabricated Metal Product Manufacturing	Term Note	25%	498.71	514.52

Taylor Transport, Inc. 1708 HWY 113 SW Cartersville, GA 30120	Truck Transportation	Term Note	25%	412.38	400.98

City Sign Service, Incorporated 3914 Elm Street Dallas, TX 75226	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	25%	146.61	144.27

Scent-Sation, Inc. d/b/a Scent-Sation, Inc. 350 5th Avenue New York, NY 10118	Textile Product Mills	Term Note	25%	293.77	291.52

Thomas P. Scoville dba Scoville Plumbing & Heating, Inc. 311 South Main Street Torrington, CT 16790	Specialty Trade Contractors	Term Note	25%	50.16	49.66

MRM Supermarkets, Inc. dba Constantin’s Breads 2660 Brenner Drive Dallas, TX 75220	Food Manufacturing	Term Note	25%	110.32	100.44

KabaFusion Holdings, LLC and Home Care Services, Inc. and KabaFusion 11818 Rosecrans Ave, Suite A Norwalk, CA 90650	Ambulatory Health Care Services	Term Note	25%	251.82	228.02

K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc. 309 West Washington Street #1225 Chicago, IL 60606	Publishing Industries (except Internet)	Term Note	25%	46.76	42.56

Keans Korner, LLC d/b/a MobiMart 16 South Avenue New Canaan, CT 06840	Gasoline Stations	Term Note	25%	891.78	908.36

28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma 28-28 1/2 Cornelia Street New York, NY 10014	Food Services and Drinking Places	Term Note	15%	17.88	17.75

PTK, Incorporated dba Night N Day 24 HR Convenience Store 5026 Benning Rd SE Washington, DC 20019	Food and Beverage Stores	Term Note	25%	130.50	133.30

C & G Engines Corp. 7982 NW 56 St Doral, FL 33166	Transportation Equipment Manufacturing	Term Note	25%	831.68	776.58

39581 Garfield, LLC and Tri County Neurological Associates, P.C. 39581 Garfield Road Clinton Township, MI 48038	Ambulatory Health Care Services	Term Note	25%	78.94	81.42

Robert E. Caves, Sr. and American Plank dba Caves Enterprises 40515 Pumpkin Center Road Hammond, LA 70403	Merchant Wholesalers, Durable Goods	Term Note	25%	238.14	232.76

39581 Garfield, LLC and Tricounty Neurological Associates, P.C. 39581 Garfield Road Clinton Township, MI 48038	Ambulatory Health Care Services	Term Note	25%	26.95	27.80

Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not 234 West 42nd Street New York, NY 10036	Amusement, Gambling, and Recreation Industries	Term Note	25%	839.80	753.83

Polymer Sciences, Inc. dba Polymer Sciences, Inc. 5800 Wheaton Drive, SW Atlanta, GA 06516	Plastics and Rubber Products Manufacturing	Term Note	25%	401.05	413.76

Equity National Capital LLC & Chadbourne Road Capital, LLC. 331 Newman Springs Road, Suite 310 Red Bank, NJ 07701	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	25%	49.25	45.34

Bryan Bantry Inc. 900 Broadway Suite 400 New York, NY 10003	Performing Arts, Spectator Sports, and Related Industries	Term Note	25%	215.69	193.61

Sure Fire Protection Company Incorporated. 4141 Pestana Place Fremont, CA 94538	Specialty Trade Contractors	Term Note	10%	14.19	12.73

Michael S. Decker & Janet Decker dba The Hen House Café 401 Caribou Street Simla, CO 80835	Food Services and Drinking Places	Term Note	15%	15.60	15.73

SBR Technologies d/b/a Color Graphics 2525 South 900 West Salt Lake City, UT 84119	Professional, Scientific, and Technical Services	Term Note	25%	621.68	606.07

Gator Communications Group LLC. dba Harvard Printing Group 175 US Highway 46 West Fairfield, NJ 07004	Printing and Related Support Activities	Term Note	25%	462.48	450.79

Qycell Corporation 600 South Etiwanda Avenue Ontario, CA 91761	Plastics and Rubber Products Manufacturing	Term Note	25%	138.19	137.14

Trademark Equipment Company Inc and David A. Daniel 5690 Pine Lane Circle Bessemer, AL 35022	Miscellaneous Store Retailers	Term Note	25%	126.53	128.10

Valiev Ballet Academy, Inc. 635 - 637 Londonderry Lane Denton, TX 76205	Performing Arts, Spectator Sports, and Related Industries	Term Note	25%	86.67	87.03

A & A Auto Care, LLC d/b/a A & A Auto Care, LLC. 11 Old York Road BridgeWater, NJ 18807	Repair and Maintenance	Term Note	25%	95.73	98.52

LaHoBa, LLC. d/b/a Papa John’s 3001 Pontchartrain Drive Slidell, LA 70458	Food Services and Drinking Places	Term Note	25%	72.89	75.20

Kelly Chon LLC dba Shi-Golf 1646 25th Ave NE Issaquah, WA 98029	Merchant Wholesalers, Durable Goods	Term Note	10%	10.01	9.93

MTV Bowl, Inc. dba Legend Lanes 4190 State Road Cuyahoga Falls, OH 44223	Amusement, Gambling, and Recreation Industries	Term Note	25%	234.85	234.38

Jenny’s Wunderland, Inc. 3666 East 116th Cleveland, OH 44105	Social Assistance	Term Note	25%	152.40	150.33

Lavertue Properties LLP dba Lavertue Properties 24 Wakefield Street Rochester, NH 13867	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	25%	42.44	43.40

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP 4920 Lincoln Avenue Route 53 Lisle, IL 60532	Amusement, Gambling, and Recreation Industries	Term Note	25%	326.66	336.28

Spire Investment Partners, LLC. 1840 Michael Faraday Dr. Ste 105 Reston, VA 20190	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	25%	191.67	171.60

Custom Software, Inc. a Colorado Corporation dba M-33 Access 380 E. Borden Road Rose City, MI 48654	Professional, Scientific, and Technical Services	Term Note	25%	332.15	328.83

Red Star Incorporated dba Pro Import Company 2862 Nagle Street Dallas, TX 75220	Merchant Wholesalers, Nondurable Goods	Term Note	25%	174.63	176.55

Pierce Developments, Inc. dba Southside Granite 301-307 Chalker Street Dothan, AL 36301	Merchant Wholesalers, Durable Goods	Term Note	25%	241.94	239.68

Major Queens Body & Fender Corp. 10 Erasmus Street Brooklyn, NY 11226	Repair and Maintenance	Term Note	10%	22.20	21.98

J&K Fitness, LLC dba Physiques Womens Fitness Center 2505 Verot School Road Lafayette, LA 70508	Amusement, Gambling, and Recreation Industries	Term Note	25%	425.73	430.49

Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co. 1790 Broadway Suite 716 New York, NY 10019	Merchant Wholesalers, Nondurable Goods	Term Note	25%	48.17	43.39

Fleming Marketing, LLC dba Instant Imprints of Longmont 372 Main Street Longmont, CO 80501	Printing and Related Support Activities	Term Note	15%	5.63	5.45

Demand Printing Solutions, Inc. and MLM Enterprises, LLC. 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Note	15%	12.58	12.46

Modern on the Mile, LLC. dba Ligne Roset 162 N. 3rd Street Philadelphia, PA 19106	Furniture and Home Furnishings Stores	Term Note	25%	160.87	151.86

Home Care Services, Inc. and KabaFusion, LLC. 11818 Rosecrans Avenue, Suite A Norwalk, CA 90650	Ambulatory Health Care Services	Term Note	25%	316.91	286.27

MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park 18311 North Creek Drive, Suite J Tinley Park, IL 60477	Ambulatory Health Care Services	Term Note	25%	34.55	30.93

Music Mountain Water Company, LLC. 301 East Herndon Shreveport, LA 71101	Beverage and Tobacco Product Manufacturing	Term Note	10%	129.70	133.52

Profile Performance, Inc. and Eidak Real Estate, L.L.C. 44600 Michigan Avenue Canton, MI 48188	Repair and Maintenance	Term Note	25%	119.93	123.29

Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store 2267 Fernberg Trail Ely, MN 55731	Nonstore Retailers	Term Note	25%	121.77	125.36

3 A Realty, LLC. dba Interior Climate Solutions, Inc. 1135 36th Street Brooklyn, NY 11218	Specialty Trade Contractors	Term Note	25%	159.83	157.83

Maciver Corporation dba Indie Rentals 7022 W. Sunset Blvd Los Angeles, CA 90028	Rental and Leasing Services	Term Note	25%	468.79	463.16

Danjam Enterprises, LLC dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Note	15%	2.85	2.80

JOKR Enterprises, PLLC d/b/a Forney Kwik Kar 304 W. Broad St. Forney, TX 75126	Repair and Maintenance	Term Note	25%	274.26	275.36

Danjam Enterprises, LLC. dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Note	10%	74.28	73.86

Michael S. Korfe dba North Valley Auto Repair 7516 B 2nd Street, NW Albuquerque, NM 87107	Repair and Maintenance	Term Note	10%	14.56	14.99

Actknowledge,Inc. 365 Fifth Avenue New York, NY 10016	Personal and Laundry Services	Term Note	25%	42.62	38.16

Food & Beverage Associates Of N.J. Inc. 8 West Main Street, Suit F Farmingdale, NJ 07727	Food Services and Drinking Places	Term Note	10%	7.16	7.09

Stamford Car Wash d/b/a Stamford Car Wash 229-235 Greenwich Avenue Greenwich, CT 06830	Repair and Maintenance	Term Note	15%	18.52	19.06

Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins 440-A Forest Avenue Paramus, NJ 07652	Food and Beverage Stores	Term Note	10%	113.89	104.50

LRCSL, LLC. dba Daybreak Fruit and Vegetable Company 1661 Interstate 30 West Greenville, TX 75402	Food and Beverage Stores	Term Note	10%	55.24	49.76

Stephen Frank, Patricia Frank and Suds Express LLC. 520 E. 8th Street Anderson, IN 46012	Ambulatory Health Care Services	Term Note	10%	50.09	49.85

SuzyQue’s LLC. dba Suzy Que’s 34 South Valley Road West Orange, NJ 07052	Food Services and Drinking Places	Term Note	10%	57.38	58.67

Little People’s Village, LLC. 904 North 66th Street Philadelphia, PA 19151	Social Assistance	Term Note	10%	29.06	29.92

Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County 5 Assinippi Avenue Hanover, MA 02339	Ambulatory Health Care Services	Term Note	10%	9.09	8.13

Seagate Group Holdings, Inc. dba Seagate Logistics, Inc. 64-68 North Central Avenue Valley Stream, NY 11580	Support Activities for Transportation	Term Note	10%	105.94	109.06

Nicholas Dugger dba TNDV: Television LLC. 4163 Highway 96 Burns, TN 37029	Professional, Scientific, and Technical Services	Term Note	10%	74.34	66.56

Metro Used Cars Inc. dba Metro Auto Center 4497 Harrison Avenue Cincinnati, OH 45211	Motor Vehicle and Parts Dealers	Term Note	10%	101.23	99.38

Patrageous Enterprises, LLC . dba Incredibly Edible Delites of Laurel 604 Main Street Laurel, MD 20707	Food and Beverage Stores	Term Note	10%	5.41	5.06

Chickamauga Properties,Inc., MSW Enterprises, LLP 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Note	10%	177.05	183.07

Chickamauga Properties, Inc., MSW Enterprises, LLP 214 Sutherland Way Rocky Face, GA 30740	Amusement, Gambling, and Recreation Industries	Term Note	10%	69.68	72.05

Marine Container Services, Inc. & Management Consulting Brokerage, Inc. 802-814 Bergen Street Newark, NJ 07105	Truck Transportation	Term Note	10%	36.12	35.79

Shree OM Lodging, LLC dba Royal Inn 2030 W. Northwest Highway Dallas, TX 75220	Accommodation	Term Note	10%	25.83	26.46

Svetavots Corporation dba Brightstar Healthcare of Montgomery County 10400 Connecticut Avenue Suite 404 Kensington, MD 20895	Ambulatory Health Care Services	Term Note	10%	14.71	13.75

Lodin Medical Imaging, LLC. dba Watson Imaging Center 3915 Watson Road St. Louis, MO 63109	Ambulatory Health Care Services	Term Note	10%	46.60	46.16

Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center 2879 Limekiln Pike Glenside, PA 19038	Repair and Maintenance	Term Note	10%	31.68	32.71

Justforfungames, Inc. 3000 N. Sterling Avenue Peoria, IL 61604	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	10%	45.67	47.19

Any Garment Cleaner-East Brunswick, Inc. 395B State Route 18 East Brunswick, NJ 08816	Personal and Laundry Services	Term Note	10%	25.61	25.37

Lebenthal & Co., LLC and Lebenthal Holdings LLC 230 Park Avenue, 32nd Floor New York, NY 10169	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	10%	142.40	133.12

West Cobb Enterprises, Inc. and Advanced Eye Associates, L.L.C. 2645 Dallas Hwy, Suite 100 Marietta, GA 30064	Ambulatory Health Care Services	Term Note	10%	138.53	143.24

Somerset Rehabilitation Services, P.A. and William Kasserman 903 Route 202 Raritan, NJ 08869	Ambulatory Health Care Services	Term Note	10%	28.16	27.89

Lincoln Park Physical Therapy 212 Main Street Lincoln Park, NJ 07405	Ambulatory Health Care Services	Term Note	10%	30.68	30.40

R2 Tape, Inc. dba Presto Tape and Michael J.and Joyce Spenney 1626 Bridgewater Road Bensalem, PA 19020	Merchant Wholesalers, Nondurable Goods	Term Note	13%	158.48	156.63

Bright Blooms, LLC dba BrightStar of Boise 802 West Bannock Street Boise, ID 83702	Ambulatory Health Care Services	Term Note	10%	17.26	17.10

Jade Automotive d/b/a Sears Hometown Store 4035 S Michigan Street South Bend, IN 46614	Furniture and Home Furnishings Stores	Term Note	25%	136.68	141.33

Stamford Property Holdings, LLC. & Stamford Car Wash, LLC. 229-235 Greenwich Avenue Stamford, CT 06830	Personal and Laundry Services	Term Note	10%	114.63	118.53

Wise Forklift Inc. 107 Commercial Lane Dothan, AL 36305	Motor Vehicle and Parts Dealers	Term Note	25%	206.87	204.95

Epazz, Inc. 309 West Washington Street# 1225 Chicago, IL 60606	Publishing Industries (except Internet)	Term Note	10%	12.87	12.03

Elan Realty, LLC and Albert Basse Asociates, Inc. 175 Campanelli Park Way Stroughton, MA 02072	Printing and Related Support Activities	Term Note	13%	211.58	218.76

Success Express, Inc. 550 Eighth Avenue New York, NY 10018	Couriers and Messengers	Term Note	25%	63.90	59.73

Adams & Hancock LLC. 10100 Santa Fe Drive Overland Park, KS 66212	Ambulatory Health Care Services	Term Note	15%	8.58	8.50

Modern Manhattan, LLC. 162 N 3rd Street Philadelphia, PA 19106	Furniture and Home Furnishings Stores	Term Note	12%	142.49	135.05

Dirk’s Trucking, L.L.C. dba Dirk’s Trucking 1041 John D Hebert Rd Breaux Bridge, LA 70517	Truck Transportation	Term Note	15%	12.40	12.17

Moore Medical Inc dba Pontchartrain Orthotics & Prosthetics Sports Med 4061 Hwy 59 Manderville, LA 70471	Merchant Wholesalers, Durable Goods	Term Note	15%	11.21	10.76

North East Louvers, Inc. 481 Industrial Park Drive Miffintown, PA 17059	Fabricated Metal Product Manufacturing	Term Note	10%	38.53	39.00

Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery 2320 2nd Street Albuquerque, NM 87107	Repair and Maintenance	Term Note	25%	46.44	48.02

Newsome Trucking Inc. and Kevin Newsome 159 River Road Ground, GA 30107	Truck Transportation	Term Note	25%	392.67	406.01

California College of Communications, Inc. 1265 El Camino Real Santa Clara, CA 95050	Educational Services	Term Note	25%	121.88	113.93

DDLK Investments LLC d/b/a Smoothie King 251 Rock Road Glen Rock, NJ 07542	Food Services and Drinking Places	Term Note	15%	4.82	4.77

Kino Oil of Texas, LLC. dba Kino Oil 1752 US Highway 87 Fredericksburg, TX 78624	Merchant Wholesalers, Nondurable Goods	Term Note	10%	41.36	38.66

Kino Oil of Texas LLC. dba Kino Company and B&D Oil 1752 US Hwy 87 Fredericksburg, TX 78624	Merchant Wholesalers, Nondurable Goods	Term Note	15%	10.97	11.34

Varjabedian Attorneys PC. 29777 Telegraph Road Southfield, MI 48034	Professional, Scientific, and Technical Services	Term Note	10%	5.53	5.17

Planet Verte,LLC d/b/a Audio Unlimited 119 Engineers Drive Hicksville, NY 11801	Professional, Scientific, and Technical Services	Term Note	25%	27.64	25.87

Sunmar, Inc. dba Creative Cooking 1835 Boston Post Rd Westbrook, CT 06498	Food Services and Drinking Places	Term Note	10%	47.88	49.50

B-Tec, LLC. dba B-Tec 2904 Graneros Lane Pueblo, CO 81005	Professional, Scientific, and Technical Services	Term Note	25%	38.79	40.07

Members Only Software 1806 T Street Washington, DC 20009	Professional, Scientific, and Technical Services	Term Note	10%	27.62	27.36

New Life Holdings, LLC and Certified Collision Services, Inc. 705 Matthews Township Parkway Matthews, NC 28105	Repair and Maintenance	Term Note	10%	70.26	72.07

Quest Logic Investments, LLC. dba Dairy Queen 340 S.1st Street Zionsville, IN 46077	Food Services and Drinking Places	Term Note	10%	96.96	100.01

ActKnowledge,Inc. Fifth Avenue New York, NY 10016	Personal and Laundry Services	Term Note	10%	33.79	33.39

I-90 RV & Auto Supercenter 4505 South I-90 Service Road Rapid City, SD 57703	Motor Vehicle and Parts Dealers	Term Note	10%	69.12	71.29

WeaverVentures, Inc. dba The UPS Store 16869 SE 65th Avenue Lake Oswego, OR 97035	Postal Service	Term Note	10%	16.18	15.12

Zouk, Ltd. dba Palma 28 Cornelia Street New York, NY 10014	Food Services and Drinking Places	Term Note	10%	18.98	18.80

Emotion in Motion Dance Center Limited Liability Company dba Emotio 1833 Route 35 North Middletown, NJ 07748	Personal and Laundry Services	Term Note	10%	3.05	2.85

CJ Park Inc. dba Kidville Midtown West 515 West 51st Street New York, NY 10019	Educational Services	Term Note	10%	14.48	13.50

H.H. Leonards Trust and Potomac Fund LLC. 2016 - 2024 O Street N.W. Washington, DC 20036	Accommodation	Term Note	10%	25.71	25.47

Tanner Optical Inc. dba Murphy Eye Care 305 Shirley Avenue Douglas, GA 31533	Ambulatory Health Care Services	Term Note	10%	87.46	90.22

B&B Fitness and Barbell, Inc. dba Elevations Health Club Route 611 North Scotrun, PA 18355	Amusement, Gambling, and Recreation Industries	Term Note	14%	223.89	227.61

M & H Pine Straw, Inc. and Harris Maloy 62 Matt Maloy Lane Rhine, GA 31077	Support Activities for Agriculture and Forestry	Term Note	15%	44.52	43.89

Excel RP, Inc./Kevin and Joann Foley 6531 Park Avenue Allen Park, MI 48101	Machinery Manufacturing	Term Note	10%	43.13	43.79

ValleyStar, Inc. dba BrightStar Healthcare 6442 Coldwater Canyon North Hollywood, CA 91606	Ambulatory Health Care Services	Term Note	10%	5.03	4.69

ValleyStar, Inc. dba BrightStar HealthCare 6442 Coldwater Canyon North Hollywood, CA 91606	Ambulatory Health Care Services	Term Note	100%	4.08	3.80

Dr. Nelson T. Goff dba Family Chiropractic 57374 29 Palms Highway Yucca Valley, CA 92284	Ambulatory Health Care Services	Term Note	10%	28.79	29.70

Atlanta Vascular Research Organization, Inc. 5673 Peachtree Dunwoody Road, Suite 440 Atlanta, GA 30342	Professional, Scientific, and Technical Services	Term Note	10%	16.68	16.52

Diag, LLC. dba Kidville 4825 Bethesda Avenue Bethesda, MD 20814	Educational Services	Term Note	10%	24.89	23.20

GMA Care, Inc. dba Brighstar of Edison 31 Skelton Road Piscataway, NJ 08854	Ambulatory Health Care Services	Term Note	10%	9.05	8.46

M & H Pine Straw, Inc. and Harris L. Maloy 62 Matt Maloy Lane Rhine, GA 31077	Support Activities for Agriculture and Forestry	Term Note	14%	115.44	114.07

Clearbay Enterprises,Inc. dba First Class Kennels 701 S. Lincoln Street Dallas, NC 28034	Personal and Laundry Services	Term Note	10%	54.61	56.19

New Economic Methods LLC. dba Rita’s 1014 H Street NE Washington, DC 20002	Food Services and Drinking Places	Term Note	10%	1.16	1.15

Danjam Enterprises, LLC. dba Ariel Dental Care 1-3 Plattekill Avenue New Paltz, NY 12561	Ambulatory Health Care Services	Term Note	12%	187.59	191.43

Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail 206 McDonald Avenue South Daytona, FL 32119	Amusement, Gambling, and Recreation Industries	Term Note	10%	4.12	3.84

Marine Container Services, Inc. 802-814 Bergen Street Newark, NJ 07108	Truck Transportation	Term Note	10%	93.14	92.04

JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook 1112 South Washington Street Naperville, IL 60540	Ambulatory Health Care Services	Term Note	10%	9.84	9.18

Caring Hands Pediatrics,P.C. dba Caring Hands Pediatrics 183-11 Hillside Avenue Jamaica, NY 11432	Ambulatory Health Care Services	Term Note	10%	9.53	8.89

Platinum Operating Co, LLC. dba Meineke Car Care Center 28401 N. Harwood Road North Richland, TX 76180	Repair and Maintenance	Term Note	10%	69.60	71.49

Lahoba,LLC. dba Papa John’s Pizza 620 W. Judge Perez Drive Chalmette, LA 70163	Food Services and Drinking Places	Term Note	10%	38.86	39.89

Adams and Hancock, LLC. dba BrightStar Overland Park 10100 Santa Fe Drive Overland Park, KS 66212	Ambulatory Health Care Services	Term Note	10%	23.84	22.92

ATC Fitness LLC. dba Around the Clock Fitness 1140 Cetius Terrace Cape Coral, FL 33991	Amusement, Gambling, and Recreation Industries	Term Note	10%	8.83	8.70

Animal Intrusion Prevention Systems Holding Company, LLC. 3330 North Beach Street Haltom City, TX 76111	Administrative and Support Services	Term Note	10%	98.69	97.68

Music Mountain Water Company, LLC. dba Music Mountain Water Co. 301 East Herndon Shreveport, LA 71101	Beverage and Tobacco Product Manufacturing	Term Note	11%	116.55	115.17

Bonet Kidz Inc. dba Kidville 777 White Plains Road Scarsdale, NY 10583	Educational Services	Term Note	10%	6.89	6.81

CMA Consulting dba Construction Management Associates 289 Rickenbacker Circle Livermore, CA 94551	Construction of Buildings	Term Note	10%	35.56	33.98

David A. Nusblatt, D.M.D, P.C. 60 E. 9th Street New York, NY 10003	Ambulatory Health Care Services	Term Note	10%	5.64	5.57

Kids at Play LLC dba Kidville 1202 Shipyard Lane Hoboken, NJ 07030	Social Assistance	Term Note	10%	22.59	21.58

KMC RE, LLC. & B&B Kennels 6004 City Park Road Austin, TX 78730	Personal and Laundry Services	Term Note	10%	53.13	54.43

Demand Printing Solutions, Inc. 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Note	10%	6.22	6.14

Planet Verte, LLC. dba Audio Unlimited of Oceanside 432 Golf Drive Oceanside, NY 11572	Administrative and Support Services	Term Note	10%	34.95	33.46

Demand Printing Solutions, Inc. 3900 Rutledge Road NE Albuquerque, NM 87109	Printing and Related Support Activities	Term Note	10%	134.16	138.74

Lebenthal & Co., LLC and Lebenthal Holdings LLC 230 Park Avenue, 32nd Floor New York, NY 10169	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	5%	57.91	55.18

Supreme Screw Products, Inc. and Misha Migdal 1368 Cromwell Avenue Bronx, NY 10452	Fabricated Metal Product Manufacturing	Term Note	25%	164.96	162.25

Gray Tree Service, Inc. 302 W. Kenneth Mount Prospect, IL 60056	Administrative and Support Services	Term Note	25%	26.19	25.81

Healthcare Interventions, Inc. dba Brightstar HealthCare 14000 Military Trail Delray Beach, FL 33484	Ambulatory Health Care Services	Term Note	15%	1.88	1.84

Envy Salon & Spa LLC 6063 Hollow Knoll Court Springfield, VA 22152	Personal and Laundry Services	Term Note	15%	10.49	10.22

Gourmet to You, Inc. 129 NW 13th Street Boca Raton, FL 33432	Food Services and Drinking Places	Term Note	15%	6.30	6.15

Carnagron LLC dba GearBling 2500 Middlefield Way Mountain View, CA 94043	Apparel Manufacturing	Term Note	15%	3.47	3.38

Grapevine Professional Services, Inc. 9537 Majestic Way Boynton Beach, FL 33437	Administrative and Support Services	Term Note	15%	4.15	4.09

Inflate World Corporation 2552 Merchant Avenue Odessa, FL 33556	Amusement, Gambling, and Recreation Industries	Term Note	15%	2.99	2.94

Hot Buckles, Inc. 4097 N28th Way Hollywood, FL 33020	Apparel Manufacturing	Term Note	25%	28.59	27.84

Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning 11701 Belcher Road South Largo, FL 33773	Specialty Trade Contractors	Term Note	25%	210.99	202.13

Peter Thomas Roth Labs LL 460 Park Avenue New York, NY 10022	Merchant Wholesalers, Durable Goods	Term Note	25%	211.43	206.16

E & J Weston Corporation dba We Are Eyes 698-3 Yamato Road Boca Raton, FL 33431	Ambulatory Health Care Services	Term Note	25%	24.86	24.24

AmpliTech, Inc. 1373 Lincoln Avenue Holbrook, NY 11741	Computer and Electronic Product Manufacturing	Term Note	25%	13.73	13.53

Dream Envy, Ltd. d/b/a Massage Envy 4100 Fortuna Center Plaza Dumfries, VA 22025	Personal and Laundry Services	Term Note	25%	44.26	43.24

K & D Family and Associates, Inc. dba Philly Pretzel Factory 7454 Tidewater Drive Norfolk, VA 23505	Food and Beverage Stores	Term Note	25%	38.66	37.89

Seven Stars Enterprises, Inc. dba Atlanta Bread Company 3185 Eood Ward Crossing Blvd. Buford, GA 30519	Food Services and Drinking Places	Term Note	25%	40.63	39.83

CBA D&A Pope, LLC. dba Christian Brothers Automotive 3790 West Eldorado Parkway McKinney, TX 75070	Repair and Maintenance	Term Note	25%	69.08	67.26

Gilbert Chiropractic Clinic, Inc. 5949 17th Avenue West Bradenton, FL 34209	Ambulatory Health Care Services	Term Note	15%	10.39	10.17

Electric Wonderland, Inc. dba Showroom Seven International 263 11th Avenue New York, NY 10001	Merchant Wholesalers, Nondurable Goods	Term Note	25%	3.96	3.90

Beer Table, LLC. 427 7th Avenue Brooklyn, NY 11215	Food Services and Drinking Places	Term Note	15%	4.19	4.12

D & D’s Divine Beauty School of Esther, LLC. 5524 Germantown Ave Philadelphia, PA 19144	Educational Services	Term Note	25%	53.93	55.39

Daniel S. Fitzpatrick 1708 Royalty Ave. Odessa, TX 79761	Repair and Maintenance	Term Note	15%	4.23	4.14

Burks & Sons Development LLC. dba Tropical Smoothie Café 10011 Estero Town Commons Place Estero, FL 33928	Food Services and Drinking Places	Term Note	25%	22.31	21.92

Shivsakti, LLC. dba Knights Inn 622 East Wythe Street Petersburg, VA 23803	Accommodation	Term Note	25%	80.02	82.41

Bliss Coffee and Wine Bar, LLC. 1402-A Handlir Drive Bel Air, MD 21015	Food Services and Drinking Places	Term Note	25%	73.77	72.02

Zog Inc. 2367 North Penn Road Hatfield, PA 19440	Other Information Services	Term Note	25%	83.63	81.54

Saan M.Saelee dba Saelee’s Delivery Service 905 Balaye Ridge Circle, Apt. 204 Tampa, FL 33619	Truck Transportation	Term Note	15%	4.36	4.25

Enewhere Custom Canvas, LLC. 2730 Gerritsen Avenue Brooklyn, NY 11229	Textile Product Mills	Term Note	15%	5.35	5.23

A & A Acquisition, Inc. dba A & A International 544 Central Drive, Ste. 110 Virginia Beach, VA 23454	Fabricated Metal Product Manufacturing	Term Note	25%	42.89	42.10

All American Printing 3010 SW 14th Place Boynton, FL 33426	Printing and Related Support Activities	Term Note	25%	60.93	62.81

Seo’s Paradise Cleaners, Inc. 467 S. Broadway Salem, NH 03079	Personal and Laundry Services	Term Note	15%	3.84	3.77

Signs of Fortune, LLC. dba FastSigns 6570 South State Street Murray, UT 84107	Miscellaneous Manufacturing	Term Note	25%	357.46	347.22

Margab, Inc. dba Smoothie King 14200 SW 8 Street Unit 102 Miami, FL 33184	Food Services and Drinking Places	Term Note	25%	18.60	18.20

RCB Enterprises, Inc. 1100 Grove Park Circle Boynton Beach, FL 33455	Administrative and Support Services	Term Note	15%	10.82	10.57

Ameritocracy, Inc. dba Ben and Jerry’s 17616 Westward Reach Road Cornelius, NC 28031	Food Services and Drinking Places	Term Note	25%	69.04	67.65

Timothy S. Strange 8125 Headquarters Road Kamay, TX 76369	Repair and Maintenance	Term Note	15%	2.88	2.83

Parties By Pat, Inc. and Jose M. Martinez Jr. 6700 Crandon Boulevard Key Biscayne, FL 33149	Food Services and Drinking Places	Term Note	25%	38.54	37.57

Tammy’s Bakery, Inc. dba Tammy’s Bakery 9443 SW 56th Street Miami, FL 33165	Food Manufacturing	Term Note	25%	30.54	29.77

Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store 11450 Black Forest Drive Colorado Springs, CO 80908	Food and Beverage Stores	Term Note	15%	7.67	7.47

The Design Shop, LLC. 3520 Roxbury Road Charles City, VA 23030	Textile Mills	Term Note	25%	196.78	199.72

MJ Mortgage & Tax Services, Inc. 321 Winners Circle Canonsburg, PA 15317	Credit Intermediation and Related Activities	Term Note	15%	2.62	2.57

Jung Design, Inc. 160 W. Carmel Dri. Suite 240 Carmel, IN 46032	Professional, Scientific, and Technical Services	Term Note	15%	0.32	0.31

Kings Laundry,LLC. 1520 N. Eastern Ave. Las Vegas, NV 89101	Personal and Laundry Services	Term Note	25%	26.66	26.18

Quality Engraving Services Inc. and Ian M. Schnaitman 148 W. Michigan Avenue Marshall, MI 49068	Miscellaneous Store Retailers	Term Note	15%	6.20	6.09

Flourishing Fruits, LLC. dba Edible Arrangements 6001 Winterhaven Albuquerque, NM 87120	Food Manufacturing	Term Note	15%	6.93	6.81

Jebb Consulting, Inc. 2522 Glen Dundee Way San Jose, CA 95148	Professional, Scientific, and Technical Services	Term Note	15%	0.35	0.35

Louis B. Smith dba LAQ Funeral Coach 8451 W. Chicago Detroit, MI 48238	Transit and Ground Passenger Transportation	Term Note	15%	4.99	4.90

Flint Batteries LLC dba Batteries Plus of Flint 2456 S. Center Road, Suite A Burton, MI 48433	General Merchandise Stores	Term Note	15%	3.07	3.01

1911 East Main Street Holdings, Corp. 1911 East Main Street Endicott, NY 13760	Repair and Maintenance	Term Note	15%	13.50	13.88

Metano IBC Services, Inc. and Stone Brook Leasing, LLC. 2 Merkin Drive Perrinevile, NJ 08535	Rental and Leasing Services	Term Note	25%	104.04	102.19

Mala Iyer, MD dba Child and Family Wellness Center 710 Brewester Drive Port Jefferson, NY 11777	Ambulatory Health Care Services	Term Note	25%	19.55	19.06

South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest 12130 S.W. 114th Place Miami, FL 33176	Administrative and Support Services	Term Note	25%	14.70	14.41

Twietmeyer Dentistry PA. 3920 West 31st Street South Wichita, KS 67217	Ambulatory Health Care Services	Term Note	25%	55.66	54.55

Lynden Evans Clarke, Jr. 461 Western Blvd. Jacksonville, NC 28546	Food Services and Drinking Places	Term Note	15%	3.42	3.35

Water Works Laundromat, L.L.C. 968-970 Bergen Street Newark, NJ 07104	Personal and Laundry Services	Term Note	25%	209.98	206.47

L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition 547 NE Bellevue Drive Bend, OR 97701	Clothing and Clothing Accessories Stores	Term Note	15%	3.90	3.82

Dave Kris, and MDK Ram Corp. 15 Elm Park Groveland, MA 01930	Food and Beverage Stores	Term Note	6%	39.37	39.73

Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic 839 Jamacha Road El Cajon, CA 92019	Ambulatory Health Care Services	Term Note	5%	1.42	1.39

Saul A. Ramirez and Norma L. Trujillo 801 South Greenville Avenue Allen, TX 75002	Food Services and Drinking Places	Term Note	15%	1.98	1.94

No Thirst Software LLC. 34 Sunspree Place Spring, TX 77382	Professional, Scientific, and Technical Services	Term Note	15%	1.85	1.80

Zeroln Media LLC. 356 East 12th Street New York, NY 10003	Data Processing, Hosting, and Related Services	Term Note	15%	2.67	2.61

CCIPTA, LLC. 2003 Southern Blvd. SE Rio Rancho, NM 87124	Clothing and Clothing Accessories Stores	Term Note	6%	3.66	3.58

Gill Express Inc. dba American Eagle Truck Wash 12200 N. Holland Oklahoma City, OK 73131	Repair and Maintenance	Term Note	25%	219.21	221.92

Aillaud Enterprises, LLC. 4830 NE Martin Luther King Blvd Portland, OR 97211	Amusement, Gambling, and Recreation Industries	Term Note	5%	1.48	1.45

Kyoshi Enterprises, LLC. 1107 CVS Plaza (Rt. 45) Mantua, NJ 08051	Educational Services	Term Note	15%	7.16	7.00

Spain Street LLC. 1525 Post Alley, #7A Seattle, WA 98104	Food Services and Drinking Places	Term Note	6%	5.33	5.22

Nora A. Palma and Julio O Villcas 302 Davidson Drive Durham, NC 22704	Food Services and Drinking Places	Term Note	6%	3.90	3.82

Misri Liquors, Inc. 21 Wyman Street Stoughton, MA 02072	Food and Beverage Stores	Term Note	25%	21.34	20.87

Jojan, Inc. 220 Congress Park Drive #245 Delray Beach, FL 33445	Professional, Scientific, and Technical Services	Term Note	6%	41.69	41.29

Contractors Pumping Service, Inc. 17150 Celtic St. Granada Hill, CA 91344	Specialty Trade Contractors	Term Note	5%	1.07	1.05

Vincent Allen Fleece dba Living Well Accessories and Water Camel 2400 4th Avenue Seattle, WA 98121	Building Material and Garden Equipment and Supplies Dealers	Term Note	15%	1.04	1.02

Houk Enterprises, Inc. d/b/a Max Muscle 1011 N. Federal Highway Fort Lauderdale, FL 33305	Health and Personal Care Stores	Term Note	25%	8.62	8.53

Smooth Grounds, Inc. 411 S. Belcher Rd., Unit #6 Clearwater, FL 33765	Food Services and Drinking Places	Term Note	25%	42.04	41.11

Barr-None Coating Applicators, Inc. 151 Oak Glen Road Howell, NJ 07731	Specialty Trade Contractors	Term Note	6%	6.71	6.57

Nelson Financial Services, LLC. 5505 W. Chandler Blvd., Suite 17 Chandler, AZ 85226	Scenic and Sightseeing Transportation	Term Note	6%	3.77	3.69

A + Quality Home Health Care, Inc. 1700 NW 64th Street Fort Lauderdale, FL 33309	Ambulatory Health Care Services	Term Note	5%	2.20	2.16

Flint Batteries, LLC. 2450 Center Road Suite A Burton, MI 48433	General Merchandise Stores	Term Note	25%	10.71	10.48

Swerve Salon, LLC. 1419 N. Wells Chicago, IL 60611	Personal and Laundry Services	Term Note	5%	0.09	0.09

Tesserah Tile Design, Inc. 1208 West Evans Ave. Denver, CO 80223	Specialty Trade Contractors	Term Note	15%	1.50	1.46

It’s A Buffalo 2035 Jonathan Moore Pike Columbus, IN 47201	Food Services and Drinking Places	Term Note	25%	53.83	52.64

Pro Levin Yoga, Incorporated 16123 Southwest Freeway Sugar Land, TX 77479	Educational Services	Term Note	15%	4.18	4.08

Cocoa Beach Parasail Corp. 628 Glen Cheek Drive Port Canaveral, FL 32920	Amusement, Gambling, and Recreation Industries	Term Note	15%	2.15	2.10

Maynard Enterprises, Inc. 3745 Mall Drive Texarkana, TX 75503	Miscellaneous Manufacturing	Term Note	5%	1.87	1.83

Fran-Car Corporation dba Horizon Landscape Management 18035 134th Way North Jupiter, FL 33478	Administrative and Support Services	Term Note	15%	184.30	187.23

Head To Toe Personalized Pampering, Inc. 2331 North State Road 7 Lauderhill, FL 33313	Personal and Laundry Services	Term Note	6%	9.95	10.20

Olympia Fields Eyecare, Ltd. 3700 West 203rd Street, Suite 103 Olympia Fields, IL 60461	Ambulatory Health Care Services	Term Note	15%	2.87	2.80

Spencer Fitness, Inc. 256 Mars-Valencia Road Mars, PA 16046	Personal and Laundry Services	Term Note	5%	0.47	0.46

Maxwell Place, LLC. 3200 West Colonial Drive Orlando, FL 32808	Nursing and Residential Care Facilities	Term Note	59%	891.05	870.76

Hyperbaric Medical Technologies, Inc. 12 North Seventh Avenue Mount Vernon, NY 10550	Ambulatory Health Care Services	Term Note	25%	9.78	9.56

Hillside Fence Company, LLC. 2773 NW 26th Street Fort Lauderdale, FL 33311	Specialty Trade Contractors	Term Note	25%	67.45	65.76

The K Dreyer Company 11767 S Dixie Highway Miami, FL 33156	General Merchandise Stores	Term Note	6%	2.89	2.83

Tuan D. Dang, OD, PA. 1930 Country Place Parkway Pearland, TX 77584	Ambulatory Health Care Services	Term Note	25%	16.96	16.49

Christopher F. Bohon & Pamela D. Bohon 11600 County Road 71 Lexington, AL 35648	Social Assistance	Term Note	5%	3.80	3.85

Champion Pest Control Systems, Inc. 5057 Palm Way Lake Worth, FL 33463	Administrative and Support Services	Term Note	6%	4.39	4.29

JackRabbit Sports, Inc. 151 7th Avenue Brooklyn, NY 11215	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	25%	21.75	21.24

My Baby Nest, LLC. 600 Columbus Ave Suite 9H New York, NY 10024	Merchant Wholesalers, Nondurable Goods	Term Note	15%	0.74	0.73

Polaris Press, LLC. 3069 Golansky Boulevard Woodbridge, VA 22192	Printing and Related Support Activities	Term Note	5%	1.25	1.22

NRP Convenience, Inc. 267 Spring St Medford, MA 02155	Food and Beverage Stores	Term Note	6%	1.80	1.76

Shree Om Lodging, LLC. dba Royal Inn 2030 W. Northwest Hwy Dallas, TX 75220	Accommodation	Term Note	6%	67.78	69.29

Daniel Knits, Inc. & J & J Garment, Inc. 74-03 71st Avenue Middle Village, NY 11379	Textile Mills	Term Note	6%	6.68	6.52

Jenchad, Inc. and Chadjen, Inc. 4000 Thor Drive Boynton Beach, FL 33426	Repair and Maintenance	Term Note	15%	87.77	85.62

Pedzik’s Pets, LLC. 762 River Road New Boston, NH 03070	Support Activities for Agriculture and Forestry	Term Note	6%	10.07	10.28

Hyperbaric Medical Technologies, Inc. 59 ChurchStreet Tarrytown, NY 10591	Ambulatory Health Care Services	Term Note	50%	11.82	11.54

Nancy Carapelluci & A & M Seasonal Corner Inc. 1503 Hicksville Road Massapequa, NY 11758	Building Material and Garden Equipment and Supplies Dealers	Term Note	6%	17.73	17.84

Saralar Corporated dba The UPS Store #5232 767 East Falmouth Hwy East Falmouth, MA 02536	Miscellaneous Store Retailers	Term Note	6%	0.96	0.93

TD-Roc’s Inc. 1850 West Bloomfield Rd. Bloomington, IN 47404	Food Services and Drinking Places	Term Note	25%	4.88	4.76

North Castle Sports Associates, LLC. 205 Business Park Drive Armonk, NY 10504	Construction of Buildings	Term Note	6%	0.48	0.47

Major Queens Body & Fender Corp. 10 Erasmus Street Brooklyn, NY 11226	Repair and Maintenance	Term Note	6%	0.66	0.64

Gary L. Lett, D.C. 1509 Hardy Street Hattiesburg, MS 39401	Ambulatory Health Care Services	Term Note	5%	0.28	0.27

Seaghan Entertainment, Inc. DBA Pump It Up 7406 Washington Avenue South Eden Prairie, MN 55344	Social Assistance	Term Note	6%	1.05	1.02

LJ Parker, L.L.C. dba Kwik Kopy Business Center 1205 403 Bellair Blvd. Bellaire, TX 77401	Administrative and Support Services	Term Note	30%	35.66	34.96

Moonlight Multi Media Production, Inc. 2700 West Cypress Creek Road Fort Lauderdale, FL 33309	Other Information Services	Term Note	5%	4.78	4.81

McCallister Venture Group, LLC. and Maw’s Vittles, Inc. 511 South Broad Street Brooksville, FL 34601	Food Services and Drinking Places	Term Note	6%	13.06	13.35

Computer Renaissance dba Dante IT Services, Inc. 12981 Ridgedale Drive (Old) Minnetonka, MN 55305	Electronics and Appliance Stores	Term Note	7%	4.34	4.34

Prince Co., Inc. 2300 S. Broadway and 106 W. 23rd Street Los Angeles, CA 90007	Merchant Wholesalers, Durable Goods	Term Note	6%	32.44	30.47

Chong Hun Im dba Kim’s Market 730 East 28th Street Ogden, UT 84403	Food and Beverage Stores	Term Note	6%	11.88	11.77

H & G Investments, L.C. dba Kwick Kar Josey Lane 2745 Barrington Dr. Plano, TX 75093	Repair and Maintenance	Term Note	20%	94.28	90.02

John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home 102 Sanford Street East Orange, NJ 07018	Personal and Laundry Services	Term Note	6%	13.95	14.21

Center-Mark Car Wash, Ltd. Brunswick Hillls, OH 44212	Specialty Trade Contractors	Term Note	6%	34.80	34.90

Shuttle Car Wash, Inc. dba Shuttle Car Wash 745 Cheney Highway Ttitusville, FL 32780	Repair and Maintenance	Term Note	6%	19.58	19.32

Akshar Group, LLC. dba Amerihost Inn 201 Hospitality Lane Mineral Wells, WV 26150	Accommodation	Term Note	5%	52.01	53.01

Min Hui Lin 1916 Broad Street Lanett, AL 36863	Food Services and Drinking Places	Term Note	5%	20.01	20.33

Delta Partners, LLC. dba Delta Carwash 5640 Indian Crest Lane Olympia, WA 98516	Repair and Maintenance	Term Note	5%	48.09	48.23

Oz B. Zamir dba Zamir Marble & Granite 11336 Goss Street Sun Valley, CA 91352	Specialty Trade Contractors	Term Note	6%	9.42	9.44

D & M Seafood, LLC. d/b/a Rick’s Seafood Highway 351 A Cross City, FL 32628	Food Manufacturing	Term Note	6%	4.09	4.00

Rama, Inc. dba Staybridge Suites 4182 E. Main Street Columbus, OH 43213	Accommodation	Term Note	45%	460.06	446.13

B & J Manufacturing Corporation and Benson Realty Trust 55 Constitution Drive Taunton, MA 02780	Fabricated Metal Product Manufacturing	Term Note	6%	27.98	27.09

RAB Services, Inc. & Professional Floor Installations 110 Gainsboro Circle Chesapeake, VA 23320	Specialty Trade Contractors	Term Note	6%	9.24	9.14

Ralph Werner dba Werner Transmissions 259 East Central Avenue Bangor, PA 18013	Gasoline Stations	Term Note	6%	3.26	3.25

Taste of Inverness, Inc. dba China Garden 1314 US Highway 41 North Inverness, FL 34474	Food Services and Drinking Places	Term Note	6%	10.73	10.40

M. Krishna, Inc. dba Super 8 Motel 140 Vulcan Road Birmingham, AL 35209	Accommodation	Term Note	5%	11.55	11.19

OrthoQuest, P.C. 2336 Wisteria Drive, Suite 430 Snellville, GA 30278	Ambulatory Health Care Services	Term Note	6%	6.34	6.14

CPN Motel, L.L.C. dba American Motor Lodge 2636 South Main Street Waterbury, CT 06706	Accommodation	Term Note	6%	38.59	37.83

Track Side Collision & Tire, Inc. 98-16 160 Avenue Ozone Park, NY 11414	Plastics and Rubber Products Manufacturing	Term Note	6%	5.87	5.91

Duttakrupa, LLC dba Birmingham Motor Court 1625 3rd Avenue West Birmingham, AL 35208	Accommodation	Term Note	6%	14.63	14.34

Deesha Corporation, Inc. dba Best Inn & Suites 9225 Parkway East Birmingham, AL 35206	Accommodation	Term Note	5%	33.68	33.05

Maruti, Inc. 1506 280 By-Pass Phenix City, AL 36867	Accommodation	Term Note	6%	31.47	30.89

Willington Hills Equestrian Center, LLC. 34 Cemetery Road Willington, CT 06279	Animal Production and Aquaculture	Term Note	6%	13.86	13.85

LABH, Inc. t/a Ramada Ltd. 1550 Military Highway Norfolk, VA 23502	Accommodation	Term Note	7%	50.60	49.67

Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz 386 Winsted Road Torrington, CT 06790	Furniture and Home Furnishings Stores	Term Note	6%	9.14	9.13

Gain Laxmi, Inc. dba Super 8 Motel 14341 U.S. Highway 431 South Gunterville, AL 35976	Accommodation	Term Note	6%	26.08	25.53

Naseeb Corporation 1696 North Broad Street Meriden, CT 06450	Accommodation	Term Note	5%	37.71	36.96

La Granja Live Poultry Corp. 3845 10th Avenue New York, NY 10034	Food Manufacturing	Term Note	6%	4.28	4.21

Stillwell Ave Prep School 1990 Stillwell Avenue Brooklyn, NY 11214	Social Assistance	Term Note	6%	8.33	8.33

Karis, Inc. 205 W Madison and 716 Park Avenue Baltimore, MD 21201	Accommodation	Term Note	6%	17.35	16.82

Five Corners, Ltd. 310-312 Neighborhood Road Mastic Beach, NY 11951	Gasoline Stations	Term Note	6%	8.06	7.97

Mimoza LLC, dba Tally Ho Inn 4118 State Highway 33 Tinton Falls, NJ 08753	Food Services and Drinking Places	Term Note	6%	13.98	13.70

Alyssa Corp dba Knights Inn 1105 Columbus Parkway Opelika, AL 36801	Accommodation	Term Note	6%	46.80	45.88

Backsercise, Inc. 521 West 23rd Street New York, NY 10010	Ambulatory Health Care Services	Term Note	5%	7.64	7.40

Bhailal Patel dba New Falls Motel 201 Lincoln Highway Fairless Hills, PA 19030	Accommodation	Term Note	6%	5.71	5.70

Pegasus Automotive, Inc. 3981 Hylan Boulevard Staten Island, NY 10308	Gasoline Stations	Term Note	6%	14.42	14.41

Delyannis Iron Works 91 Summer Street Paterson, NJ 07510	Fabricated Metal Product Manufacturing	Term Note	5%	1.87	1.87

P. Agrino, Inc. dba Andover Diner 193 Main Street Andover, NJ 07860	Food Services and Drinking Places	Term Note	5%	15.59	15.53

Golden Elevator Co., Inc. 589 East 132 Street Bronx, NY 10474	Support Activities for Agriculture and Forestry	Term Note	6%	3.05	3.04

Mohamed Live Poultry Inc. 207-12 Jamaica Avenue Queens Village, NY 11428	Animal Production and Aquaculture	Term Note	6%	4.22	4.21

RJS Service Corporation 361 Washington Street Newton, MA 02158	Gasoline Stations	Term Note	6%	8.89	8.85

Crystal K. Bruens dba Howards Restaurant 143 Main Street Colebrook, NH 03576	Food Services and Drinking Places	Term Note	5%	2.82	2.80

Kiddie Steps 4 You Inc. 7735 South Laflin Street Chicago, IL 60620	Social Assistance	Term Note	75%	71.64	80.24

Meridian Hotels LLC dba Best Western Jonesboro 2911 Gilmore Drive Jonesboro, AR 72401	Accommodation	Term Note	75%	1,739.78	2,001.78

Moochie’s LLC 358 W. Army Trail Road Ste. 140 Bloomingdale, IL 60108	Food Services and Drinking Places	Term Note	75%	260.97	292.71

FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern 273 Mars Valencia Rd Mars, PA 16046	Food Services and Drinking Places	Term Note	75%	763.33	854.93

Lake Area Autosound LLC and Ryan H. Whittington 2328 E. McNeese Street Lake Charles, LA 70607	Motor Vehicle and Parts Dealers	Term Note	75%	82.46	92.36

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC) 6522 Haverford Avenue Philadelphia, PA 19151	Social Assistance	Term Note	75%	85.78	96.07

Pyramid Real Estate Holdings, LLC. dba Hoteps 79 Longview Drive Windsor, CT 06095	Food Services and Drinking Places	Term Note	5%	8.94	6.82

Bamboo Palace, Inc. 107-04 Atlantic Ave. Richmond Hill, NY 11416	Food Services and Drinking Places	Term Note	6%	40.22	38.86

Sheikh M Tariq dba Selbyville Foodrite P.O. Box 1097 Selbyville, DE 19975	Gasoline Stations	Term Note	23%	50.30	26.00

Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC. 3118 Bayshore Avenue Brigantine, NJ 08203	Amusement, Gambling, and Recreation Industries	Term Note	5%	27.45	25.03

Auto Sales, Inc. 1925 State Street Hamden, CT 06517	Motor Vehicle and Parts Dealers	Term Note	5%	8.49	5.66

Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton 902 East Columbus Avenue Kenton, OH 43326	Accommodation	Term Note	4%	41.75	14.96

West Experience,Inc./West Mountain Equipment Rental,Inc/Ski West Lodge 59 West Mountain Rd. Queensbury, NY 12804	Amusement, Gambling, and Recreation Industries	Term Note	5%	59.73	50.81

Whirlwind Car Wash, Inc. 1370 Le Anne Marie Circle Columbus, OH 43235	Repair and Maintenance	Term Note	3%	38.13	29.49

Midway Plaza, LLC & Adventure World Family Fun Center, Inc. P.O Box 3792 Radford, VA 24143	Amusement, Gambling, and Recreation Industries	Term Note	15%	167.56	158.32

Donald Adamek dba Ken Carlson Tax Service 10690 Akron Avenue Inver Grove Heights, MN 55077	Professional, Scientific, and Technical Services	Term Note	6%	0.47	0.37

Furniture Company, LLC. 11160 Beach Blvd. Jacksonville, FL 32246	Furniture and Home Furnishings Stores	Term Note	6%	1.53	1.40

David M. Goens dba Superior Auto Paint & Body, Inc. 1912 Manhattan Blvd Harvey, LA 70058	Repair and Maintenance	Term Note	3%	11.05	9.64

Barnum Printing & Publishing, Co. 1997 South Lipan Street Denver, CO 80223	Printing and Related Support Activities	Term Note	6%	14.57	13.13

Dr. Francis E. Anders, DVM 24 West Ash Creek Road Crawford, NE 69339	Professional, Scientific, and Technical Services	Term Note	3%	1.85	1.79

Momentum Medical Group, Inc. 12134 Victory Blvd. North Hollywood, CA 91906	Ambulatory Health Care Services	Term Note	24%	159.74	10.60

Almeria Marketing 1, Inc. 1230 NW 157th Avenue Pembroke Pines, FL 33028	Personal and Laundry Services	Term Note	5%	5.28	1.80

Camilles of Washington Inc. 4052 Campbell Avenue Arlington, VA 22206	Food Services and Drinking Places	Term Note	5%	4.13	3.99

TechPlayZone, Inc. PO Box 1766 Valrico, FL 33595	Social Assistance	Term Note	13%	2.11	0.63

Guzman Group, LLC. 2465 West 80th Street Hialeah, FL 33016	Rental and Leasing Services	Term Note	25%	224.04	79.19

Top Class, Inc. 423 Broadway Apt 316 Millbrae, CA 94030	Personal and Laundry Services	Term Note	5%	1.54	0.94

Pure Water Innovations, LLC 66 Barbara Street Westfield, MA 01085	Ambulatory Health Care Services	Term Note	5%	1.04	1.00

Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing 17636 Chatsworth Street Granada Hills, CA 91344	Educational Services	Term Note	11%	4.92	—

Shamrock Jewelers, Inc. 968 Northlake Blvd. Lake Park, FL 33403	Clothing and Clothing Accessories Stores	Term Note	19%	23.58	22.79

The Lucky Coyote, LLC. 9271 Lori Jean Drive Mentor, OH 44060	Miscellaneous Manufacturing	Term Note	22%	17.29	15.27

Krishna of Orangeburg, Inc. 826 John C. Calhoun Drive Orangeburg, SC 29115	Accommodation	Term Note	6%	10.32	—

CCS, Services, Inc. 4823 Rockford Drive Landover Hills, MD 20784	Administrative and Support Services	Term Note	5%	0.29	0.28

E.W. Ventures, Inc. dba Swift Cleaners & Laundry 831 Forsyth Street Boca Raton, FL 33487	Personal and Laundry Services	Term Note	24%	93.86	72.94

Goetzke Chiropractic, Inc. 1656 Dorset Lane - Suite 400 New Richmond, WI 54017	Ambulatory Health Care Services	Term Note	15%	3.33	1.43

Bozrock, LLC dba Olana 8 Windsong Road Ardsley, NY 10502	Food Services and Drinking Places	Term Note	25%	186.62	39.86

Integrity Sports Group, LLC. 441 Summit Avenue South Orange, NJ 07079	Performing Arts, Spectator Sports, and Related Industries	Term Note	21%	21.25	18.89

Our Two Daughters L.L.C. dba Washington’s Restaurant 2350 Harney Road Littlestown, PA 17340	Food Services and Drinking Places	Term Note	25%	170.26	69.30

Bwms Management, LLC. 12 Morning Glory Circle Mullica Hill, NJ 08062	Food Services and Drinking Places	Term Note	25%	94.35	41.84

Franvest, Inc. dba Texas Hydro-Equipment Co. 4555 Homestead Rd Houston, TX 77028	Chemical Manufacturing	Term Note	25%	119.34	115.30

Affordable Auto Air Plus Corp. 2203 Orange Avenue Fort Pierce, FL 34950	Motor Vehicle and Parts Dealers	Term Note	25%	67.55	33.91

The Alba Financial Group, Inc. 1420 Spring Hill Road McLean, VA 22102	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	12%	9.76	—

CLBAZ Connections, LLC. dba 24-7BrightStar HealthCare 319 Lafayette Street New York, NY 10012	Ambulatory Health Care Services	Term Note	25%	87.96	84.99

Lone Oak Enterprises, Inc. 1311 Chisholm Trail Suite 202 Round Rock, TX 78681	Administrative and Support Services	Term Note	24%	94.11	—

CLBAZ Connections, LLC dba 24-7 BrightStar Healthcare 319 Lafayette Street New York, NY 10012	Ambulatory Health Care Services	Term Note	10%	8.68	8.39

AWA Fabrication & Construction, L.L.C. 681 Country Road #99 Headland, AL 36345	Fabricated Metal Product Manufacturing	Term Note	10%	140.94	136.17

Professional Systems, LLC and Professional Cleaning 6055 Lakeside Common Dr, Suite 440 Macon, GA 31210	Administrative and Support Services	Term Note	10%	133.70	129.18

Groundworks Unlimited LLC. 50 Telfair Place Garden City, GA 31415	Specialty Trade Contractors	Term Note	10%	102.45	95.64

Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown PO Box 599 Resaca, GA 30735	Support Activities for Transportation	Term Note	10%	144.58	53.70

Robert E. Rainey, Jr. and Stokes Floor Covering Company, Inc. P.O. Box 8217 Dothan, AL 36304	Furniture and Home Furnishings Stores	Term Note	9%	115.02	98.57

Top Class, Inc. 423 Broadway Apt 316 Millbrae, CA 94030	Personal and Laundry Services	Term Note	10%	3.62	1.89

Design Video Communications, Inc. dba DVC 7503 Acton Road Indianapolis, IN 46259	Professional, Scientific, and Technical Services	Term Note	10%	18.97	9.53

QuelhiKids, LLC. dba Kidville Carlsbad 2831 Luciernaga Street Carlsbad, CA 92009	Educational Services	Term Note	10%	17.00	16.43

Moris Glass and Construction PO Box 419 Astoria, OR 97103	Specialty Trade Contractors	Term Note	10%	44.80	16.25

Baker Sales, Inc. d/b/a Baker Sales, Inc. 60207 Camp Villere Road Slidell, LA 70469	Nonstore Retailers	Term Note	25%	466.99	451.20

Harrelson Materials Management, Inc. PO Box 78102 Shreveport, LA 71137	Waste Management and Remediation Services	Term Note	25%	475.91	354.34

Tequila Beaches, LLC. dba Fresco Restaurant 240 Captain Thomas Blvd West Haven, CT 06516	Food Services and Drinking Places	Term Note	15%	17.45	16.86

Stormwise South Florida dba Stormwise Shutters 13015 NW 45th Avenue Opa Locka, FL 33054	Specialty Trade Contractors	Term Note	25%	201.56	129.98

Stormwise South Florida dba Stormwise Shutters 13015 NW 45th Avenue Opa Locka, FL 33054	Specialty Trade Contractors	Term Note	25%	419.87	401.10

Anmor Machining Company, LLC. dba Anmor Machining Company 20 Hudson Place New Britain, CT 06051	Fabricated Metal Product Manufacturing	Term Note	25%	174.72	—

DC Realty, LLC. dba FOGO Data Centers 340 Tom Reeve Drive Carrolton, GA 30117	Professional, Scientific, and Technical Services	Term Note	25%	768.21	742.23

DC Realty, LLC. dba FOGO Data Centers 340 Tom Reeve Drive Carrolton, GA 30117	Professional, Scientific, and Technical Services	Term Note	24%	268.34	259.26

BCD Enterprises, LLC. dba Progressive Tool and Nutmeg Tool 20 Hudson Place New Britain, CT 06051	Fabricated Metal Product Manufacturing	Term Note	25%	475.77	163.71

United Woodworking, Inc. 28 New York Avenue Westbury, NY 11590	Wood Product Manufacturing	Term Note	15%	13.63	12.30

Event Mecca LLC. P.O. Box 13791 Albany, NY 12212	Other Information Services	Term Note	15%	13.33	13.33

SFAM Parsippany LLC. dba Cups Frozen Yogurt 1117 Route 46 East Parsippany, NJ 07054	Food Services and Drinking Places	Term Note	25%	64.00	55.67

PA Farm Products LLC. and E & I Holdings LP 1095 Mt. Airy Road Stevens, PA 17578	Food Manufacturing	Term Note	25%	1,237.97	505.18

Milliken and Milliken, Inc. dba Milliken Wholesale Distribution 101 South McCall Road Englewood, FL 34223	Merchant Wholesalers, Durable Goods	Term Note	10%	161.83	145.72

J Olson Enterprises LLC and Olson Trucking Direct, Inc. 311 Ryan St Holmen, WI 54636	Truck Transportation	Term Note	25%	728.48	728.48

DUCO Energy Services, a Limited Liability Company 1300 S Frazier St Ste 215 Conroe, TX 77304	Professional, Scientific, and Technical Services	Term Note	15%	11.24	11.24

Total Loans				$114,004.83	$107,900.16

Advanced Cyber Security Systems, LLC 3880 Veterans Memorial Hwy. Suite 201 Bohemia, NY 11716	Offers web-based security solutions to businesses.	Membership Interest	50% Membership Interest	—	—

Advanced Cyber Security Systems, LLC 3880 Veterans Memorial Hwy. Suite 201 Bohemia, NY 11716	Offers web-based security solutions to businesses.	3% Term Loan	—	—	—

Automated Merchant Services, Inc. 12230 Forest Hill Blvd., Ste 171 Wellington, FL 33414	Provides electronic merchant payment services to businesses and government agencies nationwide.	Common Stock	100% Common Stock	—	—

Business Connect, LLC UTB/TSC ITEC Campus 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520	Multi-lingual business processing outsourcing organization focused on serving middle market and large companies in the business and financial services industry with specific emphasis on the Hispanic market.	Membership Interest	100% Membership Interest	—	—

Business Connect, LLC UTB/TSC ITEC Campus 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520	Multi-lingual business processing outsourcing organization focused on serving middle market and large companies in the business and financial services industry with specific emphasis on the Hispanic market.	10% Term Loan	—	—	—

CCC Real Estate Holdings Co., LLC 60 Hempstead Avenue, Floor 2 West Hempstead, NY 11552	Non-bank lender under the program administered by the US Small Business Administration.	Membership Interest	100% Membership Interest	1.00	1.00

CDS Business Services, Inc. 60 Hempstead Avenue, Floor 2 West Hempstead, NY 11552	Accounts receivable management systems and services; comprehensive commercial and consumer billing, payments and collection service.	Common Stock	100% Common Stock	26.0	3,570.00

CDS Business Services, Inc. 60 Hempstead Avenue, Floor 2 West Hempstead, NY 11552	Accounts receivable management systems and services; comprehensive commercial and consumer billing, payments and collection service	1% Term Loans		—	1,480.00

Crystaltech Web Hosting, Inc. 1904 W. Parkside Lane, Floor 2 Phoenix, AZ 85027	Web hosting and design.	Common Stock	100% Common Stock	9,256.00	21,500.00

Exponential Business Development Co. Inc. 60 Hempstead Avenue 6th Floor West Hempstead, NY 11552	Invests in early-stage companies, venture capitalism.	Common Stock	100% Common Stock	—	—

First Bankcard Alliance of Alabama, LLC 3 Office Park, Suite 302 273 Azalea Rd. Mobile, AL 36609	Markets and sells check, credit and debit card processing services, as well as ancillary processing equipment and software to merchants who accept credit cards.	Membership Interest	95% Membership Interest	—	—

Fortress Data Management LLC UTB/TSC ITEC Campus 301 Mexico Blvd. Suite H4-A Brownsville, TX 78520	Electronic data storage and backup services.	Membership Interest	100% Membership Interest	—	—

Newtek Insurance Agency, LLC 212 West 35th Street Floor 2 New York, NY 10001	Provides insurance services to commercial, institutional and individual customers.	Membership Interest	100% Membership Interest	—	2,250.00

PMTWorks Payroll, LLC 60 Hempstead Avenue, 5th Floor West Hempstead, NY 11552	Provides payroll processing and related services.	Membership Interest	80% Membership Interest	—	465.00

PMTWorks Payroll, LLC 60 Hempstead Avenue, 5th Floor West Hempstead, NY 11552	Provides payroll processing and related services.	10% Term Loan	—		435.00

Secure CyberGateway Services, LLC 7920 Belt Line Road, Suite 1150 Dallas, TX 75254	Data processing, hosting and related services.	Membership Interest	66.7% Membership Interest	—	—

Small Business Lending, Inc. 60 Hempstead Ave. Floor 2 West Hempstead, NY 11552	Loan servicing.	Common Stock	100% Common Stock	—	2,900.00

Summit Systems and Designs UTB/TSC ITEC Campus 301 Mexico Blvd., Suite H4-A Brownsville, TX 78520	Full service and high quality Linux based web hosting company providing individuals, organizations, and users with online systems needed for storing information, images, etc.	Membership Interest	100% Membership Interest	—	—

Summit Systems and Designs UTB/TSC ITEC Campus 301 Mexico Blvd., Suite H4-A Brownsville, TX 78520	Full service and high quality Linux based web hosting company providing individuals, organizations, and users with online systems needed for storing information, images, etc.	10% Term Loan	—	—	—

The Texas Whitestone Group, LLC UTB/TSC ITEC Campus 301 Mexico Boulevard, Suite H4-A Brownsville, TX 78520	Provides loan closing services and investment and managerial services	Membership Interest	100% Membership Interest	65.00	—

Universal Processing Services of Wisconsin, LLC 6737 W. Washington Street West Allis, WI 53214	Electronic payment processing and merchant solutions.	Membership Interest	100% Membership Interest	—	45,500.00

Where Eagles Fly, LLC 631 Q Street NW Washington, DC 20001	Theatrical productions	Membership Interest	95% Membership Interest	—	—

Total Equity Investments				$9,348.00	$78,101.00

Grand Total of Investments				$123,352.83	$186,001.16

Notes applicable to the investments presented in the foregoing table:

Unless otherwise noted, all of the investments in this table are in entities which are domiciled in the United States and/or have a principal place of business in the United States.

Notes applicable to the performing SBA 7(a) loans held for investment presented in the foregoing table:

Newtek values each performing SBA 7(a) loan using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments, and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loans cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded PLP status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Selling the loans as a pool of loans is more indicative of fair value than on a one by one basis and the bigger base for portfolio purchases is significantly larger than a small balance small business loan on a unit sale.

Notes applicable to non-performing SBA 7(a) loans held for investment presented in the foregoing table:

Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Net recovery of collateral, (Fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate.

Notes applicable to SBA 7(a) loans held for sale presented in the foregoing table:

Newtek values SBA 7(a) loans held for sale using the secondary SBA 7(a) market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs.

Notes applicable to Equity investments in the foregoing table:

Control Investments are disclosed in the above table as equity investments in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.

Set forth below is a brief description of each portfolio company representing greater than 5% of the Company’s gross assets as of June 30, 2014 on a Pro Forma basis:

Newtek Merchant Solutions: NMS markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

Managed Technology Solutions: NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services to more than 106,000 business and customer accounts in 162 countries.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at its discretion. Our board of directors has four members, one of whom is an “interested person” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors has also established an Audit Committee and a Compensation, Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Directors and Executive Officers

As of June 30, 2014, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services Corp., 212 W. 35th Street, 2nd floor, New York, New York 10001.

Name	Age	Position with Us	Director Since	Expiration of Term (5)
Non-Independent Directors:
Barry Sloane (1)	55	Chairman, Chief Executive Officer and President	1999	2014
Peter Downs (4)	49	Director, Chief Lending Officer	—	—
Independent Directors
David C. Beck (2)(3)	72	Director	2002	2014
Salvatore F. Mulia (2)(3)	66	Director	2005	2014
Sam Kirschner (2)(3)	65	Director	2010	2014

(1)	Mr. Sloane is not an Independent Director because he is our President and Chief Executive Officer.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation, Corporate Governance and Nominating Committee or upon the BDC Conversion the Nominating and Corporate Governance and Compensation Committees.
(4)	Mr. Downs will be appointed to the Board in conjunction with the completion of the BDC Conversion.
(5)	Following the BDC Conversion, Board members will serve staggered 3 year terms to expire in 2015, 2016 and 2017.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Craig J. Brunet	66	Executive Vice President and Chief Information Officer
Jennifer Eddelson	41	Executive Vice President, Chief Accounting Officer and Acting Treasurer
Matthew G. Ash, Esq.	70	Secretary, Executive Vice President, Chief Legal Officer and Chief Compliance Officer
Susan Streich	59	Chief Risk Officer

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Barry Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber. Mr. Sloane’s broad business and financial experience and his knowledge of the Company’s businesses has been of great value to the other members of the board.

Peter Downs is our Chief Lending Officer and will be appointed as director in connection with the BDC Conversion. He joined Newtek in 2003 and has been the President of Newtek Small Business Finance and a member of both Credit and Risk committees for the company. He has had primary responsibility for the development of the company’s lending policies and procedures, portfolio and marketing, from its inception. In 2008, Mr. Downs took on the additional responsibility as the Chief Credit Officer of Newtek Business Credit, with the primary responsibility to grow and manage the company’s accounts receivable finance and management business. In addition he has been a member of the credit committee for each of Company’s Capcos. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, eventually named the National Director of SBA lending, coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Independent Directors

David C. Beck has served on Newtek’s board of directors since 2002, serves as the Chair of the Audit Committee and serves on the Compensation, Corporate Governance and Nominating Committee. Mr. Beck has been Managing Director of Copia Capital, LLC (“Copia”), a private equity investment firm, since September 1998. Prior to founding Copia, Mr. Beck was Founder, Chairman and CEO of Universal Savings Bank, Milwaukee, WI and First Interstate Corporation of Wisconsin, a publicly traded company. Mr. Beck also served as Chairman of Universal Savings Bank’s holding company, Universal Saving Banc Holdings, Inc., from November 2002 until September 2009. He is a certified public accountant. Mr. Beck’s more than 30 years’ experience in the financial services industry qualifies him to serve on our board of directors. His experience and insight gained as a managing director of a private equity firm also provide a significant addition to the board of directors.

Sam Kirschner has served on Newtek’s board of directors since 2010 and serves on the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC manages investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC places particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania. Mr. Kirschner has many years of experience in working with small to medium sized firms and addressing the many issues which they face in growing their businesses. He is also very well versed in the latest developments in the social media area and has been very helpful in advising the Company on its product development and social media initiatives and this experience provides a significant addition to the board of directors.

Salvatore F. Mulia has served on Newtek’s board of directors since 2005, serves on the Audit Committee and serves as Chair of the Compensation, Corporate Governance and Nominating Committee. Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica. Mr. Mulia has many years of experience with major financial companies working with smaller to mid-sized companies needing capital and debt. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the board of directors.

Executive Officers Who Are Not Directors

Craig J. Brunet has served as Executive Vice President and Chief Information Officer since January 1, 2012. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July, 2006 and as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary since June, 2001. From 1984 —1989, Mr. Brunet served as Director of Strategic Planning for AT&T, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President responsible for managing and directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy, he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the board of directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993 — 1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period, he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the audit committee and compensation committee.

Jennifer C. Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of Newtek Business Services, Inc. since July 2011. Previously Ms. Eddelson was employed by the Company as Corporate Controller since 2004, and Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.

Matthew G. Ash has been Chief Legal Officer of the Company since 2007 and previously served as outside general counsel for the Company since its formation in 1998. In these capacities he has played a major role in the structuring of all business and financial transactions of the Company, acquisitions, stock offerings, internal procedures and all aspects of corporate governance. Mr. Ash has also been responsible for the day-to-day management of the 12 current Capcos and serves as Director of Capco Investment and Compliance. Mr. Ash is the corporate Secretary since 2010 and will be the Chief Compliance Officer of Newtek Business Services Corp. upon the completion of this offering.

Thomas Bouloukos is the VP of Finance and Controller for Newtek Small Business Finance, Inc. and oversees all accounting and treasury related functions over the small business lending segment. Mr. Bouloukos is a member of the Risk Management Committee. Mr. Bouloukos has 15 years of accounting and finance experience, which includes financial statement audits of market leading financial institutions and accounting management positions within the entertainment and apparel industries. He holds a B.S. in Accounting from Long Island University.

Susan Streich joined Newtek Business Services, Inc. and Newtek Small Business Finance, Inc., our nationally licensed SBA 7(a) lender, in May 2014. Ms. Streich currently serves as the Chief Risk Officer and Chief Compliance Officer of Newtek Business Services, Inc. Upon the completion of this offering, Ms. Streich will serve as Chief Risk Officer of Newtek Business Services Corp. Ms. Streich has over 30 years of experience as an executive-level finance professional with extensive experience initiating and leading national small business lending departments and ensuring their compliance with federal and corporate requirements. Ms. Streich comes to Newtek from the U.S. Treasury’s Community Development Financial Institutions Fund, where she served as Compliance Manager for the Bond Guarantee Program. Previously, she worked as a Senior Associate for Booz Allen Hamilton where she served as a Senior Advisor, Project Lead and Subject Matter Expert for multiple government clients, including the U.S. Department of Treasury’s Community Development Financial Institutions Fund and the State Small Business Credit Initiative. Ms. Streich previously worked as a Director at Capital One Services, achieving overall loan production exceeding $1.5 billion, and as President of Transamerica Small Business Capital.

Michael A. Schwartz has been senior counsel to the Company since November 2013, representing NSBF in connection with the origination, closing, sale and servicing of SBA loans to qualifying small businesses. In addition to managing NSBF’s in-house SBA loan closing activities, Mr. Schwartz has coordinated NSBF’s outside counsel in the closing of SBA loans. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities (Securities Act of 1933 and the Securities Exchange Act of 1934), mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

Board of Directors

Newtek’s board of directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, the board of directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the board of directors and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The board of directors and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and The NASDAQ Stock Market, Inc. (“NASDAQ”) where the Company’s shares of common stock are listed and traded.

During the fiscal year ended December 31, 2013, the board of directors held a total of seven meetings. Each director attended at least 75% of the total number of meetings of the board of directors and at least 75% of all committee meetings on which he served.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Governance Guidelines” which are available at the Investor Relations page of www.thesba.com. The Governance Guidelines are also available in print to any shareholder who requests them. These principles were adopted by the board of directors to best ensure that the board of directors is independent from management, that the board of directors adequately performs its function as the overseer of management and to help ensure that the interests of the board of directors and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Board of Directors Leadership Structure

Presently, Mr. Sloane serves as the chairman of our board of directors. Mr. Sloane is an “interested person” of Newtek as defined in Section 2(a)(19) of the 1940 Act because he is our Chief Executive Officer and President. We believe that Mr. Sloane’s familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our senior lending team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Matthew Ash currently serves as our chief compliance officer.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our board of directors is responsible for risk oversight with a focus on the most significant risks facing the company. The board of directors’ risk oversight includes, but is not limited to, the following risks:

•	strategic;

•	operational;

•	compliance; and

•	reputational.

At the end of each year, management and the board of directors jointly develop a list of major risks that the company prioritizes in the following year. In 2013, the board of directors focused on the following areas of risk:

•	management compensation;

•	determining Newtek’s long-term growth;

•	strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing; and

•	legal and regulatory compliance.

The board of directors also has delegated responsibility for the oversight of specific risks to board of directors committees. The Audit committee oversees risks associated with:

•	the Company’s financial statements and financial reporting;

•	mergers and acquisitions;

•	internal controls over financial reporting;

•	credit and liquidity;

•	information technology; and

•	security and litigation issues.

The Compensation, Governance and Nominating committee considers the risks associated with:

•	compensation policies and practices;

•	management resources, structure, succession planning and management development;

•	overall governance practices and the structure and leadership of the board of directors; and

•	related person transactions and the code of conduct for all employees, officers and directors.

The board of directors is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our board of directors recognizes the importance of risk oversight, and its role is consistent with the board of directors’ leadership structure, the CEO and the senior management of the Company. Our senior management, including our Chief Compliance Officer, is responsible for assessing and managing risk exposure and the board of directors and committees of the board of directors provide the oversight consistent with those efforts.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally will have to invest at least 70% of our gross assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The board of directors currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable NASDAQ and SEC rules. Each of the committees has a written charter approved by the board of directors, which is available on the Investor Relations page of on our website at www.thesba.com.

Audit Committee

The board of directors’ Audit Committee consists of Messrs. Beck (Chair), Mulia and Kirschner and operates pursuant to its written charter. The Audit Committee held ten meetings during the year ended December 31, 2013. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. Upon our election to be regulated as a BDC under the 1940 Act, our Audit Committee will also be responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our loans and investments.

Director Beck, Chair of the Audit Committee, has been determined by the board of directors to be a “financial expert.” In addition, the board of directors has determined that all members of the audit committee are “financially literate” as that term is defined by applicable NASDAQ and SEC rules.

Compensation, Corporate Governance and Nominating Committee

The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia (Chair), Beck and Kirschner, all of whom are considered independent under the 1940 Act and NASDAQ rules. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee did not meet during the year ended December 31, 2013 as meetings were scheduled in late 2012 or early 2014 to address compensation and bonus matters for the 2013 year. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the board of directors and reviewing executive and director compensation and performance.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board of directors to fulfill its responsibilities.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a board of directors that best serves our needs and the interests of our shareholders.

Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Matthew G. Ash, Secretary, Newtek Business Services Corp., 212 West 35th Street, 2nd floor, New York, New York 10001. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board of directors or others. If the board of directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the board of directors, by following the procedures set forth under “Shareholder Proposals” in our proxy statement. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers has served on our board of directors or Compensation, Corporate Governance and Nominating Committee.

Code of Conduct

We have adopted a code of ethics, referred to as our Code of Conduct, which applies to all directors and employees, including the principal executive, financial and accounting officers. A copy of the Code of Conduct will be made available upon request directed to the executive offices of the Company and may be viewed on the Investor Relations page of our web site www.thesba.com. In addition, we post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code. We also post on our website any amendments to, or waivers from, our Code of Conduct that apply to our principal executive officer and principal financial and accounting officer.

In connection with the BDC Conversion, we will also adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally will not permit investments by our employees in securities that may be purchased or held by us.

The Audit Committee or the board of directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the board of directors intends to review such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the board of directors reviews and approves all compensation-related policies involving our directors and executive officers. See “Certain Relationships and Transactions.”

Director Compensation

The board of directors has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. During 2013 compensation was paid in cash and is set forth in the table below. Since November 10, 2010, directors are paid the following annual fees:

•	for participation on the board of directors: $50,000;

•	as chair of a committee: $20,000; and

•	as committee member: $5,000.

Director Summary Compensation Table (1)

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David C. Beck	75,000	45,750	—	—	—	—	120,750
Salvatore F. Mulia	75,000	45,750	—	—	—	—	120,750
Sam Kirschner	60,000	45,750	—	—	—	—	105,750

(1)	Barry Sloane, the Company’s Chairman, Chief Executive Officer and President, is not included in this table as he was an employee of the Company in 2013 and thus received no compensation for his services as a Director. The compensation received by Mr. Sloane as an employee of the Company is shown in the Summary Compensation Table below.

EXECUTIVE COMPENSATION

The following discussion relates to our historical executive compensation practices, prior to the BDC Conversion and this offering. As a result, all references in this subsection to “Newtek,”“our” or “we” refer to Newtek Business Services, Inc., including its consolidated subsidiaries. After the BDC Conversion, we will be subject to certain restrictions regarding the compensation of our officers and directors under the 1940 Act. For example, absent exemptive relief from the SEC, we may not issue (i) restricted stock to our officers, employees and directors, and (ii) stock options to our non-employee directors. See “Regulation as a Business Development Company” for additional detail. After obtaining any necessary approvals from shareholders or the SEC, we intend to utilize compensation programs in the same manner as presented in the historical discussion below.

The individuals who served as the Company’s Chief Executive Officer, Chief Information Officer and Chief Accounting Officer during 2013 are considered our “named executive officers.” References to the “Committee” in this section refer to the Compensation, Corporate Governance and Nominating Committee.

Compensation Philosophy and Objectives

All of our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing shareholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as an executive committee, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our stock. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Compensation, Corporate Governance and Nominating Committee supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior lending team and the executive committee, including named executive officers (other than himself whose performance is reviewed by the Compensation, Corporate Governance and Nominating Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Compensation, Corporate Governance and Nominating Committee by the Chief Executive Officer. The Compensation, Corporate Governance and Nominating Committee will review and approve the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The named executive officers are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each named executive officer:

•	performance against corporate and individual objectives for the year;

•	difficulty of achieving desired results in the coming year;

•	value of their unique skills and capabilities to support long-term performance;

•	performance of their general management responsibilities; and

•	contribution as a member of the executive committee or the senior lending team.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2013, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation based on the Company’s and the executive’s performance; and

•	retirement and other benefits made available to all employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels based on reviews of published salary surveys and the closest related peer company compensation since we do not believe that Newtek has any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data from published salary surveys such as Equilar, and the Company generally attempts to fix each named executive officer’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare shareholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

During the review of base salaries for senior level executives, including the named executive officers, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;

•	individual performance of the executive; and

•	a review of the Company’s revenue growth, net income and cash flow metrics relative to the Company’s annual plan as established by the board of directors.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of named executive officers other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive Officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers under the Company’s cash bonus plan. The Company creates a bonus pool based on annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the board of directors. The Chief Executive Officer in consultation with the Committee with respect to the named executive officers, or in consultation with the named executive officers and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

From time to time, at the discretion of the Committee, the Company has granted equity-based awards, such as stock options or restricted stock to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Prior to the BDC Conversion, restricted stock and options were granted pursuant to the Company’s 2003 Stock Incentive Plan or its 2010 Stock Incentive Plan. The Company’s 2000 Incentive Stock and Deferred Compensation Plan remains in existence but no additional option awards may be made under it since 2010 in accordance with its terms. In connection with the BDC Conversion, we expect to terminate these plans and replace them with new equity compensation plans with similar terms, subject to the approval of our stockholders and, in certain cases, the SEC.

Under applicable accounting rules, we are required to measure the value of equity awards based on the fair value of the award on the grant date. The cost is recognized in our statement of operations over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period.

Options are awarded at the average of the highest and lowest sale price of the Company’s shares of common stock on the NASDAQ market on the date of the grant (the “Market Value”). In certain limited circumstances, the Committee may grant options to an executive at an exercise price in excess of the Market Value of the Company’s shares of common stock on the grant date. The Committee has never granted options with an exercise price that is less than the Market Value of the Company’s common shares on the grant date, nor has it granted options which are priced on a date other than the grant date.

Options granted by the Committee typically vest over the first two to five years of the ten-year option term, although in certain cases we have granted options that have vested immediately. Vesting rights cease upon termination of employment and vested options may be exercised within 90 days of termination (other than termination for cause). Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Upon a change of control, or if earlier, the execution of an agreement to effect a change of control, all options and restricted stock awards become fully vested and immediately exercisable, notwithstanding any other provision of the plan or any agreement.

Benefits and Perquisites

Our executives are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The named executive officers participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. At the Company’ discretion the match may be in the form of cash or Company shares of common stock. In 2013, a match of $136,976 in shares of the Company’s common stock was approved and paid in March 2014.

The perquisites we provided in fiscal 2013 are as follows. We paid the premiums on life insurance policies for and certain travel costs for Mr. Sloane the Chief Executive Officer in the amount of $4,385.

Compensation of the Chief Executive Officer (Share data adjusted for 1 for 5 Reverse Stock Split effectuated on October 22, 2014)

The Committee determined the compensation for Barry Sloane, Chairman, Chief Executive Officer and President for 2013. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s salary was increased to $400,000 in March 2013. Mr. Sloane earned a $100,000 bonus for 2013 (to be paid in March 2014), a $300,000 bonus earned in 2012 and paid in 2012 and a $100,000 bonus earned in 2011 and paid in 2012. In addition Mr. Sloane received a grant of 15,000 Common Shares in 2013 which will vest in May 2016, and he received 80,000 Common Shares in 2011 which had an original vest date of July 2014 but were extended to February 1, 2015 with a value as of the date of award of $139,500 and $680,000, respectively. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with his skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Common Shares. Mr. Sloane’s base compensation had previously remained unchanged from 2005 through 2012.

Compensation of the Other Named Executive Officers (Share data adjusted for 1 for 5 Reverse Stock Split effectuated on October 22, 2014)

The Committee approved the 2013 compensation for Craig J. Brunet, Executive Vice President and Chief Information Officer, and Jennifer Eddelson, Executive Vice President and Chief Accounting Officer as recommended to it by the Chief Executive Officer.

Mr. Brunet’s base salary was maintained at $276,000 in 2013, 2012 and 2011. Mr. Brunet did not earn a cash bonus for 2013. In 2013 Mr. Brunet received an award of 10,000 Common Shares for services performed in 2012 which will vest in May 2016, valued at $18,600 and a cash bonus of $41,400 in 2012. In 2011, Mr. Brunet was awarded 10,000 Common Shares for services performed in 2010 which will vest in February 2015 valued at $85,000 and did not receive a cash bonus.

Ms. Eddelson’s base salary for 2013 and 2012 was $240,000 and $230,833, respectively, and $92,500 from July 1, 2011 through December 31, 2011. Ms. Eddelson received a $50,000 cash bonus for 2013 (paid in March 2014) and received 2,000 Common Shares which will vest in May 2016 valued at $18,600, for services performed in 2012. In 2012 Ms. Eddelson received a cash bonus of $50,000 and an award of 7,000 Common Shares for services performed in 2011 which vested in July 2014, valued at $56,000. In 2011, Ms. Eddelson received a cash bonus of $35,000 which was paid in 2012, and an award of 3,000 Common Shares for services performed in 2010 which vested in July 2014, valued at $25,500.

Objectives of Compensation Policy

Attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. Offering a competitive, performance-based compensation program helps to achieve this objective by aligning the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2013 compensation program met those objectives.

Advisory Vote On Executive Compensation

At our 2011 annual meeting 98.94% of the votes cast on the advisory vote on executive compensation proposal were in favor of the advisory vote of shareholders on executive compensation, and 82.69% of the votes cast were in favor of holding that advisory vote every three (3) years. The Compensation, Corporate governance and Nominating Committee reviewed these results and determined that our shareholders should vote on a say-on-pay proposal every three years. Accordingly, the next say-on-pay vote will be at our 2014 annual meeting.

Compensation Risk Assessment

Our Compensation, Corporate Governance and Nominating Committee aims to establish company-wide compensation policies and practices that reward contributions to long-term shareholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.

In its review, among other factors, the Committee considered the following:

•	Our revenue model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of revenue over multiple years, rather than focusing on current year revenue at the expense of succeeding years.

•	The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.

•	Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.

•	Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

•	Our executives are encouraged to hold a meaningful number of our shares of common stock pursuant to our stock ownership policy.

Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

2013 Compensation Committee Report

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2013 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this prospectus.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore F. Mulia, Chairman

David C. Beck

Sam Kirschner

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Information Officer, and Chief Accounting Officer, which we refer to as named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(4)		Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation (in excess of $10,000) ($)	Total ($)
Barry Sloane, CEO	2013 2012 2011	391,667 350,000 350,000	(1)	100,000 300,000 100,000	(9) (3) (2)	139,500 — 680,000	(6) (8)	— — —	— — —	— — —	— — —	631,167 650,000 1,130,000
Craig J. Brunet, EVP and Chief Information Officer	2013 2012 2011	276,000 276,000 276,000		— 41,400 —	(3)	18,600 — 85,000	(6) (8)	— — —	— — —	— — —	— — —	294,600 317,400 361,000
Jennifer Eddelson, EVP and Chief Accounting Officer (5)	2013 2012 2011	240,000 230,833 92,500	(5)	50,000 50,000 35,000	(9) (3) (2)	18,600 56,000 25,500	(6) (7) (8)	— — —	— — —	— — —	— — —	308,600 336,833 153,000

(1)	Mr. Sloane received an increase in base salary on March 1, 2013.
(2)	Cash bonus awarded for 2011 performance and paid in 2012.
(3)	Cash bonus awarded for 2012 performance and paid in 2012.
(4)	The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements for the fiscal year ended December 31, 2013.
(5)	Effective July 1, 2011.
(6)	Stock grant awarded for 2012 performance, granted in 2013.
(7)	Stock grant awarded for 2011 performance, granted in 2012.
(8)	Stock grant awarded for 2010 performance, granted in 2011.
(9)	Cash bonus awarded for 2013 performance to be paid in 2014.

Equity Compensation Plans

The following table provides information as of December 31, 2013 with respect to our common shares that may be issued under our equity compensation plans. (Share data has been adjusted to reflect the 1 for 5 Reverse Stock Split).

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders (1)	418,994	$7.25	616,214
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	418,994	$7.25	616,214

(1)	Consists of 850,000 common shares under the Company’s 2000 Stock Incentive and Deferred Compensation Plan, 200,000 common shares under the Company’s 2003 Stock Incentive Plan, and 330,000 common shares under the Company’s 2010 Stock Incentive Plan.
(2)	Excludes 300,620 restricted stock rights which have a zero exercise price.

Grants of Plan Based Awards

The following reflects all grants to our named executive officers awarded in the fiscal year ended December 31, 2013, all of which vest on July 1, 2016. (Share data has been adjusted to reflect the 1 for 5 Reverse Stock Split).

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Barry Sloane, CEO	01/15/13	—	—	—	—	—	—	15,000	—	—	139,500
Craig J. Brunet, EVP, CIO	01/15/13	—	—	—	—	—	—	2,000	—	—	18,600
Jennifer C. Eddelson, EVP, CAO	01/15/ 13	—	—	—	—	—	—	2,000	—	—	18,600

Outstanding Equity Awards at 2013 Year End

The following table reflects all outstanding equity awards held by our named executive officers as of December 31, 2013 and has been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014:

	Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Barry Sloane, CEO	—		—	—	—	—	—	—	15,000 80,000	(2) (4)	139,500 680,000
Craig J. Brunet, EVP, CIO	20,000 20,000	(1) (1)	—	—	7.85 7.50	12/21/15 05/18/18	—	—	2,000 10,000 2,120	(2) (4) (6)	18,600 85,000 13,250
Jennifer C. Eddelson, EVP, CAO	2,000 4,000	(1) (1)	—	—	7.85 7.50	12/21/15 05/18/18	—	—	2,000 7,000 3,000	(2) (5) (5)	18,600 56,000 25,500

(1)	These options are fully vested. If the Board of Directors proceeds with the BDC Conversion, all the issued and outstanding options that are not exercised before the consummation of the BDC Conversion will be deemed exercised in full by means of a “cashless exercise” in exchange for common stock of the Company. Any options with an exercise price greater than the value of a share immediately prior to the BDC Conversion will be cancelled and exchanged for a nominal payment per underlying share.
(2)	These Common shares were awarded in 2013 for services performed in 2012, and shall vest on the earliest of the following to occur: (a) March 1, 2016; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Board of Directors proceeds with the BDC Conversion, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the BDC Conversion.
(3)	These Common shares were awarded in 2012 for services performed in 2011, and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Board proceeds with the BDC Conversion, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the BDC Conversion.
(4)	These Common shares were awarded in 2011 for services performed in 2010, and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Board proceeds with the BDC Conversion, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the BDC Conversion.
(5)	These Common shares, 7,000 awarded in 2012 for services performed in 2011, and 3,000 shares awarded in 2011 for services performed in 2010, shall vest on the earliest of the following to occur: (a) July 1, 2014; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Board proceeds with the BDC Conversion, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the BDC Conversion.
(6)	These Common shares were awarded in 2010 for services performed in 2010 and shall vest on the earliest of the following to occur: (a) July 1, 2014, delayed to February 1, 2015 for business reasons and with consent; (b) a Change in Control (as defined in the plan) of the Company; or (c) His/her death or total disability. If the Board proceeds with the BDC Conversion, restricted stock awarded under the Existing Plans will become fully vested immediately prior to the BDC Conversion.

Options Exercised and Stock Vested

There were no stock options exercised nor restricted shares of common stock vested during 2013 for the named executive officers.

Employment Agreements

The Company has entered into separate employment agreements with the following three executive officers:

•	Barry Sloane, as Chairman, Chief Executive Officer and President;

•	Craig J. Brunet, as Executive Vice President and Chief Information Officer; and

•	Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer

Barry Sloane, as Chairman, President and Chief Executive Officer, is responsible for implementing the policies adopted by the Company’s board of directors.

Mr. Sloane’s employment agreement provides for:

•	A twelve month term through March 31, 2015 at an annual base salary of $400,000;

•	at least one annual salary review by the board of directors;

•	participation in any discretionary bonus plan established for senior executives;

•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and

•	$2 million of split-dollar life insurance coverage.

Mr. Brunet’s employment agreement provides for:

•	A twelve month term through March 31, 2015 at an annual base salary of $276,000;

•	at least one annual salary review by the board of directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Ms. Eddelson’s employment agreement provides for:

•	A twelve month term through March 31, 2015 at an annual base salary of $240,000;

•	at least one annual salary review by the board of directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provides for a payment in the event of non-renewal of his employment in an amount equal to one and one half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Mr. Brunet’s and Ms. Eddelson’s employment agreements provide for a payment in the case of termination other than for cause or in connection with a change in control of the agreement equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. Mr. Brunet’s employment agreement also provides for a payment in the case of non-renewal equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Each employment agreement contains a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement. The employee is not prohibited, however, from:

•	serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the board of directors, will not present conflicts of interest with the Company; or

•	investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to terminate voluntarily his agreement by providing 60 days written notice to the board of directors, in which case the employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would be payable to the executive officers under existing arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2013, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

	Post Termination Payments
Name	Change in Control	Non-Renewal	Termination without Cause
Barry Sloane, CEO	$1,079,000	$809,250	$1,079,000
Craig Brunet, EVP, CIO	$294,600	$294,600	$294,600
Jennifer Eddelson, EVP, CAO	$258,600	—	$258,600

The actual amounts that would be paid to our executive officers upon termination of employment can be determined only at the time of their separation from the Company.

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2013.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2013.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments under its incentive stock plans in accordance with the requirements of FASB Statement 123(R).

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Audit Committee or the board of directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the board of directors intends to review such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the board of directors reviews and approves all compensation-related policies involving our directors and executive officers.

A major shareholder and former president of the Company, Jeffrey G. Rubin, directly and indirectly through entities and organizations in which he has a material interest, earns gross residual payments on merchant processing revenue he generates for the Company, a portion of which is then paid to his support staff for their efforts. During the years ended December 31, 2013, 2012 and 2011, the Company paid him and his related entities gross residuals of approximately $3,636,000, $3,155,000 and $1,649,000, respectively. We anticipate that Mr. Rubin and his related entities will continue to earn gross residual profits on the merchant process revenue he generates for the Company in 2014. This transaction has been considered and consented to by the Compensation, Corporate Governance and Nominating Committee and the Board in connection with the annual proxy statement preparation and approval.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a special meeting of stockholders held on October 22, 2014, our stockholders approved a proposal to allow us to sell an unlimited number of shares of our common stock at any level of discount from our net asset value per share until the earlier of the twelve-month period following such approval and our 2014 annual meeting of stockholders. Pursuant to the requirements of the 1940 Act, in order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and

•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;

•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 7,796,647 common shares outstanding, $239,273,311 in total assets and $109,458,703 in total liabilities. The current net asset value and net asset value per share are thus $129,814,608 and $16.65. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 389,832 shares of common stock (5% of the outstanding shares of common stock) at $15.82 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 779,665 shares of common stock (10% of the outstanding shares of common stock) at $14.99 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 1,559,329 shares of common stock (20% of the outstanding shares of common stock) at $13.32 per share after offering expenses and commissions (a 20% discount from net asset value).

	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$16.65		$15.77		$14.02
Net Proceeds per Share to Issuer	$15.82		$14.99		$13.32
Decrease to Net Asset Value
Total Shares Outstanding	8,186,479	5.00%	8,576,312	10.00%	9,355,977	20.00%
Net Asset Value per Share	$16.61	(0.24)%	$16.50	(0.91)%	$16.10	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	77,966		77,966		77,966
Percentage Held by Stockholder A	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Net Asset Value Held by Stockholder A	$1,295,055	(0.24)%	$1,286,345	(0.91)%	$1,254,875	(3.33)%
Total Investment by Stockholder A (Assumed to be $16.65 per Share)	$1,298,146		$1,298,146		$1,298,146
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	$(3,091)		$(11,801)		$(43,272)
Net Asset Value per Share Held by Stockholder A	$16.61		$16.50		$16.10
Investment per Share Held by Stockholder A (Assumed to be $16.65 per Share on Shares Held Prior to Sale)	$16.65		$16.65		$16.65
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	$(0.04)		$(0.15)		$(0.56)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)		(0.24)%		(0.91)%		(3.33)%

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 7,797 shares of common stock, which is 0.5% of an offering of 1,559,329 shares of common stock) rather than its

1.00% proportionate share and (2) 150% of such percentage (i.e. 23,390 shares of common stock, which is 1.5% of an offering of 1,559,329 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

	50% Participation		150% Participation
Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$14.02		$14.02
Net Proceeds per Share to Issuer	$13.32		$13.32
Decrease/Increase to Net Asset Value
Total Shares Outstanding	9,355,977	20.00%	9,355,977	20.00%
Net Asset Value per Share	$16.10	(3.33)%	$16.10	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	85,763	10.00%	101,356	30.00%
Percentage Held by Stockholder A	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$1,380,362	6.33%	$1,631,337	25.67%
Total Investment by Stockholder A (Assumed to be $16.65 per Share on Shares held Prior to Sale)	$1,407,464		$1,629,588
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	$(27,102)		$5,238
Net Asset Value per Share Held by Stockholder A	$16.41	(1.44)%	$16.04	(3.64)%
Investment per Share Held by Stockholder A (Assumed to be $16.65 on Shares Held Prior to Sale)	$16.10		$16.10
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	$(0.32)		$0.05
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)		(1.96)%		0.32%

Impact on New Investors of Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$16.65		$15.77		$14.02
Net Proceeds per Share to Issuer	$15.82		$14.99		$13.32
Decrease/Increase to Net Asset Value
Total Shares Outstanding	8,186,479	5.00%	8,576,312	10.00%	9,355,977	20.00%
Net Asset Value per Share	$16.61	(0.24)%	$16.50	(0.91)%	$16.10	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by New Investor A	3,898		7,797		15,593
Percentage Held by New Investor A	0.05%		0.09%		0.17%
Total Net Asset Value Held by New Investor A	$64,753		$128,634		$250,975
Total Investment by New Investor A (At Price to Public)	$64,907		$122,982		$218,635
Total Dilution/Accretion to New Investor A (Total Net Asset Value Less Total Investment)	$(155)		$5,652		$32,340
Net Asset Value per Share Held by New Investor A	$16.61		$16.50		$16.10
Investment per Share Held by New Investor A (Assumed to be $16.65 per Share on Shares Held Prior to Sale)	$16.65		$15.77		$14.02
Dilution/Accretion per Share Held by New Investor A (Net Asset Value per Share Less Investment per Share)	$(0.04)		$0.72		$2.07
Percentage Dilution/Accretion to New Investor A (Dilution/Accretion per Share Divided by Investment per Share)		(0.24)%		4.60%		14.79%

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group. As of June 30, 2014, there were 35,619,304 shares of common stock outstanding, after the BDC Conversion and Reverse Stock Split, there will be 7,796,647 shares of common stock outstanding, and immediately after this offering, there will be 9,996,647 shares of common stock outstanding. All share data included in the table below have been adjusted to reflect the 1 for 5 Reverse Stock Split effectuated on October 22, 2014.

Name of Beneficial Owner (1)	Shares Owned	Right to Acquire (2)	Total Beneficial Ownership Before BDC Conversion	Percent of Class Before BDC Conversion	Total Beneficial Ownership After BDC Conversion	Percent of Class After BDC Conversion	Percent of Class After This Offering (4)
David C. Beck	38,211	3,638	41,849	*	55,923	*	*
Craig J. Brunet	17,747	13,961	31,708	*	41,373	*	*
Jennifer Eddelson	12,674	6,000	18,674	*	19,953	*	*
Sam Kirschner	18,461	—	18,461	*	32,768	*	*
Salvatore F. Mulia	23,245	—	23,245	*	36,905	*	*
Barry Sloane	950,573	—	950,573	13.34%	1,000,211	12.83%	10.01%
Peter Downs (5)	—	2,552	2,552	*	8,945	*	*
All current directors and named executive officers as a group (7 persons)			1,087,062	15.26%	1,196,077	15.34%	11.97%
Jeffrey G. Rubin (3)	858,301	—	858,301	12.05%	858,301	11.01%	8.59%

*	Less than 1% of total shares of common stock outstanding.
(1)	Unless otherwise stated, the address of each person listed is c/o Newtek Business Services, Inc., 212 West 35th Street, 2nd floor, New York, New York 10001.
(2)	Includes number of shares (i) underlying stock options which are exercisable as of October 7, 2014 or which become exercisable 60 days thereafter and (ii) number of shares subject to future vesting under restricted stock awards within 60 days therafter
(3)	Resigned as President on March 7, 2008.
(4)	Assumes the issuance of 2,200,000 offered hereby.
(5)	Mr. Downs will be appointed to the Board in conjunction with the completion of the BDC Conversion.

The following table sets out the dollar range of our equity securities to be beneficially owned by each of our directors upon completion of this offering.

Name	Dollar Range of Equity Securities in the Company (1)(2)(3)
David C. Beck	over $	100,000
Sam Kirschner	over $	100,000
Salvatore F. Mulia	over $	100,000
Barry Sloane	over $	100,000
Peter Downs (4)	over $	100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on a price of $12.65 per share, which was the closing price of our shares on November 12, 2014.
(4)	Mr. Downs will be appointed to the Board in conjunction with the completion of the BDC Conversion.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

We have elected to be regulated as a business development company under the 1940 Act and intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion. A business development company is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

Code of Ethics

In connection with the BDC Conversion, we will adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally will not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at www.thesba.com.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr. Matthew Ash currently serves as our chief compliance officer.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our senior lending team and our executive committee, which are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

After the completion of this offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we expect to request that the SEC permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We may also request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Matthew Ash to be our chief compliance officer to be responsible for administering these policies and procedures.

NASDAQ Capital Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Capital Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our senior lending team and executive committee and/or that of a third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that our investment professional believe were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Future Offerings

In connection with future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We expect to adopt a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-800-278-4353.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-800-278-4353.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non- corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years or shorter applicable period, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

Prior to the completion of this offering, we merged with and into Newtek Business Services Corp., a newly-formed Maryland corporation, for the purpose of redomesticating in Maryland. Our existing shareholders will be required to approve this transaction. The following description is based in part on relevant portions of the Maryland Law and on the charter and bylaws of Newtek Business Services Corp. This summary is not necessarily complete, and we refer you to Maryland Law and the charter and bylaws of Newtek Business Services Corp. for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.02 per share, all of which are initially designated as common stock. Our common stock is traded on the NASDAQ Capital Market under the ticker symbol “NEWT,” which symbol we have transferred to Newtek Business Services Corp. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of November 12, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.02 per share	200,000,000	—	7,796,647	(1)

(1)	An equity compensation plan has been adopted to cover 3,000,000 shares, but no options have been awarded.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. Our charter also provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Restricted Stock

From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options may be granted pursuant to the Newtek Business Services Corp. 2014 Stock Incentive Plan. See “Executive Compensation — Equity-Based Compensation” for a description of equity-based compensation granted under plans that were active prior to the BDC Conversion.

After the completion of this offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we expect to request that the SEC permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We may also request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

In conjunction with the BDC Conversion, our board of directors will be divided into three classes of directors serving staggered three-year terms. The first class will expire in 2015, the second class will expire in 2016, and the third class will expire in 2017. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. JMP Securities LLC and Ladenburg Thalmann & Co. Inc. are acting as the joint book-running managers of this offering. Subject to the terms and conditions contained in an underwriting agreement among us and the underwriters named below, each of the underwriters have severally agreed to purchase the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of Shares
JMP Securities LLC	1,408,000
Ladenburg Thalmann & Co. Inc.	748,000
Lebenthal & Co., LLC	44,000

Total	2,200,000

The underwriters and the representative are collectively referred to as the “underwriters” and the “representative,” respectively. The underwriters are offering the shares of common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of our common stock offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Overallotment Option

The underwriters have been granted an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 330,000 additional shares of our common stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of our common stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of our common stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares of our common stock listed next to the names of all underwriters in the preceding table.

Underwriting Discounts and Commissions

The underwriters initially propose to offer part of the shares of common stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.45 a share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.45 a share to other underwriters or to certain dealers. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the representative.

The following table provides information regarding the per share and total underwriting discounts and commissions that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 330,000 additional shares from us.

	Price per Share	Total Without Over- Allotment	Total With Over- Allotment
Underwriting discounts and commissions payable by us	$0.75	$1,650,000	$1,897,500

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions will be approximately $1.8 million

NASDAQ Capital Market

Our common stock is listed on the NASDAQ Capital Market under the symbol “NEWT,” which symbol we have transferred to Newtek Business Services Corp.

Lock-Up Agreements

Each of us, our directors, executive officers, our other stockholders who are affiliated with the Company, has agreed that, without the prior written consent of JMP Securities LLC on behalf of the underwriters, each of us will not, during the period ending 180 days after the date of this prospectus:

•	offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of common stock or securities convertible into or exchangeable or exercisable for any shares of common stock, enter into a transaction which would have the same effect; or

•	enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such aforementioned transaction is to be settled by delivery of the common stock or such other securities, in cash or otherwise; or

•	publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement; or

•	request, make any demand for or exercise any right with respect to, the registration of any common stock or any security convertible into or exercisable or exchangeable for common stock (and such individuals have waived any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which such individual is a party).

The restrictions described in the preceding paragraph do not apply to:

•	any common stock acquired in the open market on or after the date of this prospectus; or

•	the transfer of common stock to a family member or trust for the benefit of the investor or a family member, but provided the transferee agrees in writing prior to such transfer to be bound by the restrictions described above.

Our existing stockholders who are not affiliated with the Company have not agreed to the foregoing.

Price Stabilization, Short Positions and Penalty Bids

In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Additional Underwriting Compensation

There are no agreements between us and the underwriters or any of their affiliates other than as described herein.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. One of the underwriters, Lebenthal & Co., LLC, is a borrower under two pre-existing term loans from NSBF. The unguaranteed principal balance of these loans total approximately $190,000 as of June 30, 2014.

The principal business address of JMP Securities LLC is Attn: Prospectus Department, 600 Montgomery Street, 10th Floor, San Francisco, California 94111; the principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, New York 10022; and the principal business address of Lebenthal & Co., LLC is 230 Park Avenue, New York, New York 10169.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Baker & Hostetler LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected McGladrey LLP as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Inc. as of and for the year ended December 31, 2013 have been audited by McGladrey LLP. The financial statements of Newtek Business Services, Inc. as of and for each of the two years in the periods ended December 31, 2012 included in this prospectus have been so included in reliance on the report of CohnReznick LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.thesba.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 212 West 35th Street, 2nd Floor, New York, New York 10001. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(In Thousands, except for Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Operating revenues
Electronic payment processing	$23,163	$23,446	$44,690	$45,123
Web hosting and design	4,114	4,538	8,101	8,918
Premium income	4,992	4,937	10,129	9,196
Interest income	1,568	1,166	3,129	2,196
Servicing fee income — NSBF portfolio	915	666	1,746	1,280
Servicing fee income — external portfolios	1,743	893	3,537	1,740
Income from tax credits	15	29	28	55
Insurance commissions	416	470	801	914
Other income	1,202	866	2,054	1,733

Total operating revenues	$38,128	$37,011	$74,215	$71,155

Net change in fair value of:
SBA loans	118	(772)	(1,147)	(1,148)
Credits in lieu of cash and notes payable in credits in lieu of cash	(1)	7	—	26

Total net change in fair value	117	(765)	(1,147)	(1,122)

Operating expenses:
Electronic payment processing costs	19,575	19,628	37,937	37,912
Salaries and benefits	6,823	6,323	13,301	12,379
Interest	3,589	1,381	5,225	2,684
Depreciation and amortization	896	816	1,751	1,623
Provision for loan losses	139	209	(66)	327
Other general and administrative costs	4,934	5,008	10,415	10,025

Total operating expenses	35,956	33,365	68,563	64,950

Income before income taxes	2,289	2,881	4,505	5,083
Provision for income taxes	911	1,180	1,760	2,077

Net income	1,378	1,701	2,745	3,006
Net income attributable to non-controlling interests	16	141	40	288

Net income attributable to Newtek Business Services, Inc.	$1,394	$1,842	$2,785	$3,294

Weighted average common shares outstanding — basic	35,531	35,283	35,482	35,251

Weighted average common shares outstanding — diluted	38,477	37,902	38,462	37,775

Earnings per share — basic	$0.04	$0.05	$0.08	$0.09

Earnings per share — diluted	$0.04	$0.05	$0.07	$0.09

See accompanying notes to these unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

JUNE 30, 2014 AND DECEMBER 31, 2013

(In Thousands, except for Per Share Data)

	June 30, 2014	December 31, 2013
	Unaudited	(Note 1)
ASSETS
Cash and cash equivalents	$9,001	$12,508
Restricted cash	18,816	16,877
Broker receivable	9,481	13,606
SBA loans held for investment, net (includes $9,862 and $10,894, respectively, related to securitization trust VIE; net of allowance for loan losses of $1,510 and $1,811, respectively)	9,583	10,689
SBA loans held for investment, at fair value (includes $80,342 and $74,387, respectively, related to securitization trust VIE)	94,728	78,951
Accounts receivable (net of allowance of $1,235 and $871, respectively)	10,650	11,602
SBA loans held for sale, at fair value	3,305	4,734
Prepaid expenses and other assets, net (includes $1,980 and $2,187, respectively, related to securitization trust VIE)	13,599	18,549
Servicing asset (net of accumulated amortization and allowances of $8,652 and $7,909, respectively)	7,703	6,776
Fixed assets (net of accumulated depreciation and amortization of $11,440 and $10,547, respectively)	3,705	3,741
Intangible assets (net of accumulated amortization of $2,253 and $2,243, respectively)	1,164	1,240
Credits in lieu of cash	2,898	3,641
Goodwill	12,092	12,092
Deferred tax asset, net	4,171	3,606

Total assets	$200,896	$198,612

LIABILITIES AND EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$17,137	$14,688
Notes payable	43,613	41,218
Note payable — securitization trust VIE	54,959	60,140
Capital lease obligation	506	642
Deferred revenue	1,219	1,274
Notes payable in credits in lieu of cash	2,898	3,641

Total liabilities	120,332	121,603

Commitments and contingencies
Equity:
Newtek Business Services, Inc. shareholders’ equity:
Preferred shares (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common shares (par value $0.02 per share; authorized 54,000 shares, 36,913 issued; 35,619 and 35,385 outstanding, respectively, not including 83 shares held in escrow)	740	738
Additional paid-in capital	62,290	61,349
Retained earnings	17,322	14,536
Treasury shares, at cost (1,294 and 1,528 shares, respectively)	(1,380)	(1,279)

Total Newtek Business Services, Inc. shareholders’ equity	78,972	75,344
Non-controlling interests	1,592	1,665

Total equity	80,564	77,009

Total liabilities and equity	$200,896	$198,612

See accompanying notes to these unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

(In Thousands)

	2014	2013
Cash flows from operating activities:
Condensed consolidated net income	$2,745	$3,006
Adjustments to reconcile condensed consolidated net income to net cash provided by operating activities:
Income from tax credits	(28)	(55)
Write-off of deferred financing costs and discount	1,905	—
Accretion of interest expense	28	81
Fair value adjustments on SBA loans	1,147	1,148
Fair value adjustment of credits in lieu of cash and notes payable in credits in lieu of cash	—	(26)
Deferred income taxes	(565)	(994)
Depreciation and amortization	1,751	1,624
Accretion of discount	285	(96)
Provision for loan losses	(66)	327
Other, net	1,091	796
Changes in operating assets and liabilities:
Originations of SBA loans held for sale	(67,037)	(59,728)
Proceeds from sale of SBA loans held for sale	68,322	57,927
Broker receivable	4,126	8,587
Accounts receivable	700	(2,928)
Prepaid expenses, accrued interest receivable and other assets	4,132	(1,662)
Accounts payable, accrued expenses and deferred revenue	2,837	397
Change in restricted cash	(8,351)	(860)
Capitalized servicing asset	(1,670)	(1,565)

Net cash provided by operating activities	11,352	5,979

Cash flows from investing activities:
Investments in qualified businesses	(72)	—
Return of investments in qualified businesses	—	1,522
Purchase of fixed assets and customer merchant accounts	(895)	(1,084)
SBA loans originated for investment, net	(21,158)	(17,976)
Payments received on SBA loans	5,095	2,346
Proceeds from sale of loan held for investment	500	—
Change in restricted cash	—	834
Other, net	—	(40)

Net cash used in investing activities	(16,530)	(14,398)

Cash flows from financing activities:
Net proceeds from (repayments on) bank lines of credit	$1,635	$(8,887)
Proceeds from term loan	10,000	—
Repayments on notes payable	(10,590)	(208)
Issuance of senior notes, net of issuance costs	—	20,909
Repayments of senior notes	(5,329)	(2,599)
Additions to deferred financing costs	(303)	(864)
Change in restricted cash related to securitization	6,412	(621)
Proceeds from exercise of stock options	15	120
Other	(169)	339

Net cash provided by financing activities	1,671	8,189

Net decrease in cash and cash equivalents	(3,507)	(230)
Cash and cash equivalents — beginning of period	12,508	14,229

Cash and cash equivalents — end of period	$9,001	$13,999

Supplemental disclosure of cash flow activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$765	$3,514

Increase in Additional paid in capital attributable to deferred tax adjustment on vested stock	$166	$—

See accompanying notes to these unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services, Inc. (“Newtek” or “the Company”) is a holding company for several wholly- and majority-owned subsidiaries, including twelve certified capital companies which are referred to as Capcos, and several portfolio companies in which the Capcos own non-controlling or minority interests. The Company provides a “one-stop-shop” for business services to the small- and medium-sized business market and uses state of the art web-based proprietary technology to be a low cost acquirer and provider of products and services. The Company partners with companies, credit unions, and associations to offer its services.

The Company’s principal business segments are:

Electronic Payment Processing: Marketing third party credit card processing and check approval services to the small- and medium-sized business market under the name of Newtek Merchant Solutions.

Managed Technology Solutions: CrystalTech Web Hosting, Inc., d/b/a Newtek Technology Services (“NTS”), offers shared and dedicated web hosting, data storage and backup services, cloud computing plans and related services to the small- and medium-sized business market.

Small Business Finance: The segment is comprised of Small Business Lending, Inc., (“SBL”), a lender service provider for third-parties that primarily services government guaranteed U.S. Small Business Administration (“SBA”) 7(a) loans to qualifying small businesses through Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed, SBA lender that originates, sells and services loans to qualifying small businesses, which are partially guaranteed by the SBA, and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”) which provides receivable financing and management services.

All Other: Businesses formed from investments made through Capco programs and others which cannot be aggregated with other operating segments, including insurance and payroll processing.

Corporate Activities: Corporate implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income and corporate operations expenses.

Capco: Twelve certified capital companies which invest in small- and medium-sized businesses. They generate non-cash income from tax credits and non-cash interest expense and insurance expenses in addition to cash management fees.

The condensed consolidated financial statements of Newtek, its subsidiaries and consolidated entities included herein have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America and include all wholly- and majority-owned subsidiaries, several portfolio companies in which the Capcos own non-controlling minority interest and those variable interest entities of which Newtek is considered to be the primary beneficiary. All inter-company balances and transactions have been eliminated in consolidation. Non-controlling interests are reported below net income under the heading “Net income attributable to non-controlling interests” in the condensed consolidated statements of income (unaudited) and shown as a component of equity in the condensed consolidated balance sheets.

The accompanying notes to unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s 2013 Annual Report on Form 10-K. These financial statements have been prepared in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments, consisting of normal recurring items, considered necessary for a fair presentation have been included. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2013 condensed consolidated balance sheet has been derived from the audited financial statements of that date but does not include all disclosures required by accounting principles generally accepted in the United States of America.

All financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. The most significant estimates are with respect to valuation of investments in qualified businesses, asset impairment valuation, allowance for loan losses, valuation of servicing assets, charge-back reserves, tax valuation allowances and the fair value measurements used to value certain financial assets and financial liabilities. Actual results could differ from those estimates.

Revenue Recognition

The Company operates in a number of different segments. Revenues are recognized as services are rendered and are summarized as follows:

Electronic payment processing revenue: Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services on a percentage of the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard® and Visa® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Web hosting revenue: Managed technology solutions revenue is primarily derived from monthly recurring service fees for the use of its web hosting, web design and software support services. Customer set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services, excluding cloud plans, is generally received one month to one year in advance. Deferred revenues represent customer payments for web hosting, web design and related services in advance of the reporting period date. Revenue for cloud related services is based on actual consumption used by a cloud customer.

Sales and Servicing of SBA Loans: NSBF originates loans to customers under the SBA program that generally provides for SBA guarantees of 75% to 90% of each loan, subject to a maximum guarantee amount. This guaranteed portion is generally sold to a third party via an SBA regulated secondary market transaction utilizing SBA Form 1086 for a price equal to the guaranteed loan amount plus a premium. NSBF recognizes premium on loan sales as equal to the cash premium plus the fair value of the initial servicing asset. Revenue is recognized on the trade date of the guaranteed portion.

Upon recognition of each loan sale, the Company retains servicing responsibilities and receives servicing fees of a minimum of 1% of the guaranteed loan portion sold. The Company is required to estimate its adequate servicing compensation in the calculation of its servicing asset. The purchasers of the loans sold have no recourse to the Company for failure of customers to pay amounts contractually due.

Subsequent measurements of each class of servicing assets and liabilities may use either the amortization method or the fair value measurement method. NSBF has chosen to apply the amortization method to its servicing asset, amortizing the asset in proportion to, and over the period of, the estimated future net servicing income on the underlying sold guaranteed portion of the loans and assessing the servicing asset for impairment based on fair value if and when a triggering event occurs. In the event future prepayments are significant or impairments are incurred and future expected cash flows are inadequate to cover the unamortized servicing assets, additional amortization or impairment charges would be recognized. In evaluating and measuring impairment of servicing assets, NSBF stratifies its servicing assets based on year of loan and loan term which are the key risk characteristics of the underlying loan pools. The Company uses an independent valuation specialist to estimate the fair value of the servicing asset by calculating the present value of estimated future net servicing cash flows, using assumptions of prepayments, defaults, servicing costs and discount rates that NSBF believes market participants would use for similar assets. If NSBF determines that the impairment for a stratum is temporary, a valuation allowance is recognized through a charge to current earnings for the amount the amortized balance exceeds the current fair value. If the fair value of the stratum was to later increase, the valuation allowance may be reduced as a recovery. However, if NSBF determines that impairment for a stratum is other than temporary, the value of the servicing asset and any related valuation allowance is written-down.

SBA Loan Interest and Fees: Interest income on loans is recognized as earned. A loan is placed on non-accrual status if it exceeds 90 days past due with respect to principal or interest and, in the opinion of management, interest or principal on the loan is not collectible, or at such earlier time as management determines that the collectability of such principal or interest is unlikely. Such loans are designated as impaired non-accrual loans. All other loans are defined as performing loans. When a loan is designated as impaired, the accrual of interest is discontinued, and any accrued but uncollected interest income is reversed and charged against current operations. While a loan is classified as impaired and the future collectability of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

NSBF passes certain servicing expenditures it incurs to the borrower, such as force placed insurance, insufficient funds fees, or fees it assesses, such as late fees, with respect to managing the loan. These expenditures are recorded when incurred. Due to the uncertainty with respect to collection of these passed through expenditures or assessed fees, any funds received to reimburse NSBF are recorded on a cash basis as other income.

Income from tax credits: Following an application process, a state will notify a company that it has been certified as a Capco. The state or jurisdiction then allocates an aggregate dollar amount of tax credits to the Capco. However, such amount is neither recognized as income nor otherwise recorded in the financial statements since it has yet to be earned by the Capco. The Capco is entitled to earn tax credits upon satisfying defined investment percentage thresholds within specified time requirements. Newtek has Capcos operating in five states and the District of Columbia. Each statute requires that the Capco invest a threshold percentage of “certified capital” (the funds provided by the insurance company investors) in businesses defined as qualified within the time frames specified. As the Capco meets these requirements, it avoids grounds under the statute for its disqualification for continued participation in the Capco program. Such a disqualification, or “decertification” as a Capco results in a permanent recapture of all or a portion of the allocated tax credits. The proportion of the possible recapture is reduced over time as the Capco remains in general compliance with the program rules and meets the progressively increasing investment benchmarks. As the Capco progresses in its investments in Qualified Businesses and, accordingly, places an increasing proportion of the tax credits beyond recapture, it earns an amount equal to the non-recapturable tax credits and records such amount as income, with a corresponding asset called “credits in lieu of cash” in the balance sheet.

The amount earned and recorded as income is determined by multiplying the total amount of tax credits allocated to the Capco by the percentage of tax credits immune from recapture (the earned income percentage) at that point. To the extent that the investment requirements are met ahead of schedule, and the percentage of non-recapturable tax credits is accelerated, the present value of the tax credit earned is recognized currently and the asset, credits in lieu of cash, is accreted up to the amount of tax credits deliverable to the certified investors. The obligation to deliver tax credits to the certified investors is recorded as notes payable in credits in lieu of cash. On the date the tax credits are utilizable by the certified investors, the Capco decreases credits in lieu of cash with a corresponding decrease to notes payable in credits in lieu of cash.

Insurance commissions: Revenues are comprised of commissions earned on premiums paid for insurance policies and are recognized at the time the commission is earned. At that date, the earnings process has been completed and the Company can estimate the impact of policy cancellations for refunds and establish reserves. The reserve for policy cancellations is based on historical cancellation experience adjusted by known circumstances.

Other income: Other income represents revenues derived from operating units that cannot be aggregated with other business segments. In addition, other income represents one time recoveries or gains on investments. Revenue is recorded when there is strong evidence of an agreement, the related fees are fixed, the service or product has been delivered, and the collection of the related receivable is assured.

•	Receivable fees: Receivable fees are derived from the funding (purchase) of receivables from finance clients. NBC recognizes the revenue on the date the receivables are purchased at a percentage of face value as agreed to by the client. NBC also has arrangements with certain of its clients whereby it purchases the client’s receivables and charges a fee at a specified rate based on the amount of funds advanced against such receivables. The funds provided are collateralized by accounts receivable and the income is recognized as earned.

•	Late fees: Late fees are derived from receivables NBC has purchased that have gone over a certain period (usually over 30 days) without payment. The client or the client’s customer is charged a late fee according to the agreement with the client and NBC records the fees as income in the month in which such receivable becomes past due.

•	Billing fees: Billing fees are derived from billing-only (non-finance) clients. These fees are recorded when earned, which occurs when the service is rendered.

•	Other fees: These fees include re-underwriting fees, due diligence fees, termination fees, under minimum fees, and other fees including finance charges, supplies sold to clients, NSF fees, wire fees and administration fees. These fees are charged upon funding, takeovers or liquidation of finance clients. The Company also receives commission revenue from various sources.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, VISA® and MasterCard® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percent of dollar volume processed or, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses, which represent fees paid to third-party sales referral sources. Residual expenses are paid under various formulae as contracted. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services.

Restricted Cash

Restricted cash includes cash collateral relating to a security deposit, monies due on SBA loan-related remittances and insurance premiums received by the Company and due to third parties; cash held by the Capcos restricted for use in managing and operating the Capco, making qualified investments and for the payment of income taxes; cash reserves associated with the securitization transactions, cash set aside to purchase unguaranteed portions originated subsequent to the securitization transactions, cash held in blocked accounts used to pay down bank note payables, cash held for our payroll clients waiting to be remitted to their employees or taxing authority and a cash account maintained as a reserve against electronic payment processing chargeback losses. Following is a summary of restricted cash by segment:

(In thousands):	June 30, 2014	December 31, 2013
Electronic payment processing	$532	$573
Small business finance	15,354	12,829
All other	1,936	2,475
Corporate activities	990	989
Capcos	4	11

Totals	$18,816	$16,877

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

SBA Loans Held for Investment

For loans that completed funding before October 1, 2010, SBA loans held for investment are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk). Prior to 2013, the Company determined fair value based on its securitization pricing, as well as internal quantitative data on the portfolio with respect to historical default rates and future expected losses, and now uses a discounted cash flow method, which includes assumptions for cumulative default rates, prepayment speeds, servicing cost and a market yield.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Allowance for SBA Loan Losses

For loans funded before October 1, 2010, the allowance for loan losses for performing loans is established by management through provisions for loan losses charged against income. The amount of the allowance for loan losses is inherently subjective, as it requires making material estimates which may vary from actual results. Management’s ongoing estimates of the allowance for loan losses are particularly affected by the changing composition of the loan portfolio over the last few years as well as other portfolio characteristics, such as industry concentrations and loan collateral. The adequacy of the allowance for loan losses is reviewed by management on a monthly basis at a minimum, and as adjustments become necessary, are reflected in operations during the periods in which they become known. Considerations in this evaluation include past and anticipated loss experience, risks inherent in the current portfolio and evaluation of real estate collateral as well as current economic conditions. In the opinion of management, the allowance, when taken as a whole, is adequate to absorb estimated loan losses inherent in the Company’s entire loan portfolio. The allowance consists of specific and general reserves. The specific reserves relate to loans that are classified as either loss, doubtful, substandard or special mention that are considered impaired. An allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors.

Loans funded on or after October 1, 2010 are recorded at fair value. Changes in the value of such loans, whether performing or impaired, are reported as a net change in the fair value of SBA loans held for investment in the consolidated statement of operations.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement, and includes troubled debt restructured loans. Other factors considered by management in determining impairment include payment status and collateral value. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Impaired loans for which the carrying amount is based on fair value of the underlying collateral are included in SBA loans held for investment, net, prepaid expenses and other assets and reported at estimated fair value on a non-recurring basis, both at initial recognition of impairment and on an on-going basis until recovery or charge-off of the loan amount. The determination of impairment involves management’s judgment in the use of market data and third party estimates regarding collateral values. For loans funded before October 1, 2010, the impairment of a loan resulted in management establishing an allowance for loan losses through provisions for loan losses charged against income; for subsequent loans at fair value, impairment results in a net change in the fair value of SBA loans held for investment. Amounts deemed to be uncollectible are charged against the allowance for loan losses or reduces the fair value and subsequent recoveries, if any, are credited to the allowance or increases the fair value.

The Company’s charge-off policy is based on a loan-by-loan review for which the estimated uncollectible portion of nonperforming loans is charged off against the corresponding loan receivable and the allowance for loan losses or against the reduction in fair value.

Troubled Debt Restructured Loans

A loan is considered a troubled debt restructuring, (“TDR”) when a borrower is experiencing financial difficulties that lead to a restructuring that the Company would not otherwise consider. Concessions per Accounting Standards Codification, (“ASC”) Topic 310, Receivables, may include rate reductions, principal forgiveness, extension of the maturity date and other actions to minimize potential losses. All TDRs are modified loans; however, not all modified loans are TDRs.

The Company reviews its modified loans for TDR classification. When a borrower is granted extended time to pay and there are no other concessions as to rate reductions or principal, the loan remains an accrual loan. Certain time extensions based on the time value of money require reserves to be established despite no interruption on payments being made. In the case of a default, the loan becomes non-accrual and reviewed by committee for adequate specific reserves to that loan.

SBA Loans Held For Sale

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

Loans receivable held for sale are sold with the servicing rights retained by NSBF. For loans funded prior to October 1, 2010, gains on sales of loans are recognized based on the difference between the selling price and the carrying value of the related loans sold. Unamortized net deferred loan origination costs are recognized as a component of gain on sale of loans. For loans funded on or after October 1, 2010, premium on loan sales is equal to the cash premium plus the fair value of the servicing asset while reversing the fair value gain previously recorded.

Purchased Receivables

For clients of NBC that are assessed fees based on a discount as well as for clients that are on a prime plus fee schedule, purchased receivables are recorded at the point in time when cash is released to the client. A majority of the receivables purchased with respect to prime plus arrangements are recourse and are sold back to the client if aged over 90 days, depending on contractual agreements. Purchased receivables are included in accounts receivable on the condensed consolidated balance sheets.

Investments in Qualified Businesses

The various interests that the Company acquires in its qualified investments are accounted for under three methods: consolidation, equity method and cost method. The applicable accounting method is generally determined based on the Company’s voting interest or the economics of the transaction if the investee is determined to be a variable interest entity.

Consolidation Method. Investments in which the Company directly or indirectly owns more than 50% of the outstanding voting securities, those the Company has effective control over, or those deemed to be a variable interest entity in which the Company is the primary beneficiary are generally accounted for under the consolidation method of accounting. Under this method, an investment’s financial position and results of operations are reflected within the Company’s condensed consolidated financial statements. All significant inter-company accounts and transactions are eliminated, including returns of principal, dividends, interest received and investment redemptions. The results of operations and cash flows of a consolidated operating entity are included through the latest interim period in which the Company owned a greater than 50% direct or indirect voting interest, exercised control over the entity for the entire interim period or was otherwise designated as the primary beneficiary. Upon dilution of control below 50%, or upon occurrence of a triggering event requiring reconsideration as to the primary beneficiary of a variable interest entity, the accounting method is adjusted to the equity or cost method of accounting, as appropriate, for subsequent periods.

Equity Method. Investments that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to an investee depends on an evaluation of several factors including, among others, representation on the investee’s Board of Directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the investee, including voting rights associated with the Company’s holdings in common, preferred and other convertible instruments in the investee. Under the equity method of accounting, an investee’s accounts are not reflected within the Company’s condensed consolidated financial statements; however, the Company’s share of the earnings or losses of the investee is reflected in the Company’s condensed consolidated financial statements.

Cost Method. Investments not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company’s share of the net earnings or losses of such investments is not included in the Company’s condensed consolidated financial statements. However, cost method impairment charges are recognized, as necessary, in the Company’s condensed consolidated financial statements. If circumstances suggest that the value of the investee has subsequently recovered, such recovery is not recorded until ultimately liquidated or realized.

The Company’s debt and equity investments have substantially been made with funds available to Newtek through the Capco programs. These programs generally require that each Capco meet a minimum investment benchmark within five years of initial funding all of which have been met. In addition, any funds received by a Capco as a result of a debt repayment or equity return may, under the terms of the Capco programs, be reinvested and counted towards the Capcos’ minimum investment benchmarks.

Securitization Activities

NSBF engaged in securitization transactions of the unguaranteed portions of its SBA 7(a) loans in 2010, 2011 and 2013. Because the transfer of these assets did not meet the criteria of a sale for accounting purposes, it was treated as a secured borrowing. NSBF continues to recognize the assets of the secured borrowing in Loans held for investment and the associated financing in Notes payable on the consolidated balance sheets.

Share — Based Compensation

All share-based payments to employees are recognized in the financial statements based on their fair values using an option-pricing model at the date of grant. The Company recognizes compensation on a straight-line basis over the requisite service period for the entire award. The Company has elected to adopt the alternative transition method for calculating the tax effects of share-based compensation. The alternative transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the tax effects of employee share-based compensation, which is available to absorb tax deficiencies.

Fair Value

ASC Topic 820 stipulates a fair value hierarchy based on whether the inputs to valuation techniques utilized to measure fair value are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Company-based assumptions. The Company adopted the methods of fair value to value its financial assets and liabilities. The Company carries its credits in lieu of cash, prepaid insurance and notes payable in credits in lieu of cash at fair value, as well as its SBA loans held for investment and SBA loans held for sale. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with ASC Topic 820 and in order to increase consistency and comparability in fair value measurements, the Company utilized a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. Federal and state income tax returns prior to fiscal year 2010 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Accounting for Uncertainty in Income Taxes

The ultimate deductibility of positions taken or expected to be taken on tax returns is often uncertain. In order to recognize the benefits associated with a tax position taken (i.e., generally a deduction on a corporation’s tax return), the entity must conclude that the ultimate allowability of the deduction is more likely than not. If the ultimate allowability of the tax position exceeds 50% (i.e., it is more likely than not), the benefit associated with the position is recognized at the largest dollar amount that has more than a 50% likelihood of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and recognized will generally result in (1) an increase in income taxes currently payable or a reduction in an income tax refund receivable or (2) an increase in a deferred tax liability or a decrease in a deferred tax asset, or both (1) and (2).

Fair Value of Financial Instruments

As required by the Financial Instruments Topic of the Financial Accounting Standards Board (“FASB”) ASC Topic 820, the estimated fair values of financial instruments must be disclosed. Excluding fixed assets, intangible assets, goodwill, and prepaid expenses and other assets (noted below), substantially all of the Company’s assets and liabilities are considered financial instruments as defined under this standard. Fair value estimates are subjective in nature and are dependent on a number of significant assumptions associated with each instrument or group of similar instruments, including estimates of discount rates, risks associated with specific financial instruments, estimates of future cash flows and relevant available market information.

The carrying values of the following balance sheet items approximate their fair values primarily due to their liquidity and short-term or adjustable-yield nature:

•	Cash and cash equivalents

•	Restricted cash

•	Broker receivable

•	Accounts receivable

•	Notes payable

•	Accrued interest receivable (included in Prepaid expenses and other assets)

•	Accrued interest payable (included in Accounts payable, accrued expenses and other liabilities)

•	Accounts payable and accrued expenses

The carrying value of Capco investments in Qualified Businesses (included in Prepaid expenses and other assets), Credits in lieu of cash and Notes payable in credits in lieu of cash as well as its SBA loans held for investment and SBA loans held for sale approximate fair value based on management’s estimates.

New Accounting Standards

In January 2014, the FASB issued ASU 2014-04, “Receivables — Troubled Debt Restructurings by Creditors: Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure (a consensus of the FASB Emerging Issues Task Force).” The update clarifies that an in substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The ASU is effective for fiscal years and interim periods beginning after December 15, 2014. The adoption of this ASU is not expected to have a significant impact on the Company’s Consolidated Financial Statements or disclosures.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers.” ASU 2014-09 supersedes the revenue recognition requirements in “Accounting Standard Codification 605 — Revenue Recognition” and most industry-specific guidance. The standard requires that entities recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which a company expects to be entitled in exchange for those goods or services. This ASU is effective for fiscal years beginning after December 15, 2016. ASU 2014-09 permits the use of either the retrospective or cumulative effect transition method. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In June 2014, the FASB issued ASU 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” which changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. In addition, ASU 2014-11 requires disclosures about transfers accounted for as sales in transactions that are economically similar to repurchase agreements and about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 and the disclosure for certain transactions accounted for as a sale are effective for public companies for the first interim or annual period beginning after December 15, 2014. For public companies, the disclosure for transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In June 2014, the FASB issued ASU 2014-12 “Compensation — Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period,” which requires that a performance target that affects vesting and that could be achieved after the requisite service period is treated as a performance condition and, as a result, should not be included in the estimation of the grant-date fair value of the award. ASU 2014-12 will be effective for annual period beginning after December 15, 2015 and may be applied either prospectively to all awards granted or modified after the effective date or retrospectively, to all periods presented. The adoption of this ASU is not expected to have a material impact on the Company’s Consolidated Financial Statements or disclosures.

NOTE 3 — FAIR VALUE MEASUREMENTS:

Fair Value Option Elections

Effective January 1, 2008, the Company adopted fair value accounting concurrent with the election of the fair value option. The accounting standard relating to the fair value measurements clarifies the definition of fair value and describes methods available to appropriately measure fair value in accordance with GAAP. The accounting standard applies whenever other accounting standards require or permit fair value measurements. The accounting standard relating to the fair value option for financial assets and financial liabilities allows entities to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities that are not otherwise required to be measured at fair value, with changes in fair value recognized in earnings as they occur. It also establishes presentation and disclosure requirements designed to improve comparability between entities that elect different measurement attributes for similar assets and liabilities.

On January 1, 2008, the Company elected the fair value option for valuing its Capcos’ credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance.

On October 1, 2010, the Company elected the fair value option for valuing its SBA 7(a) loans funded on or after that date which are included in SBA loans held for investment and SBA loans held for sale.

The Company elected the fair value option in order to reflect in its condensed financial statements the assumptions that market participants use in evaluating these financial instruments.

Assets and Liabilities Measured at Fair Value on a Recurring Basis:

	Fair Value Measurements at June 30, 2014 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Unrealized Gains and (Losses)
Assets
Credits in lieu of cash	$2,898	$—	$2,898	$—	$(5)
SBA loans held for investment	94,728	—	—	94,728	(808)
SBA loans held for sale	3,305	—	3,305	—	(144)

Total assets	$100,931	$—	$6,203	$94,728	$(957)

Liabilities
Notes payable in credits in lieu of cash	$2,898	$—	$2,898	$—	$5

For the six months ended June 30, 2014, the Company charged-off $195,000 in losses related to its SBA loans held for investment.

Assets and Liabilities Measured at Fair Value on a Recurring Basis:

	Fair Value Measurements at December 31, 2013 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Unrealized Gains and (Losses)
Assets
Credits in lieu of cash	$3,641	$—	$3,641	$—	$—
SBA loans held for investment	78,951	—	—	78,951	(1,629)
SBA loans held for sale	4,734	—	4,734	—	403

Total assets	$87,326	$—	$8,375	$78,951	$(1,226)

Liabilities
Notes payable in credits in lieu of cash	$3,641	$—	$3,641	$—	$21

Total liabilities	$3,641	$—	$3,641	$—	$21

Fair value measurements:

Credits in lieu of cash and notes payable in credits in lieu of cash

The Company elected to account for both credits in lieu of cash and notes payable in credits in lieu of cash at fair value in order to reflect in its condensed consolidated financial statements the assumptions that market participant’s use in evaluating these financial instruments.

The Company’s Capcos’ debt, enhanced by Chartis insurance, effectively bears the nonperformance risk of Chartis. The closest trading comparators are the debt of Chartis’ parent, AIG. Therefore the Company calculates the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash using the yields of various AIG notes with similar maturities to each of the Company’s respective Capcos’ debt (the “Chartis Note Basket”). The Company elected to discontinue utilizing AIG’s 7.70% Series A-5 Junior Subordinated Debentures because those long maturity notes began to trade with characteristics of a preferred stock after AIG received financing from the United States Government. The Company considers the Chartis Note Basket a Level 2 input under fair value accounting, since it is a quoted yield for a similar liability that is traded in an active exchange market. The Company selected the Chartis Note Basket as the most representative of the nonperformance risk associated with the Capco notes because they are Chartis issued notes, are actively traded and because maturities match credits in lieu of cash and notes payable in credits in lieu of cash.

After calculating the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash, the Company compares their values. This calculation is done on a quarterly basis. Calculation differences primarily due to tax credit receipt versus delivery timing may cause the value of the credits in lieu of cash to differ from that of the notes payable in credits in lieu of cash. Because the credits in lieu of cash asset has the single purpose of paying the notes payable in credits in lieu of cash and has no other value to the Company, Newtek determined that the credits in lieu of cash should equal the notes payable in credits in lieu of cash.

On December 31, 2013, the yield on the Chartis Note Basket was 1.49%. As of June 30, 2014, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 1.58% reflecting changes in interest rates in the marketplace. This increase in yield increased both the fair value of the credits in lieu of cash and the fair value of the notes payable in credits in lieu of cash. For the three months ended June 30, 2014, the Company reported a loss of $1,000; there was no corresponding gain or loss for the six months ended June 30, 2014.

On December 31, 2012, the yield on the Chartis Note Basket was 1.72%. As of June 30, 2013, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 2.00% reflecting changes in interest rates in the marketplace. This increase in yield increased both the fair value of the credits in lieu of cash and the fair value of the notes payable in credits in lieu of cash. The net change in fair value reported in the Company’s condensed consolidated statements of income for the three and six months ended June 30, 2013 was a gain of $7,000 and $26,000, respectively.

Changes in the future yield of the Chartis Note Basket will result in changes to the fair values of the credits in lieu of cash and notes payable in credits in lieu of cash when calculated for future periods; these changes will be reported through the Company’s condensed consolidated statements of income.

SBA 7(a) Loans

On October 1, 2010, the Company elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. Management believed that doing so would promote its effort to both simplify and make more transparent its financial statements by better portraying the true economic value of this asset on its balance sheet and statement of income. NSBF originates, funds, and services government guaranteed loans under section 7(a) of the Small Business Act. The SBA does not fully guarantee the SBA 7(a) Loans: An SBA 7(a) Loan is bifurcated into a guaranteed portion and an unguaranteed portion, each accruing interest on the principal balance of such portion at a per annum rate in effect from time to time. NSBF originates variable interest loans, usually set at a fixed index to the Prime rate that resets quarterly. Primarily, NSBF has made SBA 7(a) loans carrying guarantees of 75% and 85%; from 2009 through early 2011 under a special program, most of the loans NSBF originated carried a guarantee of 90%. NSBF, both historically and as a matter of its business plan, sells the guaranteed portions via SBA Form 1086 into the secondary market when the guaranteed portion becomes available for sale upon the closing and fully funding of the SBA 7(a) loan and retains the unguaranteed portions. Management recognized that the economic value in the guaranteed portion did not inure to NSBF at the time of their sale but rather when the guaranty attached at origination; amortization accounting by its nature does not recognize this increase in value at the true time when it occurred. Under fair value, the value of the guarantee is recorded when it economically occurs at the point of the creation and funding of the loan, and is not delayed until the sale occurs. Contemporaneously, the value of the unguaranteed portion will also be determined to reflect the full, fair value of the loan.

Although the fair value election is for the entire SBA 7(a) loan, the Company primarily sells the guaranteed portions at the completion of funding. The need to record the fair value for the guaranteed portion of the loan will primarily occur when a guaranteed portion is not traded at period end (“SBA loans held for sale”). The unguaranteed portion retained is recorded under “SBA loans held for investment.”

SBA Loans Held for Investment

For loans that completed funding before October 1, 2010, SBA loans held for investment are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk).

In determining the net change in fair value of loans held for investment for the three months ended June 30, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 15% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of June 30, 2014. The default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately originating to existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow resulted in a price equivalent of 94.70% of the par amount on our loans held for investment as of June 30, 2014.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Below is a summary of the activity in SBA loans held for investment, at fair value for the six months ended June 30, 2014 and 2013, respectively, (in thousands):

	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Balance, beginning of period	$78,951	$43,055
SBA loans held for investment, originated	21,128	17,924
Loans transferred to other real estate owned	—	(214)
Payments received	(4,348)	(1,249)
Fair value loss	(1,003)	(1,381)

Balance, end of period	$94,728	$58,135

SBA Loans Held For Sale

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans for sale. The Company values the guaranteed portion based on market prices equal to the guaranteed loan amount plus a premium that includes both an upfront cash payment (utilizing quoted prices) and the value of a stream of payments representing servicing income received in excess of NSBF’s servicing cost (valued using a pricing model with inputs that are observable in the market).

Other Fair Value Measurements

Assets Measured at Fair Value on a Non-recurring Basis are as follows (in thousands):

	Fair Value Measurements at June 30, 2014 Using:				Change in Fair Value
	Total	Level 1	Level 2	Level 3
Assets
Impaired loans	$1,490	$—	$—	$1,490	$56
Other real-estate owned	438	—	438	—	(120)

Total assets	$1,938	$—	$438	$1,490	$(64)

	Fair Value Measurements at December 31, 2013 Using:
	Total	Level 1	Level 2	Level 3	Total Losses
Assets
Impaired loans	$3,441	$—	$—	$3,441	$(1,022)
Other real-estate owned	798	—	798	—	(182)

Total assets	$4,239	$—	$798	$3,441	$(1,204)

Impaired loans

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less estimated liquidation costs if the loan is collateral dependent. Impaired loans for which the carrying amount is based on fair value of the underlying collateral are included in SBA loans held for investment, net, assets and balances include fair value measurements on a non-recurring basis, both at initial recognition of impairment and on an on-going basis until recovery or charge-off of the loan amount. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Valuations in the level of impaired loans and corresponding impairment affect the level of the reserve for loan losses. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010.

Other real-estate owned (included in prepaid expenses and other assets)

The estimated fair value of other real-estate owned is calculated using observable market information, including bids from prospective purchasers and pricing from similar market transactions where available. The value is generally discounted between 20-25% based on market valuations as well as expenses associated with securing the Company’s interests. Where bid information is not available for a specific property, the valuation is principally based upon recent transaction prices for similar properties that have been sold. These comparable properties share comparable demographic characteristics. Other real estate owned is generally classified within Level 2 of the valuation hierarchy.

NOTE 4 — SBA LOANS:

SBA loans are geographically concentrated in New York (12.69%). Below is a summary of the activity in the SBA loans held for investment, net of the allowance for loan losses, for the six months ended June 30, 2014 (in thousands):

Balance at December 31, 2013	$89,640
SBA loans funded for investment	21,128
Fair value adjustment	(1,003)
Payments received	(5,095)
Sale of loan held for investment	(500)
Provision for SBA loan losses	66
Discount on loan originations, net	75

Balance at June 30, 2014	$104,311

Below is a summary of the activity in the allowance for loan losses, cost basis, for the three and six months ended June 30, 2014 and 2013, respectively (in thousands):

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Allowance for loan losses, cost basis:
Balance, beginning of period	$1,553	$2,172	$1,811	$2,589
Provision for loan losses	139	209	(66)	327
Loans charged-off	(198)	(682)	(258)	(1,221)
Recoveries	16	19	23	22

Balance, end of period	$1,510	$1,717	$1,510	$1,717

Individually evaluated for impairment	$1,329	$1,477	$1,329	$1,477
Collectively evaluated for impairment	181	240	181	240

Balance, end of period	$1,510	$1,717	$1,510	$1,717

Total loans, cost basis
Individually evaluated for impairment	$2,819	$4,327	$2,819	$4,327
Collectively evaluated for impairment	9,041	11,530	9,041	11,530

Balance, end of period	$11,860	$15,857	$11,860	$15,857

The allowance for loan losses as of December 31, 2013 amounted to $1,609,000 and $202,000 for loans evaluated individually and collectively for impairment, respectively. The cost basis of loans held for investment as of December 31, 2013 amounted to $3,466,000 and $9,875,000 for loans evaluated individually and collectively for impairment, respectively.

Below is a summary of the activity in the SBA loans held for sale for the six months ended June 30, 2014 (in thousands):

Balance at December 31, 2013	$4,734
Originations of SBA loans held for sale	67,037
Fair value adjustment	(144)
SBA loans sold	(68,322)

Balance at June 30, 2014	$3,305

All loans are priced at the Prime interest rate plus approximately 2.75% to 3.75%. The only loans with a fixed interest rate are defaulted loans of which the guaranteed portion sold is repurchased from the secondary market by the SBA, while the unguaranteed portion of the loans still remains with the Company. As of June 30, 2014 and December 31, 2013, SBA loans receivable held for investment with adjustable interest rates amounted to $105,597,000 and $91,083,000, respectively.

For the six months ended June 30, 2014 and 2013, the Company funded approximately $88,166,000 and $77,652,000 in loans and sold approximately $68,322,000 and $57,927,000 of the guaranteed portion of the loans, respectively. Receivables from loans traded but not settled of $9,481,000 and $13,606,000 as of June 30, 2014 and December 31, 2013, respectively, are presented as broker receivable in the accompanying condensed consolidated balance sheets.

The outstanding balances of loans past due over ninety days and still accruing interest as of June 30, 2014 was approximately $843,000; there were no loans past due over ninety days and still accruing interest as of December 31, 2013.

At June 30, 2014 and December 31, 2013, total impaired loans amounted to $9,498,000 and $7,678,000, respectively. For the six months ended June 30, 2014 and for the year ended December 31, 2013, the average balance of impaired loans was $8,136,000 and $6,887,000, respectively, and approximately $1,319,000 and $1,609,000 in specific reserves included in the allowance for loan losses and $548,000 and $163,000 of SBA fair value discount were allocated against such impaired loans, respectively.

Had interest on these impaired non-accrual loans been accrued, such interest would have totaled approximately $244,000 and $207,000 for the six months ended June 30, 2014 and 2013, respectively. Interest income, which is recognized on a cash basis, related to the impaired non-accrual loans for the six months ended June 30, 2014 and 2014, was not material.

The following is a summary of SBA loans held for investment as of:

	June 30, 2014		December 31, 2013
(in thousands):	Fair Value	Cost Basis	Fair Value	Cost Basis
Due in one year or less	$—	$77	$—	$319
Due between one and five years	—	4,312	—	4,509
Due after five years	100,573	7,471	83,988	8,513

Total	100,573	11,860	83,988	13,341
Less: Allowance for loan losses	—	(1,510)	—	(1,811)
Less: Deferred origination fees, net	—	(767)	—	(841)
Less: Fair value adjustment	(5,845)	—	(5,037)	—

Balance, net	$94,728	$9,583	$78,951	$10,689

The payment status of gross SBA loans held for investment is as follows:

	(in thousands)
Days Past Due	June 30, 2014	December 31, 2013
Current	$98,062	$84,809
30 — 89	4,030	4,842
> 90	843	—
Non-accrual	9,498	7,678

Balance, net	$112,433	$97,329

The Company evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System which is the asset classification system adopted by the Federal Financial Institution Examinations Council. The Company’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments.

Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. The Company’s gross SBA loans held for investment recorded at cost by credit quality indicator are as follows:

	(in thousands)
Risk Rating	June 30, 2014	December 31, 2013
Acceptable	$6,792	$7,420
Other assets special mention	2,046	2,234
Substandard	2,823	3,283
Doubtful	190	395
Loss	9	9

Balance	$11,860	$13,341

The Company had loans renegotiated in troubled debt restructurings of $3,278,000 as of June 30, 2014, of which $1,406,000 was on non-accrual status and $1,872,000 was on accrual status. As of December 31, 2013, there was approximately $3,409,000 of loans renegotiated in trouble debt restructurings, of which $1,332,000 was included in non-accrual loans and $2,077,000 was on accrual status. The Company has no commitments to loan additional funds to borrowers whose existing loans have been modified in TDR.

An analysis of loans restructured in TDR for the three months ended June 30, 2014 and 2013, respectively, is as follows (in thousands):

Type of Concession	June 30, 2014		June 30, 2013
	Number of Notes	Principal Balance at Restructure Date	Number of Notes	Principal Balance at Restructure Date
Payment reduction / Interest-only period	—	$—	1	$26

TDRs that return to a non-performing status post-modification are considered redefaulted loans and are treated in the same manner as other non-performing loans in the portfolio. For the three months ended June 30, 2014, the Company had one TDR loan that subsequently defaulted with a corresponding principal balance of approximately $8,000 and one loan that was subsequently charged off with a corresponding principal balance of approximately $5,000; for the three month period ended June 30, 2013, there were no TDR loans that subsequently defaulted or were charged-off.

An analysis of loans restructured in TDR for the six months ended June 30, 2014 and 2013, respectively, is as follows (in thousands):

Type of Concession	June 30, 2014		June 30, 2013
	Number of Notes	Principal Balance at Restructure Date	Number of Notes	Principal Balance at Restructure Date
Payment reduction / Interest-only period	1	$63	2	$189

TDRs that return to a non-performing status post-modification are considered redefaulted loans and are treated in the same manner as other non-performing loans in the portfolio. For the six months ended June 30, 2014, the Company had three TDR loans that subsequently defaulted with a corresponding principal balance of approximately $143,000 and two loans that were subsequently charged off with a corresponding principal balance of approximately $29,000; for the six month period ended June 30, 2013, there were no TDR loans that subsequently defaulted or were charged-off.

NOTE 5 — SERVICING ASSET:

Servicing rights are recognized as assets when SBA loans are accounted for as sold and the rights to service those loans are retained. The Company measures all separately recognized servicing assets initially at fair value, if practicable. The Company reviews capitalized servicing rights for impairment which is performed based on risk strata, which are determined on a disaggregated basis given the predominant risk characteristics of the underlying loans. The predominant risk characteristics are loan term and year of loan origination.

The changes in the value of the Company’s servicing rights for the six months ended June 30, 2014 were as follows:

(in thousands):
Balance at December 31, 2013	$6,776
Servicing rights capitalized	1,671
Servicing assets amortized	(744)

Balance at June 30, 2014	$7,703

The carrying value of the capitalized servicing asset was $7,703,000 and $6,776,000 at June 30, 2014 and December 31, 2013, respectively, while the estimated fair value of capitalized servicing rights was $9,064,000 and $7,959,000 at June 30, 2014 and December 31, 2013, respectively.

The estimated fair value of servicing assets at June 30, 2014 was determined using a discount factor that equates the present value of the expected servicing income to the strip multiple method valuation rate of 9%, weighted average prepayment speeds ranging from 5% to 13%, depending upon certain characteristics of the loan portfolio, weighted average life of 4.33 years, and an average default rate of 4.6%.

The estimated fair value of servicing assets at December 31, 2013 was determined using a discount factor that equates the present value of the expected servicing income to the strip multiple method valuation rate of 11%, weighted average prepayment speeds ranging from 0% to 11%, depending upon certain characteristics of the loan portfolio, weighted average life of 5.00 years, and an average default rate of 4.6%.

The unpaid principal balances of loans serviced for others are not included in the accompanying condensed consolidated balance sheets. The unpaid principal balances of loans serviced for others within the NSBF originated portfolio, loans which have been sold, were $426,320,000 and $372,366,000 as of June 30, 2014 and December 31, 2013, respectively. The unpaid principal balances of loans serviced for others which were not originated by NSBF and are outside of the Newtek portfolio were $508,308,000 and $561,092,000 as of June 30, 2014 and December 31, 2013, respectively.

NOTE 6 — NOTES PAYABLE AND CAPITAL LEASES:

At June 30, 2014 and December 31, 2013, the Company had notes payable and capital leases comprised of the following (in thousands):

	June 30, 2014	December 31, 2013
Notes payable:
Capital One, N.A. lines of credit:
Guaranteed line (NSBF)	$16,416	$21,261
Unguaranteed line (NSBF)	10,584	4,691
Term note (NBS)	10,000	—
Revolving line of credit (NBS)	1,160	—
Summit Partners Credit Advisors, L.P. (NBS)	—	8,650
Sterling National bank line of credit (NBC)	5,453	6,026
Capital One, N.A., term loan (NTS)	—	590

Total notes payable	43,613	41,218
Note payable — securitization trust	54,959	60,140

Total notes payable	$98,572	$101,358

Capital lease obligation	$506	$642

On June 26, 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One, N.A. consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. Principal and interest on the term loan are payable quarterly in arrears and the interest rate is Prime plus 250 basis points. The term loan is being amortized over a six year period with a final payment due on the maturity date. The interest rate on the revolving line of credit is also Prime plus 250 basis points and is payable monthly in arrears with the principal due at maturity. In addition, the revolving line accrues interest of 0.375% on the unused portion of the line which is payable quarterly in arrears. Interest expense for the three and six months ended June 30, 2014 was approximately $6,000.

The purpose of the new facilities was to refinance the Company’s existing debt from Summit Partners Credit Advisors, L.P., payoff the current portion of the NTS loan, and for general working capital purposes. The Company incurred deferred financing costs of approximately $279,000 which will be amortized to interest expense over the term of the facilities. In addition, and in connection with the pay-off of the Summit Capital note payable, the Company expensed the remaining debt discount and deferred financing costs related to Summit, which resulted in a charge to operations for the three and six months ended June 30, 2014 of $1,905,000.

The new Capital One, N.A. facilities require the adherence to certain financial covenants including minimum EBITDA, fixed charge coverage ratios, funded debt to EBITDA ratios, as well as minimum cash balance requirements. As of June 30, 2014, the Company was in compliance with all financial covenants.

NOTE 7 — STOCK OPTIONS AND RESTRICTED SHARES:

The Company had three share-based compensation plans as of June 30, 2014 and 2013. For the six months ended June 30, 2014 and 2013, share-based compensation expense for those plans was $532,000 and $352,000, respectively, of which $445,000 and $278,000 are included in salaries and benefits, and $87,000 and $74,000 are included in other general and administrative costs for the six months ended June 30, 2014 and 2013, respectively. During the six months ended June 30, 2014, approximately 71,500 shares awarded under the plans were forfeited due to early termination or resignation by certain employees. The total forfeiture credit recognized for the six months ended June 30, 2014 was approximately $69,000 and is included in share-based compensation expense included in salaries and benefits on the condensed consolidated statements of income.

In April 2014, the Company granted a certain employee 10,000 restricted shares of common stock valued at $28,600 which vested on April 30, 2014. The fair value of this grant was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee received one common share for each restricted share vested. The Company recorded $28,600 to share-based compensation for the three and six months ended June 30, 2014 in connection with the vesting period associated with this grant.

During the third quarter of 2013, the Company granted certain employees an aggregate of 70,000 restricted shares of common stock valued at $176,000 with 10,000 vesting on March 1, 2016 and 60,000 vesting on July 31, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $98,000 to share-based compensation for the six months ended June 30, 2014 in connection with the vesting period associated with grants that remain outstanding.

During the second quarter of 2013, the Company granted certain employees and executives an aggregate of 80,000 restricted shares of common stock valued at $174,000 with a vesting date of March 1, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $77,000 to share-based compensation for the six months ended June 30, 2014 in connection with the vesting period associated with grants that remain outstanding.

During the first quarter of 2013, the Company granted certain employees, executives and directors an aggregate of 300,000 restricted shares of common stock valued at $556,000. The employee and executive grants have a vesting date of March 1, 2016 while the directors’ vest July 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $105,000 to share-based compensation for the six months ended June 30, 2014 in connection with the vesting period associated with grants that remain outstanding.

In the second quarter of 2012, Newtek granted certain employees and executives an aggregate of 123,000 restricted shares valued at $184,000. The grants were originally scheduled to vest on July 1, 2014. In June 2014, the Company’s Board of Directors approved delayed vesting for 30,000 shares until February 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $26,000 to share-based compensation for the six months ended June 30, 2014 in connection with the vesting period associated with grants that remain outstanding.

In March 2011, Newtek granted certain employees, executives and board of directors an aggregate of 1,142,000 shares of restricted stock valued at $1,941,000 or $1.70 per share. In June 2014, the Company’s Board of Directors approved delayed vesting for 835,000 shares until February 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The grants are valued using the straight-line method and vest on July 1, 2014. The Company recorded $201,000 to share-based compensation for the six months ended June 30, 2014 in connection with the vesting period associated with grants that remain outstanding.

NOTE 8 — EARNINGS PER SHARE:

Basic earnings per share is computed based on the weighted average number of common shares outstanding during the period. The effect of common share equivalents is included in the calculation of diluted earnings per share only when the effect of their inclusion would be dilutive. The calculations of earnings per share were:

	Three months ended June 30:		Six months ended June 30:
(In thousands except per share data):	2014	2013	2014	2013
Numerator for basic and diluted EPS — income available to common shareholders	$1,394	$1,842	$2,785	$3,294
Denominator for basic EPS — weighted average shares	35,531	35,283	35,482	35,251
Effect of dilutive securities	2,946	2,619	2,980	2,524

Denominator for diluted EPS — weighted average shares	38,477	37,902	38,462	37,775

Earnings per share — basic	$0.04	$0.05	$0.08	$0.09

Earnings per share — diluted	$0.04	$0.05	$0.07	$0.09

The amount of anti-dilutive shares/units excluded from above is as follows:
Stock options and restricted shares	—	36	—	18
Contingently issuable shares	83	83	83	83

NOTE 9 — COMMITMENTS AND CONTINGENCIES:

In the ordinary course of business and from time to time, the Company or its subsidiaries are named as a defendant in various legal proceedings. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit.

We recognize a liability for a contingency in accrued expenses and other liabilities when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If the reasonable estimate of a probable loss is a range, we accrue the most likely amount of such loss, and if such amount is not determinable, then we accrue the minimum in the range as the loss accrual. The determination of the outcome and loss estimates requires significant judgment on the part of management.

The Company is currently involved in various contract claims and litigation matters. In addition, and as fully described in Part II Item 1. Legal Proceedings, on January 21, 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing subsidiary, in the United States District Court for the Southern District of Iowa. The Complaint asserts claims against UPS for breach of the UPS and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action.

During the quarter ended June 30, 2013 the Federal Trade Commission amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include UPS as an additional defendant on one count. The Company does not believe that the facts or the FTC’s legal theory support the FTC’s allegations against UPS as set forth in the complaint and the Company intends to vigorously challenge the FTC’s claims. As such, we have not established a loss contingency for this matter.

In May 2013, Data Processing Service of Georgia, Inc. (“DPS”), the automated clearing house provider used by the Company’s payroll processing subsidiary, PMT Payroll, LLC (“PMT”), ceased processing payments which resulted in the inability or refusal of DPS’s processing bank, Bancorp Bank (“Bancorp”), to send the corresponding credits to PMT’s customers’ employees. The total amount debited from PMT’s customer accounts and unsuccessfully credited to its’ customers’ employees was approximately $1,318,000. Upon learning of this failure, PMT and the Company immediately paid all funds owing directly to any of its affected customers’ employees. Of this amount, the Company has successfully recovered approximately $800,000 to date. On June 22, 2013, Bancorp filed an Interpleader Complaint in the United States District Court for the District of Delaware (the “Court”) and deposited with the Court approximately $248,000, the balance remaining in the DPS settlement account maintained at Bancorp. Bancorp named as defendants PMT and the other payroll companies, and their clients, who Bancorp has alleged may have claims to the funds on deposit with the Court. On October 22, 2013, Bancorp Bank filed its Amended Interpleader Complaint. On December 20, 2013, PMT answered the Amended Interpleader Complaint and asserted cross-claims against DPS for breach of contract and conversion and counterclaims against Bancorp for aiding and abetting DPS’s wrongful conduct. The Company is vigorously pursuing its claims against Bancorp and DPS, and believes it is reasonably possible a loss may occur if the Company is unsuccessful in the action. While such a loss is possible, the Company does not believe that it is probable or that the amount can be estimated at this time.

Management has determined that, in the aggregate, the pending legal actions should not have a material adverse effect on our consolidated results of operations, cash flows or financial condition. In addition, we believe that any amount that could be reasonably estimated of potential loss or range of potential loss is not material.

NOTE 10 — SEGMENT REPORTING:

Operating segments are organized internally primarily by the type of services provided. The Company has aggregated similar operating segments into six reportable segments: Electronic payment processing, Small business finance, Managed technology solutions, All other, Corporate and Capcos.

The Electronic payment processing segment is a processor of credit card transactions, as well as a marketer of credit card and check approval services to the small- and medium-sized business market. Expenses include direct costs (included in a separate line captioned electronic payment processing costs), salaries and benefits, and other general and administrative costs all of which are included in the respective caption on the condensed consolidated statements of income.

The Small business finance segment consists of Small Business Lending, Inc., a lender that primarily originates, sells and services government guaranteed SBA 7(a) loans to qualifying small businesses through NSBF, its licensed SBA lender; the Texas Whitestone Group which manages the Company’s Texas Capco; and NBC which provides accounts receivable financing, billing and accounts receivable maintenance services to businesses. NSBF generates revenues from sales of loans, servicing income for those loans retained or contracted to service by NSBF and interest income earned on the loans themselves. The lender generates expenses for interest, salaries and benefits, depreciation and amortization, and provision for loan losses, all of which are included in the respective caption on the condensed consolidated statements of income. NSBF also has expenses such as loan recovery expenses, loan processing costs, professional fees, and other expenses that are all included in the other general and administrative costs caption on the condensed consolidated statements of income.

The Managed technology solutions segment consists of NTS, acquired in July 2004. NTS’s revenues are derived primarily from web hosting services and consist of web hosting and set up fees. NTS generates expenses such as salaries and benefits, and depreciation and amortization, which are included in the respective caption on the accompanying condensed consolidated statements of income, as well as professional fees, licenses and fees, rent, and general office expenses, all of which are included in other general and administrative costs in the respective caption on the condensed consolidated statements of income.

The All other segment includes revenues and expenses primarily from qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments. The two largest entities in the segment are Newtek Insurance Agency, LLC, an insurance sales operation, and Business Connect, LLC, a provider of sales and processing services. Also included in this segment are: Newtek Payroll Services, a provider of payroll management, payment and tax reporting services, Exponential of New York, LLC, an entity determined to be a subsidiary on January 1, 2012, and Advanced Cyber Security Systems, LLC, (“ACS”), a start-up company formed to offer web-based security solutions to the marketplace.

Corporate activities represent revenue and expenses not allocated to our segments. Revenue includes interest income and management fees earned from Capcos (and included in expenses in the Capco segment). Expenses primarily include corporate operations related to broad-based sales and marketing, legal, finance, information technology, corporate development and additional costs associated with administering the Capcos.

The Capco segment, which consists of the twelve Capcos, generates non-cash income from tax credits, interest income and gains from investments in qualified businesses which are included in other income. Expenses primarily include non-cash interest and insurance expense, management fees paid to Newtek (and included in the Corporate activities revenues), legal, and auditing fees and losses from investments in qualified businesses.

Management has considered the following characteristics when making its determination of its operating and reportable segments:

•	the nature of the product and services;

•	the type or class of customer for their products and services;

•	the methods used to distribute their products or provide their services; and

•	the nature of the regulatory environment (for example, banking, insurance, or public utilities).

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

The following table presents the Company’s segment information for the periods ended June 30, 2014 and 2013 and total assets as of June 30, 2014 and December 31, 2013 (in thousands):

	For the three months ended June 30, 2014	For the three months ended June 30, 2013	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Third Party Revenue
Electronic payment processing	$23,163	$23,447	$44,691	$45,126
Small business finance	10,236	8,376	20,273	15,824
Managed technology solutions	4,193	4,600	8,249	8,994
All other	630	657	1,207	1,303
Corporate activities	202	200	402	400
Capcos	106	38	210	89

Total reportable segments	38,530	37,318	75,032	71,736
Eliminations	(402)	(307)	(817)	(581)

Consolidated Total	$38,128	$37,011	$74,215	$71,155

Inter-Segment Revenue
Electronic payment processing	$1,137	$802	$2,044	$1,526
Small business finance	130	152	285	278
Managed technology solutions	149	117	294	264
All other	413	418	841	822
Corporate activities	982	1,040	1,983	2,043
Capcos	196	217	388	422

Total reportable segments	3,007	2,746	5,835	5,355
Eliminations	(3,007)	(2,746)	(5,835)	(5,355)

Consolidated Total	$—	$—	$—	$—

Income (loss) before income taxes
Electronic payment processing	$2,162	$2,465	$3,880	$4,300
Small business finance	3,874	2,030	6,565	4,204
Managed technology solutions	921	1,042	1,672	1,937
All other	(301)	(439)	(699)	(901)
Corporate activities	(4,091)	(1,924)	(6,279)	(3,877)
Capcos	(189)	(293)	(459)	(580)

Total reportable segments	2,376	2,881	4,680	5,083
Eliminations	(87)	—	(175)	—

Totals	$2,289	$2,881	$4,505	$5,083

Depreciation and amortization
Electronic payment processing	$59	$91	$120	$204
Small business finance	418	295	787	566
Managed technology solutions	330	336	67	662
All other	51	50	103	101
Corporate activities	37	43	74	87
Capcos	1	1	—	3

Totals	$896	$816	$1,751	$1,623

Identifiable assets	As of June 30, 2014	As of December 31, 2013
Electronic payment processing	$7,447	$9,060
Small business finance	162,218	156,444
Managed technology solutions	12,506	12,027
All other	3,456	3,828
Corporate activities	8,434	9,357
Capco	6,835	7,896

Consolidated Total	$200,896	$198,612

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Newtek Business Services, Inc.

We have audited the accompanying consolidated balance sheet of Newtek Business Services, Inc. and Subsidiaries as of December 31, 2013, and the related statements of income, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Newtek Business Services, Inc. and Subsidiaries as of December 31, 2012, and for the years ended December 31, 2012 and 2011 were audited by other auditors and whose report, dated April 1, 2013, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2013 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services, Inc. and Subsidiaries as of December 31, 2013, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

McGladrey LLP

New York, NY

March 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Newtek Business Services, Inc.

We have audited the accompanying consolidated balance sheet of Newtek Business Services, Inc. and Subsidiaries’ as of December 31, 2012, and the related consolidated statements of income, changes in equity and cash flows for the years ended December 31, 2012 and 2011. Newtek Business Services, Inc. and Subsidiaries’ management is responsible for these financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services, Inc. and Subsidiaries as of December 31, 2012, and their results of operations and cash flows for the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

Jericho, New York

April 1, 2013

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(In Thousands, except for Per Share Data)

	2013	2012	2011
Operating revenues:
Electronic payment processing	$89,651	$85,483	$82,473
Web hosting and design	17,375	18,208	19,181
Premium income	19,456	12,367	12,468
Interest income	4,838	3,422	2,629
Servicing fee income — NSBF portfolio	2,769	2,298	1,635
Servicing fee income — external portfolios	3,796	4,564	1,466
Income from tax credits	113	522	1,390
Insurance commissions	1,737	1,205	1,071
Other income	3,858	3,061	3,026

Total operating revenues	143,593	131,130	125,339

Net change in fair value of:
SBA loans	(1,226)	(1,013)	(5,493)
Warrants	—	(111)	—
Credits in lieu of cash and notes payable in credits in lieu of cash	21	3	(131)

Total net change in fair value	(1,205)	(1,121)	(5,624)

Operating expenses:
Electronic payment processing costs	75,761	72,183	69,389
Salaries and benefits	24,360	22,314	21,042
Interest	5,863	4,495	3,416
Depreciation and amortization	3,284	3,036	3,955
Provision for loan losses	1,322	810	763
Lease restructuring charges	—	—	990
Other general and administrative costs	20,729	17,732	18,132

Total operating expenses	131,319	120,570	117,687

Income before income taxes	11,069	9,439	2,028
Provision (benefit) for income taxes	3,918	3,882	(1,195)

Net income	7,151	5,557	3,223
Net loss attributable to non-controlling interests	377	86	112

Net income attributable to Newtek Business Services, Inc.	$7,528	$5,643	$3,335

Weighted average common shares outstanding:
Basic	35,295	35,523	35,706

Diluted	37,905	36,747	36,073

Basic income per share	$0.21	$0.16	$0.09

Diluted income per share	$0.20	$0.15	$0.09

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2013 AND 2012

(In Thousands, except for Per Share Data)

	2013	2012
ASSETS
Cash and cash equivalents	$12,508	$14,229
Restricted cash	16,877	8,456
Broker receivable	13,606	16,698
SBA loans held for investment, net (includes $10,894 and $12,910, respectively related to securitization trust VIE; net of reserve for loan losses of $1,811 and $2,589, respectively)	10,689	14,647
SBA loans held for investment, at fair value (includes $74,387 and $22,931, respectively, related to securitization trust VIE)	78,951	43,055
Accounts receivable (net of allowance of $871 and $561, respectively)	11,602	10,871
SBA loans held for sale, at fair value	4,734	896
Prepaid expenses and other assets, net (includes $2,187 and $1,123, respectively, related to securitization trust VIE)	18,549	11,014
Servicing assets (net of accumulated amortization and allowances of $7,909 and $6,755, respectively)	6,776	4,682
Fixed assets (net of accumulated depreciation and amortization of $10,547 and $10,885, respectively)	3,741	3,523
Intangible assets (net of accumulated amortization of $2,243 and $5,591, respectively)	1,240	1,558
Credits in lieu of cash	3,641	8,703
Goodwill	12,092	12,092
Deferred tax asset, net	3,606	2,318

Total assets	$198,612	$152,742

LIABILITIES AND EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$14,688	$11,206
Notes payable	41,218	39,823
Note payable — Securitization trust VIE	60,140	22,039
Capital lease obligation	642	632
Deferred revenue	1,274	1,437
Notes payable in credits in lieu of cash	3,641	8,703

Total liabilities	121,603	83,840

Commitments and contingencies
Equity:
Newtek Business Services, Inc stockholders’ equity:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 54,000 shares, 36,913 issued; 35,385 and 35,178 outstanding, respectively, not including 83 shares held in escrow)	738	738
Additional paid-in capital	61,349	60,609
Retained earnings	14,536	7,008
Treasury stock, at cost (1,528 and 1,735 shares, respectively)	(1,279)	(1,508)

Total Newtek Business Services, Inc. stockholders’ equity	75,344	66,847
Non-controlling interests	1,665	2,055

Total equity	77,009	68,902

Total liabilities and equity	$198,612	$152,742

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(In Thousands)

	Number of Shares of Common Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Number of Shares of Treasury Stock	Treasury Stock	Non- controlling Interest	Total
Balance at December 31, 2010	36,701	$734	$57,650	$(3,436)	1,035	$(663)	$1,309	$55,594
Issuance of treasury shares	—	—	27	—	(49)	59	—	86
Purchase of treasury shares	—	—	—	—	13	(16)	—	(16)
Grant of restricted stock award	—	—	479	—	—	—	—	479
Purchase of non-controlling interest	—	—	(196)	—	—	—	(17)	(213)
Net income	—	—	—	3,335	—	—	(112)	3,223

Balance at December 31, 2011	36,701	734	57,960	(101)	999	(620)	1,180	59,153
Cumulative-effect adjustment, consolidation of Expo	—	—	—	1,466	—	—	2,290	3,756
Deconsolidation of non-controlling interest for Expo’s interest in subsidiary	—	—	(231)	—	—	—	(768)	(999)
Expiration of subsidiary non-controlling interest warrants	—	—	337	—	—	—	(337)	—
Exercise of options	212	4	—	—	—	—	—	4
Issuance of treasury shares	—	—	25	—	(67)	79	—	104
Purchase of treasury shares	—	—	—	—	803	(967)	—	(967)
Grant of restricted stock award	—	—	499	—	—	—	—	499
Issuance of warrant to Summit	—	—	2,070	—	—	—	—	2,070
Purchase of non-controlling interest	—	—	(51)	—	—	—	(224)	(275)
Net income	—	—	—	5,643	—	—	(86)	5,557

Balance at December 31, 2012	36,913	738	60,609	7,008	1,735	(1,508)	2,055	68,902
Issuance of restricted stock	—	—	—	—	(15)	—	—	—
Grant of restricted stock awards	—	—	800	—	—	—	—	800
Forfeitures of restricted stock	—	—	(8)	—	—	—	—	(8)
Issuance of treasury shares	—	—	47	—	(49)	59	—	106
Exercise of stock options	—	—	33	—	(143)	170	—	203
Purchase of non-controlling interest	—	—	(132)	—	—	—	(13)	(145)
Net income	—	—	—	7,528	—	—	(377)	7,151

Balance at December 31, 2013	36,913	$738	$61,349	$14,536	1,528	$(1,279)	$1,665	$77,009

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(In Thousands)

	2013	2012	2011
Cash flows from operating activities:
Net income	$7,151	$5,557	$3,223
Adjustments to reconcile net income to net cash provided by (used in) provided by operating activities:
Income from tax credits	(113)	(522)	(1,390)
Accretion of interest expense	135	525	1,259
Fair value adjustments on SBA loans	1,226	1,013	5,493
Fair value adjustment of credits in lieu of cash and notes payable in credits in lieu of cash	(21)	(3)	131
Fair value adjustment on warrants	—	111	—
Deferred income taxes	(1,289)	(2,245)	(2,873)
Depreciation and amortization	3,284	3,036	3,955
Accretion of discount	515	247	—
Provision for loan losses	1,322	810	763
Lease restructuring charges	—	(291)	990
Other, net	1,929	946	394
Changes in operating assets and liabilities:
Originations of SBA loans held for sale	(135,167)	(83,349)	(74,546)
Originations of SBA loans transferred, subject to premium recourse	—	—	(274)
Proceeds from sale of SBA loans held for sale	131,733	84,743	73,871
Proceeds from sale of SBA loans, achieving sale status	—	—	27,855
Liability on SBA loans transferred, subject to premium recourse	—	—	(30,783)
Broker receivable	3,092	(11,788)	7,148
Accounts receivable	(1,278)	(2,766)	(513)
Prepaid expenses, accrued interest receivable and other assets	(7,450)	3,245	(3,093)
Accounts payable, accrued expenses, other liabilities and deferred revenue	3,717	(597)	2,782
Other, net	(3,812)	(3,026)	(2,987)

Net cash provided by (used in) operating activities	4,974	(4,354)	11,405

Cash flows from investing activities:
Investments in qualified businesses	—	(1,651)	—
Returns of investments in qualified businesses	1,532	233	242
Purchase of fixed assets and customer accounts	(2,032)	(3,055)	(1,498)
SBA loans originated for investment, net	(42,885)	(24,190)	(22,269)
Payments received on SBA loans	7,409	4,999	4,672
Change in restricted cash	—	1,441	1,239
Purchase of non-controlling interest	(145)	(275)	(196)

Net cash used in investing activities	(36,121)	(22,498)	(17,810)

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

(In Thousands)

	2013	2012	2011
Cash flows from financing activities:
Net borrowings on bank lines of credit	$1,450	$18,387	$1,033
Increase in cash due to consolidation of new subsidiary	—	2,763	—
Proceeds from term loan	—	10,000	—
Payments on bank term note payable	(417)	(417)	(417)
Payments on senior notes	(7,522)	(4,561)	(2,821)
Issuance of senior notes, net of issuance costs	45,343	—	13,513
Change in restricted cash due to debt refinancing	—	—	(750)
Change in restricted cash related to securitization	(7,769)	5,053	(2,954)
Additions to deferred financing costs	(1,867)	(1,246)	—
Proceeds from exercise of stock options	198	—	—
Purchase of treasury shares	—	(967)	(16)
Other, net	10	868	(364)

Net cash provided by financing activities	29,426	29,880	7,224

Net (decrease) increase in cash and cash equivalents	(1,721)	3,028	819
Cash and cash equivalents — beginning of year	14,229	11,201	10,382

Cash and cash equivalents — end of year	$12,508	$14,229	$11,201

Supplemental disclosure of cash flow activities:
Cash paid for interest	$3,986	$2,844	$1,346

Cash paid for taxes	$5,783	$5,402	$1,280

Non-cash investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$5,182	$9,362	$19,482

Additional paid in capital, upon acquisition of subsidiaries non-controlling interests	$129	$—	$—

Conversion of loans held for investment to other real estate owned	$625	$426	$241

Addition to assets and liabilities on January 1, 2012 as a result of consolidation of Exponential of New York, LLC
Assets	$—	$2,763	$—
Liabilities	—	7	—
Equity	$—	$2,756	$—

Addition to additional paid-in capital for warrants expired previously attributable to non-controlling interests	$—	$338	$—

Initial allocation of value issued to warrants issued in financing transaction	$—	$1,959	$—

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services, Inc. (“Newtek”) is a holding company for several wholly- and majority-owned subsidiaries, including twelve certified capital companies which are referred to as Capcos, and several portfolio companies in which the Capcos own non-controlling or minority interests. The Company provides a “one-stop-shop” for business services to the small- and medium-sized business market and uses state of the art web-based proprietary technology to be a low cost acquirer and provider of products and services. The Company partners with companies, credit unions, and associations to offer its services.

The Company’s principal business segments are:

Electronic Payment Processing: Marketing third party credit card processing and check approval services to the small- and medium-sized business market under the name of Newtek Merchant Solutions.

Managed Technology Solutions: CrystalTech Web Hosting, Inc., d/b/a Newtek Technology Services (“NTS”), offers shared and dedicated web hosting, data storage and backup services, cloud computing plans and related services to the small- and medium-sized business market.

Small Business Finance: The segment is comprised of Newtek Small Business Finance, Inc. (“NSBF”), a nationally licensed, U.S. Small Business Administration (“SBA”) lender that originates, sells and services loans to qualifying small businesses, which are partially guaranteed by the SBA and CDS Business Services, Inc. d/b/a Newtek Business Credit (“NBC”) which provides receivable financing and management services.

All Other: Businesses formed from investments made through Capco programs and others which cannot be aggregated with other operating segments, including insurance and payroll processing.

Corporate Activities: Corporate implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income and corporate operations expenses.

Capco: Twelve certified capital companies which invest in small- and medium-sized businesses. They generate non-cash income from tax credits and non-cash interest expense and insurance expenses in addition to cash management fees.

The consolidated financial statements of Newtek Business Services, Inc., its Subsidiaries and consolidated entities (the “Company” or “Newtek”) have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America and include all wholly- and majority-owned subsidiaries, and several portfolio companies in which the Capcos own non-controlling interest, or those variable interest entities of which Newtek is considered to be the primary beneficiary. All inter-company balances and transactions have been eliminated in consolidation. Non-controlling interests (previously shown as minority interests) are reported below net income (loss) under the heading “Net loss attributable to non-controlling interests” in the consolidated statements of income and shown as a component of equity in the consolidated balance sheets.

Non-controlling interests

Non-controlling interests in results of operations of consolidated variable interest entities and majority-owned subsidiaries represents the non-controlling members’ share of the earnings or loss of the consolidated variable interest entities and majority-owned subsidiaries. The non-controlling interest in the consolidated balance sheet reflects the original investment by these non-controlling members, along with their proportional share of earnings or losses.

All financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. The most significant estimates are with respect to valuation of investments in qualified businesses, asset impairment valuation, allowance for loan losses, valuation of servicing assets, charge-back reserves, tax valuation allowances and the fair value measurements used to value certain financial assets and financial liabilities. Actual results could differ from those estimates.

During 2012, the Company revised its estimate for the amortization period of the servicing asset. Please see Note 5 to the Consolidated Financial Statements for a full discussion.

Revenue Recognition

The Company operates in a number of different segments. Revenues are recognized as services are rendered and are summarized as follows:

Electronic payment processing revenue: Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services on a percentage of the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard® and Visa® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Web hosting revenue: Managed technology solutions revenue is primarily derived from monthly recurring service fees for the use of its web hosting, web design and software support services. Customer set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services, excluding cloud plans, is generally received one month to one year in advance. Deferred revenues represent customer payments for web hosting and related services in advance of the reporting period date. Revenue for cloud related services is based on actual consumption used by a cloud customer.

Income from tax credits: Following an application process, a state will notify a company that it has been certified as a Capco. The state or jurisdiction then allocates an aggregate dollar amount of tax credits to the Capco. However, such amount is neither recognized as income nor otherwise recorded in the financial statements since it has yet to be earned by the Capco. The Capco is entitled to earn tax credits upon satisfying defined investment percentage thresholds within specified time requirements. Newtek has Capcos operating in five states and the District of Columbia. Each statute requires that the Capco invest a threshold percentage of “certified capital” (the funds provided by the insurance company investors) in businesses defined as qualified within the time frames specified. As the Capco meets these requirements, it avoids grounds under the statute for its disqualification for continued participation in the Capco program. Such a disqualification, or “decertification” as a Capco results in a permanent recapture of all or a portion of the allocated tax credits. The proportion of the possible recapture is reduced over time as the Capco remains in general compliance with the program rules and meets the progressively increasing investment benchmarks. As the Capco progresses in its investments in Qualified Businesses and, accordingly, places an increasing proportion of the tax credits beyond recapture, it earns an amount equal to the non-recapturable tax credits and records such amount as income, with a corresponding asset called “credits in lieu of cash” in the balance sheet.

The amount earned and recorded as income is determined by multiplying the total amount of tax credits allocated to the Capco by the percentage of tax credits immune from recapture (the earned income percentage) at that point. To the extent that the investment requirements are met ahead of schedule, and the percentage of non-recapturable tax credits is accelerated, the present value of the tax credit earned is recognized currently and the asset, credits in lieu of cash, is accreted up to the amount of tax credits deliverable to the certified investors. The obligation to deliver tax credits to the certified investors is recorded as notes payable in credits in lieu of cash. On the date the tax credits are utilizable by the certified investors, the Capco decreases credits in lieu of cash with a corresponding decrease to notes payable in credits in lieu of cash.

Sales and Servicing of SBA Loans: NSBF originates loans to customers under the SBA program that generally provides for SBA guarantees of 75% to 90% of each loan, subject to a maximum guarantee amount. This guaranteed portion is generally sold to a third party via an SBA regulated secondary market transaction utilizing SBA Form 1086 for a price equal to the guaranteed loan amount plus a premium. Prior to October 1, 2010, NSBF recognized the revenue item “Premium on loan sales” net of capitalized loan expenses and the discount on the retained unguaranteed portion; subsequent to the adoption of fair value of SBA 7(a) loans on October 1, 2010, NSBF recognizes premium on loan sales as equal to the cash premium plus the fair value of the initial servicing asset. Revenue is recognized on the trade date of the guaranteed portion.

Upon recognition of each loan sale, the Company retains servicing responsibilities and receives servicing fees of a minimum of 1% of the guaranteed loan portion sold. The Company is required to estimate its adequate servicing compensation in the calculation of its servicing asset. The purchasers of the loans sold have no recourse to the Company for failure of customers to pay amounts contractually due.

Subsequent measurements of each class of servicing assets and liabilities may use either the amortization method or the fair value measurement method. NSBF has chosen to apply the amortization method to its servicing asset, amortizing the asset in proportion to, and over the period of, the estimated future net servicing income on the underlying sold guaranteed portion of the loans and assessing the servicing asset for impairment based on fair value at each reporting date. In the event future prepayments are significant or impairments are incurred and future expected cash flows are inadequate to cover the unamortized servicing assets, accelerated amortization or impairment charges would be recognized. In evaluating and measuring impairment of servicing assets, NSBF stratifies its servicing assets based on year of loan and loan term which are the key risk characteristics of the underlying loan pools. The Company uses an independent valuation specialist to estimate the fair value of the servicing asset by calculating the present value of estimated future net servicing cash flows, using assumptions of prepayments, defaults, servicing costs and discount rates that NSBF believes market participants would use for similar assets. If NSBF determines that the impairment for a stratum is temporary, a valuation allowance is recognized through a charge to current earnings for the amount the amortized balance exceeds the current fair value. If the fair value of the stratum were to later increase, the valuation allowance may be reduced as a recovery. However, if NSBF determines that impairment for a stratum is other than temporary, the value of the servicing asset and any related valuation allowance is written-down.

SBA Loan Interest and Fees: Interest income on loans is recognized as earned. A loan is placed on non-accrual status if it exceeds 90 days past due with respect to principal or interest and, in the opinion of management, interest or principal on the loan is not collectible, or at such earlier time as management determines that the collectability of such principal or interest is unlikely. Such loans are designated as impaired non-accrual loans. All other loans are defined as performing loans. When a loan is designated as impaired non-accrual, the accrual of interest is discontinued, and any accrued but uncollected interest income is reversed and charged against current operations. While a loan is classified as impaired non-accrual and the future collectability of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding.

The Company passes certain expenditures it incurs to the borrower, such as force placed insurance, insufficient funds fees, or fees it assesses, such as late fees, with respect to managing the loan. These expenditures are recorded when incurred. Due to the uncertainty with respect to collection of these passed through expenditures or assessed fees, any funds received to reimburse the Company are recorded on a cash basis as other income.

Insurance commissions: Revenues are comprised of commissions earned on premiums paid for insurance policies and are recognized at the time the commission is earned. At that date, the earnings process has been completed and the Company can estimate the impact of policy cancellations for refunds and establish reserves. The reserve for policy cancellations is based on historical cancellation experience adjusted by known circumstances.

Other income: Other income represents revenues derived from operating units that cannot be aggregated with other business segments. In addition, other income represents one time recoveries or gains on investments. Revenue is recorded when there is strong evidence of an agreement, the related fees are fixed, the service or product has been delivered, and the collection of the related receivable is assured.

•	Receivable fees: Receivable fees are derived from the funding (purchase) of receivables from finance clients. NBC recognizes the revenue on the date the receivables are purchased at a percentage of face value as agreed to by the client. The Company also has arrangements with certain of its clients whereby it purchases the client’s receivables and charges a fee at a specified rate based on the amount of funds advanced against such receivables. The funds provided are collateralized and the income is recognized as earned.

•	Late fees: Late fees are derived from receivables NBC has purchased that have gone over a certain period (usually over 30 days) without payment. The client or the client’s customer is charged a late fee according to the agreement with the client and NBC records the fees as income in the month in which such receivable becomes past due.

•	Billing fees: Billing fees are derived from billing-only (non-finance) clients. These fees are recorded when earned, which occurs when the service is rendered.

•	Other fees: These fees include annual fees, due diligence fees, termination fees, under minimum fees, and other fees including finance charges, supplies sold to clients, NSF fees, wire fees and administration fees. These fees are charged upon funding, takeovers or liquidation of finance clients. The Company also receives commission revenue from various sources.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, VISA® and MasterCard® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percent of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid under various formulae as contracted. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statements of income.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions with ratings from S&P of A- or better. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of December 31, 2013, cash deposits in excess of FDIC deposit insurance and SIPC insurance totaled approximately $10,802,000 and funds held in U.S. Treasury only money market funds or equivalents in excess of SIPC insurance totaled approximately $44,000.

Restricted Cash

Restricted cash includes cash collateral relating to a letter of credit; monies due on SBA loan-related remittances and insurance premiums received by the Company and due to third parties; cash held by the Capcos restricted for use in managing and operating the Capco, making qualified investments and for the payment of income taxes; cash reserves associated with the securitization, cash held in blocked accounts used to pay down bank note payables, cash held for our payroll clients waiting to be remitted to their employees or taxing authority and a cash account maintained as a reserve against electronic payment processing chargeback losses. Following is a summary of restricted cash by segment:

(In thousands):	2013	2012
Electronic payment processing	$573	$387
Small business finance	12,829	4,955
All other	2,475	279
Corporate activities	989	986
Capcos	11	1,849

Totals	$16,877	$8,456

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Purchased Receivables

For clients that are assessed fees based on a discount as well as for clients that are on a prime plus fee schedule, purchased receivables are recorded at the point in time when cash is released to the client. A majority of the receivables purchased with respect to prime plus arrangements are recourse and are sold back to the client if aged over 90 days, depending on contractual agreements. Purchased receivables are included in accounts receivable on the consolidated balance sheets.

Allowance for Doubtful Accounts — Purchased Receivables

The allowance for doubtful accounts, related to purchased receivables, is established by management through provisions for bad debts charged against income. Amounts deemed to be uncollectible are charged against the allowance for doubtful accounts and subsequent recoveries, if any, are credited to income.

The amount of the allowance for doubtful accounts is inherently subjective, as it requires making material estimates which may vary from actual results. Management’s ongoing estimates of the allowance for doubtful accounts are particularly affected by the performance of the client in their ability to provide the Company with future receivables coupled with the collections of their current receivables.

The allowance consists of specific and general components. The specific component relates to clients’ aggregate net balance that is classified as doubtful. The general component covers non-classified balances and is based on historical loss experience.

A clients’ aggregate net balance is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the receivable payments or the Company has greatly reduced the amount of receivables to be purchased.

The Company’s charge-off policy is based on a client-by-client review for which the estimated uncollectible portion is charged off against the corresponding client’s net balance and the allowance for doubtful accounts.

Investments in Qualified Businesses

The various interests that the Company’s Capcos acquire in its qualified investments are accounted for under three methods: consolidation, equity method and cost method. The applicable accounting method is generally determined based on the Company’s voting interest or the economics of the transaction if the investee is determined to be a variable interest entity.

Consolidation Method. Investments in which the Company directly or indirectly owns more than 50% of the outstanding voting securities, those the Company has effective control over, or those deemed to be a variable interest entity in which the Company is the primary beneficiary are generally accounted for under the consolidation method of accounting. Under this method, an investment’s financial position and results of operations are reflected within the Company’s consolidated financial statements. All significant inter-company accounts and transactions are eliminated, including returns of principal, dividends, interest received and investment redemptions. The results of operations and cash flows of a consolidated operating entity are included through the latest interim period in which the Company owned a greater than 50% direct or indirect voting interest, exercised control over the entity for the entire interim period or was otherwise designated as the primary beneficiary. Upon dilution of control below 50%, or upon occurrence of a triggering event requiring reconsideration as to the primary beneficiary of a variable interest entity, the accounting method is adjusted to the equity or cost method of accounting, as appropriate, for subsequent periods.

Equity Method. Investees that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to an investee depends on an evaluation of several factors including, among others, representation on the investee’s Board of Directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the investee, including voting rights associated with the Company’s holdings in common, preferred and other convertible instruments in the investee. Under the equity method of accounting, an investee’s accounts are not reflected within the Company’s consolidated financial statements; however, the Company’s share of the earnings or losses of the investee is reflected in the Company’s consolidated financial statements.

Cost Method. Investees not accounted for under the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company’s share of the net earnings or losses of such companies is not included in the Company’s consolidated financial statements. However, cost method impairment charges are recognized, as necessary, in the Company’s consolidated financial statements. If circumstances suggest that the value of the investee has subsequently recovered, such recovery is not recorded until ultimately liquidated or realized.

The Company’s debt and equity investments have substantially been made with funds available to Newtek through the Capco programs. These programs generally require that each Capco meet a minimum investment benchmark within five years of initial funding. In addition, any funds received by a Capco as a result of a debt repayment or equity return may, under the terms of the Capco programs, be reinvested and counted towards the Capcos’ minimum investment benchmarks.

SBA Loans Held for Investment

For loans that completed funding before October 1, 2010, SBA loans held for investment are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk). Prior to 2013, the Company determined fair value based on its securitization pricing, as well as internal quantitative data on the portfolio with respect to historical default rates and future expected losses, and now uses a discounted cash flow method, which includes assumptions for cumulative default rates, prepayment speeds, servicing cost and a market yield.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Allowance for SBA Loan Losses

For loans funded before October 1, 2010, the allowance for loan losses for performing loans is established by management through provisions for loan losses charged against income. The amount of the allowance for loan losses is inherently subjective, as it requires making material estimates which may vary from actual results. Management’s ongoing estimates of the allowance for loan losses are particularly affected by the changing composition of the loan portfolio over the last few years as well as other portfolio characteristics, such as industry concentrations and loan collateral. The adequacy of the allowance for loan losses is reviewed by management on a monthly basis at a minimum, and as adjustments become necessary, are reflected in operations during the periods in which they become known. Considerations in this evaluation include past and anticipated loss experience, risks inherent in the current portfolio and evaluation of real estate collateral as well as current economic conditions. In the opinion of management, the allowance, when taken as a whole, is adequate to absorb estimated loan losses inherent in the Company’s entire loan portfolio. The allowance consists of specific and general reserves. The specific reserves relate to loans that are classified as either loss, doubtful, substandard or special mention that are considered impaired. An allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors.

Loans funded on or after October 1, 2010 are recorded at fair value. Changes in the value of such loans, whether performing or impaired, are reported as a net change in the fair value of SBA loans held for investment in the consolidated statement of operations.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement, and includes TDRs. Other factors considered by management in determining impairment include payment status and collateral value. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Impaired loans for which the carrying amount is based on fair value of the underlying collateral are included in assets and reported at estimated fair value on a non-recurring basis, both at initial recognition of impairment and on an on-going basis until recovery or charge-off of the loan amount. The determination of impairment involves management’s judgment in the use of market data and third party estimates regarding collateral values. For loans funded before October 1, 2010, the impairment of a loan resulted in management establishing an allowance for loan losses through provisions for loan losses charged against income; for subsequent loans at fair value, impairment results in a net change in the fair value of SBA loans held for investment. Amounts deemed to be uncollectible are charged against the allowance for loan losses or reduces the fair value and subsequent recoveries, if any, are credited to the allowance or increases the fair value.

The Company’s charge-off policy is based on a loan-by-loan review for which the estimated uncollectible portion of nonperforming loans is charged off against the corresponding loan receivable and the allowance for possible loan losses or against the reduction in fair value.

Troubled Debt Restructured Loans

A loan is considered a TDR when a borrower is experiencing financial difficulties that leads to a restructuring that the Company would not otherwise consider. Concessions per ASC Topic 310, Receivables, may include rate reductions, principal forgiveness, extension of the maturity date and other actions to minimize potential losses. All TDRs are modified loans; however, not all modified loans are TDRs.

The Company reviews its modified loans for TDR classification. When a borrower is granted extended time to pay and there is no other concessions as to rate reductions or principal, the loan remains an accrual loan. Certain time extensions based on the time value of money require reserves to be established despite no interruption on payments being made. In the case of a default, the loan becomes non-accrual and reviewed by committee for adequate specific reserves to that loan.

SBA Loans Held For Sale

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

Loans receivable held for sale are sold with the servicing rights retained by the Company. For loans funded prior to October 1, 2010, gains on sales of loans are recognized based on the difference between the selling price and the carrying value of the related loans sold. Unamortized net deferred loan origination costs are recognized as a component of gain on sale of loans. For loans funded on or after October 1, 2010, premium on loan sales is equal to the cash premium plus the fair value of the servicing asset while reversing the fair value gain previously recorded.

Fixed Assets

Fixed assets, which are comprised of furniture and fixtures and computer office equipment, building and improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset or lease term. Useful lives of assets are: computer software, website development, and servers and storage (three years), computer and office equipment and furniture and fixtures (generally three to five years).

Software and Website Development Costs

The Company capitalizes its website development costs, online application system, referral system and other proprietary systems and computer software. Costs incurred during the preliminary project stage are expensed as incurred, while application stage projects are capitalized. The latter costs are typically employee and/or consulting services directly associated with the development of the internal use computer software. Software and website costs are included in fixed assets in the accompanying consolidated balance sheets. Amortization commences once the software is ready for its intended use and is amortized using the straight-line method over the estimated useful life, typically three years.

Deferred Financing Costs

Deferred financing costs are being amortized under the straight-line method over the terms of the related indebtedness, which approximates the effective interest method and is included in interest expense in the accompanying consolidated statements of income.

Impairment of Long-Lived Assets

Long-lived assets, including fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management. In order to estimate the fair value of a long-lived asset, the Company may engage a third party to assist with the valuation. If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, the Company could be required to recognize impairment charges in the future.

Securitization Activities

NSBF engaged in securitization transactions of the unguaranteed portions of its SBA 7(a) loans in 2010, 2011 and 2013. Because the transfer of these assets did not meet the criteria of a sale for accounting purposes, it was treated as a secured borrowing. NSBF continues to recognize the assets of the secured borrowing in Loans held for investment and the associated financing in Notes payable on the consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill and other intangible assets deemed to have an indefinite life are not amortized and are subject to impairment tests, at least annually. Other intangible assets with finite lives are amortized over their useful lives ranging from 18 to 66 months, and evaluated as discussed in Note 10.

The Company considers the following to be some examples of indicators that may trigger an impairment review outside its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s stock price for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and intangibles, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the useful life over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusions on goodwill impairment.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Share — Based Compensation

All share-based payments to employees are recognized in the financial statements based on their fair values using an option-pricing model at the date of grant. The Company recognizes compensation on a straight-line basis over the requisite service period for the entire award. The Company has elected to adopt the alternative transition method for calculating the tax effects of share-based compensation. The alternative transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the tax effects of employee share-based compensation, which is available to absorb tax deficiencies.

Fair Value

The Company adopted the methods of fair value to value its financial assets and liabilities. The Company carries its credits in lieu of cash, prepaid insurance and notes payable in credits in lieu of cash at fair value. The Company also carries impaired loans and other real estate owned at fair value. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, the Company utilized a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. Federal and state income tax returns prior to fiscal year 2009 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Accounting for Uncertainty in Income Taxes

The ultimate deductibility of positions taken or expected to be taken on tax returns is often uncertain. In order to recognize the benefits associated with a tax position taken (i.e., generally a deduction on a corporation’s tax return), the entity must conclude that the ultimate allowability of the deduction is more likely than not. If the ultimate allowability of the tax position exceeds 50% (i.e., it is more likely than not), the benefit associated with the position is recognized at the largest dollar amount that has more than a 50% likelihood of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and recognized will generally result in (1) an increase in income taxes currently payable or a reduction in an income tax refund receivable or (2) an increase in a deferred tax liability or a decrease in a deferred tax asset, or both (1) and (2).

Fair Value of Financial Instruments

As required by ASU Topic 825, Financial Instruments, the estimated fair values of financial instruments must be disclosed. Excluding fixed assets, intangible assets, goodwill, and prepaid expenses and other assets (excluding as noted below), substantially all of the Company’s assets and liabilities are considered financial instruments as defined under this standard. Fair value estimates are subjective in nature and are dependent on a number of significant assumptions associated with each instrument or group of similar instruments, including estimates of discount rates, risks associated with specific financial instruments, estimates of future cash flows and relevant available market information.

The carrying values of the following balance sheet items approximate their fair values primarily due to their liquidity and short-term or adjustable-yield nature:

•	Cash and cash equivalents

•	Restricted cash

•	Broker receivable

•	Accounts receivable

•	Notes payable

•	Accrued interest receivable (included in prepaid expenses and other assets)

•	Accrued interest payable (included in accounts payable and accrued expenses)

•	Accounts payable and accrued expenses

The carrying value of investments in Qualified Businesses (included in prepaid expenses and other assets), Credits in lieu of cash and Notes payable in credits in lieu of cash as well as SBA loans held for investment, SBA loans held for sale, SBA loans transferred, subject to premium recourse and Liability on SBA loans transferred, subject to premium recourse (for loans funded after September 30, 2010) approximate fair value based on management’s estimates.

New Accounting Standards

In July 2013, the FASB issued ASU No. 2013-11: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”). The amendments in ASU 2013-11 are intended to end inconsistent practices regarding the presentation of unrecognized tax benefits on the balance sheet. An entity will be required to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss (“NOL”) or tax credit carryforward whenever the NOL or tax credit carryforward would be available to reduce the additional taxable income or tax due if the tax position is disallowed. This standard became effective for annual reporting periods beginning after December 15, 2013, and did not have a material impact on the Company’s Consolidated Financial Statements or disclosures.

In January 2014, the FASB issued ASU 2014-04, “Receivables — Troubled Debt Restructurings by Creditors: Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure (a consensus of the FASB Emerging Issues Task Force).” The update clarifies that an in substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The ASU is effective for fiscal years and interim periods beginning after December 15, 2014. The adoption of this ASU is not expected to have a significant impact on the Company’s Consolidated Financial Statements or disclosures.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

NOTE 3 — FAIR VALUE MEASUREMENTS:

Fair Value Option Elections

Effective January 1, 2008, the Company adopted fair value accounting concurrent with the election of the fair value option. The accounting standard relating to the fair value measurements clarifies the definition of fair value and describes methods available to appropriately measure fair value in accordance with GAAP. The accounting standard applies whenever other accounting standards require or permit fair value measurements. The accounting standard relating to the fair value option for financial assets and financial liabilities allows entities to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities that are not otherwise required to be measured at fair value, with changes in fair value recognized in earnings as they occur. It also establishes presentation and disclosure requirements designed to improve comparability between entities that elect different measurement attributes for similar assets and liabilities.

On January 1, 2008, the Company elected the fair value option for valuing its Capcos’ credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance.

On October 1, 2010, the Company elected the fair value option for valuing its SBA 7(a) loans funded on or after that date which are included in SBA loans held for investment and SBA loans held for sale.

The Company elected the fair value option in order to reflect in its financial statements the assumptions that market participants use in evaluating these financial instruments.

Assets and Liabilities Measured at Fair Value on a Recurring Basis (In thousands):

	Fair Value Measurements at December 31, 2013 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Credits in lieu of cash	$3,641	$—	$3,641	$—	$—
SBA loans held for investment	78,951	—	—	78,951	(1,629)
SBA loans held for sale	4,734	—	4,734	—	403

Total assets	$87,326	$—	$8,375	$78,951	$(1,226)

Liabilities
Notes payable in credits in lieu of cash	$3,641	$—	$3,641	$—	$21

Total liabilities	$3,641	$—	$3,641	$—	$21

Assets and Liabilities Measured at Fair Value on a Recurring Basis (In thousands):

	Fair Value Measurements at December 31, 2012 Using:
(In thousands):	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Credits in lieu of cash	$8,703	$—	$8,703	$—	$—
SBA loans held for investment	43,055	—	—	43,055	(851)
SBA loans held for sale	896	—	896	—	(162)

Total assets	$52,654	$—	$9,599	$43,055	$(1,013)

Liabilities
Notes payable in credits in lieu of cash	$8,703	$—	$8,703	$—	$3
Warrants	—	—	—	—	(111)

Total liabilities	$8,703	$—	$8,703	$—	$(108)

Credits in Lieu of Cash, Prepaid Insurance and Notes Payable in Credits in Lieu of Cash

The Company elected to account for both credits in lieu of cash and notes payable in credits in lieu of cash at fair value in order to reflect in its consolidated financial statements the assumptions that market participant’s use in evaluating these financial instruments.

Under the cost basis of accounting, the discount rates used to calculate the present value of the credits in lieu of cash and notes payable in credits in lieu of cash did not reflect the credit enhancements that the Company’s Capcos obtained from Chartis, Inc. (“Chartis”) (the renamed property and casualty holdings of American International Group, Inc., “AIG”), namely its AA+ rating at such time, for their debt issued to certified investors. Instead the cost paid for the credit enhancements was recorded as prepaid insurance and amortized on a straight-line basis over the term of the credit enhancements.

With the adoption of the fair value measurement of financial assets and financial liabilities and the election of the fair value option, credits in lieu of cash and notes payable in credits in lieu of cash are valued based on the yields at which financial instruments would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts. The accounting standards require the fair value of the assets or liabilities to be determined based on the assumptions that market participants use in pricing the financial instrument. In developing those assumptions, the Company identified characteristics that distinguish market participants generally, and considered factors specific to (a) the asset type, (b) the principal (or most advantageous) market for the asset group, and (c) market participants with whom the reporting entity would transact in that market.

Based on the aforementioned characteristics and in view of the Chartis credit enhancements, the Company believes that market participants purchasing or selling its Capcos’ debt and, therefore, its credits in lieu of cash and notes payable in credits in lieu of cash, view nonperformance risk to be equal to the risk of Chartis nonperformance risk and as such both the fair value of credits in lieu of cash and notes payable in credits in lieu of cash should be priced to yield a rate equal to comparable U.S. Dollar denominated debt instruments issued by Chartis’ parent, AIG. Because the value of notes payable in credits in lieu of cash directly reflects the credit enhancement obtained from Chartis, the unamortized cost relating to the credit enhancement will cease to be separately carried as an asset on the Company’s consolidated balance sheets and is incorporated in notes payable in credits in lieu of cash.

Fair value measurements

The Company’s Capcos’ debt, enhanced by Chartis insurance, effectively bears the nonperformance risk of Chartis. The closest trading comparators are the debt of Chartis’ parent, AIG. Therefore the Company calculates the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash using the yields of various AIG notes with similar maturities to each of the Company’s respective Capcos’ debt (the “Chartis Note Basket”). The Company elected to discontinue utilizing AIG’s 7.70% Series A-5 Junior Subordinated Debentures because those long maturity notes began to trade with characteristics of a preferred stock after AIG received financing from the United States Government. The Company considers the Chartis Note Basket a Level 2 input under fair value accounting, since it is a quoted yield for a similar liability that is traded in an active exchange market. The Company selected the Chartis Note Basket as the most representative of the nonperformance risk associated with the Capco notes because they are Chartis issued notes, are actively traded and because maturities match credits in lieu of cash and notes payable in credits in lieu of cash.

After calculating the fair value of both the credits in lieu of cash and notes payable in credits in lieu of cash, the Company compares their values. This calculation is done on a quarterly basis. Calculation differences primarily due to tax credit receipt versus delivery timing may cause the value of the credits in lieu of cash to differ from that of the notes payable in credits in lieu of cash. Because the credits in lieu of cash asset has the single purpose of paying the notes payable in credits in lieu of cash and has no other value to the Company, Newtek determined that the credits in lieu of cash should equal the notes payable in credits in lieu of cash.

On December 31, 2012, the yield on the Chartis Note Basket was 1.72%. As of December 31, 2013, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 1.49% reflecting changes in interest rates in the marketplace. This decrease in yield increased both the fair value of the credits in lieu of cash and the fair value of the notes payable in credits in lieu of cash. The Company decreased the value of the credits in lieu of cash to equal the value of the notes payable in credits in lieu of cash because the credits in lieu of cash can only be used to satisfy the liability and must equal the value of the notes payable in credits in lieu of cash at all times. The net change in fair value reported in the Company’s consolidated statements of income for the year ended December 31, 2013 was a gain of $21,000.

On December 31, 2011, the yield on the Chartis Note Basket was 5.53%. As of December 31, 2012, the date the Company revalued the asset and liability, the yields on the Chartis notes averaged 1.72% reflecting changes in interest rates in the marketplace. This decrease in yield increased both the fair value of the credits in lieu of cash and the fair value of the notes payable in credits in lieu of cash. The Company decreased the value of the credits in lieu of cash to equal the value of the notes payable in credits in lieu of cash because the credits in lieu of cash can only be used to satisfy the liability and must equal the value of the notes payable in credits in lieu of cash at all times. The net change in fair value reported in the Company’s consolidated statements of income for the year ended December 31, 2012 was a gain of $3,000.

Changes in the future yield of the Chartis issued debt selected for valuation purposes will result in changes to the fair values of the credits in lieu of cash and notes payable in credits in lieu of cash when calculated for future periods; these changes will be reported through the Company’s consolidated statements of income.

SBA 7(a) Loans

On October 1, 2010, the Company elected to utilize the fair value option for SBA 7(a) loans funded on or after that date. Management believed that doing so would promote its effort to both simplify and make more transparent its financial statements by better portraying the true economic value of this asset on its balance sheet and statement of income. NSBF originates, funds, and services government guaranteed loans under section 7(a) of the Small Business Act. The SBA does not fully guarantee the SBA 7(a) Loans: An SBA 7(a) Loan is bifurcated into a guaranteed portion and an unguaranteed portion, each accruing interest on the principal balance of such portion at a per annum rate in effect from time to time. NSBF originates variable interest loans, usually set at a fixed index to the Prime rate that resets quarterly. Primarily, NSBF has made SBA 7(a) loans carrying guarantees of 75% and 85%; from 2009 through early 2011 under a special program, most of the loans NSBF originated carried a guarantee of 90%. NSBF, both historically and as a matter of its business plan, sells the guaranteed portions via SBA Form 1086 into the secondary market when the guaranteed portion becomes available for sale upon the closing and fully funding of the SBA 7(a) loan and retains the unguaranteed portions. Management recognized that the economic value in the guaranteed portion did not inure to NSBF at the time of their sale but rather when the guaranty attached at origination; amortization accounting by its nature does not recognize this increase in value at the true time when it occurred. Under fair value, the value of the guarantee is recorded when it economically occurs at the point of the creation and funding of the loan, and is not delayed until the sale occurs. Contemporaneously, the value of the unguaranteed portion will also be determined to reflect the full, fair value of the loan.

Although the fair value election is for the entire SBA 7(a) loan, the Company primarily sells the guaranteed portions at the completion of funding. The need to record the fair value for the guaranteed portion of the loan will primarily occur when a guaranteed portion is not traded at period end (“SBA loans held for sale”). The unguaranteed portion retained is recorded under “SBA loans held for investment.”

SBA Loans Held for Investment

For loans that completed funding before October 1, 2010, SBA loans held for investment are reported at their outstanding unpaid principal balances adjusted for charge-offs, net deferred loan origination costs and the allowance for loan losses. For loans that completed funding on or after October 1, 2010, management elected to fair value SBA loans held for investment within the fair value hierarchy that prioritizes observable and unobservable inputs utilizing Level 3 unobservable inputs which reflect the Company’s own expectations about the assumptions that market participants would use in pricing the asset (including assumptions about risk).

In determining the net change in fair value of loans held for investment for the year ended December 31, 2013, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 10% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of December 31, 2013. The default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately originating to existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our nine year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow resulted in a price equivalent of 93.99% of the par amount on our loans held for investment.

If a loan measured at fair value is subsequently impaired, then the fair value of the loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral if the loan is collateral dependent. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010. Because the loans bear interest at a variable rate, NSBF does not have to factor in interest rate risk.

Below is a summary of the activity in SBA loans held for investment, at fair value (in thousands):

	December 31, 2013	December 31, 2012
Balance, beginning of year	$43,055	$21,857
SBA loans held for investment, originated	42,773	24,076
Loans transferred to other real estate owned	(362)	—
Payments received	(4,886)	(2,027)
Fair value loss	(1,629)	(851)

Balance, end of year	$78,951	$43,055

SBA Loans Held For Sale

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on market prices equal to the guaranteed loan amount plus a premium that includes both an upfront cash payment (utilizing quoted prices) and the value of a stream of payments representing servicing income received in excess of NSBF’s servicing cost (valued using a pricing model with inputs that are observable in the market).

Other Fair Value Measurements

Assets Measured at Fair Value on a Non-recurring Basis are as follows (In thousands):

	Fair Value Measurements at December 31, 2013 Using:
	Total	Level 1	Level 2	Level 3	Total Losses
Assets
Impaired loans	$3,441	$—	$—	$3,441	$(1,022)
Other real-estate owned	798	—	798	—	(182)

Total assets	$4,239	$—	$798	$3,441	$(1,204)

Assets Measured at Fair Value on a Non-recurring Basis are as follows (In thousands):

	Fair Value Measurements at December 31, 2012 Using:
	Total	Level 1	Level 2	Level 3	Total Losses
Assets
Impaired loans	$6,965	$—	$—	$6,965	$(810)
Other real-estate owned	534	—	534	—	(168)

Total assets	$7,499	$—	$534	$6,965	$(978)

Impaired loans

Impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan’s market interest rate, or the fair value of the collateral if the loan is collateral dependent. Impaired loans for which the carrying amount is based on fair value of the underlying collateral are included in assets and such fair value estaimtes are performed on a non-recurring basis, both at initial recognition of impairment and on an on-going basis until recovery or charge-off of the loan amount. The significant unobservable inputs used in the fair value measurement of the impaired loans involve management’s judgment in the use of market data and third party estimates regarding collateral values. Such estimates are further discounted by 20% — 80% to reflect the cost of liquidating the various assets under collateral. Valuations in the level of impaired loans and corresponding impairment affect the level of the reserve for loan losses. Any subsequent increases or decreases in any of the inputs would result in a corresponding decrease or increase in the reserve for loan loss or fair value of SBA loans, depending on whether the loan was originated prior or subsequent to October 1, 2010.

Other real-estate owned (included in Prepaid expenses and other assets)

The estimated fair value of other real-estate owned is calculated using observable market information, including bids from prospective purchasers and pricing from similar market transactions where available. The value is generally discounted between 20-25% based on market valuations as well as expenses associated with securing the Company’s interests. Where bid information is not available for a specific property, the valuation is principally based upon recent transaction prices for similar properties that have been sold. These comparable properties share comparable demographic characteristics. Other real estate owned is generally classified within Level 2 of the valuation hierarchy.

NOTE 4 — CREDITS IN LIEU OF CASH:

As discussed in Note 3, the Company adopted fair value option for financial assets and financial liabilities concurrent with its adoption of fair value accounting for certain of its assets and liabilities. Following is a summary of the credits in lieu of cash balance as of December 31, 2013 and 2012 (in thousands):

	2013	2012
Balance, beginning of year	$8,703	$16,948
Add: Income from tax credit accretion (at fair value)	113	522
Less: Deliveries made	(5,182)	(9,362)
Fair value adjustment	7	595

Balance, end of year	$3,641	$8,703

NOTE 5 — SBA LOANS:

SBA loans are well diversified throughout numerous industries, but have a small concentration in the restaurant industry, as well as geographic concentrations in several states as noted in the table below. On October 1, 2010, the Company elected to utilize the fair value option for SBA loans funded on or after that date creating a new loan pool, SBA loans held for investment, at fair value. The components of SBA loans held for investment, at fair value, and SBA loans held for investment, net, as of December 31, 2013 and 2012 are as follows (in thousands):

	2013 Fair Value	2013 Cost Basis	2012 Fair Value	2012 Cost Basis
Gross loans receivable	$83,988	$13,341	$46,585	$18,315
Less: Allowance for loan losses	—	(1,811)	—	(2,589)
Less: Deferred origination fees, net	—	(841)	—	(1,079)
Less: Fair value adjustment	(5,037)	—	(3,530)	—

Total	$78,951	$10,689	$43,055	$14,647

	2013	2012
Allowance for loan losses, cost basis:
Balance, beginning of year	$2,589	$2,900
Provision for loan losses	1,322	810
Loans charged-off	(2,144)	(1,169)
Recoveries	44	48

Balance, end of year	$1,811	$2,589

Individually evaluated for impairment	$1,609	$2,204
Collectively evaluated for impairment	202	385

Balance, end of year	$1,811	$2,589

Total loans, cost basis
Individually evaluated for impairment	$3,466	$5,753
Collectively evaluated for impairment	9,875	12,562

Balance, end of year	$13,341	$18,315

The contractual maturities of SBA loans held for investment are as follows (in thousands):

	2013 Fair Value	2013 Cost Basis	2012 Fair Value	2012 Cost Basis
Due in one year or less	$—	$319	$—	$40
Due between one and five years	—	4,509	—	4,534
Due after five years	83,988	8,513	46,585	13,741

Total loans receivable, gross	$83,988	$13,341	$46,585	$18,315

The payment status of gross SBA loans held for investment at December 31, 2013 and 2012 are as follows:

	(in thousands)
Days Past Due	2013	2012
Current	$84,809	$52,556
30 — 89	4,842	4,251
> 90	—	1,128
Non-accrual	7,678	6,965

Balance (net)	$97,329	$64,900

The outstanding balances of loans past due over 90 days and still accruing interest as of December 31, 2012 totaled $1,128,000; there were no performing loans past due over 90 days and still accruing interest as of December 31, 2013.

The Company evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System which is the asset classification system adopted by the Federal Financial Institution

Examinations Council. The Company’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments.

Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. The Company’s gross SBA loans held for investment recorded at cost by credit quality indicator at December 31, 2013 and 2012 are as follows:

	(in thousands)
Risk Rating	2013	2012
Acceptable	$7,420	$9,153
Other assets special mention	2,234	2,926
Substandard	3,283	5,894
Doubtful	395	333
Loss	9	9

Balance	$13,341	$18,315

All loans are priced at the Prime interest rate plus approximately 2.75% to 3.75%. The only loans with a fixed interest rate are defaulted loans of which the guaranteed portion sold is repurchased from the secondary market by the SBA, while the unguaranteed portion of the loans still remains with the Company. As of December 31, 2013 and 2012, net SBA loans receivable held for investment with adjustable interest rates totaled $91,083,000 and $58,382,000, respectively.

For the years ended December 31, 2013 and 2012, the Company funded $177,941,000 and $107,425,000 in loans and sold approximately $131,733,000 and $84,743,000 of the guaranteed portion of the loans, respectively. Receivables from loans traded but not settled of $13,606,000 and $16,698,000 as of December 31, 2013 and 2012, respectively, are presented as broker receivable in the accompanying consolidated balance sheets.

As of December 31, 2013, $23,623,000 of the guaranteed portion of SBA loans and $12,695,000 of the unguaranteed portion of SBA loans collateralized the current outstanding balance on the Company’s line of credit with Capital One and $60,140,000 of the unguaranteed portions of SBA loans transferred via our securitization transaction collateralized the notes issued by the Trust.

Loans by industry and geographic concentration that accounted for more than 5% of the outstanding gross loans receivable held for investment balance as of December 31, 2013 and 2012 were as follows (in thousands):

	2013		2012
Industry
Restaurants	$4,688	*	$4,569
State
New York	$12,813		$8,178
Florida	9,280		7,161
Connecticut	7,275		3,433
Texas	6,957		5,056
Pennsylvania	6,470		3,453
Georgia	6,450		4,579
California	6,140		4,584
New Jersey	5,488		5,624

(*)	Amounts shown for comparative purposes and represent less than 5%.

At December 31, 2013 and 2012, total impaired loans amounted to $7,678,000 and $6,965,000, respectively, of which $4,212,000 and $1,212,000 were on a fair value basis at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013 and 2012, the average balance of impaired loans was $6,887,000 and $6,935,000, and approximately $1,609,000 and $2,204,000 in specific reserves included in the allowance for loan losses and $163,000 and $126,000 of SBA fair value discount were allocated against such impaired loans, respectively.

Had interest on these impaired non-accrual loans been accrued, such interest would have totaled $434,000 and $407,000 for 2013 and 2012, respectively. Interest income, which is recognized on a cash basis, related to the impaired non-accrual loans for the years ended December 31, 2013 and 2012, was not material.

The Company had loans renegotiated in troubled debt restructurings of $3,409,000 as of December 31, 2013, of which $1,332,000 were included in non-accrual loans and $2,077,000 were on accrual status. The Company had loans renegotiated in TDRs of $2,661,000 as of December 31, 2012, of which $750,000 were included in non-accrual loans and $1,911,000 were on accrual status. The Company has no commitments to loan additional funds to borrowers whose exising loans have been modified in TDR. An analysis of loans restructured in TDR for the years ended December 31, 2013 and 2012 is as follows (in thousands):

Type of Concession	Loans Restructured — 2013		Loans Restructured — 2012
	Number of Notes	Principal Balance at Restructure Date	Number of Notes	Principal Balance at Restructure Date
Payment reduction / Interest-only period	4	$425	11	$428

TDRs that return to a non-performing status post-modification are considered redefaulted loans and are treated in the same manner as other non-performing loans in the portfolio. For the year ending December 31, 2013, the Company had 3 TDR loans that subsequently defaulted with a corresponding principal balance of approximately $11,000, and resulted in charge-offs of approximately $4,000. For the year ended December 31, 2012, there were 16 redefaulted loans with a corresponding principal balance of approximately $2,504,000; there were no corresponding charge-offs of redefaulted loans during 2012.

NOTE 6 — ACCOUNTS RECEIVABLE:

Accounts receivable consists of the following at December 31, 2013 and 2012 (in thousands):

	2013	2012
Purchased receivables	$7,766	$7,617
Electronic payment processing settlement receivables	2,123	2,183
Customer receivables	1,983	1,293
Other receivables	601	339

	12,473	11,432
Allowance for doubtful accounts	(871)	(561)

Total	$11,602	$10,871

NOTE 7 — INVESTMENTS IN QUALIFIED BUSINESSES:

Included in prepaid expenses and other assets on the consolidated balance sheets are certain investments in qualified businesses, which are presented separately below between their debt and equity components, and a summary of the activity for the years ended December 31, 2013 and 2012 (in thousands):

At December 31, 2012, held to maturity debt investments comprised three long-term loans totaling $1,532,000 at December 31, 2012 with original principal balances totaling $1,851,000, and interest rates ranging from 4.25% to 6.00%. There were no held to maturity debt investments at December 31, 2013. Following is a summary of activity for the years ended December 31, 2013 and 2012:

	2013	2012
Principal outstanding, beginning of year	$1,532	$13
Investments made	—	1,651
Return of principal, net of recoveries	(1,532)	(132)

Principal outstanding, end of year	$—	$1,532

The Company has a 49% ownership interest in one equity method investment with a balance of $226,000 at December 31, 2013. The original amount invested was $800,000. A summary of activity for the years ended December 31, 2013 and 2012 is as follows:

	2013	2012
Total equity investments, beginning of year	$175	$131
Equity in earnings	51	44

Total equity investments, end of year	$226	$175

The Company has not guaranteed any obligation of these investees, and the Company is not otherwise committed to provide further financial support for the investees. However, from time-to-time, the Company may decide to provide such additional financial support which, as of December 31, 2013 was zero. Should the Company determine that impairment exists upon its periodic review, and it is deemed to be other than temporary, the Company will write down the recorded value of the asset to its estimated fair value and record a corresponding charge in the consolidated statements of income. During 2012, the Company made additional investments in two held to maturity debt instruments totaling $1,651,000. One of the loans, a $551,000 Bidco investment in an SBA loan, was considered partially funded at December 31, 2012 and was fully funded in 2013. The guaranteed portions of all three of these loans were sold during 2013. During the years ended December 31, 2013 and 2012, the Company received $1,532,000 and $132,000 in principal repayments on its debt investments, respectively.

NOTE 8 — SERVICING ASSETS:

The Company reviews capitalized servicing assets for impairment. This review is performed based on risk strata, which are determined on a disaggregated basis given the predominant risk characteristics of the underlying loans. The predominant risk characteristics are loan terms and year of loan origination.

The following summarizes the activity pertaining to servicing assets for the years ended December 31, 2013 and 2012 (in thousands):

	2013	2012
Balance, beginning of year	$4,682	$3,420
Servicing assets capitalized	3,248	2,050
Servicing assets amortized	(1,154)	(788)

Balance, end of year	$6,776	$4,682

For the years ended December 31, 2013, 2012 and 2011, servicing fees received on the Company’s SBA 7(a) originated portfolio totaled $2,769,000, $2,297,000 and $1,629,000, respectively. The Company also performs servicing functions on loans originated by other SBA lenders. The Company does not retain any risk on such portfolios and earns servicing fees based upon a mutually negotiated fee per loan. The total servicing fee income recognized for loans serviced for others in 2013, 2012 and 2011 was $3,796,000, $4,564,000 and $1,466,000, respectively. The carrying value of the capitalized servicing assets were $6,776,000 and $4,682,000 at December 31, 2013 and 2012, respectively, while the estimated fair value of capitalized servicing assets were $7,959,000 and $6,067,000 at December 31, 2013 and 2012, respectively. The estimated fair value of servicing assets at December 31, 2013 was determined using a discount factor that equates the present value of the expected servicing income to the strip multiple method valuation rate of 11%, weighted average prepayment speeds ranging from 0% to 11%, depending upon certain characteristics of the loan portfolio, weighted average life of 5.00 years, and an average default rate of 3%. The estimated fair value of servicing assets at December 31, 2012 was determined using a discount rate of 11%, weighted average prepayment speeds ranging from 1% to 14%, depending upon certain characteristics of the loan portfolio, weighted average life of 5.00 years, and an average default rate of 5%.

The unpaid principal balances of loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of loans serviced for others within the NSBF originated portfolio were $372,366,000 and $271,548,000 as of December 31, 2013 and 2012, respectively. The unpaid principal balances of loans serviced for others which were not originated by NSBF and are outside of the Newtek portfolio were $561,092,000 and $176,988,000 as of December 31, 2013 and 2012, respectively.

NOTE 9 — FIXED ASSETS:

The Company’s fixed assets are composed of the following at December 31, 2013 and 2012 (in thousands):

	2013	2012
Computer and office equipment	$2,898	$3,045
Furniture and fixtures	666	636
Leasehold improvements	462	384
Computer software and website	4,744	4,174
Computer servers and storage	4,817	5,537
Leased property	701	632

	14,288	14,408
Accumulated depreciation and amortization	(10,547)	(10,885)

Net fixed assets	$3,741	$3,523

Depreciation and amortization expense for fixed assets for the years ended December 31, 2013, 2012 and 2011 was $1,768,000, $1,619,000 and $1,816,000, respectively.

Included in computer software and website are certain costs associated with internally developed software. The following table summarizes the activity for capitalized software development costs for the years ended December 31, 2013 and 2012 (in thousands):

	2013	2012
Balance, beginning of year	$3,499	$3,078
Additions	519	421

Balance, end of year	4,018	3,499
Less: accumulated amortization	(3,317)	(2,803)

Software development costs, net	$701	$696

NOTE 10 — GOODWILL AND OTHER INTANGIBLES:

The net carrying value of goodwill as of December 31, 2013 and 2012 by segment is as follows (in thousands):

	2013	2012
Electronic payment processing	$3,004	$3,004
Web hosting	7,203	7,203
Corporate activities	179	179
Small business finance	1,706	1,706

Total goodwill	$12,092	$12,092

Other intangible assets as of December 31, 2013 and 2012 are comprised of the following (in thousands):

	2013	2012
Customer merchant accounts	$2,193	$5,859
Customer insurance accounts	740	740
Trade name (indefinite lived)	550	550

	3,483	7,149
Accumulated amortization	(2,243)	(5,591)

Net intangible assets	$1,240	$1,558

Customer merchant accounts are being amortized over a 55 to 66 month period, and customer insurance accounts are being amortized over a period of 60 months. Other intangibles (excluding the trade name which has an indefinite life and is subject to annual impairment review) are being amortized over a period ranging from 18 to 36 months. Total amortization expense included in the accompanying consolidated statements of income related to intangibles for the years ended December 31, 2013, 2012 and 2011 was $363,000, $629,000 and $1,363,000, respectively.

Total expected amortization expense for the next five fiscal years is as follows (in thousands):

December 31,	Merchant Accounts	Insurance Accounts
2014	$55	$148
2015	23	148
2016	12	148
2017	6	148
2018	2	—

	$98	$592

Based upon the Company’s performance of the impairment tests using the fair value approach of the discounted cash flow method, the Company determined that goodwill was not impaired for the years ended December 31, 2013, 2012 and 2011. For the years ended December 31, 2013, 2012 and 2011, there was no impairment related to its customer merchant and insurance accounts. The Company’s intangible trade name, CrystalTech Web Hosting, has an indefinite life and is assessed annually for impairment.

NOTE 11 — ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES:

The following table details the components of accounts payable, accrued expenses and other liabilities at December 31, 2013 and 2012 (in thousands):

	2013	2012
Due to participants and SBA (a)	$2,646	$1,961
Due to clients (b)	481	357
Accrued payroll and related expenses	1,865	276
Deferred rent	841	1,293
Chargeback reserves	348	911
Deposits and other reserves	1,939	1,722
Residuals and commissions payable	1,142	1,045
Current tax payable	1,533	502
Other	3,893	3,139

Total accounts payable, accrued expenses and other liabilities	$14,688	$11,206

(a)	Primarily represents loan related remittances received by NSBF, and due to third parties; amounts also classified as restricted cash.
(b)	Composed primarily of discount client holdbacks at CDS which represents the difference between the receivables the Company purchases less the actual amount the Company releases to the client, net of the discount fee and other miscellaneous fees charged to the client.

NOTE 12 — NOTES PAYABLE:

At December 31, 2013 and 2012, the Company had long-term debt outstanding comprised of the following (in thousands):

	2013	2012
Notes payable:
Capital One lines of credit (NSBF)
Guaranteed line	$21,261	$12,000
Unguaranteed line	4,691	11,854
Summit Partners Credit Advisors, L.P. (NBS)	8,650	8,288
Sterling National bank line of credit (NBC)	6,026	6,674
Capital One term loan (NTS)	590	1,007

Total notes payable	41,218	39,823
Note payable — Securitization trust VIE	60,140	22,039

Total notes payable	$101,358	$61,862

On April 26, 2012, the Company closed a $15,000,000 Second Lien Credit Facility (the “Facility”) issued by Summit Partners Credit Advisors, L.P. (“Summit”), comprised of a $10,000,000 term loan, which was drawn at closing, and a $5,000,000 delayed draw term loan to be made upon the satisfaction of certain conditions. The $5,000,000 second tranche of this loan will not be drawn by the Company. The funds were used primarily for general corporate purposes including the origination of SBA 7(a) loans. The loan bears interest at 12.5% per annum on the amount outstanding plus payment-in-kind interest at 2.5%, which can either be paid quarterly in arrears or added to the outstanding loan amount. The Facility will mature in 5.5 years and can be prepaid without penalty at any time following the second anniversary of the closing date.

In addition to a second lien on all of the Company’s assets behind the first lien held by Capital One, N.A., the principal lender to the Company’s SBA lender, NSBF, Summit was given second-lien secured guarantees by each of the Company’s principal subsidiaries: NTS and Universal Processing Services of Wisconsin, LLC, as well as certain other smaller subsidiaries. The Company has also committed to attempt to obtain the approval of the SBA for NSBF to provide a guaranty to Summit of the Company’s obligations.

Total closing fees were approximately $1,033,000 which included a 3% fee paid to Summit on the aggregate amount of the Facility, as well as legal, accounting and other closing related costs which were recorded as deferred financing costs and amortized over the life of the facility. The majority of these fees were paid at closing and netted against the initial draw down. Net cash proceeds received at closing were $9,353,000.

In addition, the Company issued to Summit a warrant representing the right to purchase 1,696,810 common shares, or 4.4% of the Company’s current outstanding common equity. The warrant is exercisable at $0.02 per share, included registration rights and anti-dilution protection, which has been subsequently removed. Summit is prohibited from selling any common shares it receives on exercise of the warrant for a period of 24 months following the closing; provided, however, that if the Company’s common shares trade at or above $2.25 per share for a period of fifteen consecutive days, Summit will have the ability to sell the common shares. Any sales by Summit will be subject to a right of first refusal in favor of the Company. The Facility calls for financial covenants such as minimum EBITDA, maximum capital expenditures, minimum unrestricted cash and cash equivalents, minimum tangible net worth and maximum leverage.

In accordance with ASC 470 and ASC 815, the accounting for these warrants reflects the notion that the consideration received upon issuance must be allocated between the debt and the warrant components based on the fair values of the debt instrument without the warrants and of the warrants themselves at time of issuance. The warrant was originally recorded as a liability, due to an anti-dilution provision and was marked to market on the first reporting date, or June 30, 2012. The remainder of the proceeds was allocated to the debt instrument portion of the transaction. As such, the note was initially valued at $8,041,000, and the difference of $1,959,000 was allocated to the value of the warrants and recorded as debt discount, which is being amortized over the life of the note using the interest method. Debt discount amortization for the year ended December 31, 2013 was $362,000, and is included in interest expense in the Company’s consolidated statement of income. The warrant was replaced and the anti-dilutive provision was removed to reflect management and Summit’s original understanding and intent related to the warrants. As a result, subsequent to July 1, 2012, the warrants were reclassified to a component of equity and will no longer be marked to market.

Through December 31, 2013, the Company has capitalized $1,180,000 of deferred financing costs attributable to the Summit facility of which $331,000 has been amortized and included in interest expense. The net balance of $849,000 is included in prepaid expenses and other assets in the Company’s consolidated balance sheet.

Total interest expense related to the Summit financing for the year ended December 31, 2013 was $2,085,000, which includes interest, payment-in-kind interest, discount on the valuation of the warrant and amortization of deferred financing costs.

NBC had a $10,000,000 line of credit with Wells Fargo (“Wells”) due in February 2012. This facility was used to purchase receivables and for other working capital purposes. In February 2011, NBC entered into a three year line of credit with Sterling National Bank (“Sterling”) in an amount up to $10,000,000. This facility paid off the Wells line of credit and is and will be used to purchase receivables and for other working capital purposes. In December 2012, an amendment was signed providing that upon the occurrence of certain events, the maximum amount of the line of credit under the Agreement can be increased from $10,000,000 to $15,000,000 at a later date upon NBC’s request. The Amendment also extended the maturity date from February 28, 2014 to February 28, 2016.

As of December 31, 2013 and 2012, NBC had $6,026,000 and $6,674,000 outstanding under the lines of credit. The Sterling interest rate is set at 5.00% or Prime plus 2.00%, whichever is higher, with interest on the line to be paid monthly in arrears. The line is and will be collateralized by the receivables purchased, as well as all other assets of NBC. The line is guaranteed by the Company; in addition, the Company deposited $750,000 with Sterling to collateralize the guarantee. The agreement includes such financial covenants as minimum tangible net worth and maximum leverage ratio. The Company is subject to meeting a maximum leverage ratio test and a future net loss test. As of December 31, 2013, the Company was in compliance with the financial covenants set in this line.

Total interest expense for the years ended December 31, 2013, 2012 and 2011 was approximately $451,000, $333,000 and $283,000, respectively. The weighted average effective interest rate for the year ended December 31, 2013 was 5.85%. Through December 31, 2013, NBC has capitalized $145,000 of deferred financing costs attributable to the Sterling line of which $90,000 has been amortized. The net balance of $55,000 is included in other assets in the accompanying consolidated balance sheet. Amortization for the years ended December 31, 2013, 2012 and 2011 was $25,000, $35,000 and $30,000, respectively, and is included in interest expense in the accompanying consolidated statements of income.

In October 2007, NTS entered into a Loan and Security Agreement with Capital One which provided for a revolving credit facility of up to $10,000,000 available to both NTS and the Company, for a term of two years. The interest rate was LIBOR plus 2.5% and the agreement included a quarterly facility fee equal to 25 basis points on the unused portion of the Revolving Credit calculated as of the end of each calendar quarter. The agreement included such financial covenants as a minimum fixed charge coverage ratio and a maximum funded debt to EBITDA. NTS capitalized $65,000 of deferred financing costs attributable to the Capital One line. In connection with the loan, on October 19, 2007 Newtek Business Services, Inc. entered into a Guaranty of Payment and Performance with Capital One Bank and entered into a Pledge Agreement with Capital One pledging all NTS stock as collateral. In October 2009, the $2,500,000 borrowed under the line of credit converted to a three year term loan, and was subsequently extended to a five year term loan, at the greater of Prime plus 2.50% or 5.75% interest, and maturing on May 1, 2015.

In April 2010, the Company closed two five-year term loans aggregating $14,583,000 with Capital One of which $12,500,000 refinanced Newtek Small Business Finance’s debt to General Electric Commercial Capital (“GE”) and $2,083,000 refinanced the pre-existing term loan between Capital One and NTS. The interest rate on the 2010 NTS term loan is variable based on the monthly LIBOR rate plus 4.25% or Prime plus 2.25%, but no lower than 5.75%. The agreement includes such financial covenants as a minimum fixed charge coverage ratio and minimum EBITDA; the Company guarantees the term loan. The balance of the NTS term loan is included in notes payable on the consolidated balance sheet. As of December 31, 2013 and 2012, $590,000 and $1,007,000 of the note was outstanding, respectively. The weighted average effective interest rate at December 31, 2013 was 5.75%. Interest is paid in arrears along with each monthly principal payment due. Total interest expense for the years ended December 31, 2013, 2012 and 2011 was approximately $46,000, $70,000 and $94,000, respectively. Amortization associated with the deferred financing costs attributable to the Capital One line and term loans for the years ended December 31, 2013, 2012 and 2011 was $9,000, $10,000 and $9,000, respectively, and is included in interest expense in the accompanying consolidated statements of income.

Also in December 2010, NSBF entered into a revolving credit facility with Capital One N.A. for $6,000,000 collateralized by the guaranteed portion of SBA 7(a) loans originated. Upon meeting certain requirements, NSBF has the right to increase the maximum amount under the facility by $6,000,000 which was exercised in March 2011. The credit facility is used to fund those portions of SBA 7(a) loans made by NSBF that are guaranteed by the SBA, with funds received on the sale of those guaranteed portions of the SBA 7(a) loans by NSBF reducing the facility. In June 2011, NSBF obtained from Capital One an increase in its total revolving credit facility from $12,000,000 to $27,000,000. In October 2011, the term of the revolver was extended by nine months through September 2013, at which time the outstanding balance would have been converted into a three year term loan. In July 2013 the SBA lender, received an extension on the maturity of its warehouse lines of credit, totaling $27 million, with Capital One, N.A. from September 30, 2013 to May 31, 2015, at which time the outstanding balance will be converted into a three-year term loan. The extension also enhanced the terms of the credit facilities by removing the $15 million funding sublimit for the non-guaranteed portions of the SBA 7(a) loans NSBF originates, and increasing the advance rate to 55% from 50% for the non-guaranteed portions of the SBA 7(a) loans. As of December 31, 2013 and 2012, NSBF had $25,952,000 and $23,854,000 outstanding under the line of credit. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.00%, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.875%, and there is a quarterly facility fee equal to 25 basis points on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The agreement includes financial covenants at the parent company level with its consolidated subsidiaries including a minimum fixed charge coverage ratio, minimum EBITDA requirements and minimum cash requirements held at Capital One. As of December 31, 2013, the Company was in compliance with the financial covenants set in this line.

Total interest expense for the years ended December 31, 2013 and 2012 was $886,000 and $392,000, respectively. Through December 31, 2013, NSBF has capitalized $675,000 of deferred financing costs attributable to the credit line of which $436,000 has been amortized. The balance of $239,000 is included in other assets in the accompanying consolidated balance sheet.

In December 2010, NSBF engaged in a securitization of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it used a special purpose entity (Newtek Small Business Loan Trust 2010-1 or the “Trust”) which is a VIE. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the securitization into its financial statements. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF continues to recognize the assets in loans held for investment and recognize the associated financing in Bank notes payable.

During the year ended December 31, 2010, NSBF transferred SBA loans held for investment of $19,615,000, and agreed to transfer $3,000,000 of future SBA loans held for investment when originated, to the Trust which in turn issued notes for the par amount of $16,000,000 against the assets. The notes were sold at a dollar price that resulted in gross proceeds before reserve accounts and transaction expenses of $15,392,000. See Note 5 — SBA loans, above, for a description of the loans and loan balances.

In December 2011, NSBF entered into a Supplemental Indenture by which the original $16,000,000 of securitization notes were amended to reflect a new initial principal amount of $12,880,000 as a result of principal payments made, and additional notes were issued in an initial principal amount of $14,899,000, so that the initial aggregate principal amount of all notes as of December 31, 2011 totaled $27,779,000. The notes were backed by approximately $40,500,000 of the unguaranteed portions of loans originated and to be originated by NSBF under the SBA loan program. The notes retained their AA rating under S&P, and the final maturity date of the amended notes is March 22, 2037. The initial proceeds of the transaction were used to repay debt, and the balance of the $5,000,000 prefunding account was used to originate new loans.

In March 2013, the Company completed a third securitization resulting in $20,900,000 of notes being issued in a private placement transaction. The SBA lender transferred the unguaranteed portions of SBA loans in the amount of $23,569,000 and an additional $5,900,000 for new loans to be funded subsequent to the transaction to a special purpose entity, Newtek Small Business Loan Trust 2013-1. The notes received an “A” rating by S&P, and the final maturity date of the notes is June 25, 2038. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

In December 2013, NSBF completed an additional transaction whereby the unguaranteed portions of SBA loans of $23,947,000, and an additional $3,642,000 in loans issued subsequent to the transaction, was transferred to the Trust. The Trust in turn issued securitization notes for the par amount of $24,433,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the amended notes is April 25, 2039. The proceeds of the transaction have been and will be used to repay debt and originate new loans.

Deferred financing costs associated with the securitization transactions totaled $2,921,000 and $1,516,000 at December 31, 2013 and 2012, respectively, of which $734,000 and $393,000 has been amortized. The net balance of $2,187,000 and $1,123,000 is included in prepaid expenses and other assets on the accompanying consolidated balance sheet. At December 31, 2013 and 2012, the assets (before reserve for loan losses and discount) and liabilities of the consolidated Trust totaled $60,140,000 and $22,039,000, respectively.

The Trust is only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The Trust only issued a single series of securities to pay for the unguaranteed portions it acquired from NSBF and will be dissolved when those securities have been paid in full. The primary source for repayment of the debt is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trust; principal on the debt will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. The debt has an expected maturity of about six years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the Trust are legally isolated and are not available to pay NSBF’s creditors. However, NSBF continues to retain rights to cash reserves and residual interests in the Trust and will receive servicing income. For bankruptcy analysis purposes, NSBF sold the unguaranteed portions to the Trust in a true sale and the Trust is a separate legal entity. The investors and the Trusts have no recourse to any of NSBF’s other assets for failure of debtors to pay when due; however, NSBF’s parent, Newtek, has provided a limited guaranty to the investors in the Trust in an amount not to exceed 10% of the original issuance amount (or $2,778,000), to be used after all of the assets of the Trust have been exhausted. The notes were issued with an AA rating from S&P based on the underlying collateral.

Total expected principal repayments for the next five fiscal years and thereafter are as follows (in thousands):

December 31,	Notes Payable	Capital Lease	Total
2014	$22,242	$235	$22,477
2015	1,563	249	1,812
2016	7,590	157	7,747
2017	9,823	1	9,824
2018	—	—	—
Thereafter	60,140	—	60,140

	$101,358	$642	$102,000

NOTE 13 — NOTES PAYABLE IN CREDITS IN LIEU OF CASH:

Each Capco has separate contractual arrangements with the Certified Investors obligating the Capco to make payments on the Notes.

At the time the Capcos obtained the proceeds from the issuance of the Notes, Capco warrants or Company common shares to the Certified Investors, the proceeds were deposited into escrow accounts which required that the insurance contracts be concurrently and simultaneously purchased from the insurer before the remaining proceeds could be released to and utilized by the Capco. The Capco Note agreements require, as a condition precedent to the funding of the Notes that insurance be purchased to cover the risks associated with the operation of the Capco. This insurance is purchased from Chartis Specialty Insurance Company and National Union Fire Insurance Company of Pittsburgh, both subsidiaries of Chartis, Inc. (Chartis), an international insurer. Chartis and these subsidiaries are “A+” credit rated by S&P. In order to comply with this condition precedent to the funding, the Notes closing is structured as follows: (1) the Certified Investors wire the proceeds from the Notes issuance directly into an escrow account; (2) the escrow agent, pursuant to the requirements under the Note and escrow agreement, automatically and simultaneously funds the purchase of the insurance contract from the proceeds received. The

Notes offering cannot close without the purchase of the insurance, and the Capcos are not entitled to the use and benefit of the net proceeds received until the escrow agent has completed the payment for the insurance. Under the terms of this insurance, the insurer incurs the primary obligation to repay the Certified Investors a substantial portion of the debt as well as to make compensatory payments in the event of a loss of the availability of the related tax credits. The Coverage A portion of these contracts makes the insurer primarily obligated for a portion of the liability.

The Capcos, however, are secondarily, or contingently, liable for such payments. The Capco, as a secondary obligor, must assess whether it has a contingency to record on the date of issuance and at every reporting date thereafter until the insurer makes all their required payments. As of December 31, 2013, the insurer has made all of the scheduled cash payments under Coverage A, therefore the contingent liability of the Company has been extinguished.

The Coverage B portion of these contracts provides for the payment of cash in lieu of tax credits in the event the Capco becomes decertified. The Capcos remain primarily liable for the requirement to deliver tax credits (or make cash payments in lieu of tax credits not delivered).

Although Coverage B protects the Certified Investors as described above, the Company remains primarily liable for the portion of this obligation. This liability has been recorded as notes payable in credits in lieu of cash, representing the present value of the Capcos’ total liability it must pay to the Certified Investors. Such amount will be increased by an accretion of interest expense during the term of the Notes and will decrease as the Capcos pay interest by delivering the tax credits, or paying cash.

As discussed in Note 3, the Company adopted fair value option for financial assets and liabilities concurrent with its adoption fair value accounting effective January 1, 2008 for valuing Notes payable in lieu of cash with the exception of Wilshire Advisers, LLC. Following is a summary of activity of Notes payable in credits in lieu of cash balance for the years ended December 31, 2013 and 2012 (in thousands):

	2013	2012
Balance, beginning of year	$8,703	$16,948
Add: Accretion of interest expense	113	522
Less: Deliveries of tax credits	(5,182)	(9,362)
Fair value adjustment	7	595

Balance, end of year	$3,641	$8,703

Under the Note agreements, no interest is paid by the Capcos in cash provided that the Certified Investors receive the uninterrupted use of the tax credits. The Certified Investors acknowledge, in the Note agreements, that the insurer is primarily responsible for making the scheduled cash payments as provided in the Notes.

NOTE 14 — NON-CONTROLLING INTERESTS:

The following is the aggregate percentage interest of the non-controlling interests as of December 31, 2013 and 2012 (in thousands):

Minority-Owned Entity	% Interest	2013	2012
Wilshire Alabama Partners, LLC	00.6%	$3	$7
Exponential of New York, LLC	61.0%	2,088	2,326
Other (*)	—	(426)	(278)

Total		$1,665	$2,055

*	Other includes non-controlling interests in PMTWorks Payroll, LLC, and Secure Cyber Gateway Services, LLC (“OLS”). During 2013, the Company completed a restructure of equity for OLS, formerly 50.1% minority owned, which included the conversion of $518,000 debt payable to Wilshire Texas Partners, LLC (“WT1”), a related party, in exchange for a new class of non-voting class B preferred stock and an additional 16.8% share of the common interests of OLS.

NOTE 15 — COMMITMENTS AND CONTINGENCIES:

Operating and Employment Commitments

The Company leases office space and other office equipment in several states under operating lease agreements which expire at various dates through 2019. Those office space leases which are for more than one year generally contain scheduled rent increases or escalation clauses.

The following summarizes the Company’s obligations and commitments, as of December 31, 2013, for future minimum cash payments required under operating lease and employment agreements (in thousands):

Year	Operating Leases *	Employment Agreements	Total
2014	$3,081	$289	$3,370
2015	1,504	—	1,504
2016	638	—	638
2017	532	—	532
2018	309	—	309
Thereafter	106	—	106

Total	$6,170	$289	$6,459

*	Minimum payments have not been reduced by minimum sublease rentals of $1,933,000 due in the future under non-cancelable subleases.

Rent expense for 2013, 2012 and 2011 was approximately $2,406,000, $2,459,000, and $3,748,000, respectively.

Under the amended terms of a Service Agreement, between UPS and Servicer; and amended terms of Merchant Program Processing Agreement, between UPS, Servicer and one of their sponsoring banks, UPS is required to pay minimum fees of $1,000,000 in total under these agreements during each processing year. The Company’s fee payments for the 12-month period ended December 31, 2013, exceeded the minimum required amount under these agreements.

Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS and one of their sponsoring bank, UPS is required to pay monthly minimum fees of $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2013.

Under the amended terms of a Processing Services Agreement between UPS and one of their front-end processors, UPS is required to pay a quarterly minimum of $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2013, exceeded the minimum required amount under these agreements.

Legal Matters

In the ordinary course of business and from time to time, we are named as a defendant in various legal proceedings. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit.

We recognize a liability for a contingency in accrued expenses and other liabilities when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If the reasonable estimate of a probable loss is a range, we accrue the most likely amount of such loss, and if such amount is not determinable, then we accrue the minimum in the range as the loss accrual. The determination of the outcome and loss estimates requires significant judgment on the part of management.

The Company is currently involved in various contract claims and litigation matters. In addition, and as fully described in Item 1. Legal Proceedings, during the quarter ended June 30, 2013 the Federal Trade Commission amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al. to include Universal Processing Services of Wisconsin, LLC (“UPS”), the Company’s merchant processing subsidiary, as an additional defendant on one count. The Company does not believe that the facts or the FTC’s legal theory support the FTC’s allegations against UPS as set forth in the complaint, and the Company intends to vigorously challenge the FTC’s claims. As such, we have not established a loss contingency for this matter.

Management has determined that, in the aggregate, the pending legal actions should not have a material adverse effect on our consolidated results of operations, cash flows or financial condition. In addition, we believe that any amount that could be reasonably estimated of potential loss or range of potential loss is not material.

In May 2013, the automated clearing house (“ACH”) provider used by the Company’s payroll processing subsidiary, PMT Payroll, LLC (“PMT”), ceased processing payments which resulted in the inability or refusal of the ACH provider’s processing bank to send the corresponding credits to PMT’s customers’ employees. The total amount debited from PMT’s customer accounts and unsuccessfully credited to its’ customers’ employees was approximately $1,318,000. Upon learning of this failure, PMT and the Company immediately paid all funds owing directly to any of its affected customers’ employees. Of this amount, the Company has successfully recovered approximately $814,000 to date from the provider’s bank. The Company is currently working with legal counsel to recover the remaining funds and has been vigorously working with its customers’ banks to process returns. We may also initiate litigation to pursue the claim. At this time, the Company believes it is reasonably possible a loss may occur if the Company is unsuccessful in causing the affected banks to process the remaining returns. While such a loss is possible, the Company does not believe that it is probable or that the amount can be estimated at this time.

NOTE 16 — TREASURY STOCK:

Shares of common stock repurchased by us are recorded at cost as treasury stock and result in a reduction of equity in our consolidated balance sheet. From time-to-time, treasury shares may be reissued as part of our stock-based compensation programs. When shares are reissued, we use the weighted average cost method for determining cost. The difference between the cost of the shares and the issuance price is added or deducted from additional paid-in capital.

In November 2011, the Newtek Board of Directors adopted a stock buy-back program authorizing management to enter the market to re-purchase up to 1,000,000 of the Company’s common shares. This 1,000,000 share authorization replaces the unexercised portions of two previous authorizations and will terminate in one year. As of December 31, 2013, the Company purchased a total of 802,920 treasury shares under this authorization. The Company reissued 49,241 and 66,760 shares in 2013 and 2012, respectively, in connection with the Company’s 401k match program, and during 2013 reissued 27,780 shares related to the exercise of non-qualified stock options, 115,000 shares related to the exercise of incentive stock options, and 15,000 shares of restricted stock. In addition, 472,814 shares that were held by an affiliate were issued to the Company in 2008 as settlement of an outstanding liability and are being held as treasury shares.

NOTE 17 — INCOME PER SHARE:

Basic income per share is computed based on the weighted average number of common shares outstanding during the period. The dilutive effect of common share equivalents is included in the calculation of diluted income per share only when the effect of their inclusion would be dilutive (in thousands, except for per share data).

	YEAR ENDED DECEMBER 31,
The calculations of Net Income (Loss) Per Share were:	2013	2012	2011
Numerator:
Numerator for basic and diluted EPS — income available to common stockholders	$7,528	$5,643	$3,335

Denominator:
Denominator for basic EPS — weighted average shares	35,295	35,523	35,706

Denominator for diluted EPS — weighted average shares	37,905	36,747	36,073

Net income per share: Basic	$0.21	$0.16	$0.09

Net income per share: Diluted	$0.20	$0.15	$0.09

The amount of anti-dilutive shares/units excluded from above is as follows (in thousands):

	YEAR ENDED DECEMBER 31,
	2013	2012	2011
Stock options	—	—	856
Warrants	—	50	50
Contingently issuable shares	83	83	83

NOTE 18 — INCOME FROM TAX CREDITS:

Each Capco has a contractual arrangement with a particular state or jurisdiction that legally entitles the Capco to earn and deliver tax credits (ranging from 4% to 11% per year) from the state or jurisdiction upon satisfying certain criteria. In fiscal 2013, 2012 and 2011, the Company recognized income from tax credits resulting from the accretion of the discount attributable to tax credits earned in prior years. As the tax credits are delivered to the Certified Investors, the asset balance is offset against notes payable in credits in lieu of cash. As discussed in Note 3, the Company adopted fair value accounting concurrently with the adoption of fair value option for financial assets and financial liabilities on January 1, 2008 to value its credits in lieu of cash balance. As a result, the income from tax credit accretion for the years ended December 31, 2013, 2012 and 2011 has been recorded at fair value. The total income from tax credits recognized in revenues in the consolidated statements of income was $113,000, $522,000, and $1,390,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

NOTE 19 — INCOME TAXES:

Provision (benefit) for income taxes for the years ended December 31, 2013, 2012 and 2011 is as follows (in thousands):

	2013	2012	2011
Current:
Federal	$5,075	$4,511	$415
State and local	132	1,519	1,263

	5,207	6,030	1,678

Deferred:
Federal	(1,132)	(1,731)	(2,441)
State and local	(157)	(417)	(432)

	(1,289)	(2,148)	(2,873)

Total provision (benefit) for income taxes	$3,918	$3,882	$(1,195)

Included in the 2013 current state provision is a receivable from state tax refunds in the amount of approximately $1,115,000, which favorably impacted the Company’s effective tax rate by approximately 8.6% for the year ended December 31, 2013. This receivable resulted from the amendment of the 2010, 2011 and 2012 tax returns.

A reconciliation of income taxes computed at the U.S. federal statutory income tax rate (35% in 2013, 35% in 2012, and 34% in 2011) to the provision (benefit) for income taxes for the years ended December 31, 2013, 2012 and 2011 is as follows (in thousands):

	2013 Provision	2012 Provision	2011 Benefit
Provision (benefit) for income taxes at U.S. federal statutory rate of 35% (2012) and 34% (2011 and 2010)	$3,874	$3,304	$689
State and local taxes, net of federal benefit	399	720	734
Deferred adjustment true-ups	116	—	—
Permanent differences	91	46	(80)
Deferred tax asset valuation allowance increase (decrease)	178	(185)	(3,056)
Change in New York City valuation allowance	(3,370)	—	—
Deferred rate true up — New York City NOL	3,370	—	—
Other — refund from prior year amended state returns	(639)	—	—
Other	(101)	(3)	518

Total provision (benefit) for income taxes	$3,918	$3,882	$(1,195)

Deferred tax assets and liabilities consisted of the following at December 31, 2013 and 2012 (in thousands):

	2013	2012
Deferred tax assets:
Net operating losses (“NOLs”)and capital losses (excluding New York City NOL)	$3,199	$2,919
New York City NOL	225	4,242
Prepaid insurance	217	472
Loan loss reserves and fair value discounts	2,366	1,300
Flow through of deferred items from investments in qualified businesses	522	522
Deferred compensation	880	599
Loss on investments	—	257
Interest payable in credits in lieu of cash	1,177	1,306
Depreciation and amortization	897	1,383
Other	914	1,323

Total deferred tax assets before valuation allowance	10,397	14,323
Less: Valuation allowance	(3,453)	(3,275)
Less: Valuation allowance — New York City NOL	(225)	(3,595)

Total deferred tax assets	6,719	7,453

Deferred tax liabilities:
Credits in lieu of cash	(2,550)	(4,571)
Deferred income	(563)	(564)

Total deferred tax liabilities	(3,113)	(5,135)

Net deferred tax asset	$3,606	$2,318

As of December 31, 2013, the Company had gross Federal NOLs of approximately $4,885,000 and state and local NOLs of approximately $7,294,000 which will begin to expire in 2020, and $2,796,000 of capital losses with a full valuation allowance which will expire in 2013 and 2014. The Federal NOLs are attributable to NSBF and NBC, of which the NOLs at NBC have a full valuation allowance and the NOLs at NSBF, subject to IRC Section 382 limitations, have a partial valuation allowance.

Realization of the deferred tax assets is dependent on generating sufficient taxable income in future years. The Company had total valuation allowances of approximately $3,678,000 and $6,870,000 as of December 31, 2013 and 2012, respectively. The decrease in the New York City valuation allowance represents a reduction in the apportionment rate applicable to NYC NOLs due to the Company filing a combined NYC return beginning in 2012. Additionally the Company believes it is more likely than not that the entire NYC NOL will not be utilized in the future. The remaining change in valuation allowance represents a release in valuation allowance related to NSBF Section 382 NOLs that the Company believes it is more likely than not that it will use, offset by an increase in the valuation allowance for capital losses that the Company believes it is more likely than not it will not use in the future.

The Company analyzed its tax positions taken on their Federal and state tax returns for the open tax years 2010, 2011 and 2012, and used three levels of analysis in determining whether any uncertainties existed with respect to these positions. The first level consisted of an analysis of the technical merits of the position, past administrative practices and precedents, industry norms and historical audit outcome. The second level of analysis was used to determine if the threshold (more than 50%) was met for the tax filing position. The third level of analysis consisted of determining the probable outcome once it was determined that the threshold was met for the tax filing position. Based on our analysis, the Company determined that there were no uncertain tax positions and that the Company should prevail upon examination by the taxing authorities.

The Company’s operations have been extended to other jurisdictions. This extension involves dealing with uncertainties and judgments in the application of tax regulations in these jurisdictions. The final resolution of any tax liabilities are dependent upon factors including negotiations with taxing authorities in these jurisdictions and resolution of disputes arising from federal, state and local tax audits. The Company recognizes potential liabilities associated with anticipated tax audit issues that may arise during an examination. Interest and penalties that are anticipated to be due upon examination are recognized as accrued interest and other liabilities with an offset to interest and other expense. The Company determined that there were no uncertainties with respect to the application of tax regulations in these jurisdictions.

NOTE 20 — LEASE RESTRUCTURING CHARGES:

During 2011, the Company relocated its corporate and lending facility to two smaller spaces in order to reduce its expense and improve its cash flows. Simultaneous with this relocation, on November 1, 2011, the Company entered into a sublease agreement with respect to its offices located at 1440 Broadway, New York, NY. The Company continues to remain obligated under the terms of the original lease. Based on the remaining obligation of the original lease and the estimated sublet income, during 2011 the Company recorded a pretax charge to earnings of approximately $990,000 upon the cease-use date representing the present value of the amount by which the rent and other direct costs paid by the Company to the landlord exceeds any rent paid to the Company by its tenant under the new sublease over the remainder of the lease term, which expires in October 2015. The Company recorded a credit to rent expense of approximately $291,000 for each of the years ended December 31, 2013 and December 31, 2012 from the reduction in the accrued lease loss for the year. This amount is included in other general and administrative expense on the consolidated statements of income.

NOTE 21 — BENEFIT PLANS:

Defined Contribution Plan

The Company’s employees participate in a defined contribution 401(k) plan (the “Plan”) adopted in 2004 which covers substantially all employees based on eligibility. The Plan is designed to encourage savings on the part of eligible employees and qualifies under Section 401(k) of the Internal Revenue Code. Under the Plan, eligible employees may elect to have a portion of their pay, including overtime and bonuses, reduced each pay period, as pre-tax contributions up to the maximum allowed by law. The Company may elect to make a matching contribution equal to a specified percentage of the participant’s contribution, on their behalf as a pre-tax contribution. For the years ended December 31, 2013 and 2012, the Company matched 50% of the first 2% of employee contributions, resulting in $137,000 and $108,000 in expense recorded in 2013 and 2012, respectively.

NOTE 22 — RELATED PARTY TRANSACTIONS:

During the years ended December 31, 2013, 2012, and 2011, the Company provided merchant processing for a company controlled by the father-in-law of a major stockholder and former President of the Company, in the approximate amount of $15,000, $27,000 and $48,000, respectively. In connection with these transactions, the Company recorded a receivable of $1,000 and $2,000 at December 31, 2013 and 2012, respectively.

The Company pays gross residuals to an independent sales organization (“ISO”) controlled by a major stockholder of the Company. The ISO earns gross residuals from Newtek, and in turn pays commissions to its sales representatives as well as other operating expenses. Gross residuals paid by the Company to the ISO for the years ended December 31, 2013, 2012 and 2011 were approximately $3,636,000, $3,155,000 and $1,649,000, respectively.

During the years ended December 31, 2013, 2012 and 2011, the Company contracted with PMTWorks, LLC for payroll related services. Certain owners of PMTWorks, LLC also own non-controlling interest in Newtek Payroll Services, LLC, a consolidated VIE. PMTWorks, LLC provided services including operational, administrative, customer support, technical, risk management, sales and marketing and other services in order to assist Newtek Payroll Services, LLC in conducting payroll processing, tax filing, human resource information services, benefits administration, time and labor management and related ancillary business services. The Company paid $28,000 for these services for the year ended December 31, 2011; there were no corresponding charges for services performed by related parties for the years ended December 31, 2013 and 2012.

The Company may also, from time to time, provide business services to family members or executives of the Company. These transactions are conducted at arm’s length and do not represent a material portion of the Company’s revenues.

NOTE 23 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:

As of December 31, 2013, the Company had three share-based compensation plans, which are described below. The compensation cost that has been charged against income for those plans was $784,000, $543,000 and $480,000 for the years ended December 31, 2013, 2012 and 2011, respectively, and is included in salaries and benefits and other general and administrative costs in the accompanying consolidated statements of income for stock compensation related to employees and the board of directors, respectively.

The Newtek Business Services, Inc. 2000 Stock Incentive and Deferred Compensation Plan, as amended, (the “2000 Plan”) currently provides for the issuance of awards of restricted shares for up to a maximum of 4,250,000 common shares to employees and non-employees. The issuance of options under this Plan expired on December 31, 2009. All restricted shares or previously granted options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 3 years. As of December 31, 2013, there are 2,299,108 shares available for future grant under this plan.

The Newtek Business Services, Inc. 2003 Stock Incentive Plan, as amended, (the “2003 Plan”) currently provides for the issuance of awards of restricted shares or options for up to a maximum of 1,000,000 common shares to employees and non-employees. All restricted shares or options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 3 years. As of December 31, 2013, there were 540,460 shares available for future grant under this plan.

The Newtek Business Services, Inc. 2010 Stock Incentive Plan, (the “2010 Plan”) currently provides for the issuance of awards of restricted shares or options for up to a maximum of 1,650,000 common shares to employees and non-employees. All restricted shares or options are issued at the fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 4 years. As of December 31, 2013, there were 241,500 shares available for future grant under this plan.

A summary of stock option activity under the 2000, 2003 and 2010 Plans as of December 31, 2013 and changes during the year then ended are presented below:

Stock Options	Shares (In thousands)	Weighted Average Exercise Price	Weighted Average Remaining Term (In years)	Aggregate Intrinsic Value (In thousands)
Outstanding — December 31, 2012	795	$1.44	4.68	333
Exercised	(143)	1.39		$—
Cancelled	(60)	1.50

Outstanding — December 31, 2013	592	$1.45	3.25	$1,002

Exercisable — December 31, 2013	592	$1.45	3.25	$1,002

There were no options granted during the years ended December 31, 2013, 2012 and 2011.

As of December 31, 2013, there was $895,000 of total unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the 2000, 2003 and 2010 Plans. Of that cost, $277,000, $90,000, $393,000 and $134,000 is expected to be recognized ratably through July 2014, July 2015, March 2016 and July 2016, respectively.

In March 2011, Newtek granted certain employees, executives and board of directors an aggregate of 1,142,000 shares of restricted stock valued at $1,941,000 or $1.70 per share. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The grants are valued using the straight-line method and vest on July 1, 2014. As a result, the Company charged $497,000, $465,000 and $464,000 to income in 2013, 2012 and 2011, respectively, in connection with the vesting period associated with grants that remain outstanding.

In the second quarter of 2012, Newtek granted certain employees and executives an aggregate of 123,000 restricted shares valued at $184,000. The grants vest on July 1, 2014. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company charged $53,000, $38,000 and $25,000 to share-based compensation expense during the years ended December 31, 2013, 2012 and 2011, respectively, in connection with the vesting period associated with grants that remain outstanding.

During the first quarter of 2013, the Company granted certain employees, executives and directors an aggregate of 300,000 restricted shares of common stock valued at $556,000. The employee and executive grants have a vesting date of March 1, 2016 while the directors’ vest July 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $182,000 in share-based compensation for the year ended December 31, 2013, in connection with the vesting period associated with these grants.

During the second quarter of 2013, the Company granted certain employees and executives an aggregate of 80,000 restricted shares of common stock valued at $174,000 with a vesting date of March 1, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. In connection with the vesting period associated with these grants, the Company recorded $31,000 in share-based compensation for the year ended December 31, 2013.

During the third quarter of 2013, the Company granted certain employees an aggregate of 70,000 restricted shares of common stock valued at $176,000 with 10,000 vesting on March 1, 2016 and 60,000 vesting on July 31, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. The Company recorded $21,000 in share-based compensation for the year ended December 31, 2013 in connection with the vesting period associated with these grants.

A summary of the status of Newtek’s non-vested restricted shares as of December 31, 2013 and changes during the year then ended is presented below:

Non-vested Restricted Shares	Number of Shares (in thousands)	Weighted Average Grant Date Fair Value
Non-vested — December 31, 2012	1,148	$1.68
Granted	450	$2.01
Vested and issued	(15)	$1.75
Forfeited	(95)	$1.76

Non-vested — December 31, 2013	1,488	$1.78

NOTE 24 — SEGMENT REPORTING:

Operating segments are organized internally primarily by the type of services provided. The Company has aggregated similar operating segments into six reportable segments: Electronic payment processing, Managed technology solutions, Small business finance, All other, Corporate and Capcos.

The Electronic payment processing segment is a processor of credit card transactions, as well as a marketer of credit card and check approval services to the small- and medium-sized business market. Expenses include direct costs (included in a separate line captioned electronic payment processing costs), professional fees, salaries and benefits, and other general and administrative costs, all of which are included in the respective caption on the consolidated statements of income.

The Small business finance segment consists of Small Business Lending, Inc., a lender that primarily originates, sells and services government guaranteed SBA 7(a) loans to qualifying small businesses through NSBF, its licensed SBA lender; the Texas Whitestone Group which manages the Company’s Texas Capco; and NBC which provides accounts receivable financing, billing and accounts receivable maintenance services to businesses. NSBF generates revenues from sales of loans, servicing income for those loans retained or contracted to service by NSBF and interest income earned on the loans themselves. The lender generates expenses for interest, professional fees, salaries and benefits, depreciation and amortization, and provision for loan losses, all of which are included in the respective caption on the consolidated statements of income. NSBF also has expenses such as loan recovery expenses, loan processing costs, and other expenses that are all included in the other general and administrative costs caption on the consolidated statements of income.

The Managed technology solutions segment consists of NTS, acquired in July 2004. NTS’s revenues are derived primarily from web hosting services and consist of web hosting and set up fees. NTS generates expenses such as professional fees, payroll and benefits, and depreciation and amortization, which are included in the respective caption on the accompanying consolidated statements of income, as well as licenses and fees, rent, and general office expenses, all of which are included in other general and administrative costs in the respective caption on the consolidated statements of income.

The All other segment includes revenues and expenses primarily from qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments. The two largest entities in the segment are Newtek Insurance Agency, LLC, an insurance sales operation, and Business Connect, LLC, a provider of sales and processing services.

Corporate activities represent revenue and expenses not allocated to our segments. Revenue includes interest income and management fees earned from Capcos (and included in expenses in the Capco segment). Expenses primarily include corporate operations related to broad-based sales and marketing, legal, finance, information technology, corporate development and additional costs associated with administering the Capcos.

The Capco segment, which consists of the twelve Capcos, generates non-cash income from tax credits, interest income and gains from investments in qualified businesses which are included in other income. Expenses primarily include non-cash interest and insurance expense, management fees paid to Newtek (and included in the Corporate activities revenues), legal, and auditing fees and losses from investments in qualified businesses.

Management has considered the following characteristics when making its determination of its operating and reportable segments:

•	the nature of the product and services;

•	the type or class of customer for their products and services;

•	the methods used to distribute their products or provide their services; and

•	the nature of the regulatory environment (for example, banking, insurance, or public utilities).

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

The following table presents the Company’s segment information for the years ended December 31, 2013, 2012 and 2011 and total assets as of December 31, 2013 and 2012 (in thousands):

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Third Party Revenue
Electronic payment processing	$89,655	$85,489	$82,486
Small business finance	34,112	25,408	21,025
Managed technology solutions	17,576	18,211	19,184
All Other	2,568	1,860	1,835
Corporate activities	900	785	1,092
Capcos	213	683	1,497

Total reportable segments	145,024	132,436	127,119
Eliminations	(1,431)	(1,306)	(1,780)

Consolidated Total	$143,593	$131,130	$125,339

Inter Segment Revenue
Electronic payment processing	$3,265	$2,250	$1,530
Small business finance	520	670	676
Managed technology solutions	526	612	647
All Other	1,654	1,850	2,074
Corporate activities	4,753	3,684	2,794
Capco	805	817	806

Total reportable segments	11,523	9,883	8,527
Eliminations	(11,523)	(9,883)	(8,527)

Consolidated Total	$—	$—	$—

Income (loss) before income taxes
Electronic payment processing	$8,304	$7,041	$6,157
Small business finance	10,143	8,094	4,135
Managed technology solutions	3,564	4,254	4,837
All Other	(1,606)	(1,038)	(734)
Corporate activities	(8,002)	(7,511)	(10,170)
Capco	(1,284)	(1,401)	(2,197)

Total reportable segments	11,119	9,439	2,028
Eliminations	(50)	—	—

Totals	$11,069	$9,439	$2,028

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Depreciation and Amortization
Electronic payment processing	$358	$743	$1,419
Small business finance	1,241	919	893
Managed technology solutions	1,316	1,214	1,387
All Other	203	36	80
Corporate activities	161	118	163
Capco	5	6	13

Totals	$3,284	$3,036	$3,955

Interest (Income) Expense, net
Electronic payment processing	$(4)	$(6)	$(11)
Small business finance	766	466	(515)
Managed technology solutions	94	80	103
All Other	(1)	(2)	(10)
Corporate activities	24	8	(20)
Capcos	96	527	1,240

Total reportable segments	975	1,073	787
Eliminations	50	—	—

Consolidated Total	$1,025	$1,073	$787

Identifiable Assets
Electronic payment processing	$9,060	$12,465
Small business finance	156,444	104,155
Managed technology solutions	12,027	12,022
All Other	3,828	1,762
Corporate activities	9,357	5,726
Capco	7,896	16,612

Consolidated Total	$198,612	$152,742

NOTE 25 — QUARTERLY INFORMATION (UNAUDITED):

The following table sets forth certain unaudited consolidated quarterly statement of income data from the eight quarters ended December 31, 2013. This information is unaudited, but in the opinion of management, it has been prepared substantially on the same basis as the audited consolidated financial statements appearing elsewhere in this report, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below. The consolidated quarterly data should be read in conjunction with the current audited consolidated statements and notes thereto. The total of the quarterly EPS data may not equal to the full year results.

	Three Months Ended (In Thousands, except Per Share Data)
2013	3/31	6/30	9/30	12/31
Total Revenue	$34,144	$37,011	$34,774	$37,664
Income before income taxes	$2,202	$2,881	$1,953	$4,033
Net income available to common stockholders	$1,452	$1,842	$1,820	$2,414
Income per share — Basic	$0.04	$0.05	$0.05	$0.07
Income per share — Diluted	$0.04	$0.05	$0.05	$0.06

	Three Months Ended (In Thousands, except Per Share Data)
2012	3/31	6/30	9/30	12/31
Total Revenue	$30,729	$32,338	$33,458	$34,605
Income before income taxes	$1,633	$1,946	$2,659	$3,201
Net income available to common stockholders	$1,019	$1,243	$1,307	$2,074
Income per share — Basic	$0.03	$0.03	$0.04	$0.06
Income per share — Diluted	$0.03	$0.03	$0.03	$0.06

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF FINANCIAL POSITION (unaudited)

JUNE 30, 2014

(in thousands)

ASSETS
Deferred financing costs	$865

Total Assets	$865

LIABILITIES AND NET ASSETS
LIABILITIES:
Due to related party	$1,039

NET ASSETS:
Common stock, par value $0.02 per share (200,000,000 authorized; 100 shares issued and outstanding)	$—
Additional paid in capital	—
Deficit	(174)

Net Assets	(174)

Total Liabilities and Net Assets	$865

Net Asset Value Per Share	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AUGUST 23, 2013 (INCEPTION) THROUGH JUNE 30, 2014 (Unaudited)

(in thousands)

Expenses:
Professional fees	$173
Filing fees	1

Total expenses	174

Net loss	$(174)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT

FOR THE PERIOD FROM AUGUST 23, 2013 (INCEPTION) THROUGH JUNE 30, 2014 (Unaudited)

(in thousands)

	Common Stock	Additional Paid-in Capital	Deficit	Total
Balance, beginning of period	$—	$—	$—	$—
Net loss	—	—	(174)	(174)

Balance at June 30, 2014	$—	$—	$(174)	$(174)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM AUGUST 23, 2013 (INCEPTION) THROUGH JUNE 30, 2014 (Unaudited)

(in thousands)

Cash flows from operating activities:
Net loss	$(174)
Changes in operating assets and liabilities:
Due to related parties	1,039

Net cash provided by operating activities	865

Cash flows from financing activities:
Additions to deferred financing costs	(865)

Net increase in cash	—
Cash, beginning of period	—

Cash, end of period	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Newtek Business Services Corp. (the “Company”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland through merger of Newtek NY into the Company as its successor (the “Merger”). The Company will assume all of the assets and liabilities of Newtek NY and in conjunction with the Merger, shares of Newtek NY will be converted into shares of the Company and Newtek NY will cease to exist. The Merger is contingent upon the successful completion of a proposed public offering of additional shares of the stock of the Company. The Company anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “BDC Election”), and intends to operate subsequently as an internally managed, non-diversified closed-end investment company.

Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective — to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses. The Company’s investment objective also is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. As of June 30, 2014, the Company has not yet begun operations.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation. These costs are expensed as incurred. For the period from August 23, 2013 (inception) through June 30, 2014, the Company incurred organization costs of approximately $174,000 which is included in the accompanying statement of operations.

Offering Costs

The Company’s offering costs include, among other things, legal fees, accounting fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 and the Proxy Prospectus on Form N-14, with respect to the Merger and the proposed public offering of its common shares. During the period from August 23, 2013 (inception)

through June 30, 2014, the Company had incurred offering costs of approximately $865,000, which were paid or accrued on behalf of the Company by Newtek NY and have been recorded as deferred financing costs in the accompanying statement of financial position.

NOTE 2 — RELATED PARTY TRANSACTIONS

In connection with the Company’s BDC Election, the Company has incurred since inception and through June 30, 2014 approximately $1,039,000 in organization and offering costs. Newtek NY has paid for or accrued all of these costs and the Company has recorded this amount as due to related party as of June 30, 2014.

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Performing SBA loans held for investment (1):

Highway Striping Inc.	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	6/30/2024	$53.10	$53.10	$50.53	0.03%

AMG Holding, LLC and Stetson Automotive, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	6/30/2039	208.03	208.03	207.49	0.11%

Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/30/2024	500.00	500.00	448.71	0.24%

iFood, Inc. dba Steak’n Shake	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2039	629.83	629.83	590.39	0.32%

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/30/2024	100.00	100.00	95.06	0.05%

FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/27/2039	254.44	254.44	257.29	0.14%

JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/26/2039	136.13	136.13	123.40	0.07%

Zinger Hardware and General Merchant Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	6/26/2024	110.50	110.50	97.70	0.05%

Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	6/25/2039	476.25	476.25	462.92	0.25%

RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/23/2024	8.70	8.70	7.20	0.00%

Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	6/20/2039	233.40	233.40	224.39	0.12%

510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	6/19/2024	332.00	332.00	314.35	0.17%

Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Note	Prime plus 2.75%	6/17/2039	837.50	837.50	844.42	0.46%

Nirvi Enterprises LLC dba Howard Johnson / Knights Inn	Accommodation	Term Note	Prime plus 2.75%	6/17/2039	920.25	920.25	930.55	0.51%

Global Educational Delivery Services LLC	Educational Services	Term Note	Prime plus 2.75%	6/16/2024	60.00	60.00	58.98	0.03%

GPG Real Estate Holdings, LLC and GPG Enterprises Inc dba Angel Animal	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/13/2039	322.05	322.05	305.60	0.16%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Central Ohio Cleaners Inc. dba Rainbow Dry Cleaners	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/13/2024	$122.50	$122.50	$104.22	0.06%

NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Note	Prime plus 2.75%	6/11/2039	68.25	68.25	69.01	0.04%

Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	6/6/2039	250.00	250.00	236.80	0.13%

Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Note	Prime plus 2.75%	6/3/2024	22.50	22.50	19.61	0.01%

Long Island Barber Institute Inc.	Educational Services	Term Note	Prime plus 2.75%	6/2/2039	55.50	55.50	52.58	0.03%

CJR LLC (EPC) and PowerWash Plus, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	5/30/2024	53.00	53.00	48.03	0.03%

Pocono Coated Products, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/30/2024	22.50	22.50	22.12	0.01%

EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/29/2024	19.20	19.20	16.90	0.01%

Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/29/2024	128.08	128.08	102.90	0.06%

R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	5/29/2039	943.75	943.75	954.32	0.51%

Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Note	Prime plus 2.75%	5/27/2024	60.00	60.00	47.66	0.03%

USI Properties LLC dba U Store It	Real Estate	Term Note	Prime plus 2.75%	5/23/2039	144.63	144.63	143.80	0.08%

Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc. (OC)	Personal and Laundry Services	Term Note	Prime plus 2.75%	5/21/2039	134.90	134.79	136.30	0.07%

Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	5/15/2039	166.50	165.81	154.40	0.08%

Moochie’s LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/13/2024	86.98	86.98	71.53	0.04%

The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/8/2039	90.25	90.25	87.57	0.05%

AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Note	Prime plus 2.75%	4/29/2039	117.50	117.33	118.64	0.06%

Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Note	Prime plus 2.75%	4/29/2024	62.60	62.21	61.03	0.03%

ENI Inc, Event Newtwoks Inc, ENI Worldwide LLC and Spot Shop Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	4/25/2024	500.00	496.91	479.80	0.26%

Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Note	Prime plus 2.75%	4/23/2027	78.75	78.41	75.41	0.04%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Complete Body & Paint, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	4/23/2039	$20.76	$20.73	$20.96	0.01%

Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Note	Prime plus 2.75%	4/22/2039	103.75	103.60	104.76	0.06%

Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	4/18/2024	42.75	42.49	35.72	0.02%

Wilshire Media Systems Inc.	Electronics and Appliance Stores	Term Note	Prime plus 2.75%	4/17/2024	186.25	185.10	151.98	0.08%

Family Ties Supply Corp dba Best Cookies & More dba Cookie Factory Out	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	4/16/2024	53.08	52.75	41.47	0.02%

R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	4/10/2024	78.75	78.26	76.94	0.04%

1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	4/9/2039	137.50	136.41	129.54	0.07%

Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	3/31/2039	449.00	447.69	436.55	0.23%

RDT Enterprises, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2028	141.18	140.17	139.19	0.07%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	101.50	101.50	95.19	0.05%

Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Note	Prime plus 2.75%	3/31/2024	750.00	740.73	728.20	0.39%

Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC)	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/31/2039	117.50	117.33	102.19	0.05%

Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2024	164.33	164.33	139.50	0.07%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	28.59	28.59	28.91	0.02%

Wilban LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/28/2039	427.50	426.26	413.26	0.22%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	27.49	27.49	27.84	0.01%

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/27/2024	290.05	290.05	238.74	0.13%

Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Note	Prime plus 2.75%	3/27/2039	193.75	192.38	194.53	0.10%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Hascher Gabelstapler Inc	Repair and Maintenance	Term Note	Prime plus 2.75%	3/26/2024	$143.25	$141.24	$127.55	0.07%

Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Note	Prime plus 2.75%	3/21/2039	145.00	144.80	134.30	0.07%

636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	3/20/2039	497.50	495.97	501.52	0.27%

Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/20/2039	110.75	110.43	111.66	0.06%

Kinisi, Inc. dba The River North UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/18/2024	41.25	40.74	35.88	0.02%

Tortilla King, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2029	1,033.10	1,033.10	950.24	0.51%

SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Note	Prime plus 2.75%	3/14/2039	408.00	408.00	408.61	0.22%

Tortilla King Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2039	216.90	216.27	202.93	0.11%

Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/13/2039	223.50	222.85	225.34	0.12%

Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Note	Prime plus 2.75%	3/7/2039	157.50	157.04	152.18	0.08%

Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/6/2024	75.00	74.19	68.03	0.04%

J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/3/2039	135.58	135.18	123.79	0.07%

R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2039	417.50	415.81	394.70	0.21%

Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/28/2024	350.55	344.15	312.99	0.17%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	214.18	213.31	201.72	0.11%

952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	211.00	210.15	196.60	0.11%

Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/28/2024	159.25	156.34	151.82	0.08%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Pindar Associates LLC, Pidar Vineyards LLC, Duck Walk Vineyards Inc	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/25/2024	$712.32	$699.07	$687.24	0.37%

96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikakis	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/12/2039	141.25	140.63	142.21	0.08%

JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	2/11/2024	280.00	274.79	227.74	0.12%

986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/7/2039	99.13	99.13	95.48	0.05%

Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	2/7/2024	83.18	82.65	68.72	0.04%

Sovereign Communications LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	2/7/2024	907.75	890.86	717.09	0.39%

Robert Star Inc	Specialty Trade Contractors	Term Note	Prime plus 2.75%	2/5/2024	46.75	45.93	45.15	0.02%

Atlas Mountain Construction LLC	Construction of Buildings	Term Note	Prime plus 2.75%	1/28/2024	16.50	16.09	15.82	0.01%

Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	1/27/2039	129.37	128.62	126.88	0.07%

3Fmanagement LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	1/24/2024	425.00	414.43	352.77	0.19%

JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	1/21/2024	140.25	136.76	116.76	0.06%

Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	1/15/2024	21.75	21.21	20.85	0.01%

Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/30/2027	712.50	710.18	697.28	0.37%

Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Note	Prime plus 2.75%	12/31/2038	897.75	891.01	837.29	0.45%

S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Note	Prime plus 2.75%	12/31/2023	18.75	18.49	14.96	0.01%

Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	12/27/2038	322.50	320.13	296.39	0.16%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Note	Prime plus 2.75%	12/27/2023	$656.25	$646.15	$641.22	0.34%

Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/26/2023	240.50	233.01	222.95	0.12%

KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/23/2028	190.00	186.67	181.60	0.10%

Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	88.88	88.22	90.05	0.05%

JackRabbit Sports Inc	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/20/2023	581.25	558.37	554.10	0.30%

Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	221.50	219.88	218.46	0.12%

AIP Enterprises LLC and Spider’s Web Inc dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	12/20/2038	962.50	955.44	963.97	0.52%

Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	12/19/2023	14.40	13.95	13.22	0.01%

PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/19/2038	555.25	551.18	527.72	0.28%

Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/18/2023	53.75	52.08	49.09	0.03%

TAK Properties LLC and Kinderland Inc	Social Assistance	Term Note	Prime plus 2.75%	12/18/2038	405.00	402.10	383.03	0.21%

TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	12/13/2023	18.00	18.00	16.40	0.01%

8 Minute Oil Change of Springfield Corporation	Repair and Maintenance	Term Note	Prime plus 2.75%	12/12/2038	196.75	195.34	194.31	0.10%

AUM Estates LLC and Sculpted Figures Plastic Surgery Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/12/2023	87.50	84.77	74.83	0.04%

920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/10/2038	418.12	415.06	423.67	0.23%

DKB Transport Corp	Truck Transportation	Term Note	Prime plus 2.75%	12/5/2038	138.75	137.73	140.59	0.08%

Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2023	545.75	528.65	459.59	0.25%

Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2038	104.25	103.47	92.65	0.05%

Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/2/2023	387.25	375.18	324.02	0.17%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	11/27/2023	$67.23	$64.70	$52.72	0.03%

BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	11/27/2038	76.50	75.82	74.35	0.04%

TNDV: Television LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	11/26/2038	253.75	251.51	246.83	0.13%

Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/26/2023	162.55	161.49	153.08	0.08%

Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.5%	11/25/2023	125.00	120.25	95.65	0.05%

AcuCall LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/21/2023	15.75	14.92	11.55	0.01%

Kids in Motion of Springfield LLC dba The Little Gym of Springfield	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	11/18/2023	44.97	44.11	35.87	0.02%

Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Note	Prime plus 2.75%	11/18/2038	1,250.00	1,239.04	1,087.17	0.58%

River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Note	Prime plus 2.75%	11/15/2023	19.95	7.27	7.19	0.00%

Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Note	Prime plus 2.75%	11/15/2023	75.00	72.19	58.47	0.03%

Kup’s Auto Spa Inc	Repair and Maintenance	Term Note	Prime plus 2.75%	11/15/2038	396.67	393.17	393.27	0.21%

Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/14/2023	8.25	8.04	6.23	0.00%

Armin and Kian Inc dba The UPS Store 3714	Couriers and Messengers	Term Note	Prime plus 2.75%	11/13/2023	56.50	54.38	42.14	0.02%

Polpo Realty, LLC (EPC) & Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/6/2038	62.50	62.13	63.42	0.03%

Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	10/31/2038	596.63	590.47	537.46	0.29%

Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Note	Prime plus 2.75%	10/31/2023	42.75	42.07	40.13	0.02%

Logistics Business Solutions Inc dba The UPS Store	Administrative and Support Services	Term Note	Prime plus 2.75%	10/31/2023	50.03	48.47	43.46	0.02%

1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/31/2038	212.50	210.31	208.05	0.11%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Note	Prime plus 2.75%	10/31/2038	$945.00	$936.93	$884.10	0.48%

Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/31/2038	137.50	136.29	133.99	0.07%

New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	10/29/2023	331.25	316.73	263.61	0.14%

A-1 Quality Services Corporation	Administrative and Support Services	Term Note	Prime plus 2.75%	10/29/2023	8.85	8.46	6.55	0.00%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	586.73	579.92	591.96	0.32%

Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	10/24/2023	240.07	230.97	220.76	0.12%

Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/24/2038	246.25	243.71	227.94	0.12%

KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/18/2023	25.75	24.61	22.25	0.01%

Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	10/18/2023	87.50	83.66	70.60	0.04%

Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	9/30/2038	223.75	221.10	210.16	0.11%

Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	119.98	119.05	121.52	0.07%

Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	322.68	320.66	310.52	0.17%

Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	312.50	309.72	303.38	0.16%

Cencon Properties LLC and Central Connecticut Warehousing Company, Inc.	Warehousing and Storage	Term Note	Prime plus 2.75%	9/30/2038	344.50	340.95	343.17	0.18%

AGS Talcott Partners, Inc	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	9/30/2023	117.75	111.84	86.56	0.05%

First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Note	Prime plus 2.75%	9/30/2038	97.62	96.47	88.87	0.05%

Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC)	Gasoline Stations	Term Note	Prime plus 2.75%	9/30/2038	676.25	673.13	612.98	0.33%

Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2023	1,050.00	997.25	989.64	0.53%

Gabrielle Realty, LLC	Gasoline Stations	Term Note	Prime plus 2.75%	9/27/2038	757.55	748.59	706.89	0.38%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2038	$335.05	$331.09	$320.25	0.17%

Handy 6391 LLC dba The UPS Store	Administrative and Support Services	Term Note	Prime plus 2.75%	9/27/2023	62.50	60.40	59.94	0.03%

Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Note	Prime plus 2.75%	8/27/2028	405.75	394.55	395.64	0.21%

Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	51.25	50.64	51.69	0.03%

D’Elia Auto Repair Inc dba D’Elia Auto Body	Repair and Maintenance	Term Note	Prime plus 2.75%	9/26/2023	14.99	14.23	11.71	0.01%

Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/26/2038	100.00	98.90	100.96	0.05%

Eastside Soccer Dome, Inc	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	463.75	458.19	467.70	0.25%

HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2023	262.50	257.33	234.85	0.13%

Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	23.88	23.88	24.38	0.01%

Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/25/2023	14.25	13.53	10.47	0.01%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/20/2038	268.38	265.20	256.48	0.14%

Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Note	Prime plus 2.75%	9/20/2023	46.25	44.16	36.30	0.02%

Westville Seafood LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2038	112.30	110.97	105.39	0.06%

Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	9/18/2023	16.05	15.44	13.40	0.01%

Grafio Inc dba Omega Learning Center	Educational Services	Term Note	Prime plus 2.75%	9/13/2023	156.25	148.40	122.74	0.07%

The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/12/2023	421.25	412.74	341.45	0.18%

Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/12/2028	54.80	53.29	52.71	0.03%

Prospect Kids Academy Inc	Educational Services	Term Note	Prime plus 2.75%	9/11/2038	124.25	122.78	119.85	0.06%

Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Note	Prime plus 2.75%	9/11/2038	39.50	39.03	39.84	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
B for Brunette	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/10/2023	$53.38	$51.36	$40.44	0.02%

Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/4/2038	224.20	221.55	214.82	0.12%

IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2023	687.50	648.43	555.73	0.30%

Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/30/2023	187.50	176.88	175.01	0.09%

Excel RP Inc	Machinery Manufacturing	Term Note	Prime plus 2.75%	8/30/2023	130.25	122.87	115.01	0.06%

Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Note	Prime plus 2.75%	8/30/2023	43.25	40.80	37.78	0.02%

ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	8/30/2023	906.25	716.89	666.21	0.36%

Mojo Brands Media LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/28/2023	784.00	750.76	602.02	0.32%

Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/28/2023	187.50	176.88	136.90	0.07%

RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Note	Prime plus 2.75%	8/26/2023	85.75	81.03	80.41	0.04%

JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Note	Prime plus 2.75%	8/16/2023	19.50	18.41	16.36	0.01%

Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	8/15/2023	65.00	58.06	56.13	0.03%

Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	8/14/2038	445.00	439.07	394.45	0.21%

Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/12/2023	22.50	21.41	17.94	0.01%

VesperGroup LLC dba The Wine Cellar	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/5/2023	45.00	42.45	35.21	0.02%

Blacknorange2 LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/31/2023	175.00	166.08	134.19	0.07%

209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/29/2038	83.88	82.63	80.33	0.04%

Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/26/2038	190.00	187.18	176.39	0.09%

Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	7/24/2023	11.25	10.54	10.46	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Angkor Restaurant Inc	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/19/2038	$93.00	$91.62	$90.86	0.05%

Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2023	87.75	82.21	77.31	0.04%

Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2038	92.08	90.85	87.25	0.05%

Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Note	Prime plus 2.75%	7/17/2023	53.75	50.36	38.97	0.02%

JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	121.00	119.02	121.30	0.07%

GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	97.50	95.90	97.74	0.05%

Maxiflex LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	6/28/2023	153.50	142.96	141.64	0.08%

Emerald Ironworks Inc	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/27/2023	72.00	67.29	55.49	0.03%

Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/21/2023	851.75	797.87	699.20	0.38%

2161 Highway 6 Trail, LLC, (EPC)	Truck Transportation	Term Note	Prime plus 2.75%	6/19/2026	1,250.00	1,052.46	1,037.71	0.56%

CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	6/18/2028	875.00	840.78	841.39	0.45%

KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/14/2023	343.75	319.83	268.00	0.14%

Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/12/2038	932.75	917.31	934.86	0.50%

CBS Advertising Distributors LLC dba CBS Advertising Distributors LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/6/2023	9.60	8.86	6.84	0.00%

(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	6/5/2038	186.25	183.22	178.65	0.10%

(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/5/2038	188.25	185.17	169.66	0.09%

RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Note	Prime plus 2.75%	5/30/2023	186.25	172.93	133.56	0.07%

RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Note	Prime plus 2.75%	5/31/2023	300.00	280.25	227.37	0.12%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	5/31/2023	$440.75	$407.88	$377.36	0.20%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	5/31/2023	162.00	157.89	151.69	0.08%

Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/28/2023	63.50	58.90	52.32	0.03%

Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/24/2023	68.75	61.47	47.47	0.03%

Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/20/2023	17.10	15.80	12.20	0.01%

Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	5/15/2023	116.25	108.07	93.53	0.05%

Atlas Mountain Construction, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	5/13/2038	127.25	124.99	127.38	0.07%

PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	4/30/2038	550.00	539.30	508.62	0.27%

Peanut Butter & Co., Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2023	100.00	90.98	71.85	0.04%

Brothers International Desserts	Food Manufacturing	Term Note	Prime plus 2.75%	4/26/2023	230.00	210.99	190.25	0.10%

Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Note	Prime plus 2.75%	4/22/2023	78.75	73.12	61.14	0.03%

Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Note	Prime plus 2.75%	4/18/2038	151.00	148.08	150.92	0.08%

MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Note	Prime plus 2.75%	3/29/2038	336.00	328.99	298.42	0.16%

Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	3/29/2038	500.00	487.41	496.74	0.27%

1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/29/2038	124.63	122.01	113.39	0.06%

Olalekan O. and Lisa T. Solanke (EPC)	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	3/28/2038	177.50	175.08	178.43	0.10%

Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/27/2023	17.25	15.95	15.71	0.01%

A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Note	Prime plus 2.75%	3/27/2038	330.25	323.22	315.68	0.17%

Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Note	Prime plus 2.75%	3/27/2028	271.75	258.23	258.42	0.14%

Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Note	Prime plus 2.75%	3/27/2023	217.50	198.09	190.99	0.10%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/25/2038	$537.45	$526.26	$496.81	0.27%

Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/22/2038	67.50	66.08	64.52	0.03%

M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/21/2023	288.75	262.47	243.90	0.13%

Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/21/2023	79.50	72.40	58.26	0.03%

J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	3/20/2023	181.25	165.07	163.55	0.09%

MPE Realty Partners, LP (EPC) and Coren Metalcrafts Company (OC)	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/19/2028	150.25	142.71	142.82	0.08%

Stellar Environmental LLC	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	3/18/2023	56.25	51.29	49.49	0.03%

Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/15/2023	523.00	476.65	422.27	0.23%

N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Note	Prime plus 2.75%	3/15/2038	129.30	126.77	129.20	0.07%

AUM Estates, LLC and Sculpted Figures Plastics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/14/2038	618.70	605.79	560.01	0.30%

Golden Gate Lodging LLC (OC)	Accommodation	Term Note	Prime plus 2.75%	3/12/2038	115.00	112.60	109.28	0.06%

Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/8/2038	73.75	72.20	73.58	0.04%

Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2023	103.75	94.59	73.06	0.04%

River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2038	475.22	464.42	445.58	0.24%

Grand Manor Realty, Inc	Real Estate	Term Note	Prime plus 2.75%	2/20/2023	21.75	19.81	15.30	0.01%

Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Note	Prime plus 2.75%	2/20/2038	86.25	84.30	81.97	0.04%

Java Warung, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/19/2038	51.00	49.94	48.79	0.03%

Nancy & Karl Schmidt (EPC) Moments to Remember USA LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/15/2038	106.25	103.89	101.34	0.05%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Pacheco Investments LLC (EPC) Pacheco Brothers Gardening Inc (OC)	Administrative and Support Services	Term Note	Prime plus 2.75%	2/15/2038	$425.00	$414.12	$409.13	0.22%

Orient Express, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	2/12/2023	84.90	75.84	58.57	0.03%

Knits R Us, Inc. dba NYC Sports / Mingle	Textile Mills	Term Note	Prime plus 2.75%	2/11/2038	125.00	122.18	124.52	0.07%

North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	2/6/2023	15.00	13.56	13.44	0.01%

EZ Towing, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/31/2023	145.00	130.30	110.17	0.06%

Physicians Medical Billing Specialists Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/31/2023	131.25	20.32	20.13	0.01%

MJD Investments, LLC dba The Community Day School	Social Assistance	Term Note	Prime plus 2.75%	1/31/2038	258.25	252.06	238.64	0.13%

Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/28/2038	440.50	431.63	410.59	0.22%

Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC)	Food Manufacturing	Term Note	Prime plus 2.75%	12/31/2037	500.00	489.36	501.39	0.27%

Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2022	97.50	86.97	73.03	0.04%

WI130, LLC (EPC) & Lakeland Group, Inc (OC)	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/31/2028	271.45	256.49	230.25	0.12%

Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/28/2037	205.50	200.22	205.14	0.11%

John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/28/2022	513.75	458.27	449.66	0.24%

Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Note	Prime plus 2.75%	12/28/2025	132.90	119.31	118.12	0.06%

Lucil Chhor dba Baja Fresh	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2022	49.75	44.39	40.66	0.02%

Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/28/2022	46.25	41.20	34.25	0.02%

Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/27/2022	166.75	148.74	147.55	0.08%

Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/27/2037	517.50	505.99	518.44	0.28%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Martin L Hopp, MD PHD A Medical Corp (OC)	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/21/2022	$66.25	$58.78	$52.38	0.03%

Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/20/2027	389.63	365.92	323.50	0.17%

Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/20/2022	225.00	202.95	184.49	0.10%

The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/17/2022	22.50	20.04	19.88	0.01%

Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	12/11/2022	42.50	37.59	37.29	0.02%

G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2022	127.05	113.33	98.22	0.05%

Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/30/2037	286.50	278.89	277.58	0.15%

Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/30/2022	387.50	343.08	285.18	0.15%

Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Note	Prime plus 2.75%	11/30/2037	136.50	133.01	120.21	0.06%

Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1 LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/29/2023	400.00	259.61	248.74	0.13%

214 North Franklin, LLC and Winter Ventures, Inc	Nonstore Retailers	Term Note	Prime plus 2.75%	11/29/2037	153.90	149.73	153.41	0.08%

Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	11/28/2037	223.75	217.98	220.75	0.12%

D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	11/27/2022	9.75	8.62	7.16	0.00%

Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/27/2037	185.25	180.42	178.86	0.10%

DRV Enterprise, Inc. dba Cici’s Pizza	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/26/2022	65.00	56.29	55.83	0.03%

Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Note	Prime plus 2.75%	11/21/2022	16.95	14.99	13.85	0.01%

U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Note	Prime plus 2.75%	11/21/2037	96.25	93.64	95.94	0.05%

Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/21/2022	275.00	246.23	224.36	0.12%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
R & J Petroleum LLC (EPC)	Gasoline Stations	Term Note	Prime plus 2.75%	11/20/2037	$180.00	$175.09	$175.36	0.09%

PGH Groceries LLC	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/19/2037	68.75	66.89	66.22	0.04%

St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/19/2022	21.00	18.57	18.42	0.01%

Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Note	Prime plus 2.75%	11/9/2022	22.18	19.64	17.83	0.01%

Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Note	Prime plus 2.75%	11/2/2037	265.86	258.80	254.14	0.14%

Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/26/2022	180.00	161.81	134.50	0.07%

Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/19/2022	59.75	52.48	52.05	0.03%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2022	180.00	161.73	153.50	0.08%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/28/2022	258.75	225.63	187.55	0.10%

LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/28/2037	677.50	658.82	675.02	0.36%

Feinman Mechanical, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/28/2028	323.00	305.20	280.52	0.15%

KabaFusion Holdings, LLC, KabaFusion, LLC & Health Care Services, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/28/2022	80.00	16.26	14.42	0.01%

Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/27/2027	122.88	114.54	102.25	0.05%

University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/27/2022	76.00	66.16	65.63	0.04%

Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/26/2037	183.75	179.51	175.53	0.09%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/26/2022	743.88	684.68	673.09	0.36%

LaSalle Market and Deli EOK Inc and Rugen Realty LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/21/2037	252.25	244.57	237.15	0.13%

O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2037	65.50	63.50	60.89	0.03%

AdLarge Media LLC dba AdLarge Media LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/13/2022	250.00	218.00	181.21	0.10%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/12/2022	$19.50	$16.98	$14.21	0.01%

Paramount Games, Inc. dba Paramount Games, Inc	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	9/4/2025	720.75	656.54	630.87	0.34%

Michael J. Speeney & Joyce Speeney, R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2037	367.50	355.71	364.46	0.20%

R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2022	155.00	133.88	132.81	0.07%

KabaFusion Holdings LLC KabaFusion LLC Home Care Services Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/31/2022	470.00	387.88	327.74	0.18%

AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Note	Prime plus 2.75%	8/27/2022	16.50	14.33	14.22	0.01%

New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	8/23/2037	285.65	276.55	257.78	0.14%

Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Note	Prime plus 2.75%	8/17/2037	360.00	348.45	357.02	0.19%

Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	8/3/2022	185.00	160.78	147.31	0.08%

Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/27/2022	107.25	91.90	87.46	0.05%

Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/27/2022	15.00	12.68	12.55	0.01%

Scoville Plumbing & Heating Inc	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/25/2022	50.00	44.68	43.43	0.02%

WPI, LLC	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	6/29/2024	129.50	114.36	113.73	0.06%

Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Note	Prime plus 2.75%	6/29/2037	288.50	278.09	270.12	0.15%

Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2022	1,166.75	1,033.21	970.08	0.52%

Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/28/2022	194.00	166.78	165.12	0.09%

Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Note	Prime plus 2.75%	6/27/2037	69.75	67.23	66.89	0.04%

KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/15/2022	50.00	42.13	35.18	0.02%

Graphish Studio, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/14/2022	20.25	17.23	14.29	0.01%

Four FiftyThree Realty LLC and Milano Series International Products	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/14/2037	220.50	213.63	218.49	0.12%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

TNDV: Television LLC	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	6/13/2022	$127.50	$108.49	$101.10	0.05%

Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	5/30/2022	137.00	115.63	106.53	0.06%

Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/31/2022	47.87	36.14	35.79	0.02%

Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	5/31/2030	154.90	144.52	139.26	0.07%

5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/31/2037	121.25	117.02	116.24	0.06%

ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	5/31/2037	62.87	60.50	59.68	0.03%

Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/17/2037	284.00	273.25	275.52	0.15%

Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/10/2022	22.50	18.99	15.75	0.01%

STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/9/2037	131.75	127.14	124.40	0.07%

Bisson Transportation, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2037	588.10	570.40	546.15	0.29%

Bisson Moving & Storage Company Bisson Transportation Inc	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2022	528.75	463.39	433.30	0.23%

Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Note	Prime plus 2.75%	5/3/2037	381.25	366.87	375.21	0.20%

Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	4/30/2022	125.00	106.48	105.43	0.06%

Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/27/2022	8.25	6.92	6.71	0.00%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	4/25/2022	228.75	194.88	173.26	0.09%

Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Note	Prime plus 2.75%	4/12/2022	558.23	471.99	438.22	0.24%

Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Note	Prime plus 2.75%	4/5/2022	19.50	13.73	13.59	0.01%

Access Staffing, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/30/2022	187.50	155.67	129.11	0.07%

Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/30/2031	231.45	215.95	218.23	0.12%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/30/2022	466.25	396.30	352.39	0.19%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2037	$755.43	$726.07	$1,368.41	0.74%

Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	3/23/2028	103.70	94.56	84.50	0.05%

Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	3/22/2027	1,178.75	1,066.12	990.08	0.53%

BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	3/2/2022	451.25	362.20	306.20	0.16%

ATC Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2022	10.20	8.39	8.31	0.00%

Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/24/2032	141.25	133.01	132.43	0.07%

ATI Jet, Inc., ATI Jet Sales, LLC and Tohme Family Trust	Air Transportation	Term Note	Prime plus 2.75%	12/28/2026	852.75	767.75	750.60	0.40%

J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/22/2036	495.00	474.33	489.36	0.26%

Drivertech, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	12/20/2021	312.50	251.65	225.89	0.12%

K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/20/2021	73.63	59.58	53.48	0.03%

15 Frederick Place LLC & Pioneer Windows Holdings Inc	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/16/2021	250.00	203.89	202.34	0.11%

M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/15/2021	238.25	190.51	179.35	0.10%

Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	12/15/2021	130.75	105.58	103.86	0.06%

GP Enterprises LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	727.50	694.32	716.33	0.39%

GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	522.50	498.71	514.52	0.29%

Taylor Transport, Inc	Truck Transportation	Term Note	Prime plus 2.75%	12/8/2021	515.50	412.38	400.98	0.22%

City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	11/30/2025	165.75	146.61	144.27	0.08%

Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Note	Prime plus 2.75%	11/21/2021	337.50	293.77	291.52	0.16%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/16/2021	$62.50	$50.16	$49.66	0.03%

MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Note	Prime plus 2.75%	11/10/2021	137.50	110.32	100.44	0.05%

KabaFusion Holdings, LLC and Home Care Services, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/26/2021	312.50	251.82	228.02	0.12%

K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	10/26/2021	58.75	46.76	42.56	0.02%

Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Note	Prime plus 2.75%	10/25/2036	938.25	891.78	908.36	0.49%

28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/25/2021	22.50	17.88	17.75	0.01%

PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/30/2036	137.50	130.50	133.30	0.07%

C & G Engines Corp.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	9/30/2021	1,041.45	831.68	776.58	0.42%

39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	83.25	78.94	81.42	0.04%

Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2021	302.50	238.14	232.76	0.13%

39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	28.45	26.95	27.80	0.01%

Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2021	1,070.00	839.80	753.83	0.42%

Polymer Sciences, Inc. dba Polymer Sciences, Inc	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/28/2036	422.55	401.05	413.76	0.22%

Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/26/2021	62.50	49.25	45.34	0.02%

Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	9/8/2021	400.00	215.69	193.61	0.10%

Sure Fire Protection Company Incorporated	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/7/2021	18.00	14.19	12.73	0.01%

Michael S. Decker & Janet Decker dba The Hen House Café	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2036	16.42	15.60	15.73	0.01%

SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/31/2021	806.20	621.68	606.07	0.33%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	8/31/2021	575.00	462.48	450.79	0.24%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	8/19/2021	$187.50	$138.19	$137.14	0.07%

Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	8/19/2036	133.60	126.53	128.10	0.07%

Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	8/12/2036	91.50	86.67	87.03	0.05%

A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	8/12/2036	101.00	95.73	98.52	0.05%

LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/3/2036	77.50	72.89	75.20	0.04%

Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	7/29/2021	17.50	10.01	9.93	0.01%

MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/30/2036	248.50	234.85	234.38	0.13%

Jenny’s Wunderland, Inc.	Social Assistance	Term Note	Prime plus 2.75%	6/29/2036	160.45	152.40	150.33	0.08%

Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2036	44.75	42.44	43.40	0.02%

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/29/2036	338.08	326.66	336.28	0.18%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/22/2021	250.00	191.67	171.60	0.09%

Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/17/2021	426.00	332.15	328.83	0.18%

Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/15/2036	184.75	174.63	176.55	0.09%

Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/13/2036	256.07	241.94	239.68	0.13%

Major Queens Body & Fender Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	6/10/2021	28.60	22.20	21.98	0.01%

J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/8/2036	449.25	425.73	430.49	0.23%

Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/3/2021	65.50	48.17	43.39	0.02%

Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/31/2021	7.50	5.63	5.45	0.00%

Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/27/2021	16.50	12.58	12.46	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	5/25/2021	$212.50	$160.87	$151.86	0.08%

Home Care Services, Inc. and KabaFusion, LLC and KabaFusion Holdings	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/13/2021	413.75	316.91	286.27	0.15%

MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/26/2021	46.00	34.55	30.93	0.02%

Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	4/25/2036	138.14	129.70	133.52	0.07%

Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Note	Prime plus 2.75%	4/20/2036	127.50	119.93	123.29	0.07%

Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Note	Prime plus 2.75%	4/18/2036	129.50	121.77	125.36	0.07%

3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	4/13/2036	170.00	159.83	157.83	0.08%

Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Note	Prime plus 2.75%	4/4/2021	625.00	468.79	463.16	0.26%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/30/2021	3.82	2.85	2.80	0.00%

JOKR Enterprises, PLLC	Repair and Maintenance	Term Note	Prime plus 2.75%	3/30/2036	292.20	274.26	275.36	0.15%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/29/2023	93.00	74.28	73.86	0.04%

Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Note	Prime plus 2.75%	3/24/2036	15.50	14.56	14.99	0.01%

Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/21/2021	57.25	42.62	38.16	0.02%

Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/11/2021	10.00	7.16	7.09	0.00%

Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	3/11/2036	19.65	18.52	19.06	0.01%

Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/10/2021	153.00	113.89	104.50	0.06%

LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2021	75.10	55.24	49.76	0.03%

Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	2/25/2023	63.00	50.09	49.85	0.03%

SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/11/2036	61.00	57.38	58.67	0.03%

Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Note	Prime plus 2.75%	1/31/2036	31.10	29.06	29.92	0.02%

Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/28/2021	12.50	9.09	8.13	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/28/2036	$113.40	$105.94	$109.06	0.06%

Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/24/2021	100.80	74.34	66.56	0.04%

Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	1/14/2027	117.57	101.23	99.38	0.05%

Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/29/2020	7.60	5.41	5.06	0.00%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	189.50	177.05	183.07	0.10%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	74.28	69.68	72.05	0.04%

Marine Container Services, Inc. & Management Consulting Brokerage, Inc	Truck Transportation	Term Note	Prime plus 2.75%	12/21/2020	50.30	36.12	35.79	0.02%

Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Note	Prime plus 2.75%	12/17/2035	27.70	25.83	26.46	0.01%

Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/13/2020	20.50	14.71	13.75	0.01%

Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/1/2020	66.38	46.60	46.16	0.02%

Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Note	Prime plus 2.75%	11/30/2035	34.00	31.68	32.71	0.02%

Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/19/2035	50.00	45.67	47.19	0.03%

Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/18/2020	42.50	25.61	25.37	0.01%

Lebenthal & Co., LLC and Alexandra and James, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/16/2020	200.00	142.40	133.12	0.07%

West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/12/2035	148.70	138.53	143.24	0.08%

Somerset Rehabilitation Services, P.A. and William Kasserman	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/29/2020	40.00	28.16	27.89	0.01%

Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/20/2020	43.53	30.68	30.40	0.02%

R2 Tape, Inc. dba Presto Tape and Michael J. and Joyce Spenney	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	10/20/2020	224.38	158.48	156.63	0.08%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Bright Blooms, LLC dba BrightStar of Boise	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/19/2020	$24.40	$17.26	$17.10	0.01%

Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	10/6/2035	146.60	136.68	141.33	0.08%

Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/4/2035	122.53	114.63	118.53	0.06%

Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	10/1/2020	296.85	206.87	204.95	0.11%

Epazz, Inc dba Epazz	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	9/30/2020	18.50	12.87	12.03	0.01%

Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/30/2035	228.20	211.58	218.76	0.12%

Success Express, Inc. dba Success Express	Couriers and Messengers	Term Note	Prime plus 2.75%	9/29/2020	91.77	63.90	59.73	0.03%

Adams & Hancock LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2020	19.83	8.58	8.50	0.00%

Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	9/20/2020	204.00	142.49	135.05	0.07%

Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Note	Prime plus 2.75%	9/17/2020	17.70	12.40	12.17	0.01%

Moore Medical Inc	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/10/2020	16.02	11.21	10.76	0.01%

North East Louvers, Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/3/2027	45.00	38.53	39.00	0.02%

Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Note	Prime plus 2.75%	9/2/2035	50.10	46.44	48.02	0.03%

Newsome Trucking Inc	Truck Transportation	Term Note	Prime plus 2.75%	9/2/2035	423.05	392.67	406.01	0.22%

California College of Communications, Inc.	Educational Services	Term Note	Prime plus 2.75%	11/2/2020	172.52	121.88	113.93	0.06%

DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2020	7.50	4.82	4.77	0.00%

Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2020	60.00	41.36	38.66	0.02%

Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2035	12.00	10.97	11.34	0.01%

Varjabedian Attorneys PC dba Varjabedian Attorneys	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/23/2020	27.25	5.53	5.17	0.00%

Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2020	40.00	27.64	25.87	0.01%

Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/19/2035	51.70	47.88	49.50	0.03%

B-Tec, LLC dba B-Tec	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/19/2035	45.00	38.79	40.07	0.02%

Members Only Software	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2020	40.25	27.62	27.36	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	7/29/2035	$76.20	$70.26	$72.07	0.04%

Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2035	105.00	96.96	100.01	0.05%

ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/30/2020	50.00	33.79	33.39	0.02%

I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	6/29/2035	74.86	69.12	71.29	0.04%

WeaverVentures, Inc dba The UPS Store	Postal Service	Term Note	Prime plus 2.75%	7/28/2020	23.80	16.18	15.12	0.01%

Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/25/2020	27.50	18.98	18.80	0.01%

Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/25/2020	5.40	3.05	2.85	0.00%

CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Note	Prime plus 2.75%	6/25/2020	26.40	14.48	13.50	0.01%

H.H. Leonards Trust and Potomac Fund LLC	Accommodation	Term Note	Prime plus 2.75%	7/23/2020	62.00	25.71	25.47	0.01%

Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/22/2035	94.60	87.46	90.22	0.05%

B&B Fitness and Barbell, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/22/2035	242.11	223.89	227.61	0.12%

M & H Pine Straw, Inc.	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	7/10/2020	67.47	44.52	43.89	0.02%

Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Note	Prime plus 2.75%	7/8/2028	50.00	43.13	43.79	0.02%

ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	7.50	5.03	4.69	0.00%

ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	6.10	4.08	3.80	0.00%

Dr. Nelson T. Goff dba Family Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/26/2035	32.13	28.79	29.70	0.02%

Atlanta Vascular Research Organization, Inc dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/6/2020	24.30	16.68	16.52	0.01%

Diag, LLC dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/21/2020	37.50	24.89	23.20	0.01%

GMA Care, Inc dba Brighstar of Edison	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/15/2017	19.72	9.05	8.46	0.00%

M & H Pine Straw, Inc	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	4/30/2020	183.33	115.44	114.07	0.06%

Clearbay Enterprises, Inc	Personal and Laundry Services	Term Note	Prime plus 2.75%	4/30/2034	60.00	54.61	56.19	0.03%

New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/15/2020	24.80	1.16	1.15	0.00%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2035	204.00	187.59	191.43	0.10%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	4/26/2020	$6.31	$4.12	$3.84	0.00%

Marine Container Services, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	4/25/2020	142.56	93.14	92.04	0.05%

JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/23/2020	15.00	9.84	9.18	0.00%

Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/9/2020	14.50	9.53	8.89	0.00%

Platinum Operating Co, LLC dba Meineke Car Care Center	Repair and Maintenance	Term Note	Prime plus 2.75%	3/5/2035	76.60	69.60	71.49	0.04%

Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/30/2034	42.50	38.86	39.89	0.02%

Adams and Hancock, LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2020	43.62	23.84	22.92	0.01%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2019	15.00	8.83	8.70	0.00%

Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/29/2024	126.50	98.69	97.68	0.05%

Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	12/29/2019	185.35	116.55	115.17	0.06%

Bonet Kidz Inc. dba Kidville	Educational Services	Term Note	Prime plus 2.75%	3/16/2020	15.50	6.89	6.81	0.00%

CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Note	Prime plus 2.75%	12/11/2019	58.50	35.56	33.98	0.02%

David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/11/2019	9.00	5.64	5.57	0.00%

Kids at Play LLC dba Kidville	Social Assistance	Term Note	Prime plus 2.75%	3/1/2020	35.40	22.59	21.58	0.01%

KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/19/2034	58.30	53.13	54.43	0.03%

Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	12/12/2019	10.00	6.22	6.14	0.00%

Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Note	Prime plus 2.75%	11/28/2019	57.00	34.95	33.46	0.02%

Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/29/2034	147.50	134.16	138.74	0.07%

Lebenthal & Co., LLC and Alexandra & James, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2019	100.00	57.91	55.18	0.03%

Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	4/17/2019	308.15	164.96	162.25	0.09%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gray Tree Service, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2018	$50.00	$26.19	$25.81	0.01%

Healthcare Interventions, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/15/2016	8.25	1.88	1.84	0.00%

Envy Salon & Spa LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/4/2018	20.25	10.49	10.22	0.01%

Gourmet to You, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2019	12.07	6.30	6.15	0.00%

Carnagron LLC dba GearBling	Apparel Manufacturing	Term Note	Prime plus 2.75%	11/1/2018	6.85	3.47	3.38	0.00%

Grapevine Professional Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	1/22/2019	8.22	4.15	4.09	0.00%

Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/30/2018	7.50	2.99	2.94	0.00%

Hot Buckles, Inc.	Apparel Manufacturing	Term Note	Prime plus 2.75%	6/27/2018	57.58	28.59	27.84	0.01%

Cool Air Solutions, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2%	12/27/2018	411.50	210.99	202.13	0.11%

Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/26/2018	425.00	211.43	206.16	0.11%

E & J Weston Corporation	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/24/2018	50.63	24.86	24.24	0.01%

AmpliTech, Inc.	Computer and Electronic Product Manufacturing	Term Note	Prime plus 2.75%	9/20/2015	61.75	13.73	13.53	0.01%

Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/9/2018	88.00	44.26	43.24	0.02%

K & D Family and Associates, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	8/5/2018	81.25	38.66	37.89	0.02%

Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2018	86.25	40.63	39.83	0.02%

CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	6/14/2018	144.87	69.08	67.26	0.04%

Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/7/2018	22.50	10.39	10.17	0.01%

Electric Wonderland, Inc. dba Showroom Seven International	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	5/22/2015	52.50	3.96	3.90	0.00%

Beer Table, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/8/2018	10.50	4.19	4.12	0.00%

D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Note	6%	8/1/2031	57.70	53.93	55.39	0.03%

Daniel S. Fitzpatrick	Repair and Maintenance	Term Note	Prime plus 2.75%	3/29/2018	9.42	4.23	4.14	0.00%

Burks & Sons Development LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/22/2018	49.75	22.31	21.92	0.01%

Shivsakti, LLC dba Knights Inn	Accommodation	Term Note	Prime plus 2.75%	12/20/2032	92.50	80.02	82.41	0.04%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Note	6%	3/19/2018	$87.50	$73.77	$72.02	0.04%

Zog Inc.	Other Information Services	Term Note	6%	3/17/2018	97.50	83.63	81.54	0.04%

Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Note	Prime plus 2.75%	3/12/2018	9.75	4.36	4.25	0.00%

Enewhere Custom Canvas, LLC	Textile Product Mills	Term Note	Prime plus 2.75%	2/15/2018	12.00	5.35	5.23	0.00%

A & A Acquisition, Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	2/15/2018	100.00	42.89	42.10	0.02%

All American Printing	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/26/2032	69.75	60.93	62.81	0.03%

Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/19/2018	9.75	3.84	3.77	0.00%

Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Note	Prime plus 2.5%	4/3/2018	434.37	357.46	347.22	0.19%

Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2017	44.00	18.60	18.20	0.01%

RCB Enterprises, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2017	21.15	10.82	10.57	0.01%

Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/18/2017	168.75	69.04	67.65	0.04%

Timothy S. Strange	Repair and Maintenance	Term Note	Prime plus 2.75%	12/17/2017	8.45	2.88	2.83	0.00%

Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2017	93.12	38.54	37.57	0.02%

Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Note	Prime plus 2.75%	12/10/2017	71.75	30.54	29.77	0.02%

Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/28/2017	18.60	7.67	7.47	0.00%

The Design Shop, LLC	Textile Mills	Term Note	Prime plus 2.75%	11/27/2027	247.50	196.78	199.72	0.11%

MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Note	Prime plus 2.75%	11/14/2017	6.87	2.62	2.57	0.00%

Jung Design, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/3/2014	4.13	0.32	0.31	0.00%

Kings Laundry, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/30/2017	64.50	26.66	26.18	0.01%

Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	10/17/2017	15.00	6.20	6.09	0.00%

Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Note	Prime plus 2.75%	12/29/2017	21.13	6.93	6.81	0.00%

Jebb Consulting, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2014	15.97	0.35	0.35	0.00%

Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/15/2017	12.60	4.99	4.90	0.00%

Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Note	Prime plus 2.75%	8/29/2017	9.00	3.07	3.01	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	5/18/2032	$15.75	$13.50	$13.88	0.01%

Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Note	Prime plus 2.75%	8/17/2017	315.00	104.04	102.19	0.05%

Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/11/2017	50.00	19.55	19.06	0.01%

South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Note	Prime plus 2.75%	8/10/2016	61.75	14.70	14.41	0.01%

Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/30/2017	148.85	55.66	54.55	0.03%

Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/16/2017	9.98	3.42	3.35	0.00%

Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Note	Prime plus 2.25%	9/7/2027	267.30	209.98	206.47	0.11%

L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	5/27/2017	12.75	3.90	3.82	0.00%

Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/5/2026	52.62	39.37	39.73	0.02%

Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/30/2017	5.60	1.42	1.39	0.00%

Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/31/2017	6.00	1.98	1.94	0.00%

No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	4/26/2017	6.75	1.85	1.80	0.00%

Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Note	Prime plus 2.75%	4/25/2017	7.50	2.67	2.61	0.00%

CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	1/17/2017	10.85	3.66	3.58	0.00%

Gill Express Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	1/5/2027	286.87	219.21	221.92	0.13%

Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2017	5.04	1.48	1.45	0.00%

Kyoshi Enterprises, LLC	Educational Services	Term Note	Prime plus 2.75%	12/29/2016	22.50	7.16	7.00	0.00%

Spain Street LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2017	14.54	5.33	5.22	0.00%

Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/27/2017	12.98	3.90	3.82	0.00%

Misri Liquors, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/18/2016	67.50	21.34	20.87	0.01%

Jojan, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.25%	12/18/2031	49.69	41.69	41.29	0.02%

Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/3/2016	3.61	1.07	1.05	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	11/1/2016	$3.77	$1.04	$1.02	0.00%

Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/27/2019	46.25	8.62	8.53	0.00%

Smooth Grounds, Inc.	Food Services and Drinking Places	Term Note	7.75%	10/11/2016	64.50	42.04	41.11	0.02%

Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/20/2016	27.09	6.71	6.57	0.00%

Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Note	Prime plus 2.75%	9/2/2016	13.57	3.77	3.69	0.00%

A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/1/2016	8.22	2.20	2.16	0.00%

Flint Batteries, LLC	General Merchandise Stores	Term Note	Prime plus 2.75%	7/21/2016	46.87	10.71	10.48	0.01%

Swerve Salon, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/18/2016	5.86	0.09	0.09	0.00%

Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/29/2016	7.05	1.50	1.46	0.00%

It’s A Buffalo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/26/2016	219.77	53.83	52.64	0.03%

Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India	Educational Services	Term Note	Prime plus 2.75%	5/12/2016	16.35	4.18	4.08	0.00%

Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	5/5/2016	8.85	2.15	2.10	0.00%

Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	3/22/2016	8.08	1.87	1.83	0.00%

Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Note	Prime plus 2.75%	3/3/2028	244.65	184.30	187.23	0.10%

Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/27/2031	12.00	9.95	10.20	0.01%

Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/12/2016	15.00	2.87	2.80	0.00%

Spencer Fitness, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/11/2016	2.15	0.47	0.46	0.00%

Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Note	6%	12/1/2015	1,076.75	891.05	870.76	0.48%

Hyperbaric Medical Technologies, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/29/2015	62.50	9.78	9.56	0.01%

Hillside Fence Company, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.25%	2/1/2020	206.50	67.45	65.76	0.04%

The K Dreyer Company	General Merchandise Stores	Term Note	Prime plus 2.75%	12/20/2015	14.43	2.89	2.83	0.00%

Tuan D. Dang, OD,	Ambulatory Health Care Services	Term Note	Prime plus 2.25%	12/7/2015	77.00	16.96	16.49	0.01%

Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Note	Prime plus 2.75%	10/28/2026	5.09	3.80	3.85	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Note	6%	10/20/2015	$9.00	$4.39	$4.29	0.00%

JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	10/13/2015	125.00	21.75	21.24	0.01%

My Baby Nest, LLC	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	9/30/2015	4.50	0.74	0.73	0.00%

Polaris Press, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/29/2015	7.73	1.25	1.22	0.00%

NRP Convenience, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/28/2015	36.39	1.80	1.76	0.00%

Shree Om Lodging, LLC	Accommodation	Term Note	Prime plus 2.75%	5/2/2030	76.91	67.78	69.29	0.04%

Daniel Knits, Inc & J & J Garment, Inc	Textile Mills	Term Note	Prime plus 2.75%	4/22/2015	57.70	6.68	6.52	0.00%

Jenchad, Inc and Chadjen, Inc	Repair and Maintenance	Term Note	Prime plus 2.125%	4/7/2025	277.50	87.77	85.62	0.05%

Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	3/31/2030	12.35	10.07	10.28	0.01%

Hyperbaric Medical Technologies, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2015	128.00	11.82	11.54	0.01%

Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	3/1/2025	25.14	17.73	17.84	0.01%

Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	1/21/2015	9.51	0.96	0.93	0.00%

TD-Roc’s Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2014	201.25	4.88	4.76	0.00%

North Castle Sports Associates, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	12/20/2014	26.19	0.48	0.47	0.00%

Major Queens Body & Fender Corp.	Repair and Maintenance	Term Note	Prime plus 3.75%	12/17/2014	9.15	0.66	0.64	0.00%

Gary L. Lett, D.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/15/2014	6.85	0.28	0.27	0.00%

Seaghan Entertainment, Inc. DBA Pump It Up	Social Assistance	Term Note	Prime plus 2.75%	10/20/2014	17.62	1.05	1.02	0.00%

LJ Parker, L.L.C. dba Kwik Kopy Business Center	Administrative and Support Services	Term Note	7%	9/8/2014	62.10	35.66	34.96	0.02%

Moonlight Multi Media Production, Inc.	Other Information Services	Term Note	5.3%	2/1/2025	6.97	4.78	4.81	0.00%

McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/30/2029	17.17	13.06	13.35	0.01%

Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Note	Prime plus 3.75%	3/1/2018	13.46	4.34	4.34	0.00%

Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 1.5%	3/18/2029	42.92	32.44	30.47	0.02%

Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Note	Prime plus 2.5%	2/27/2024	18.31	11.88	11.77	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Note	5%	12/22/2028	$254.00	$94.28	$90.02	0.05%

John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/19/2028	18.03	13.95	14.21	0.01%

Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/18/2024	52.28	34.80	34.90	0.02%

Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Note	Prime plus 2.25%	11/10/2028	25.33	19.58	19.32	0.01%

Akshar Group, LLC dba Amerihost Inn	Accommodation	Term Note	6%	11/5/2028	68.35	52.01	53.01	0.03%

Min Hui Lin	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/30/2028	28.79	20.01	20.33	0.01%

Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Note	Prime plus 2.5%	4/5/2029	61.11	48.09	48.23	0.03%

Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Note	Prime plus 2.5%	8/6/2028	12.36	9.42	9.44	0.01%

D & M Seafood, LLC d/b/a Rick’s SeafoodHighway	Food Manufacturing	Term Note	Prime plus 2.75%	10/10/2015	84.99	4.09	4.00	0.00%

Rama, Inc. dba Staybridge Suites	Accommodation	Term Note	Prime plus 2%	4/18/2026	675.00	460.06	446.13	0.24%

B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2%	3/30/2021	57.23	27.98	27.09	0.01%

RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Note	Prime plus 2.5%	1/31/2023	14.31	9.24	9.14	0.00%

Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Note	Prime plus 2.75%	12/29/2021	6.04	3.26	3.25	0.00%

Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Note	Prime plus 2%	6/29/2025	16.88	10.73	10.40	0.01%

M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2%	3/20/2025	53.21	11.55	11.19	0.01%

OrthoQuest, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2%	3/12/2022	12.99	6.34	6.14	0.00%

CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Note	Prime plus 2.25%	4/30/2024	68.11	38.59	37.83	0.02%

Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/16/2025	10.24	5.87	5.91	0.00%

Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Note	Prime plus 2.25%	9/8/2023	22.61	14.63	14.34	0.01%

Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Note	Prime plus 2.25%	2/14/2025	53.19	33.68	33.05	0.02%

Maruti, Inc	Accommodation	Term Note	Prime plus 2.25%	11/25/2024	50.36	31.47	30.89	0.02%

Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	10/19/2022	19.46	13.86	13.85	0.01%

LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Note	Prime plus 2.25%	9/27/2024	85.08	50.60	49.67	0.03%

Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	3/13/2023	15.74	9.14	9.13	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2.25%	5/31/2023	$46.36	$26.08	$25.53	0.01%

Naseeb Corporation	Accommodation	Term Note	Prime plus 2.25%	3/31/2024	62.93	37.71	36.96	0.02%

La Granja Live Poultry Corp.	Food Manufacturing	Term Note	Prime plus 2.75%	8/26/2018	12.36	4.28	4.21	0.00%

Stillwell Ave Prep School	Social Assistance	Term Note	Prime plus 2.75%	1/14/2023	17.15	8.33	8.33	0.00%

Karis, Inc.	Accommodation	Term Note	Prime plus 2%	12/22/2023	34.05	17.35	16.82	0.01%

Five Corners, Ltd.	Gasoline Stations	Term Note	Prime plus 2.75%	12/11/2019	19.46	8.06	7.97	0.00%

Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Note	Prime plus 2.25%	10/7/2023	24.04	13.98	13.70	0.01%

Alyssa Corp dba Knights Inn	Accommodation	Term Note	Prime plus 2.25%	9/30/2023	65.67	46.80	45.88	0.02%

Backsercise, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2%	6/12/2023	13.54	7.64	7.40	0.00%

Bhailal Patel dba New Falls Motel	Accommodation	Term Note	Prime plus 2.75%	3/27/2023	22.89	5.71	5.70	0.00%

Pegasus Automotive, Inc.	Gasoline Stations	Term Note	Prime plus 2.75%	12/23/2022	25.75	14.42	14.41	0.01%

Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/8/2022	4.38	1.87	1.87	0.00%

P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/18/2021	32.64	15.59	15.53	0.01%

Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	1/31/2022	11.45	3.05	3.04	0.00%
Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	12/6/2021	8.34	4.22	4.21	0.00%

RJS Service Corporation	Gasoline Stations	Term Note	Prime plus 2.75%	8/20/2021	18.08	8.89	8.85	0.00%

Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/20/2020	6.22	2.82	2.80	0.00%

Total Performing SBA loans held for investment					$115,383.60	$102,897.10	$98,928.48	53.1%

Non-Performing SBA loans held for investment (3):

*Pyramid Real Estate Holdings, LLC dba Hoteps	Food Services and Drinking Places	Term Note	6%	10/7/2022	12.73	8.94	6.82	0.00%

*Bamboo Palace, Inc.	Food Services and Drinking Places	Term Note	6%	11/20/2022	56.68	40.22	38.86	0.02%

*Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Note	Prime plus 2.75%	3/13/2023	63.10	50.30	26.00	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Note	6%	9/14/2023	$35.52	$27.45	$25.03	0.01%

*Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Note	6%	8/17/2023	14.66	8.49	5.66	0.00%

*Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Note	5.25%	10/3/2028	56.22	41.75	14.96	0.01%

West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Note	6%	6/5/2026	72.84	59.73	50.81	0.03%

Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Note	Prime plus 2%	4/9/2029	42.81	38.13	29.49	0.02%

*Midway Plaza, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	6%	12/19/2029	199.95	167.56	158.32	0.09%

Donald Adamek dba Ken Carlson Tax Service	Professional, Scientific, and Technical Services	Term Note	Prime plus 3.75%	3/19/2014	3.93	0.47	0.37	0.00%

Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Note	7%	10/30/2015	6.51	1.53	1.40	0.00%

David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	8/26/2024	16.35	11.05	9.64	0.01%

Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Note	6%	7/29/2015	44.72	14.57	13.13	0.01%

*Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Note	6%	8/9/2015	4.88	1.85	1.79	0.00%

*Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Note	7.75%	9/30/2015	244.22	159.74	10.60	0.01%

*Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Note	7.75%	10/15/2015	10.22	5.28	1.80	0.00%

*Camilles of Washington Inc.	Food Services and Drinking Places	Term Note	6%	10/28/2015	17.43	4.13	3.99	0.00%

*TechPlayZone, Inc.	Social Assistance	Term Note	Prime plus 2.75%	1/27/2016	8.68	2.11	0.63	0.00%

*Guzman Group, LLC	Rental and Leasing Services	Term Note	6%	1/30/2016	251.71	224.04	79.19	0.04%

*Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2016	5.28	1.54	0.94	0.00%

*Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/6/2016	3.44	1.04	1.00	0.00%

*Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Note	Prime plus 2.75%	11/16/2016	11.30	4.92	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
*Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/14/2016	$90.48	$23.58	$22.79	0.01%

The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Note	6%	5/8/2017	45.77	17.29	15.27	0.01%

*Krishna of Orangeburg, Inc.	Accommodation	Term Note	6%	2/20/2032	41.83	10.32	—	0.00%

*CCS, Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	2/28/2015	2.94	0.29	0.28	0.00%

E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Note	0%	4/18/2017	209.16	93.86	72.94	0.04%

*Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/25/2017	7.30	3.33	1.43	0.00%

*Bozrock, LLC dba Olana	Food Services and Drinking Places	Term Note	6%	5/29/2018	305.50	186.62	39.86	0.02%

Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Note	6%	3/6/2018	64.15	21.25	18.89	0.01%

*Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Note	6%	6/18/2026	225.00	170.26	69.30	0.04%

*Bwms Management, LLC	Food Services and Drinking Places	Term Note	6%	7/7/2027	109.12	94.35	41.84	0.02%

Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Note	6%	8/23/2018	125.00	119.34	115.30	0.06%

*Affordable Auto Air Plus Corp.	Motor Vehicle and Parts Dealers	Term Note	6%	9/4/2032	76.05	67.55	33.91	0.02%

*The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/13/2015	17.28	9.76	—	0.00%

*CLBAZ Connections, LLC dba 24-7 BrightStar HealthCare	Ambulatory Health Care Services	Term Note	6%	2/15/2019	118.25	87.96	84.99	0.05%

*Lone Oak Enterprises, Inc.	Administrative and Support Services	Term Note	6%	10/6/2018	485.98	94.11	—	0.00%

*CLBAZ Connections, LLC dba 24-7 BrightStar Healthcare	Ambulatory Health Care Services	Term Note	6%	2/17/2020	10.00	8.68	8.39	0.00%

*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Note	6%	4/30/2025	152.87	140.94	136.17	0.07%

*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Note	Prime plus 2.75%	7/30/2020	158.74	133.70	129.18	0.07%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
*Groundworks Unlimited LLC	Specialty Trade Contractors	Term Note	6%	12/17/2023	$116.23	$102.45	$95.64	0.05%

*Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Note	6%	12/28/2035	145.90	144.58	53.70	0.03%

*Robert E. Rainey, Jr. and Stokes Floor Covering Company, Inc.	Furniture and Home Furnishings Stores	Term Note	6%	12/29/2035	122.43	115.02	98.57	0.05%

*Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/29/2020	4.89	3.62	1.89	0.00%

*Design Video Communications, Inc. dba DVC	Professional, Scientific, and Technical Services	Term Note	6%	2/18/2036	92.40	18.97	9.53	0.01%
*QuelhiKids, LLC dba Kidville Carlsbad	Educational Services	Term Note	Prime plus 2.75%	2/28/2026	27.00	17.00	16.43	0.01%

*Moris Glass and Construction	Specialty Trade Contractors	Term Note	6%	3/7/2021	49.75	44.80	16.25	0.01%

*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Note	6%	3/29/2036	490.00	466.99	451.20	0.24%

Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Note	6%	6/24/2021	537.50	475.91	354.34	0.19%

*Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/16/2021	21.00	17.45	16.86	0.01%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6%	11/7/2036	203.95	201.56	129.98	0.07%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6%	11/7/2036	427.50	419.87	401.10	0.22%

*Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/18/2026	192.50	174.72	—	0.00%

*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2037	777.96	768.21	742.23	0.41%

*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2022	377.25	268.34	259.26	0.14%

*BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/22/2026	518.53	475.77	163.71	0.09%

*United Woodworking, Inc	Wood Product Manufacturing	Term Note	6%	12/20/2022	17.25	13.63	12.30	0.01%

*Event Mecca LLC	Other Information Services	Term Note	Prime plus 2.75%	4/10/2023	14.25	13.33	13.33	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Note	6%	4/19/2023	$119.88	$64.00	$55.67	0.03%
*PA Farm Products LLC and E & I Holdings LP	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2030	1,248.75	1,237.97	505.18	0.28%

*Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Note	6%	6/10/2036	191.00	161.83	145.72	0.08%

*J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	6/28/2025	746.02	728.48	728.48	0.39%
*DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/20/2023	12.00	11.24	11.24	0.01%

Total Non-Performing SBA loans held for investment					$9,882.54	$8,103.77	$5,553.59	3.0%

Performing SBA loans held for sale (4):
Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	71.64	71.64	80.24	0.04%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	1,760.18	1,739.78	2,001.78	1.09%

Moochie’s LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/13/2024	260.97	260.97	292.71	0.16%

FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/27/2039	763.33	763.33	854.93	0.45%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	82.46	82.46	92.36	0.05%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	85.78	85.78	96.07	0.05%

Total Performing SBA loans held for sale					$3,024.36	$3,003.96	$3,418.09	1.8%

Equity Investments (5):
Advanced Cyber Security Systems, LLC(6),(13)	Offers web-based security solutions to businesses.	50% Membership Interest	—	—	—	—	—	0.00%

		Term Loan	3%	December 2014	—	—	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Automated Merchant Services, Inc.(7),(13)	Provides electronic merchant payment services to businesses and government agencies nationwide.	100% Common Stock	—	—	$—	$—	$—	0.00%
Business Connect, LLC(8),(13)	Multi-lingual business processing outsourcing organization focused on serving middle market and large companies in the business and financial services industry with specific emphasis on the Hispanic market.	100% Membership Interest	—	—	—	—	—	0.00%

		Term Loan	10%	December 2015	—	—	—	0.00%

CCC Real Estate Holdings Co., LLC	Non-bank lender under the program administered by the US Small Business Administration.	100% Membership Interest	—	—	—	1.00	1.00	0.00%

CDS Business Services, Inc.(9),(13)	Accounts receivable management systems and services; comprehensive commercial and consumer billing, payments and collection service	100% Common Stock	—	—	—	26.0	3,570.00	1.94%

		Term Loans	1.00%	Various maturities through 12/1/2014	1,480.00	—	1,480.00	0.81%

Crystaltech Web Hosting, Inc.	Web hosting and design.	100% Common Stock	—		—	9,256.00	21,500.00	11.57%

Exponential Business Development Co. Inc.(13)	Invests in early-stage companies, venture capitalism.	100% Common Stock	—		—	—	—	0.00%

First Bankcard Alliance of Alabama, LLC(10),(13)	Markets and sells check, credit and debit card processing services, as well as ancillary processing equipment and software to merchants who accept credit cards.	95% Membership Interest	—	—	—	—	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Fortress Data Management LLC(8),(13)	Electronic data storage and backup services.	100% Membership Interest	—	—	$—	$—	$—	0.00%
Newtek Insurance Agency, LLC(13)	Provides insurance services to commercial, institutional and individual customers.	100% Membership Interest	—	—	—	—	2,250.00	1.21%

PMTWorks Payroll, LLC(11),(13)	Provides payroll processing and related services.	80% Membership Interest	—	—	—	—	465.00	0.25%

		Term Loan	12%	August 2015	435.00	—	435.00	0.23%
Secure CyberGateway Services, LLC(12),(13)	Data processing, hosting and related services.	66.7% Membership Interest	—	—	—	—	—	0.00%

Small Business Lending, Inc.(13)	Loan servicing	100% Common Stock	—	—	—	—	2,900.00	1.56%

Summit Systems and Designs LLC(8),(13)	Full service and high quality Linux based web hosting company providing individuals, organizations, and users with online systems needed for storing information, images, etc.	100% Membership Interest	—	—	—	—	—	0.00%

		Term Loan	10%	December 2015	—	—	—	0.00%

The Texas Whitestone Group, LLC	Provides loan closing services and investment and managerial services	100% Membership Interest	—	—	—	65.00	—	0.00%

Universal Processing Services of Wisconsin, LLC(13)	Electronic payment processing and merchant solutions.	100% Membership Interest	—	—	—	—	45,500.00	24.47%

Where Eagles Fly, LLC(13),(14)	Theatrical productions	95% Membership Interest				—	—	0.00%

Total Equity Investments				—	$1,915.00	$9,348.00	$78,101.00	42.0%

	Grand Total Schedule of Investments			—	$130,205.50	$123,352.83	$186,001.16	100.00%

*	Denotes non-income producing loans.
(1)

Newtek values each SBA 7(a) performing loan held for investment using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments, and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loans cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7a program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded PLP status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Selling the loans as a pool of

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments (Unaudited)

June 30, 2014

(in thousands)

loans is more indicative of fair value than on a one by one basis and the bigger base for portfolio purchases is significantly larger than a small balance small business loan on a unit sale.
(2)	Prime Rate is equal to 3.25% as of June 30, 2014.
(3)	Newtek values SBA 7(a) non-performing loans held for investment using a discounted cash flow analysis of the underlying collateral which supports the loan. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Net recovery of collateral, (Fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate.
(4)	Newtek values SBA 7(a) performing loans held for sale using the secondary SBA 7a market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs.
(5)	Control Investments are disclosed above as equity investments in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corporation if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.
(6)	100% wholly-owned by Exponential of New York, LLC. (See Note 2 — Summary of Significant Accounting Policies).
(7)	95% owned by Wilshire Partners, LLC., 5% owned by non-affiliate. (See Note 2 — Summary of Significant Accounting Policies).
(8)	100% owned by Wilshire Texas Partners I, LLC. (See Note 2 — Summary of Significant Accounting Policies).
(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services, Inc. (See Note 2 — Summary of Significant Accounting Policies).
(10)	95% owned by Wilshire Alabama Partners, LLC., 5% owned by non-affiliate. (See Note 2 — Summary of Significant Accounting Policies).
(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate. (See Note 2 — Summary of Significant Accounting Policies).
(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate. (See Note 2 — Summary of Significant Accounting Policies).
(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate. (See Note 2 — Summary of Significant Accounting Policies).

NEWTEK BUSINESS SERVICES CORP.

NOTES TO UNAUDITED CONSOLIDATED SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

JUNE 30, 2014

NOTE 1 — BACKROUND

Newtek Business Services Corp. (“Newtek MD”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland and then merging Newtek NY into Newtek MD. Upon completion of the merger, Newtek MD will assume all of the assets and liabilities of Newtek NY, and the shares of Newtek NY will be converted into shares of Newtek MD. Newtek NY will then cease to exist. The assets included in the accompanying Consolidated Special Purpose Schedule of Investments are owned by Newtek NY and upon completion of the merger and the public offering, the assets of Newtek NY, including those assets reflected in the accompanying Consolidated Special Purpose Schedule of Investments, will be transferred to Newtek MD.

Newtek MD anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended, and intends to operate subsequently as an internally managed, non-diversified closed-end investment company. Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective – to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated special purpose schedule of investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). This accompanying consolidated special purpose schedule of investments to be merged into Newtek MD was prepared by the officers of Newtek NY (“Management”) and approved by the Board of Directors of Newtek NY (the “Board”).

The accompanying unaudited consolidated special purpose schedule of investments includes investments held by Newtek NY. Certain of these investments were made through holding companies organized by Newtek NY. All of the holding companies are wholly or majority owned by Newtek NY.

The accompanying consolidated special purpose schedule of investments (unaudited) includes the accounts of the Company and its wholly or majority owned subsidiaries. The Company’s consolidated subsidiaries include the following:

Exponential of New York, LLC

The Whitestone Group, LLC

Wilshire Holdings I, Inc.

Wilshire Holdings II, Inc.

Wilshire Alabama Partners, LLC

Wilshire Colorado Partners, LLC

Wilshire DC Partners, LLC

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners III, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners III, LLC

Wilshire New York Partners IV, LLC

Wilshire New York Partners V, LLC

Wilshire Partners, LLC

Wilshire Texas Partners I, LLC

Use of estimates

The preparation of the unaudited consolidated special purpose schedule of investments in conformity with GAAP requires Management and the Board to make estimates and assumptions that affect the amounts disclosed in the unaudited consolidated special purpose schedule of investments. Actual results could differ from those estimates.

Valuation of investments

Newtek NY has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

NOTE 3 — FAIR VALUE MEASUREMENTS

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, Management uses various valuation approaches, all of which have been approved by the Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type and age of investment, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management and the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation, if applicable. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

As of June 30, 2014, Management used internal models in arriving at the determination of fair value of its investments. Newtek NY performed detailed valuations of its debt and equity investments on an individual basis, using market and income approaches, as appropriate.

The accompanying unaudited consolidated special purpose schedule of investments to be assumed by Newtek MD consists primarily of controlled equity investments in which the company owns more than 25%, and debt instruments, primarily Small Business Administration (“SBA”) 7(a) loans.

Management generally uses the income approach to determine fair value for its debt investments, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, Management may consider other factors in determining the fair value, including the value attributable to the debt investment, or the proceeds that would be received in a liquidation analysis. Management considers its SBA 7(a) loans to be Level 3 performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 SBA loans, Newtek NY performed a discounted cash flow (“DCF”) for each loan using Level 3 inputs, which includes assumptions about future fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, cumulative default rates and prepayment speeds, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 SBA loan becomes non- performing, as defined above, Newtek NY will perform a DCF to calculate the fair value of the loan based upon the underlying collateral of the loan in a liquidation scenario. Inputs to the DCF model for non-cash flowing loans include the fair market value of the collateral, the costs and time to liquidate, and a discount rate. The fair market value of the collateral less the cost to liquidate represents the net recovery management expects to realize through a liquidation scenario. The net recovery is then assigned to the estimated time to liquidate and applied in the cash flow model discounted to calculate the net present value. Loans which generate cash flow are entered into the performing loan DCF with an adjustment to prepayment assumption (assuming these loans will not-prepay) and discounted at an appropriate rate used to account for the increased credit risk associated with non-performing loans.

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. The Company sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

For equity investments, Management uses an internal model that utilizes both the income approach and the market comparable approach (where applicable) and averages the two to arrive at a value. The income approach begins with an estimation of the annual cash flows expected to be generated over a discrete projection period for the business. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The present value of the estimated cash flows are then added to the present value equivalent of the residual value of the asset (if any) or the business at the end of the discrete projection period to arrive at an estimate of fair value.

The market comparable method is a valuation technique that provides an estimation of fair value based on a comparison of the particular portfolio company to comparable companies in similar lines of business that are publicly traded. Under the market approach, publicly traded guideline companies are first selected and based on these selected guideline companies, market multiples are then calculated. A comparison of certain financial metrics between the subject company and the selected guideline companies is then performed. To arrive at the enterprise value of the business on a marketable, non-controlling interest basis, a selected range of reasonable multiples is chosen and applied to the financial results of the subject company.

The following table presents information about the consolidated schedule of investments measured at fair value as of June 30, 2014:

	Inputs (Level 1	Inputs (Level 2)	Inputs (Level 3)	Total
Investments, at fair value
Performing SBA loans	$—	$—	$98,928	$98,928
Non performing SBA loans	—	—	5,554	5,554
SBA loans held for sale	—	3,418	—	3,418
Equity investments	—	—	78,101	78,101

	$—	$3,418	$182,583	$186,001

The following table presents quantitative information about the significant unobservable inputs of the Level 3 investments as of June 30, 2014:

	Fair Value			Weighted Average		Range
		Valuation Technique	Unobservable Input			Minimum		Maximum
Assets:
Performing Loans	$98,928	Discounted cash flow	Market yields	5.38%		5.38%		5.38%
Non-Performing Loans	$5,554	Discounted cash flow	Market yields	7.00%		7.00%		7.00%
Equity Investments (A)	$78,101	Market comparable companies	EBITDA multiples	4.43	x	3.00	x	5.25	x
		Market comparable companies	Revenue multiples	0.86	x	0.40	x	3.00	x
		Discounted cash flow	Weighted Average Cost of Capital	17.8%		14.50%		20.00%

(A)	In determining the fair value of the Company’s equity investments as of June 30, 2014, the proportion of the market comparable companies and discounted cash flow valuation techniques were 49.2% and 50.8%, respectively, on a weighted average basis.

The significant unobservable inputs used in the discounted cash flow fair value measurement of performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Internally developed prepayment curves, derived from historical prepayment data were applied to estimated future expected cash flows in consideration of prepayment risks associated with the underlying loan. Internally developed default curves, derived from historical loss data were applied to estimated future expected cash flows in consideration of default risks associated with the underlying loan. Lastly, recovery rates on underlying collateral were developed in the determination of cash flows to be recovered in the event of liquidation. Significant changes in the unobservable inputs could result in a significant change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of non-performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Estimated time to liquidate assumptions were applied to estimated future expected cash flows in consideration of when recoveries will be received. Significant changes in the unobservable inputs could result in a significant change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of equity investments is the weighted average cost of capital. The weighted average cost of capital is indicative of the required return investors would demand, on a weighted capital structure basis, for the respective equity investment. Significant changes in the unobservable inputs could result in a significant change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the market approach of fair value measurement of equity investments are the market multiples of EBITDA and revenue of the comparable public companies. Using these guideline public companies data, a range of multiples of enterprise value of EBITDA or revenue is calculated. Newtek applies said multiple ranges for purposes of deriving an enterprise value for each respective equity investment. Any changes in the unobservable inputs could result in a significant change in the fair value estimate of the underlying equity investment.

The following table shows the fair value of our consolidated portfolio of investments, by industry, as of June 30, 2014:

	June 30, 2014
	Investments at Fair Value in (000’s)	% of Net Assets
Electronic payment processing and merchant solutions.	$45,500.00	24.4%
Web hosting and design.	$21,500.00	11.6%
Food Services and Drinking Places	$11,023.42	5.9%
Amusement, Gambling, and Recreation Industries	$6,925.41	3.7%
Professional, Scientific, and Technical Services	$5,255.75	2.8%
Repair and Maintenance	$5,199.23	2.8%
Accounts receivable management systems and services	$5,050.00	2.7%
Truck Transportation	$4,618.86	2.5%
Specialty Trade Contractors	$4,607.47	2.5%
Accommodation	$4,504.02	2.4%
Ambulatory Health Care Services	$4,394.50	2.4%
Fabricated Metal Product Manufacturing	$4,172.03	2.2%
Food Manufacturing	$3,939.29	2.1%
Gasoline Stations	$3,403.08	1.8%
Merchant Wholesalers, Durable Goods	$3,133.48	1.7%
Loan servicing	$2,901.00	1.6%

Motor Vehicle and Parts Dealers	$2,723.52	1.5%
Plastics and Rubber Products Manufacturing	$2,512.83	1.4%
Personal and Laundry Services	$2,450.05	1.3%
Merchant Wholesalers, Nondurable Goods	$2,313.52	1.2%
Insurance services to commercial, institutional and individual customers	$2,250.00	1.2%
Social Assistance	$2,031.86	1.1%
Broadcasting (except Internet)	$1,846.38	1.0%
Food and Beverage Stores	$1,772.32	1.0%
Printing and Related Support Activities	$1,743.97	0.9%
Administrative and Support Services	$1,714.45	0.9%
Miscellaneous Manufacturing	$1,604.85	0.9%
Heavy and Civil Engineering Construction	$1,558.13	0.8%
Nonstore Retailers	$1,309.63	0.7%
Beverage and Tobacco Product Manufacturing	$1,248.92	0.7%
Rental and Leasing Services	$1,125.76	0.6%
Mining (except Oil and Gas)	$1,087.17	0.6%
Waste Management and Remediation Services	$1,050.45	0.6%
Publishing Industries (except Internet)	$1,044.67	0.6%
Furniture and Home Furnishings Stores	$1,026.70	0.6%
Construction of Buildings	$1,014.94	0.5%
Other	$16,443.49	8.8%

Total	$186,001.16	100.0%

NOTE 4 — CREDIT RISK

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

NOTE 5 — RELATED PARTY TRANSACTIONS:

During the six months ended June 30, 2014, the Company received payroll services from PMT Payroll Works, LLC in the amount of approximately $11,000. The Company also received IT support and web hosting services from CrystalTech Web Hosting Inc. for the six months ended June 30, 2014 in the amount of approximately $268,000.

These transactions are conducted at arm’s length and do not represent a material portion of the Company’s expenses.

Newtek Business Services Corp.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

			Six months ended June 30, 2014
Portfolio Company	Investment	As of June 30, 2014 Number of Shares/Principal Amount	Amount of dividends and interest included in income (A)	Amount of equity in net profit and loss (A)	As of June 30, 2014 Fair Value
Investments Owned Greater than 25%
Advanced Cyber Security Systems, LLC	50% Membership interests	—	$—	$(10.0)	$—
Automated Merchant Services, Inc.	Common Stock	100 common shares		52.0	—
Business Connect, LLC	100% Membership interests	—		(332.0)	—
CCC Real Estate Holdings Co., LLC	100% Membership Interests	—		(1.0)	1.0
CDS Business Services, Inc.	Common Stock	100 common shares		(333.0)	3,570.0
	Term loan	1,480			1,480.0
Crystaltech Web Hosting Inc.	Common Stock	100 common shares		1,677.0	21,500.0
Exponential Business Development Co., Inc.	Common Stock	100 common shares		5.0	—
First Bankcard Alliance of Alabama, LLC	95% Membership interests	—		29.0	—
Fortress Data Management LLC	100% Membership interests	—		—	—
Newtek Insurance Agency, LLC	100% Membership interests	—		70.0	2,250.0
PMTWorks Payroll, LLC	80% Membership interests	—		(192.0)	465.0
	Term loan	435.0			435.0
Secure CyberGateway Services, LLC	66.7% Membership interests	—			—
Small Business Lending, Inc.	Common Stock	100 common shares		3,256.0	2,900.0
Summit Systems and Designs, LLC	100% Membership interests	—		(146.0)	—
The Texas Whitestone Group, LLC	100% Membership interests	—		(22.0)	—
Universal Processing Services of Wisconsin, LLC	100% Membership interests			5,037.0	45,500.0
Where Eagles Fly, LLC	100% Membership interests	—		—	—

Total Investments Owned Greater than 25%			$0	$9,090.0	$78,101.0

(A)	Represents income or loss from each portfolio company for the six months ended June 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Newtek Business Services Corp.

We have audited the accompanying financial statements of Newtek Business Services Corp. (the “Company”), which comprise the statement of financial position as of March 31, 2014, and the related statements of operations, changes in stockholder’s deficit and cash flows for the period from August 23, 2013 (inception) to March 31, 2014, and the related notes to the financial statements. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services Corp. as of March 31, 2014, and the results of its operations and its cash flows for the period from August 23, 2013 (inception) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/McGladrey LLP

New York, NY

August 27, 2014

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF FINANCIAL POSITION

March 31, 2014

(in thousands)

ASSETS
Deferred financing costs	$658

Total Assets	$658

LIABILITIES AND NET ASSETS
LIABILITIES:
Due to related party	$817

NET ASSETS:
Common stock, par value $0.02 per share (200,000,000 authorized; none issued and outstanding)	$—
Additional paid in capital	—
Deficit	(159)

Net Assets	(159)

Total Liabilities and Net Assets	$658

Net Asset Value Per Share	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF OPERATIONS

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)
Expenses:
Professional fees	158
Filing fees	1

Total expenses	159

Net loss	$(159)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)	Common Stock	Additional Paid-in Capital	Deficit	Total
Balance, beginning of period	$—	$—	$—	$—
Net loss	—	—	(159)	(159)

Balance at March 31, 2014	$—	$—	$(159)	$(159)

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

STATEMENT OF CASH FLOWS

For The Period From August 23, 2013 (Inception) Through March 31, 2014

(in thousands)
Cash flows from operating activities:
Net loss	$(159)
Changes in operating assets and liabilities:
Due to related parties	817

Net cash provided by operating activities	658

Cash flows from financing activities:
Additions to deferred financing costs	(658)

Net increase in cash	—
Cash, beginning of period	—

Cash, end of period	$—

The accompanying notes are an integral part of these financial statements.

NEWTEK BUSINESS SERVICES CORP.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Newtek Business Services Corp. (the “Company”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland through merger of Newtek NY into the Company as its successor (the “Merger”). The Company will assume all of the assets and liabilities of Newtek NY and in conjunction with the Merger, shares of Newtek NY will be converted into shares of the Company and Newtek NY will cease to exist. The Merger is contingent upon the successful completion of a proposed public offering of additional shares of the stock of the Company. The Company anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “BDC Election”), and intends to operate subsequently as an internally managed, non-diversified closed-end investment company.

Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective — to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses. The Company’s investment objective also is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. As of March 31, 2014, the Company has not yet begun operations.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation. These costs are expensed as incurred. For the period from inception through March 31, 2014, the Company incurred organization costs of approximately $159,000 which is included in the accompanying statement of operations.

Offering Costs

The Company’s offering costs include, among other things, legal fees, accounting fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 and the Proxy Prospectus on Form N-14, with respect to the Merger and the proposed public offering of its common shares. During the period from August 23, 2013 (inception) through March 31, 2014, the Company had incurred offering costs of approximately $658,000, which were paid or accrued on behalf of the Company by Newtek NY and have been recorded as deferred financing costs in the accompanying statement of financial position.

NOTE 2 — RELATED PARTY TRANSACTIONS

In connection with the Company’s BDC Election, the Company has incurred since inception and through March 31, 2014 approximately $817,000 in organization and offering costs. Newtek NY has paid for or accrued all of these costs and the Company has recorded this amount as due to related party as of March 31, 2014.

NOTE 3 — SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 27, 2014, the date the financial statements were available for issuance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Newtek Business Services Corp.

We have audited the accompanying consolidated special purpose schedule of investments of Newtek Business Services Corp. (“Newtek Corp.”) as of March 31, 2014. This consolidated special purpose schedule of investments is the responsibility of Newtek Business Services, Inc.’s (“Newtek Inc.”) management, as current holder of the investments. Our responsibility is to express an opinion on this consolidated special purpose schedule of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated special purpose schedule of investments is free of material misstatement. Newtek Inc. is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of Newtek Inc.’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Newtek Inc.’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated special purpose schedule of investments, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated special purpose schedule of investments. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated special purpose schedule of investments referred to above presents fairly, in all material respects, the investments to be merged into Newtek Business Services, Corp. as of March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

McGladrey LLP

New York, New York

August 27, 2014

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Performing SBA loans (1):
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Note	Prime plus 2.75%	3/31/2024	1,250.0	1,250.0	1,135.5	0.64%

Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle Outfitters	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	3/31/2039	449.0	449.0	437.6	0.25%

RDT Enterprises, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2028	141.2	141.2	140.2	0.08%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	101.5	101.5	102.6	0.06%

Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC)	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/31/2039	117.5	117.5	102.3	0.06%

Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2024	164.3	164.3	139.8	0.08%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	21.4	21.4	21.6	0.01%

Wilban LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/28/2039	427.5	427.5	414.3	0.24%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	23.9	23.9	24.2	0.01%

Sapienzo Properties LLC (EPC) CNS Self-Storage Inc. (OC)	Real Estate	Term Note	Prime plus 2.75%	3/27/2039	193.8	193.8	195.9	0.11%

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/27/2024	86.1	86.1	78.4	0.04%

Hascher Gabelstapler Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	3/26/2024	143.3	143.3	129.1	0.07%

Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Note	Prime plus 2.75%	3/21/2039	145.0	145.0	134.5	0.07%

636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Company	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	3/20/2039	497.5	497.5	503.1	0.29%

Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/20/2039	110.8	110.8	112.0	0.06%

Kinisi, Inc. dba The River North UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/18/2024	41.3	41.3	36.3	0.02%

Tortilla King, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2029	447.3	447.3	444.2	0.26%

SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Note	Prime plus 2.75%	3/14/2039	408.0	408.0	408.6	0.24%

Tortilla King Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2039	216.9	216.9	203.4	0.11%

Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/13/2039	223.5	223.5	226.0	0.13%

Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Note	Prime plus 2.75%	3/7/2039	157.5	157.5	152.6	0.08%

Onofrio’s Fresh Cut Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/6/2024	75.0	75.0	68.6	0.04%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/3/2039	135.6	135.6	124.1	0.07%

Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/28/2024	350.6	350.6	318.0	0.18%

952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	211.0	211.0	197.3	0.11%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	2/28/2039	214.2	214.2	202.4	0.11%

Choe Trade Group Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/28/2024	159.3	159.3	154.1	0.09%

R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2039	417.5	417.5	396.1	0.22%

Pindar Associates LLC, Pidar Vineyards LLC,	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	2/25/2024	712.3	712.3	700.3	0.40%

96 Mill Street LLC, Central Pizza LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/12/2039	141.3	141.3	142.8	0.08%

JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Note	Prime plus 2.75%	2/11/2024	280.0	280.0	231.8	0.13%

Awesome Pets II Inc. dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	2/7/2024	83.2	83.2	69.1	0.04%

986 Dixwell Avenue Holding Company, LLC(EPC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/7/2039	99.1	99.1	95.5	0.05%

Sovereign Communications LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	2/7/2024	907.8	907.8	730.4	0.42%

Robert Star Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	2/5/2024	46.8	46.8	46.0	0.03%

Atlas Mountain Construction LLC	Construction of Buildings	Term Note	Prime plus 2.75%	1/28/2024	16.5	16.4	16.1	0.01%

Filson Rental Properties LLC and Aqua Treatment Services Inc.	Machinery Manufacturing	Term Note	Prime plus 2.75%	1/28/2024	132.2	132.2	129.9	0.07%

Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	1/27/2039	129.4	129.2	127.3	0.07%

3Fmanagement LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	1/24/2024	425.0	422.4	359.0	0.21%

JDR Industries Inc. dba CST-The Composites Store	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	1/21/2024	140.3	139.4	118.8	0.07%

Icore Enterprises Inc. dba Air Flow Filters Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	1/15/2024	21.8	21.6	21.2	0.01%

Nutmeg North Associates LLC (OC) Steeltech Building Products Inc.	Construction of Buildings	Term Note	Prime plus 2.75%	12/31/2038	897.3	894.5	838.7	0.48%

Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/30/2027	712.5	712.5	693.5	0.39%
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Note	Prime plus 2.75%	12/31/2023	18.7	18.7	15.1	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	12/27/2038	322.5	321.6	297.5	0.16%

CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC)	Food Manufacturing	Term Note	Prime plus 2.75%	12/27/2023	656.3	656.3	645.1	0.36%

Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/26/2023	240.5	237.5	225.2	0.12%

KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/23/2028	190.0	188.7	181.9	0.10%

AIP Enterprises LLC and Spider’s Web Inc. dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	12/20/2038	962.5	959.7	959.4	0.54%

Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	221.5	220.9	217.7	0.12%

Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Note	Prime plus 2.75%	12/20/2038	88.9	88.6	89.6	0.05%

JackRabbit Sports Inc.	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/20/2023	581.3	569.4	559.7	0.31%

Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	12/19/2023	14.4	14.2	12.5	0.01%

PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/19/2038	555.2	553.6	527.9	0.29%

Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/18/2023	53.7	53.1	49.7	0.03%

TAK Properties LLC and Kinderland Inc.	Social Assistance	Term Note	Prime plus 2.75%	12/18/2038	405.0	403.9	383.3	0.21%

TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	12/13/2023	18.0	18.0	16.0	0.01%

8 Minute Oil Change of Springfield Corporation	Repair and Maintenance	Term Note	Prime plus 2.75%	12/12/2038	196.7	196.2	193.7	0.11%

AUM Estates LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/12/2023	87.5	86.4	76.2	0.04%

920 CHR Realty LLC (EPC) V. Garofalo Carting Inc. (OC)	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	12/10/2038	418.1	416.9	421.6	0.23%

DKB Transport Corp	Truck Transportation	Term Note	Prime plus 2.75%	12/5/2038	138.7	138.3	139.9	0.08%

Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2038	104.2	103.9	93.3	0.05%

Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/3/2023	545.7	538.9	469.1	0.26%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Spectrum Development LLC and Solvit Inc. & Solvit North, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/2/2023	387.2	382.5	331.0	0.18%

Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	11/27/2023	67.2	66.0	54.2	0.03%

BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	11/27/2038	76.5	76.2	74.2	0.04%

Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/26/2023	162.6	162.6	153.1	0.08%

TNDV: Television LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	11/26/2038	253.8	252.6	246.3	0.14%

Wallace Holdings LLC (EPC) GFA International Inc. (OC)	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.5%	11/25/2023	125.0	122.6	99.6	0.06%

AcuCall LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/21/2023	15.8	15.4	12.1	0.01%

Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	11/18/2023	45.0	45.0	36.9	0.02%

Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Note	Prime plus 2.75%	11/18/2038	1,250.0	1,244.6	1,097.3	0.61%

Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Note	Prime plus 2.75%	11/15/2023	75.0	73.6	60.2	0.03%

River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Note	Prime plus 2.75%	11/15/2023	20.0	15.4	13.5	0.01%

Kup’s Auto Spa Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	11/15/2038	396.7	394.9	391.7	0.22%

Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/14/2023	8.3	8.2	6.4	0.00%

Armin and Kian Inc. dba The UPS Store 3714	Couriers and Messengers	Term Note	Prime plus 2.75%	11/13/2023	56.5	55.4	43.6	0.02%

Polpo Realty, LLC (EPC) & Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/6/2038	62.5	62.5	63.2	0.03%

Master CNC Inc. & Master Properties LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	10/31/2038	596.6	593.1	540.4	0.30%

1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/31/2038	212.5	211.3	207.5	0.11%

Logistics Business Solutions Inc. dba The UPS Store	Administrative and Support Services	Term Note	Prime plus 2.75%	10/31/2023	50.0	49.4	44.2	0.02%

Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Note	Prime plus 2.75%	10/31/2023	42.8	42.1	39.9	0.02%

Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Note	Prime plus 2.75%	10/31/2038	945.0	940.4	885.0	0.49%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Mid-Land Sheet Metal Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/31/2038	137.5	136.7	133.5	0.07%

SituatioNormal LLC	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	10/29/2023	19.5	19.0	16.4	0.01%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	586.7	584.1	590.5	0.33%

A-1 Quality Services Corporation	Administrative and Support Services	Term Note	Prime plus 2.75%	10/29/2023	8.8	8.6	6.8	0.00%

New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	10/29/2023	331.3	323.0	270.6	0.15%

Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	10/24/2023	240.1	235.6	223.0	0.12%

Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	10/24/2038	246.3	244.8	228.6	0.13%

KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/18/2023	25.7	25.1	22.6	0.01%

Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	10/18/2023	87.5	85.3	72.3	0.04%

Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	9/30/2038	223.7	222.1	210.4	0.12%

Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	312.5	311.1	302.8	0.17%

Cencon Properties LLC and Central Connecticut Warehousing Company, Inc.	Warehousing and Storage	Term Note	Prime plus 2.75%	9/30/2038	344.5	342.7	341.8	0.19%

AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	9/30/2023	117.8	114.1	89.7	0.05%

Lenoir Business Partners LLC (EPC) LP Industries, Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	322.7	322.1	310.3	0.17%

Top Properties LLC and LP Industries, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/30/2038	120.0	119.6	120.9	0.07%

First Steps Real Estate Company, LLC (EPC) and First Steps Preschool —	Social Assistance	Term Note	Prime plus 2.75%	9/30/2038	97.6	96.9	89.2	0.05%

Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC)	Gasoline Stations	Term Note	Prime plus 2.75%	9/30/2038	676.3	673.1	613.8	0.34%

Shepher District’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2023	1,050.0	1,017.3	1,000.0	0.55%

Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2038	335.1	332.6	320.0	0.18%

Gabrielle Realty, LLC	Gasoline Stations	Term Note	Prime plus 2.75%	9/27/2038	757.5	752.0	708.1	0.39%

Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Note	Prime plus 2.75%	8/27/2028	405.7	398.9	396.2	0.22%

Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Note	Prime plus 2.75%	9/27/2023	62.5	61.3	60.3	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	51.3	50.9	51.4	0.03%

Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/26/2038	100.0	99.4	100.5	0.06%

Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2038	463.8	460.3	465.4	0.26%

D’Elia Auto Repair Inc dba D’Elia Auto Body	Repair and Maintenance	Term Note	Prime plus 2.75%	9/26/2023	15.0	14.5	11.8	0.01%

HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/26/2023	262.5	262.5	238.5	0.13%

Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	23.9	23.9	24.1	0.01%

Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/25/2023	14.2	13.8	10.9	0.01%

Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	EducationalServices	Term Note	Prime plus 2.75%	9/20/2023	46.2	45.0	37.3	0.02%

Faith Memorial Chapel LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/20/2038	268.4	266.4	256.3	0.14%

Westville Seafood LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2038	112.3	111.5	104.3	0.06%

Maynard Enterprises Inc. dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	9/18/2023	16.1	15.7	13.4	0.01%

Grafio Inc. dba Omega Learning Center-Acworth	EducationalServices	Term Note	Prime plus 2.75%	9/13/2023	156.3	151.4	126.1	0.07%

The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/12/2023	421.3	421.0	350.8	0.19%

Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/12/2028	54.8	53.8	48.8	0.03%

Prospect Kids Academy Inc.	Educational Services	Term Note	Prime plus 2.75%	9/11/2038	124.3	123.3	119.7	0.07%

Alma J. and William R. Walton (EPC) and Almas Child Day Care Center, Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/11/2038	39.5	39.2	39.6	0.02%

B for Brunette dba Blo	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/10/2023	53.4	52.4	41.8	0.02%

Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companion	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/4/2038	224.2	222.6	210.6	0.12%

Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/30/2023	187.5	180.5	176.2	0.10%

IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2023	687.5	661.6	568.7	0.31%

ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	8/30/2023	906.3	870.3	784.6	0.43%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Excel RP Inc.	Machinery Manufacturing	Term Note	Prime plus 2.75%	8/30/2023	130.3	125.4	116.5	0.06%

Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Note	Prime plus 2.75%	8/30/2023	43.3	41.6	38.3	0.02%

Mojo Brands Media LLC dba The Daily Buzz; Life, Love.Shopping	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	8/28/2023	784.0	754.6	612.1	0.34%

Ramard Inc and Advanced Health Sciences Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/28/2023	187.5	180.5	141.9	0.08%

RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Note	Prime plus 2.75%	8/26/2023	85.8	82.7	81.3	0.04%

JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Note	Prime plus 2.75%	8/16/2023	19.5	18.8	15.9	0.01%

Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	8/15/2023	65.0	62.1	58.9	0.03%

Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	8/14/2038	445.0	441.1	397.2	0.22%

Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/12/2023	22.5	21.8	17.9	0.01%

VesperGroup LLC dba The Wine Cellar	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/5/2023	45.0	43.3	36.2	0.02%

Blacknorange2 LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/31/2023	175.0	169.5	138.3	0.08%

209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC)	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/29/2038	83.9	83.0	80.2	0.04%

Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/26/2038	190.0	188.0	176.7	0.10%

Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	7/24/2023	11.3	10.8	10.6	0.01%

Angkor Restaurant Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/19/2038	93.0	92.0	90.6	0.05%

Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2023	87.8	83.9	78.3	0.04%

Harbor Ventilation Inc. and Estes Investment, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/19/2038	92.1	91.3	87.3	0.05%

Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Note	Prime plus 2.75%	7/17/2023	53.7	51.4	40.4	0.02%

JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	121.0	119.6	120.9	0.07%

Maxiflex LLC	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	6/28/2023	153.5	146.0	143.6	0.08%

GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2038	97.5	96.3	97.4	0.05%

J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	6/28/2025	748.8	742.3	666.5	0.37%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Emerald Ironworks Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/27/2023	72.0	68.7	57.2	0.03%

Contract Packaging Services Inc. dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/21/2023	851.8	814.3	715.0	0.40%

DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/20/2023	11.6	11.0	8.6	0.00%

2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Note	Prime plus 2.75%	6/19/2026	1,250.0	1,110.8	1,076.9	0.60%

Blakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Note	Prime plus 2.75%	6/18/2028	875.0	850.3	844.4	0.47%

KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/14/2023	343.8	326.5	265.5	0.15%

Elite Structures Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/12/2038	932.8	921.6	931.1	0.52%

Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Note	6.00%	6/10/2036	191.0	161.8	163.1	0.09%

CBS Advertising Distributors LLC dba CBS Advertising Distributors LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/6/2023	9.6	9.0	7.1	0.00%

(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/5/2038	188.3	186.0	170.8	0.09%

(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	6/5/2038	186.3	184.1	178.7	0.10%

RXSB, Inc. dba Medicine Shoppe	Health and Personal Care Stores	Term Note	Prime plus 2.75%	5/30/2023	186.3	176.5	138.8	0.08%

Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	5/31/2023	440.7	416.5	383.6	0.21%

RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Note	Prime plus 2.75%	5/31/2023	300.0	282.1	231.6	0.13%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	5/31/2023	162.0	157.9	150.9	0.08%

Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/28/2023	63.5	60.0	53.3	0.03%

Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/24/2023	68.8	63.3	49.8	0.03%

Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	5/20/2023	17.1	16.1	12.7	0.01%

Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	5/15/2023	116.3	110.3	95.8	0.05%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Atlas Mountain Construction, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	5/13/2038	127.2	125.6	127.0	0.07%

Peanut Butter & Co., Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2023	100.0	93.6	75.0	0.04%

PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	4/30/2038	550.0	541.8	510.4	0.28%

PA Farm Products LLC and E & I Holdings LP	Food Manufacturing	Term Note	Prime plus 2.75%	4/30/2030	1,248.8	1,236.3	1,071.0	0.59%

Brothers International Desserts	Food Manufacturing	Term Note	Prime plus 2.75%	4/26/2023	230.0	215.5	194.0	0.11%

Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Note	Prime plus 2.75%	4/22/2023	78.8	74.7	62.9	0.03%

Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Note	Prime plus 2.75%	4/18/2038	151.0	148.8	150.4	0.08%

Event Mecca LLC	Other Information Services	Term Note	Prime plus 2.75%	4/10/2023	14.2	13.3	10.3	0.01%

MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Note	Prime plus 2.75%	3/29/2038	336.0	330.5	299.7	0.17%

1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC)	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/29/2038	124.6	122.6	113.9	0.06%

Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	3/29/2038	500.0	490.2	498.0	0.28%

Olalekan O. and Lisa T. Solanke (EPC) A World So Special Inc dba The A	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	3/28/2038	177.5	175.9	179.3	0.10%

Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/27/2023	17.2	16.1	14.5	0.01%

Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Note	Prime plus 2.75%	3/27/2023	217.5	202.4	194.3	0.11%

A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Note	Prime plus 2.75%	3/27/2038	330.3	324.8	316.9	0.18%

Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Note	Prime plus 2.75%	3/27/2028	271.7	261.2	261.4	0.14%

American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/25/2038	537.5	528.7	498.8	0.28%

Michael A. and Heather R. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	3/22/2038	67.5	66.4	64.8	0.04%

M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	3/21/2023	288.7	268.3	248.4	0.14%

Truth Technologies Inc. dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/21/2023	79.5	74.0	59.5	0.03%

J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	3/20/2023	181.3	168.6	167.1	0.09%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
MPE Realty Partners, LP (EPC) and Coren Metalcrafts Company (OC)	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/19/2028	150.2	144.4	144.5	0.08%

Stellar Environmental LLC	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	3/18/2023	56.3	52.4	50.3	0.03%

N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Note	Prime plus 2.75%	3/15/2038	129.3	127.2	129.6	0.07%

Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	3/15/2023	523.0	486.6	430.0	0.24%

AUM Estates, LLC and Sculpted Figures Plastics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/14/2038	618.7	608.6	562.3	0.31%

Golden Gate Lodging LLC (OC)	Accommodation	Term Note	Prime plus 2.75%	3/12/2038	115.0	113.1	109.7	0.06%

Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/8/2038	73.8	72.5	73.9	0.04%

River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2038	475.2	466.6	447.3	0.25%

Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2023	103.8	96.6	74.6	0.04%

Grand Manor Realty, Inc.	Real Estate	Term Note	Prime plus 2.75%	2/20/2023	21.8	20.1	15.5	0.01%

Osceola River Mill, LLC(EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Note	Prime plus 2.75%	2/20/2038	86.3	84.7	82.3	0.05%

Java Warung, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/19/2038	51.0	50.2	49.0	0.03%

Pacheco Investments LLC (EPC) Pacheco Brothers Gardening Inc. (OC)	Administrative and Support Services	Term Note	Prime plus 2.75%	2/15/2038	425.0	416.6	411.1	0.23%

Nancy & Karl Schmidt (EPC) Moments to Remember USA LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/15/2038	106.2	104.4	101.7	0.06%

Orient Direct, Inc. dba Spracht, Celltek, ODI, ODI Security	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	2/12/2023	84.9	77.5	59.9	0.03%

Knits R Us, Inc. dba NYC Sports / Mingle	Textile Mills	Term Note	Prime plus 2.75%	2/11/2038	125.0	122.8	125.1	0.07%

North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	2/6/2023	15.0	13.9	13.7	0.01%

MJD Investments, LLC dba The Community Day School	Social Assistance	Term Note	Prime plus 2.75%	1/31/2038	258.3	253.3	239.6	0.13%

EZ Towing, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/31/2023	145.0	133.1	112.4	0.06%

Physicians Medical Billing Specialists Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/31/2023	131.3	95.2	94.3	0.05%

Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/28/2038	440.5	433.7	412.2	0.23%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical Supply	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/31/2028	271.5	259.2	221.6	0.12%

Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Note	Prime plus 2.75%	12/31/2022	97.5	88.9	69.7	0.04%

Macho LLC (EPC) Madelaine Chocolate Novelties Inc. (OC)	Food Manufacturing	Term Note	Prime plus 2.75%	12/31/2037	500.0	491.7	501.1	0.28%

John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/28/2022	513.7	468.4	455.1	0.25%

Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Note	Prime plus 2.75%	12/28/2022	132.9	121.4	118.3	0.07%

Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2022	49.8	45.4	40.2	0.02%

Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/28/2037	205.5	201.2	201.5	0.11%

Babie Bunnie Enterprises Inc. dba Triangle Mothercare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/28/2022	46.3	42.1	32.5	0.02%

Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	12/27/2022	166.8	152.0	150.6	0.08%

Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/27/2037	517.5	508.2	517.9	0.29%

Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/21/2022	66.2	60.1	51.2	0.03%

Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/20/2027	389.6	370.2	310.0	0.17%

Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/20/2022	225.0	205.8	180.4	0.10%

The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/17/2022	22.5	20.5	20.3	0.01%

Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	12/11/2022	42.5	38.4	38.1	0.02%

G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen and D	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2022	127.1	115.8	94.9	0.05%

Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/30/2037	286.5	280.2	274.2	0.15%

Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/30/2022	387.5	350.8	270.9	0.15%

Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Note	Prime plus 2.75%	11/30/2037	136.5	133.7	114.2	0.06%

Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1 LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/29/2023	400.0	385.1	342.8	0.19%

214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Note	Prime plus 2.75%	11/29/2037	153.9	150.4	145.1	0.08%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	11/28/2037	223.8	218.7	219.2	0.12%

Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/27/2037	185.2	181.3	176.4	0.10%

D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	11/27/2022	9.7	8.8	6.8	0.00%

DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Note	Prime plus 2.75%	11/26/2022	65.0	57.6	57.1	0.03%

Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Note	Prime plus 2.75%	11/21/2022	17.0	15.3	13.0	0.01%

U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Note	Prime plus 2.75%	11/21/2037	96.2	94.1	95.9	0.05%

Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/21/2022	275.0	249.7	219.6	0.12%

R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Note	Prime plus 2.75%	11/20/2037	180.0	175.9	173.6	0.10%

PGH Groceries LLC DBA The Great American Super	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/19/2037	68.8	67.2	65.3	0.04%

St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/19/2022	21.0	19.0	18.8	0.01%

Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Note	Prime plus 2.75%	11/9/2022	22.2	20.1	16.7	0.01%

Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Note	Prime plus 2.75%	11/2/2037	265.9	260.0	234.7	0.13%

Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/26/2022	180.0	165.5	127.8	0.07%

Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	10/19/2022	59.8	53.6	53.1	0.03%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2022	180.0	165.5	153.7	0.09%

Feinman Mechanical, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/28/2028	323.0	305.2	270.0	0.15%

LA Diner Inc. dba Loukas LA Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/28/2037	677.5	662.1	674.7	0.37%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/28/2022	258.8	230.8	178.3	0.10%

KabaFusion Holdings, LLC, KabaFusion, LLC & Health Care Services, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/28/2022	80.0	43.3	34.7	0.02%

Dill Street Bar and Grill Inc. and WO Entertainment, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/27/2027	122.9	115.8	98.3	0.05%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Note	Prime plus 2.75%	9/27/2022	76.0	67.7	67.1	0.04%

Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/26/2037	183.7	180.4	172.2	0.10%

Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/26/2022	743.9	684.7	670.0	0.37%

LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Market and Deli	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/21/2037	252.3	245.8	232.0	0.13%

O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/19/2037	65.5	63.8	59.3	0.03%

AdLarge Media LLC dba AdLarge Media LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/13/2022	250.0	223.0	172.2	0.10%

Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/12/2022	19.5	17.4	13.5	0.01%

Paramount Games, Inc. dba Paramount Games, Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	9/4/2025	720.8	667.9	597.4	0.33%

Michael J. Speeney & Joyce Speeney, R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2037	367.5	357.5	364.3	0.20%

R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/31/2022	155.0	137.0	135.8	0.08%

KabaFusion Holdings LLC KabaFusion LLC Home Care Services Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/31/2022	470.0	420.5	332.0	0.18%

AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Note	Prime plus 2.75%	8/27/2022	16.5	14.7	14.3	0.01%

New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Note	Prime plus 2.75%	8/23/2037	285.6	277.9	248.2	0.14%

Suncoast Aluminum Furniture, Inc.	Furniture and Related Product Manufacturing	Term Note	Prime plus 2.75%	8/17/2037	360.0	350.2	355.2	0.20%

Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	8/3/2022	185.0	164.6	145.7	0.08%

Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	7/27/2022	107.3	94.1	87.7	0.05%

Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/27/2022	15.0	13.0	11.7	0.01%

Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Note	Prime plus 2.75%	7/25/2022	50.0	45.7	43.9	0.02%

WPI, LLC	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	6/29/2024	129.5	116.5	102.7	0.06%

Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2022	1,166.7	1,056.3	969.6	0.54%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Note	Prime plus 2.75%	6/29/2037	288.5	279.5	265.1	0.15%

Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/28/2022	194.0	169.7	168.2	0.09%

Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Note	Prime plus 2.75%	6/27/2037	69.8	67.6	66.2	0.04%

BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	6/22/2026	521.2	483.3	420.5	0.23%

KIND-ER-ZZ Inc. dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/15/2022	50.0	43.1	33.6	0.02%

Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/14/2022	20.3	17.6	13.6	0.01%

Four FiftyThree Realty LLC and Milano Series International Products	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/14/2037	220.5	213.6	217.7	0.12%

TNDV: Television LLC	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	6/13/2022	127.5	111.1	100.9	0.06%

Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Note	Prime plus 2.75%	5/30/2022	137.0	118.4	105.9	0.06%

Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	5/31/2030	154.9	145.9	137.8	0.08%

Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/31/2022	47.9	37.0	36.7	0.02%

5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/31/2037	121.3	117.6	115.1	0.06%

ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	5/31/2037	62.9	60.8	58.9	0.03%

Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/17/2037	284.0	274.7	274.3	0.15%

Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	5/10/2022	22.5	19.5	15.0	0.01%

STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/9/2037	131.8	127.9	122.5	0.07%

Bisson Transportation, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2037	588.1	570.4	530.8	0.29%

Bisson Moving & Storage Company Bisson Transportation Inc.	Truck Transportation	Term Note	Prime plus 2.75%	5/7/2022	528.7	467.6	427.7	0.24%

Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Note	Prime plus 2.75%	5/3/2037	381.3	368.8	375.8	0.21%

Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Note	Prime plus 2.75%	4/30/2022	125.0	107.7	106.7	0.06%

Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/27/2022	8.2	7.1	6.5	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	4/25/2022	228.8	199.0	169.5	0.09%

Zane Filippone Co Inc. dba Culligan Water Conditioning	Nonstore Retailers	Term Note	Prime plus 2.75%	4/12/2022	558.2	483.7	448.8	0.25%

Indoor Playgrounds Limited Liability Company	Educational Services	Term Note	Prime plus 2.75%	4/5/2022	19.5	15.5	14.3	0.01%

Access Staffing, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/30/2022	187.5	159.6	132.3	0.07%

Brandywine Picnic Park, Inc. and B. Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/30/2031	231.5	218.3	220.6	0.12%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	3/30/2022	466.2	396.3	352.4	0.19%

Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2037	755.4	735.0	751.7	0.42%

Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	3/23/2028	103.7	95.8	85.6	0.05%

Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	3/22/2027	1,178.8	1,080.9	1,002.5	0.55%

BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Note	Prime plus 2.75%	3/2/2022	451.3	371.2	313.7	0.17%

ATC Fitness, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2022	10.2	8.6	8.2	0.00%

Amical Enterprises, Inc., Integrated Software Solutions Corp.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	2/10/2037	85.0	81.8	81.7	0.05%

Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/24/2032	141.3	134.5	133.7	0.07%

ATI Jet, Inc., ATI Jet Sales, LLC and Tohme Family Trust	Air Transportation	Term Note	Prime plus 2.75%	12/28/2026	852.8	781.2	742.5	0.41%

J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/22/2036	495.0	476.9	487.7	0.27%

Drivertech, LLC	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	12/20/2021	312.5	258.5	214.4	0.12%

K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/20/2021	73.6	61.1	50.7	0.03%

15 Frederick Place LLC & Pioneer Windows Holdings Inc. & Subs dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/16/2021	250.0	207.4	205.4	0.11%

M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	12/15/2021	238.2	190.5	172.2	0.10%

Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Note	Prime plus 2.75%	12/15/2021	130.8	108.4	105.3	0.06%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
GP Enterprises LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	727.5	698.2	714.1	0.39%

GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/15/2036	522.5	501.5	512.9	0.28%

Taylor Transport, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	12/8/2021	515.5	423.0	403.1	0.22%

City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Note	Prime plus 2.75%	11/30/2025	165.8	148.8	143.4	0.08%

Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Note	Prime plus 2.75%	11/21/2021	337.5	300.3	297.4	0.16%

Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	11/18/2026	192.5	174.7	160.2	0.09%

Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/16/2021	62.5	51.6	50.6	0.03%

MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Note	Prime plus 2.75%	11/10/2021	137.5	113.2	96.3	0.05%

KabaFusion Holdings, LLC and Home Care Services, Inc. and KabaFusion	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/26/2021	312.5	251.1	211.6	0.12%

K9 Bytes, Inc & Epazz, Inc. dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	10/26/2021	58.7	48.0	40.8	0.02%

Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Note	Prime plus 2.75%	10/25/2036	938.3	896.6	896.4	0.50%

28 Cornelia Street Properties, LLC and Zouk, Ltd.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/25/2021	22.5	18.4	18.2	0.01%

C & G Engines Corp.	Transportation Equipment Manufacturing	Term Note	Prime plus 2.75%	9/30/2021	1,041.4	854.5	759.7	0.42%

Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/30/2021	302.5	242.5	233.3	0.13%

PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/30/2036	137.5	131.2	131.8	0.07%

39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	28.5	27.1	27.7	0.02%

39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/30/2036	83.3	79.4	81.1	0.04%

Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/28/2021	1,070.0	863.1	715.8	0.40%

Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	9/28/2036	422.6	403.5	412.6	0.23%

Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	9/26/2021	62.5	50.6	43.9	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	9/8/2021	400.0	225.1	186.7	0.10%

Sure Fire Protection Company Incorporated	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/7/2021	18.0	14.6	12.1	0.01%

Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2036	16.4	15.7	15.4	0.01%

Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Note	Prime plus 2.75%	8/31/2021	575.0	465.0	446.1	0.25%

SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/31/2021	806.2	638.9	611.3	0.34%

Trademark Equipment Company Inc. and David A. Daniel	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	8/19/2036	133.6	127.2	125.9	0.07%

Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	8/19/2021	187.5	142.0	140.6	0.08%

A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	8/12/2036	101.0	96.2	97.9	0.05%

Valiev Ballet Academy, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Note	Prime plus 2.75%	8/12/2036	91.5	87.1	85.0	0.05%

LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/3/2036	77.5	73.3	75.0	0.04%

Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	7/29/2021	17.5	10.5	10.3	0.01%

MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/30/2036	248.5	235.9	228.6	0.13%

Jenny’s Wunderland, Inc.	Social Assistance	Term Note	Prime plus 2.75%	6/29/2036	160.5	153.0	145.3	0.08%

Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2036	44.8	42.7	43.1	0.02%

Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/29/2036	338.1	326.7	334.1	0.18%

Nextgen, LLC & Tri Span, Inc dba Nextgen	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/22/2036	275.0	258.5	252.8	0.14%

Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/22/2021	250.0	197.1	163.5	0.09%

Nextgen, LLC & Tri Span, Inc dba Nextgen	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/22/2036	60.5	54.3	53.4	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	6/17/2021	426.0	336.8	333.4	0.18%

Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/15/2036	184.8	175.6	174.0	0.10%

Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	6/13/2036	256.1	243.2	232.6	0.13%

Major Queens Body & Fender Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	6/10/2021	28.6	22.8	22.6	0.01%

J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/8/2036	449.3	427.9	424.1	0.23%

Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	6/3/2021	65.5	50.1	42.0	0.02%

Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/31/2021	7.5	5.9	5.3	0.00%

Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Note	Prime plus 2.75%	5/27/2021	16.5	13.0	12.8	0.01%

Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	5/25/2021	212.5	165.6	150.6	0.08%

Home Care Services, Inc. and KabaFusion, LLC and KabaFusion Holdings	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/13/2021	413.8	326.8	275.3	0.15%

MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/26/2021	46.0	35.6	29.5	0.02%

Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	4/25/2036	138.1	130.4	133.4	0.07%

Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Note	Prime plus 2.75%	4/20/2036	127.5	120.6	122.9	0.07%

Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Note	Prime plus 2.75%	4/18/2036	129.5	122.5	125.2	0.07%

3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	4/13/2036	170.0	160.5	158.8	0.09%

Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Note	Prime plus 2.75%	4/4/2021	625.0	482.7	476.8	0.26%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/30/2021	3.8	2.9	2.8	0.00%

JOKR Enterprises, PLLC	Repair and Maintenance	Term Note	Prime plus 2.75%	3/30/2036	292.2	275.8	276.8	0.15%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/29/2023	93.0	75.9	73.6	0.04%

Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Note	Prime plus 2.75%	3/24/2036	15.5	14.6	15.1	0.01%

Actknowledge,Inc dba Actknowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	3/21/2021	57.3	43.9	39.3	0.02%

Food & Beverage Associates Of N.J. Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/11/2021	10.0	7.5	7.4	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	3/11/2036	19.6	18.6	19.2	0.01%

Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Note	Prime plus 2.75%	3/10/2021	153.0	117.3	107.0	0.06%

LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/28/2021	75.1	56.9	51.1	0.03%

QuelhiKids, LLC dba Kidville Carlsbad	Educational Services	Term Note	Prime plus 2.75%	2/28/2026	27.5	21.7	19.7	0.01%

Stephen Frank, Patricia Frank and Suds Express LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	2/25/2023	63.0	51.1	50.9	0.03%

Reminder Media, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	2/15/2021	200.0	151.5	149.9	0.08%

SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/11/2036	61.0	57.7	58.8	0.03%

Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Note	Prime plus 2.75%	1/31/2036	31.1	29.2	30.1	0.02%

Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Note	Prime plus 2.75%	1/28/2036	113.4	106.6	109.7	0.06%

Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/28/2021	12.5	9.4	8.4	0.00%

Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	1/24/2021	100.8	77.4	69.3	0.04%

Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	1/14/2027	117.6	102.6	100.6	0.06%

Arrow Critical Supply Solution, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	1/12/2021	30.0	22.5	20.2	0.01%

Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/29/2020	5.0	3.8	3.7	0.00%

Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/29/2020	7.6	5.7	5.1	0.00%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	189.5	178.1	183.3	0.10%

Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	12/22/2035	74.3	70.0	72.0	0.04%

Marine Container Services, Inc. & Management Consulting Brokerage, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	12/21/2020	50.3	37.3	36.9	0.02%

Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Note	Prime plus 2.75%	12/17/2035	27.7	26.0	26.3	0.01%

Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/13/2020	20.5	15.2	13.6	0.01%

Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Note	Prime plus 2.75%	11/30/2035	34.0	31.9	32.6	0.02%

Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/1/2020	66.4	48.0	47.4	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	11/19/2035	50.0	45.9	47.2	0.03%

Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/18/2020	42.5	31.1	30.8	0.02%

Alexandra and James, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/16/2020	200.0	146.9	131.5	0.07%

West Cobb Enterprises, Inc. and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	11/12/2035	148.7	139.3	139.4	0.08%

Somerset Rehabilitation Services, P.A. and William Kasserman	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/29/2020	40.0	29.1	28.8	0.02%

Interim Healthcare of Delaware, LLC dba Interim Healthcare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/21/2020	73.0	52.0	51.5	0.03%

Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/20/2020	43.5	31.7	31.1	0.02%

R2 Tape, Inc. dba Presto Tape and Michael J.and Joyce Spenney	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	10/20/2020	224.4	163.5	159.3	0.09%

Bright Blooms, LLC dba BrightStar of Boise	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/19/2020	24.4	17.8	17.6	0.01%

Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	10/6/2035	146.6	137.5	141.6	0.08%

Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/4/2035	122.5	115.3	118.7	0.07%

Wise Forklift Inc.	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	10/1/2020	296.8	213.3	211.2	0.12%

California College of Communications, Inc.	Educational Services	Term Note	Prime plus 2.75%	11/2/2020	172.5	125.8	112.6	0.06%

Diag, LLC dba Kidville	Educational Services	Term Note	Prime plus 2.75%	6/21/2020	37.5	25.8	23.1	0.01%

Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/30/2035	228.2	212.9	187.4	0.10%

Epazz, Inc dba Epazz	Publishing Industries (except Internet)	Term Note	Prime plus 2.75%	9/30/2020	18.5	13.3	11.9	0.01%

Success Express,Inc. dba Success Express	Couriers and Messengers	Term Note	Prime plus 2.75%	9/29/2020	91.8	66.0	59.1	0.03%

Adams & Hancock LLC dba Brightstar Overland Park & Jordon & Pippen, LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/27/2020	19.8	8.9	8.8	0.00%

Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	9/20/2020	204.0	147.1	133.3	0.07%

Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Note	Prime plus 2.75%	9/17/2020	17.7	12.8	12.0	0.01%

Moore Medical Inc. dba Pontchartrain Orthotics & Prosthetics Sports Med	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/10/2020	16.0	11.6	10.6	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
North East Louvers, Inc.	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	9/3/2027	45.0	39.2	39.6	0.02%

Newsome Trucking Inc. and Kevin Newsome	Truck Transportation	Term Note	Prime plus 2.75%	9/2/2035	423.0	395.0	347.7	0.19%

Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Note	Prime plus 2.75%	9/2/2035	50.1	46.7	41.1	0.02%

DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/30/2020	7.5	5.1	5.0	0.00%

Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2020	60.0	42.7	38.3	0.02%

Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	8/27/2035	12.0	11.0	9.7	0.01%

Varjabedian Attorneys PC dba Varjabedian Attorneys	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/23/2020	27.3	6.3	5.7	0.00%

Planet Verte,LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2020	40.0	28.6	25.6	0.01%

B-Tec, LLC dba B-Tec	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/19/2035	45.0	39.3	34.5	0.02%

Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/19/2035	51.7	48.2	42.4	0.02%

Integrated Software Solutions Corp dba MEDEZ	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	7/30/2035	28.8	26.8	23.6	0.01%

Members Only Software	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/30/2020	40.3	28.5	27.0	0.01%

New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	7/29/2035	76.2	70.7	60.7	0.03%

Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2035	105.0	97.6	85.9	0.05%

ActKnowledge,Inc dba ActKnowledge	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/30/2020	50.0	34.9	34.6	0.02%

I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	6/29/2035	74.9	69.6	61.3	0.03%

WeaverVentures, Inc dba The UPS Store	Postal Service	Term Note	Prime plus 2.75%	7/28/2020	23.8	16.7	15.0	0.01%

Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Note	Prime plus 2.75%	8/25/2020	27.5	19.6	19.4	0.01%

Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/25/2020	5.4	3.2	2.9	0.00%

CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Note	Prime plus 2.75%	6/25/2020	26.4	18.1	16.2	0.01%

H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corporation	Accommodation	Term Note	Prime plus 2.75%	7/23/2020	62.0	26.6	26.3	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/22/2035	94.6	87.8	73.9	0.04%

B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	6/22/2035	242.1	224.8	192.2	0.11%

M & H Pine Straw, Inc.and Harris Maloy	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	7/10/2020	67.5	44.5	42.2	0.02%

Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Note	Prime plus 2.75%	7/8/2028	50.0	43.6	43.9	0.02%

ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	7.5	5.2	4.7	0.00%

ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/28/2020	6.1	4.2	3.8	0.00%

Dr. Nelson T. Goff dba Family Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/26/2035	32.1	29.0	25.5	0.01%

Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	8/6/2020	24.3	17.2	17.1	0.01%

GMA Care, Inc. dba Brighstar of Edison	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	5/15/2017	19.7	10.1	9.0	0.00%

M & H Pine Straw, Inc. and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	4/30/2020	183.3	115.4	109.7	0.06%

Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2035	204.0	188.7	163.1	0.09%

Clearbay Enterprises, Inc. dba First Class Kennels	Personal and Laundry Services	Term Note	Prime plus 2.75%	4/30/2034	60.0	55.0	49.3	0.03%

New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/15/2020	24.8	1.2	1.2	0.00%

Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	4/26/2020	6.3	4.3	4.0	0.00%

Taboma Corporation d/b/a BrightStar	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/25/2020	15.6	10.6	10.2	0.01%

Marine Container Services, Inc.	Truck Transportation	Term Note	Prime plus 2.75%	4/25/2020	142.6	96.5	95.0	0.05%

JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/23/2020	15.0	10.2	9.5	0.01%

Caring Hands Pediatrics,P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/9/2020	14.5	9.9	9.2	0.01%

Platinum Operating Co, LLC dba Meineke Car Care Center 2	Repair and Maintenance	Term Note	Prime plus 2.75%	3/5/2035	76.6	71.1	72.4	0.04%

Lahoba,LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/30/2034	42.5	39.1	39.8	0.02%

ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	2/28/2019	15.0	9.2	9.0	0.01%

Adams and Hancock,LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2020	43.6	24.7	23.3	0.01%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Note	Prime plus 2.75%	3/29/2024	126.5	100.5	97.4	0.05%

Music Mountain Water Company,LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Note	Prime plus 2.75%	12/29/2019	185.3	120.9	119.5	0.07%

Bonet Kidz Inc. dba Kidville	Educational Services	Term Note	Prime plus 2.75%	3/16/2020	15.5	7.2	6.8	0.00%

CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Note	Prime plus 2.75%	12/11/2019	58.5	37.0	34.5	0.02%

David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/11/2019	9.0	5.9	5.8	0.00%

Kids at Play LLC dba Kidville	Social Assistance	Term Note	Prime plus 2.75%	3/1/2020	35.4	23.4	21.8	0.01%

KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/19/2034	58.3	53.5	54.3	0.03%

Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Note	Prime plus 2.75%	12/12/2019	10.0	6.5	6.4	0.00%

Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Note	Prime plus 2.75%	11/28/2019	57.0	36.4	33.9	0.02%

Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/29/2034	147.5	135.0	139.0	0.08%

Lebenthal & Co., LLC and Alexandra & James, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	6/29/2019	100.0	60.3	56.3	0.03%

Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	4/17/2019	308.2	174.9	171.6	0.09%

David and Julie Nodland LLC dba Relax The Back	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	9/30/2015	17.4	4.4	4.2	0.00%

Gray Tree Service, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2018	50.0	27.4	27.0	0.01%

Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/15/2016	8.3	2.1	2.0	0.00%

Envy Salon & Spa LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/4/2018	20.3	11.0	10.5	0.01%

Gourmet to You, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	2/28/2019	12.1	6.6	6.3	0.00%

Carnagron LLC dba GearBling	Apparel Manufacturing	Term Note	Prime plus 2.75%	11/1/2018	6.8	3.6	3.5	0.00%

Grapevine Professional Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	1/22/2019	8.2	4.3	4.2	0.00%

Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	9/30/2018	7.5	3.2	3.1	0.00%

Hot Buckles, Inc.	Apparel Manufacturing	Term Note	Prime plus 2.75%	6/27/2018	57.6	29.5	28.2	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Note	Prime plus 2%	12/27/2018	411.5	221.1	207.2	0.11%

Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 2.75%	9/26/2018	425.0	222.3	211.9	0.12%

E & J Weston Corporation dba We Are Eyes	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/24/2018	50.6	27.8	26.5	0.01%

AmpliTech, Inc.	Computer and Electronic Product Manufacturing	Term Note	Prime plus 2.75%	9/20/2015	61.8	16.2	16.0	0.01%

Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Note	Prime plus 2.75%	11/9/2018	88.0	46.5	44.5	0.02%

K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Note	Prime plus 2.75%	8/5/2018	81.3	41.5	40.2	0.02%

Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/30/2018	86.2	42.9	41.8	0.02%

CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Note	Prime plus 2.75%	6/14/2018	144.9	72.8	71.1	0.04%

Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/7/2018	22.5	11.0	10.8	0.01%

Electric Wonderland, Inc. dba Showroom Seven International	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	5/22/2015	52.5	6.5	6.4	0.00%

Beer Table, LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/8/2018	10.5	4.5	4.5	0.00%

D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Note	6.00%	8/1/2031	57.7	53.9	53.9	0.03%

Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning	Repair and Maintenance	Term Note	Prime plus 2.75%	3/29/2018	9.4	4.5	4.4	0.00%

Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/22/2018	49.8	23.6	23.2	0.01%

Shivsakti, LLC dba Knights Inn	Accommodation	Term Note	Prime plus 2.75%	12/20/2032	92.5	80.6	83.0	0.05%

Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Note	6.00%	3/19/2018	87.5	74.2	72.2	0.04%

Zog Inc.	Other Information Services	Term Note	6.00%	3/17/2018	97.5	84.3	81.8	0.05%

Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Note	Prime plus 2.75%	3/12/2018	9.8	4.6	4.5	0.00%

A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	2/15/2018	100.0	45.5	44.6	0.02%

Enewhere Custom Canvas, LLC	Textile Product Mills	Term Note	Prime plus 2.75%	2/15/2018	12.0	5.7	5.5	0.00%

All American Printing	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/26/2032	69.8	61.1	63.0	0.03%

Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/19/2018	9.7	4.1	4.1	0.00%

Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Note	Prime plus 2.5%	4/3/2018	434.4	361.1	350.6	0.19%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2017	44.0	19.8	19.3	0.01%

RCB Enterprises, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	12/18/2017	21.2	11.4	11.1	0.01%

Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/18/2017	168.7	75.5	73.9	0.04%

Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Note	Prime plus 2.75%	12/17/2017	8.4	3.0	2.9	0.00%

Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/11/2017	93.1	41.1	39.9	0.02%

Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Note	Prime plus 2.75%	12/10/2017	71.7	32.4	31.5	0.02%

David and Julie Nodland, LLC dba Relax the Back	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/6/2017	63.1	28.3	27.5	0.02%

Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Note	Prime plus 2.75%	11/28/2017	18.6	8.2	7.9	0.00%

The Design Shop, LLC	Textile Mills	Term Note	Prime plus 2.75%	11/27/2027	247.5	199.2	201.9	0.11%

MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Note	Prime plus 2.75%	11/14/2017	6.9	2.8	2.7	0.00%

Jung Design, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	11/3/2014	4.1	0.5	0.5	0.00%

Kings Laundry,LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	10/30/2017	64.5	28.3	27.8	0.02%

Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	10/17/2017	15.0	6.5	6.4	0.00%

Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Note	Prime plus 2.75%	12/29/2017	21.1	7.6	7.5	0.00%

Jebb Consulting, Inc.	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	9/20/2014	16.0	0.7	0.7	0.00%

Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Note	Prime plus 2.75%	9/15/2017	12.6	5.3	5.2	0.00%

Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Note	Prime plus 2.75%	8/29/2017	9.0	3.3	3.2	0.00%

1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Note	Prime plus 2.75%	5/18/2032	15.8	13.5	13.9	0.01%

Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Note	Prime plus 2.75%	8/17/2017	315.0	112.9	110.9	0.06%

Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/11/2017	50.0	20.9	20.3	0.01%

South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Note	Prime plus 2.75%	8/10/2016	61.8	16.3	16.0	0.01%

Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/30/2017	148.9	59.9	58.8	0.03%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	3/16/2017	10.0	3.7	3.6	0.00%

Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Note	Prime plus 2.25%	9/7/2027	267.3	212.4	208.8	0.12%

CCS, Services, Inc.	Administrative and Support Services	Term Note	Prime plus 2.75%	2/28/2015	2.9	0.3	0.3	0.00%

L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	5/27/2017	12.8	4.3	4.2	0.00%

M and K Nutrition LLC	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	2/9/2017	22.5	8.6	8.3	0.00%

Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Note	Prime plus 2.75%	2/5/2026	52.6	39.8	40.2	0.02%

Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	4/30/2017	5.6	1.5	1.5	0.00%

Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/31/2017	6.0	2.2	2.1	0.00%

No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	4/26/2017	6.7	2.0	1.9	0.00%

Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Note	Prime plus 2.75%	4/25/2017	7.5	2.9	2.8	0.00%

CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	1/17/2017	10.8	4.0	3.9	0.00%

Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Note	Prime plus 2.75%	1/5/2027	286.9	222.2	225.0	0.12%

Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/29/2017	5.0	1.8	1.7	0.00%

Kyoshi Enterprises, LLC	Educational Services	Term Note	Prime plus 2.75%	12/29/2016	22.5	7.8	7.6	0.00%

Spain Street LLC	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/29/2017	14.5	5.7	5.6	0.00%

Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Note	Prime plus 2.75%	6/27/2017	13.0	4.3	4.2	0.00%

Jojan, Inc	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.25%	12/18/2031	49.7	42.1	41.6	0.02%

Misri Liquors, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	12/18/2016	67.5	23.3	22.8	0.01%

Tri-State Services, Inc.	Waste Management and Remediation Services	Term Note	Prime plus 2.75%	11/14/2016	4.1	1.3	1.3	0.00%

Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	11/3/2016	3.6	1.2	1.1	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	11/1/2016	3.8	1.2	1.1	0.00%
Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Note	Prime plus 2.75%	10/27/2019	46.2	9.0	8.9	0.00%

Smooth Grounds, Inc.	Food Services and Drinking Places	Term Note	7.75%	10/11/2016	64.5	43.4	43.3	0.02%

Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	9/20/2016	27.1	7.4	7.2	0.00%

Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	9/6/2016	3.6	1.2	1.2	0.00%

Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Note	Prime plus 2.75%	9/2/2016	13.6	4.2	4.1	0.00%

A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	8/1/2016	8.2	2.5	2.4	0.00%

Flint Batteries, LLC	General Merchandise Stores	Term Note	Prime plus 2.75%	7/21/2016	46.9	12.1	11.8	0.01%

Swerve Salon, LLC	Personal and Laundry Services	Term Note	Prime plus 2.75%	7/18/2016	5.9	0.3	0.3	0.00%

Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Note	Prime plus 2.75%	6/29/2016	7.0	1.7	1.6	0.00%

Top Class, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	6/28/2016	5.5	1.7	1.7	0.00%

It’s A Buffalo	Food Services and Drinking Places	Term Note	Prime plus 2.75%	5/26/2016	219.8	63.1	61.9	0.03%

Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India	Educational Services	Term Note	Prime plus 2.75%	5/12/2016	16.3	4.7	4.6	0.00%

Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	5/5/2016	8.8	2.4	2.4	0.00%

Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Note	Prime plus 2.75%	3/22/2016	8.1	2.1	2.1	0.00%

Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Note	Prime plus 2.75%	3/3/2028	244.7	186.5	189.5	0.10%

Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/27/2031	12.0	10.0	10.3	0.01%

Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	1/12/2016	15.0	3.3	3.3	0.00%

Spencer Fitness, Inc.	Personal and Laundry Services	Term Note	Prime plus 2.75%	1/11/2016	2.2	0.5	0.5	0.00%

Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Note	6.00%	12/1/2015	1,076.8	906.0	886.0	0.49%

Hyperbaric Medical Technologies, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/29/2015	62.5	14.4	14.1	0.01%

Hillside Fence Company, LLC	Specialty Trade Contractors	Term Note	Prime plus 2.25%	2/1/2020	206.5	69.9	68.1	0.04%

The K Dreyer Company	General Merchandise Stores	Term Note	Prime plus 2.75%	12/20/2015	14.4	3.4	3.3	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Note	Prime plus 2.25%	12/7/2015	77.0	19.7	19.1	0.01%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Note	Prime plus 2.75%	10/28/2026	5.1	3.9	3.9	0.00%

Fleming Marketing, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	10/26/2015	8.0	0.3	0.3	0.00%

JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Note	Prime plus 2.75%	10/13/2015	125.0	25.5	24.9	0.01%

My Baby Nest, LLC	Merchant Wholesalers, Nondurable Goods	Term Note	Prime plus 2.75%	9/30/2015	4.5	0.9	0.9	0.00%

Polaris Press, LLC	Printing and Related Support Activities	Term Note	Prime plus 2.75%	9/29/2015	7.7	1.6	1.6	0.00%
NRP Convenience, Inc.	Food and Beverage Stores	Term Note	Prime plus 2.75%	9/28/2015	36.4	3.1	3.0	0.00%

Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Note	Prime plus 2.75%	5/2/2030	76.9	68.1	69.8	0.04%

Daniel Knits, Inc & J & J Garment, Inc	Textile Mills	Term Note	Prime plus 2.75%	4/22/2015	57.7	9.2	9.0	0.00%

Jenchad, Inc and Chadjen, Inc	Repair and Maintenance	Term Note	Prime plus 2.125%	4/7/2025	277.5	139.9	136.6	0.08%

Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	3/31/2030	12.3	10.2	10.4	0.01%

Hyperbaric Medical Technologies, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/31/2015	128.0	18.3	17.9	0.01%

Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Note	Prime plus 2.75%	3/1/2025	25.1	18.0	18.1	0.01%

Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	1/21/2015	9.5	1.1	1.1	0.00%

TD-Roc’s Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	12/28/2014	201.2	10.0	9.8	0.01%

North Castle Sports Associates, LLC	Construction of Buildings	Term Note	Prime plus 2.75%	12/20/2014	26.2	1.6	1.6	0.00%

Jersey Style Pizza, LLC	Food Services and Drinking Places	Term Note	6.00%	12/17/2014	41.0	4.3	4.2	0.00%

Major Queens Body & Fender Corp.	Repair and Maintenance	Term Note	Prime plus 3.75%	12/17/2014	9.1	1.0	1.0	0.00%

Gary L. Lett, D.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	12/15/2014	6.8	0.6	0.5	0.00%

Seaghan Entertainment, Inc. DBA Pump It Up	Social Assistance	Term Note	Prime plus 2.75%	10/20/2014	17.6	1.4	1.4	0.00%

Bouquet Becla, Inc.	Miscellaneous Store Retailers	Term Note	Prime plus 2.75%	9/22/2014	8.0	0.1	0.1	0.00%

LJ Parker, L.L.C. dba Kwik Kopy Business Center 120	Administrative and Support Services	Term Note	7.00%	9/8/2014	62.1	36.3	35.6	0.02%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Moonlight Multi Media Production, Inc.	Other Information Services	Term Note	5.30%	2/1/2025	7.0	4.9	4.7	0.00%

McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/30/2029	17.2	13.2	13.5	0.01%

Hyperbaric Medical Technologies, Inc. and Advanced Clinical Tech	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	6/21/2014	46.0	2.1	2.0	0.00%

Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Note	Prime plus 3.75%	3/1/2018	13.5	4.6	4.6	0.00%

Beverage Solutions, Inc.	Nonstore Retailers	Term Note	Prime plus 2.75%	5/13/2014	5.4	0.2	0.2	0.00%

Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Note	Prime plus 1.50%	3/18/2029	42.9	32.8	30.8	0.02%

Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Note	Prime plus 2.50%	2/27/2024	18.3	12.1	12.0	0.01%
H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Note	5.00%	12/22/2028	254.0	95.4	95.1	0.05%

John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Note	Prime plus 2.75%	12/19/2028	18.0	14.1	14.4	0.01%

Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Note	Prime plus 2.25%	11/10/2028	25.3	19.8	19.5	0.01%

Akshar Group, LLC dba Amerihost Inn	Accommodation	Term Note	6.00%	11/5/2028	68.3	53.8	51.5	0.03%

Min Hui Lin	Food Services and Drinking Places	Term Note	Prime plus 2.75%	1/30/2028	28.8	20.2	20.6	0.01%

Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Note	Prime plus 2.5%	4/5/2029	61.1	48.6	48.9	0.03%

Steve Coury Ford,Lincoln — Mercury, Inc	Motor Vehicle and Parts Dealers	Term Note	6.00%	9/15/2014	34.6	8.4	8.2	0.00%

Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Note	Prime plus 2.50%	8/6/2028	12.4	9.5	9.5	0.01%

D & M Seafood, LLC d/b/a Rick’s Seafood	Food Manufacturing	Term Note	Prime plus 2.75%	10/10/2015	85.0	5.7	5.5	0.00%

Rama, Inc. dba Staybridge Suites	Accommodation	Term Note	Prime plus 2.00%	4/18/2026	675.0	467.0	453.0	0.25%

B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.00%	3/30/2021	57.2	28.9	28.0	0.02%

RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Note	Prime plus 2.50%	1/31/2023	14.3	9.4	9.3	0.01%

Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Note	Prime plus 2.00%	6/29/2025	16.9	10.9	10.6	0.01%

Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Note	Prime plus 2.75%	12/29/2021	6.0	3.3	3.3	0.00%

M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2.00%	3/20/2025	53.2	11.7	11.4	0.01%

OrthoQuest, P.C.	Ambulatory Health Care Services	Term Note	Prime plus 2.00%	3/12/2022	13.0	6.5	6.3	0.00%

CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Note	Prime plus 2.25%	4/30/2024	68.1	39.3	38.6	0.02%

Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Note	Prime plus 2.75%	6/16/2025	10.2	6.0	6.1	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Note	Prime plus 2.25%	9/8/2023	22.6	14.8	14.5	0.01%

Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Note	Prime plus 2.25%	2/14/2025	53.2	34.3	33.6	0.02%

Maruti, Inc	Accommodation	Term Note	Prime plus 2.25%	11/25/2024	50.4	32.0	31.4	0.02%

Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	10/19/2022	19.5	14.0	13.9	0.01%

LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Note	Prime plus 2.25%	9/27/2024	85.1	51.5	50.6	0.03%

Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	3/13/2023	15.7	9.3	9.3	0.01%

Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Note	Prime plus 2.25%	5/31/2023	46.4	26.6	26.1	0.01%

Naseeb Corporation	Accommodation	Term Note	Prime plus 2.25%	3/31/2024	62.9	38.4	37.7	0.02%

La Granja Live Poultry Corp.	Food Manufacturing	Term Note	Prime plus 2.75%	8/26/2018	12.4	4.5	4.4	0.00%

Stillwell Ave Prep School	Social Assistance	Term Note	Prime plus 2.75%	1/14/2023	17.1	8.5	8.5	0.00%

Karis, Inc.	Accommodation	Term Note	Prime plus 2.00%	12/22/2023	34.1	17.7	17.2	0.01%

Five Corners, Ltd.	Gasoline Stations	Term Note	Prime plus 2.75%	12/11/2019	19.5	8.4	8.3	0.00%

Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Note	Prime plus 2.25%	10/7/2023	24.0	14.3	14.0	0.01%

Alyssa Corp dba Knights Inn	Accommodation	Term Note	Prime plus 2.25%	9/30/2023	65.7	47.2	46.2	0.03%

Backsercise, Inc	Ambulatory Health Care Services	Term Note	Prime plus 2.00%	6/12/2023	13.5	7.8	7.6	0.00%

Bhailal Patel dba New Falls Motel	Accommodation	Term Note	Prime plus 2.75%	3/27/2023	22.9	5.9	5.9	0.00%

Pegasus Automotive, Inc.	Gasoline Stations	Term Note	Prime plus 2.75%	12/23/2022	25.8	14.7	14.7	0.01%

Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Note	Prime plus 2.75%	12/8/2022	4.4	1.9	1.9	0.00%

P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Note	Prime plus 2.75%	7/18/2021	32.6	16.2	16.1	0.01%

Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Note	Prime plus 2.75%	1/31/2022	11.4	3.1	3.1	0.00%

Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Note	Prime plus 2.75%	12/6/2021	8.3	4.3	4.3	0.00%

RJS Service Corporation	Gasoline Stations	Term Note	Prime plus 2.75%	8/20/2021	18.1	9.1	9.1	0.01%

Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/20/2020	6.2	2.9	2.9	0.00%

Total Performing SBA loans					$110,233.9	99,075.3	93,112.6	51.66%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
Non-Performing SBA loans (3)

Pyramid Real Estate Holdings, LLC	Food Services and Drinking Places	Term Note	6.00%	10/7/2022	12.7	8.9	6.8	0.00%

Bamboo Palace, Inc.	Food Services and Drinking Places	Term Note	6.00%	11/20/2022	56.7	40.2	38.9	0.02%

Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Note	Prime plus 2.75%	3/13/2023	64.0	50.3	26.0	0.01%

Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	9/14/2023	36.5	27.5	25.0	0.01%

Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Note	6.00%	8/17/2023	15.1	8.5	5.7	0.00%
Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Note	5.25%	10/3/2028	57.8	41.7	15.0	0.01%

Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Note	Prime plus 2.75%	5/18/2024	30.4	19.1	14.5	0.01%

West Experience,Inc/West Mountain Equipment Rental,Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	6/5/2026	74.9	59.7	50.8	0.03%

Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Note	Prime plus 2.00%	4/9/2029	47.9	38.1	29.5	0.02%

Midway Plaza, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	12/19/2029	200.0	167.6	158.3	0.09%

Donald Adamek dba Ken Carlson Tax Service	Professional, Scientific, and Technical Services	Term Note	Prime plus 3.75%	3/19/2014	4.0	0.5	0.4	0.00%

Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Note	7.00%	10/30/2015	6.6	1.5	1.4	0.00%

David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Note	Prime plus 2.75%	8/26/2024	17.9	11.0	9.6	0.01%

Metro East Sand, Inc and Calhoun County	Mining (except Oil and Gas)	Term Note	11.00%	10/29/2014	334.0	140.1	—	0.00%

Midwest Satellite Installation, Inc.	Telecommunications	Term Note	6.00%	1/27/2015	7.1	1.0	—	0.00%

Salon ZaVizion Corp.	Personal and Laundry Services	Term Note	6.00%	6/16/2025	10.6	8.6	—	0.00%

Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Note	6.00%	7/29/2015	44.7	14.6	13.1	0.01%

Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Note	6.00%	8/9/2015	5.0	1.8	1.8	0.00%
Knaak Design Studios, LLC	Repair and Maintenance	Term Note	Prime plus 2.75%	8/25/2013	1.8	0.0	0.0	0.00%

Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Note	7.75%	9/30/2015	244.2	159.7	10.6	0.01%

Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Note	7.75%	10/15/2015	10.2	5.3	1.8	0.00%

Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Note	6.00%	10/20/2015	6.0	2.4	2.2	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

Camilles of Washington Inc.	Food Services and Drinking Places	Term Note	Prime plus 2.75%	10/28/2015	18.2	4.1	4.0	0.00%

TechPlayZone, Inc.	Social Assistance	Term Note	Prime plus 2.75%	1/27/2016	9.1	2.1	0.6	0.00%

Guzman Group,LLC	Rental and Leasing Services	Term Note	6.00%	1/30/2016	251.7	224.0	79.2	0.04%

Gotta Dance Studio, Inc.	Educational Services	Term Note	Prime plus 2.75%	11/16/2016	11.6	4.9	—	0.00%

Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Note	Prime plus 2.75%	12/14/2016	90.5	23.6	22.8	0.01%

The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Note	6.00%	5/8/2017	45.8	17.3	15.3	0.01%

Krishna of Orangeburg, Inc.	Accommodation	Term Note	6.00%	2/20/2032	41.8	10.3	—	0.00%

Nextlife Recycling, LLC and Hanger Recycling Specialists, LLC	Chemical Manufacturing	Term Note	6.00%	9/28/2021	500.0	71.1	47.6	0.03%

E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Note	0.00%	4/18/2017	209.2	93.9	72.9	0.04%

Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	10/25/2017	7.4	3.3	1.4	0.00%

Bozrock, LLC dba Olana	Food Services and Drinking Places	Term Note	6.00%	5/29/2018	305.5	186.6	39.9	0.02%

CleanClean, Inc.	Paper Manufacturing	Term Note	6.00%	6/5/2018	129.5	91.9	—	0.00%

Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Note	6.00%	3/6/2018	65.0	21.3	18.9	0.01%

Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Note	6.00%	6/18/2026	225.0	170.3	69.3	0.04%

Bwms Management, LLC	Food Services and Drinking Places	Term Note	6.00%	7/7/2027	109.1	94.3	41.8	0.02%

Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Note	6.00%	8/23/2018	125.0	119.3	115.3	0.08%

Affordable Auto Air Plus Corp.	Motor Vehicle and Parts Dealers	Term Note	6.00%	9/4/2032	76.1	67.6	33.9	0.02%

Automotive Empire, LLC dba Auto-Lab of Oakland Park	Repair and Maintenance	Term Note	6.00%	9/24/2030	264.0	214.7	—	0.00%

The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Note	Prime plus 2.75%	11/13/2015	17.8	9.8	—	0.00%

CLBAZ Connections, LLC dba 24-7BrightStar HealthCare	Ambulatory Health Care Services	Term Note	6.00%	2/15/2019	118.2	88.0	85.0	0.05%

Sherburne Metal Products Inc.	Primary Metal Manufacturing	Term Note	6.00%	9/12/2033	500.0	162.7	36.0	0.02%

Lone Oak Enterprises, Inc.	Administrative and Support Services	Term Note	6.00%	10/6/2018	486.0	94.1	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

CLBAZ Connections, LLC dba 24-7 BrightStar Healthcare	Ambulatory Health Care Services	Term Note	6.00%	2/17/2020	10.0	8.7	8.4	0.01%

AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Note	6.00%	4/30/2025	152.9	140.9	136.2	0.08%

Base-Line II, Inc.	Printing and Related Support Activities	Term Note	6.00%	7/16/2020	204.0	153.5	—	0.00%

Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Note	Prime plus 2.75%	7/30/2020	160.0	133.7	129.2	0.07%

Classic Lanes,Inc.	Amusement, Gambling, and Recreation Industries	Term Note	6.00%	8/18/2035	151.9	148.3	70.1	0.04%

Vino Nobile Holdings,LLC and Your Place or Vine, LLC	Food Services and Drinking Places	Term Note	6.00%	2/22/2031	84.3	29.0	—	0.00%

Groundworks Unlimited LLC	Specialty Trade Contractors	Term Note	6.00%	12/17/2023	116.3	102.4	95.6	0.06%

Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Note	6.00%	12/28/2035	145.9	144.6	53.7	0.03%

Robert E. Rainey, Jr. and Stokes Floor Covering Company, Inc.	Furniture and Home Furnishings Stores	Term Note	Prime plus 2.75%	12/29/2035	122.9	115.0	98.6	0.05%

T&Z Meat, Inc dba Chicago Meat Market	Food and Beverage Stores	Term Note	6.00%	12/30/2035	150.4	58.2	—	0.02%

Design Video Communications, Inc. dba DVC	Professional, Scientific, and Technical Services	Term Note	6.00%	2/18/2036	92.4	19.0	9.5	0.01%

Moris Glass and Construction	Specialty Trade Contractors	Term Note	6.00%	3/7/2021	49.7	44.8	16.2	0.01%

Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Note	6.00%	3/29/2036	490.0	467.0	451.2	0.26%

Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Note	6.00%	3/29/2036	303.8	289.5	—	0.00%

Harrelson Materials Management,Inc	Waste Management and Remediation Services	Term Note	6.00%	6/24/2021	537.5	475.9	354.3	0.20%

Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Note	Prime plus 2.75%	9/16/2021	21.0	17.5	16.9	0.01%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6.00%	11/7/2036	427.5	419.9	401.1	0.23%

Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Note	6.00%	11/7/2036	204.0	201.6	130.0	0.07%

Graphline, Inc. and Baseline, Inc. d/b/a Graphline, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	2/23/2022	246.3	229.4	—	0.00%

Graphline, Inc. and Baseline, Inc. d/b/a Graphline, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	2/23/2022	200.0	186.3	—	0.00%

DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2037	781.8	768.2	742.2	0.43%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Note	Prime plus 2.75%	3/23/2022	379.6	268.3	259.3	0.14%

United Woodworking, Inc.	Wood Product Manufacturing	Term Note	Prime plus 2.75%	12/20/2022	17.3	13.6	12.3	0.01%

Huntington Beach Surgical Arts LLC and HMN & Associates LLC	Ambulatory Health Care Services	Term Note	Prime plus 2.75%	3/7/2023	75.8	74.9	45.9	0.03%

Whitfield Steel Recycling, Inc.	Merchant Wholesalers, Durable Goods	Term Note	6.00%	4/8/2030	190.9	187.8	—	0.00%

SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Note	6.00%	4/19/2023	121.3	64.0	55.7	0.03%

Total Non-Performing SBA loans					$10,332.1	$7,345.3	$4,181.7	2.32%

Performing SBA loans held for sale (4):

Kiddie Steps 4 You Inc.	Social Assistance	Term Note	Prime plus 2.75%	9/25/2038	71.6	71.6	80.2	0.04%

Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Note	Prime plus 2.75%	10/29/2038	1,760.2	1,752.2	1,962.5	1.10%

Tortilla King, Inc.	Food Manufacturing	Term Note	Prime plus 2.75%	3/14/2029	1,342.0	1,342.0	1,503.0	0.83%

TC Business Enterprises LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Note	Prime plus 2.75%	3/27/2024	258.3	258.3	289.3	0.16%

Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Note	Prime plus 2.75%	7/28/2039	71.6	71.6	80.2	0.04%

Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Note	Prime plus 2.75%	3/31/2039	64.1	64.1	71.8	0.04%

Total Performing SBA loans held for sale					$3,567.8	$3,559.8	$3,987.0	2.21%

Equity Investments (5):

Advanced Cyber Security Systems, LLC (6), (13)	Offers web-based security solutions to businesses.	50% membership interest, Term loan	3.00%	December 2014	—	—	—	0.00%

Automated Merchant Services, Inc. (7), (13)	Provides electronic merchant payment services to businesses and government agencies nationwide.	100% Common Stock		n/a	—	—	—	0.00%

Business Connect, LLC (8), (13)	Multi-lingual business processing outsourcing organization focused on serving middle market and large companies in the business and financial services industry with specific emphasis on the Hispanic market.	100% membership interests, Term loan	10.00%	December 2007	—	—	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

CCC Real Estate Holdings Co., LLC	Non-bank lender under the program administered by the US Small Business Administration.	100% membership interests		n/a	—	1.0	1.0	0.00%
CDS Business Services, Inc. (9), (13)	Accounts receivable management systems and services; comprehensive commercial and consumer billing, payments and collection service	100% common stock	—	n/a	—	—	3,720.0	2.06%
		Term loans at 1%	1.00%	Various maturities through 12/1/2014	1,480.0	—	1,480.0	0.82%

CrystalTech Web Hosting, Inc.	Web hosting and design.	100% Common Stock		n/a	—	9,256.0	21,600.0	11.98%
Exponential Business Development Co. Inc. (13)	Invests in early-stage companies, venture capitalism.	100% Common Stock		n/a	—	—	—	0.00%

First Bankcard Alliance of Alabama, LLC (10), (13)	Markets and sells check, credit and debit card processing services, as well as ancillary processing equipment and software to merchants who accept credit cards.	95% membership interests		n/a	—	—	—	0.00%

Fortress Data Management, LLC (8), (13)	Electronic data storage and backup services.	100% membership interests		n/a	—	—	—	0.00%

Newtek Insurance Agency, LLC (13)	Provides insurance services to commercial, institutional and individual customers.	100% membership interests		n/a	—	—	2,400.0	1.33%

PMTWorks Payroll, LLC (11), (13)	Provides payroll processing and related services.	80% membership interests		n/a	—	—	365.0	0.20%
		Term loan	12.00%	August 2015	435.0	—	435.0	0.24%

Secure CyberGateway Services, LLC (12), (13)	Data processing, hosting and related services.	66.7% membership interests		n/a	—	—	—	0.00%

Small Business Lending, Inc. (13)	Loan servicing	100% Common Stock		n/a	—	—	2,800.0	1.55%
Summit Systems and Designs, LLC (8), (13)	Full service and high quality Linux based web hosting company providing individuals, organizations, and users with online systems needed for storing information, images, etc.	100% membership interests		n/a	—	—	—	0.00%
		Term loan	10.00%	2015	—	—	—	0.00%

Newtek Business Services Corp.

Consolidated Special Purpose Schedule of Investments

March 31, 2014

(in thousands)

Name of Portfolio Company	Industry	Type of Investment	Interest rate (2)	Maturity Date	Principal	Cost	Fair Value	% of Fair Value Investments

The Texas Whitestone Group, LLC	Provides loan closing services and investment and managerial services for Texas Certified Capital Company	100% membership interests		n/a	—	65.0	—	0.00%

Universal Processing Services of Wisconsin, LLC (13)	Electronic payment processing and merchant solutions.	100% membership interests		n/a	—	—	45,650.0	25.32%

Where Eagles Fly, LLC (13),(14)	Theatrical productions	95% membership interests		n/a	—	—	—	0.00%

Total Equity Investments					$1,915.0	$9,322.0	$78,451.0	43.65%

	Grand Total Schedule of Investments				$126,048.8	$119,302.4	$179,732.3	100.00%

*	denotes non income producing loans
(1)	Newtek values each performing loan using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments, and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loans cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7a program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded PLP status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors. Selling the loans as a pool of loans is more indicative of fair value than on a one by one basis and the bigger base for portfolio purchases is significantly larger than a small balance small business loan on a unit sale.
(2)	Prime Rate is equal to 3.25% as of March 31, 2014.
(3)	Newtek values non-performing loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period. Net recovery of collateral, (Fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate.
(4)	Newtek values loans held for sale using the secondary SBA 7a market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs.
(5)	Control Investments are disclosed above as equity investments in those companies that are “Control Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Newtek Business Services Corporation if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.
(6)	100% wholly-owned by Exponential of New York, LLC.
(7)	95% owned by Wilshire Partners, LLC., 5% owned by non-affiliate
(8)	100% owned by Wilshire Texas Partners I, LLC.
(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services, Inc.
(10)	95% owned by Wilshire Alabama Partners, LLC., 5% owned by non-affiliate
(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate
(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate
(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate.

NEWTEK BUSINESS SERVICES CORP.

NOTES TO CONSOLIDATED SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

MARCH 31, 2014

NOTE 1 — BACKROUND

Newtek Business Services Corp. (“Newtek MD”), a Maryland corporation, was formed in August 2013 for the purpose of reincorporating Newtek Business Services, Inc. (“Newtek NY”), in the state of Maryland and then merging Newtek NY into Newtek MD. Upon completion of the merger, Newtek MD will assume all of the assets and liabilities of Newtek NY, and the shares of Newtek NY will be converted into shares of Newtek MD. Newtek NY will then cease to exist. The assets included in the accompanying consolidated special purpose schedule of investments are owned by Newtek NY and upon completion of the merger and the public offering, the assets of Newtek NY, including those assets reflected in the accompanying consolidated special purpose schedule of investments, will be transferred to Newtek MD.

Newtek MD anticipates filing an election to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended, and intends to operate subsequently as an internally managed, non-diversified closed-end investment company. Newtek MD’s investment objective will be substantially similar to Newtek NY’s current investment objective—to invest primarily in debt investments made through its small business finance platform under the SBA 7(a) program and to a lesser extent in equity investments that enhance its integrated operating businesses.

There can be no assurance that the public offering will be consummated or that the consolidated special purpose schedule of investments is a complete and accurate depiction of the loans and other investments that will ultimately be merged into Newtek MD.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated special purpose schedule of investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). This accompanying consolidated special purpose schedule of investments to be merged into Newtek MD was prepared by the officers of Newtek NY (“Management”) and approved by the Board of Directors of Newtek NY (the “Board”).

The accompanying consolidated special purpose schedule of investments includes investments held by Newtek NY. Certain of these investments were made through holding companies organized by Newtek NY. All investments are wholly or majority owned by Newtek NY.

The accompanying consolidated special purpose schedule of investments includes the accounts of the Company and its wholly or majority owned subsidiaries. The Company’s subsidiaries include the following:

Exponential of New York, LLC

The Whitestone Group, LLC

Wilshire Holdings I, Inc.

Wilshire Holdings II, Inc.

Wilshire Alabama Partners, LLC

Wilshire Colorado Partners, LLC

Wilshire DC Partners, LLC

Wilshire Louisiana BIDCO, LLC

Wilshire Louisiana Partners II, LLC

Wilshire Louisiana Partners Ill, LLC

Wilshire Louisiana Partners IV, LLC

Wilshire New York Advisers II, LLC

Wilshire New York Partners Ill, LLC

Wilshire New York Partners IV, LLC

Wilshire New York Partners V, LLC

Wilshire Partners, LLC

Wilshire Texas Partners I, LLC

Use of estimates

The preparation of the consolidated special purpose schedule of investments in conformity with GAAP requires Management and the Board to make estimates and assumptions that affect the amounts disclosed in the consolidated special purpose schedule of investments. Actual results could differ from those estimates.

Valuation of investments

Newtek NY has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied.

NOTE 3 — FAIR VALUE MEASUREMENTS

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, Management uses various valuation approaches, all of which have been approved by the Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type and age of investment, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management and the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation, if applicable. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

As of March 31, 2014, Management used internal models in arriving at the determination of fair value of its investments. Newtek NY performed detailed valuations of its debt and equity investments on an individual basis, using market and income approaches, as appropriate.

The accompanying consolidated special purpose schedule of investments to be assumed by Newtek MD consists primarily of controlled equity investments in which the company owns more than 25%, and debt instruments, primarily Small Business Administration (“SBA”) 7(a) loans.

Management generally uses the income approach to determine fair value for its debt investments, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, Management may consider other factors in determining the fair value, including the value attributable to the debt investment, or the proceeds that would be received in a liquidation analysis. Management considers its SBA 7(a) loans to be Level 3 performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 SBA loans, Newtek NY performed a discounted cash flow (“DCF”) for each loan using Level 3 inputs, which includes assumptions about future fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, cumulative default rates and prepayment speeds, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 SBA loan becomes non- performing, as defined above, Newtek NY will perform a DCF to calculate the fair value of the loan based upon the underlying collateral of the loan in a liquidation scenario. Inputs to the DCF model for non-cash flowing loans include the fair market value of the collateral, the costs and time to liquidate, and a discount rate. The fair market value of the collateral less the cost to liquidate represents the net recovery management expects to realize through a liquidation scenario. The net recovery is then assigned to the estimated time to liquidate and applied in the cash flow model discounted to calculate the net present value. Loans which generate cash flow are entered into the performing loan DCF with an adjustment to prepayment assumption (assuming these loans will not-prepay) and discounted at an appropriate rate used to account for the increased credit risk associated with non-performing loans.

For guaranteed portions funded, but not yet traded at each measurement date, management elected to fair value SBA loans held for sale within the fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value utilizing Level 2 assets. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. The Company sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets.

For equity investments, Management uses an internal model that utilizes both the income approach and the market comparable approach (where applicable) and averages the two to arrive at a value. The income approach begins with an estimation of the annual cash flows expected to be generated over a discrete projection period for the business. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The present value of the estimated cash flows are then added to the present value equivalent of the residual value of the asset (if any) or the business at the end of the discrete projection period to arrive at an estimate of fair value.

The market comparable method is a valuation technique that provides an estimation of fair value based on a comparison of the particular portfolio company to comparable companies in similar lines of business that are publicly traded. Under the market approach, publicly traded guideline companies are first selected and based on these selected guideline companies, market multiples are then calculated. A comparison of certain financial metrics between the subject company and the selected guideline companies is then performed. To arrive at the enterprise value of the business on a marketable, non-controlling interest basis, a selected range of reasonable multiples is chosen and applied to the financial results of the subject company.

The following table presents information about the consolidated schedule of investments measured at fair value as of March 31, 2014:

	Inputs (Level 1)	Inputs (Level 2)	Inputs (Level 3)	Total
Investments, at fair value
Performing SBA loans	$—	$—	$93,113	$93,113
Non performing SBA loans	—	—	4,182	4,182
SBA loans held for sale	—	3,987	—	3,987
Equity investments	—	—	78,451	78,451

	$—	$3,987	$175,746	$179,733

The following table presents quantitative information about the significant unobservable inputs of the Level 3 investments as of March 31, 2014:

	Fair Value	Valuation Technique	Unobservable Input	Range
				Minimum	Maximum
Assets:
Performing Loans	$93,113	Discounted cash flow	Market yields	5.38%	5.38%

Non-Performing Loans	$4,182	Discounted cash flow	Market yields	7.00%	7.00%

Equity Investments	$78,451	Market comparable companies	EBITDA multiples	3.00x	5.25	x
		Market comparable companies	Revenue multiples	0.40x	5.00	x
		Discounted cash flow	Weighted Average Cost of Capital	14.50%	20.00%

The significant unobservable inputs used in the discounted cash flow fair value measurement of performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Internally developed prepayment curves, derived from historical prepayment data were applied to estimated future expected cash flows in consideration of prepayment risks associated with the underlying loan. Internally developed default curves, derived from historical loss data were applied to estimated future expected cash flows in consideration of default risks associated with the underlying loan. Lastly, recovery rates on underlying collateral were developed in the determination of cash flows to be recovered in the event of liquidation. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of non-performing loans is the discount rate used to discount the estimated future expected cash flows expected to be received from the underlying loan, which include both future principal and interest payments. Estimated time to liquidate assumptions were applied to estimated future expected cash flows in consideration of when recoveries will be received. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the discounted cash flow fair value measurement of equity investments is the weighted average cost of capital. The weighted average cost of capital is indicative of the required return investors would demand, on a weighted capital structure basis, for the respective equity investment. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying loan.

The significant unobservable inputs used in the market approach of fair value measurement of equity investments are the market multiples of EBITDA and revenue of the comparable public companies. Using these guideline public companies data, a range of multiples of enterprise value of EBITDA or revenue is calculated. Newtek applies said multiple ranges for purposes of deriving an enterprise value for each respective equity investment. Significant changes in the unobservable inputs would result in a change in the fair value estimate of the underlying equity investment.

The following table shows the fair value of our consolidated portfolio of investments, by industry, as of March 31, 2014:

	Consolidated Investments at Fair Value in (000’s)	% of Net Assets
Electronic payment processing and merchant solutions.	$45,650.0	25.3%
Web hosting and design.	21,600.0	12.0%
Food Services and Drinking Places	6,713.5	3.7%
Amusement, Gambling, and Recreation Industries	6,343.2	3.5%
Food Manufacturing	5,514.1	3.1%
Accounts receivable management systems and services	5,200.0	2.9%
Truck Transportation	4,951.4	2.7%
Accommodation	4,704.1	2.6%
Professional, Scientific, and Technical Services	4,655.7	2.6%
Fabricated Metal Product Manufacturing	4,590.9	2.5%
Specialty Trade Contractors	4,461.6	2.5%
Repair and Maintenance	4,352.8	2.4%
Ambulatory Health Care Services	4,252.2	2.4%
Gasoline Stations	3,394.5	1.9%
Merchant Wholesalers, Durable Goods	3,159.2	1.8%
Loan servicing	2,800.0	1.6%
Plastics and Rubber Products Manufacturing	2,526.4	1.4%
Insurance services to commercial, institutional and individual customers	2,400.0	1.3%
Personal and Laundry Services	2,215.7	1.2%
Merchant Wholesalers, Nondurable Goods	2,198.8	1.2%
Social Assistance	1,999.1	1.1%
Broadcasting (except Internet)	1,871.7	1.0%
Printing and Related Support Activities	1,833.8	1.0%
Motor Vehicle and Parts Dealers	1,754.0	1.0%
Administrative and Support Services	1,718.4	1.0%
Heavy and Civil Engineering Construction	1,629.0	0.9%
Miscellaneous Manufacturing	1,581.6	0.9%
Food and Beverage Stores	1,569.5	0.9%
Other	24,091.1	13.6%

Total	$179,732.3	100.0%

NOTE 4 — CREDIT RISK

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

NOTE 5 — SUBSEQUENT EVENTS

In preparing this consolidated special purpose schedule of investments management has evaluated subsequent events and transactions for potential recognition and/or disclosure through August 27, 2014.

2,200,000 Shares

Common Stock

NEWTEK BUSINESS SERVICES CORP.

PROSPECTUS

November 12, 2014

JMP Securities

Ladenburg Thalmann

Lebenthal